UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10027

STATE FARM MUTUAL FUND TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza

Bloomington, IL 61710-0001

(Address of principal executive offices) (Zip code)

Michael L. Tipsord	Alan Goldberg
One State Farm Plaza	Bell, Boyd & Lloyd LLC
Bloomington, Illinois 61710-0001	Three First National Plaza
70 West Madison St., Suite 3100
Chicago, Illinois 60602
(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-4930

Date of fiscal year end: 12/31/2005

Date of reporting period: 12/31/2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

Table of Contents

Message to Shareholders	1
State Farm Equity Fund	3
State Farm Small Cap Equity Fund	6
State Farm International Equity Fund	9
State Farm S&P 500 Index Fund	12
State Farm Small Cap Index Fund	15
State Farm International Index Fund	18
State Farm Equity and Bond Fund	21
State Farm Bond Fund	24
State Farm Tax Advantaged Bond Fund	27
State Farm Money Market Fund	30
State Farm LifePath® Funds	31
Expense Example (unaudited)	47

Schedule of Investments
State Farm Equity Fund	55
State Farm Small Cap Equity Fund	57
State Farm International Equity Fund	60
State Farm Small Cap Index Fund	64
State Farm International Index Fund	84
State Farm Equity and Bond Fund	97
State Farm Bond Fund	98
State Farm Tax Advantaged Bond Fund	104
State Farm Money Market Fund	109

Financial Statements
Statements of Assets and Liabilities	110
Statements of Operations	114
Statements of Changes in Net Assets	116
Notes to Financial Statements	122
Financial Highlights	142
Report of Independent Registered Public Accounting Firm	172
Management Information	173
Master Investment Portfolio
Schedule of Investments
S&P 500 Index Master Portfolio	176
LifePath Retirement Master Portfolio	186
LifePath 2010 Master Portfolio	190
LifePath 2020 Master Portfolio	194
LifePath 2030 Master Portfolio	198
LifePath 2040 Master Portfolio	202
Active Stock Master Portfolio	206
CoreAlpha Bond Master Portfolio	213
Financial Statements
Statements of Assets and Liabilities	225
Statements of Operations	228
Statements of Change in Net Assets	231
Notes to Financial Statements	236
Report of Independent Registered Public Accounting Firm	247
Trustees Information	248

Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown in this report. Obtain total returns for the Funds current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return for the Funds reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses.

This report and material must be accompanied or preceded by a prospectus for the State Farm Mutual Fund Trust (the “Trust”).

The Trust offers Class A, Class B, Class R-1, Class R-2, Class R-3, and/or Institutional shares for fifteen separate funds through three prospectuses, one for Class A and Class B shares, one for Class R shares, and another for Institutional shares.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Distributor: State Farm VP Management Corp.

Service is only a phone call away

Contact your local Registered State Farm Agent or call our Securities Products Department toll free, at 1-800-447-4930.

Fund prices are available to you 24 hours a day, 7 days a week.

Securities Products Response Center Representatives are available 8 a.m.–6 p.m. Central Time Monday through Friday (except holidays)

1-800-447-4930

Visit our website www.statefarm.com®

Message to Shareholders of State Farm Mutual Fund Trust

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended December 31, 2005, for the State Farm Mutual Fund Trust (the “Trust”). For each of the fifteen Funds offered by the Trust, you will find management’s discussion of investment philosophy and process, market and fund-specific factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons to put each Fund’s performance into context. This Annual Report also includes the Trust’s 2005 fiscal year-end audited financial statements and a complete list of portfolio holdings for each fund to help you further understand the Fund(s) you own. We encourage you to review this entire report.

Corporate Action

Results of the June Special Shareholder Meeting were reported in the Semi-Annual Report dated June 30, 2005, for the Trust. Subsequent to that report was the actual transfer of investment management duties for three Funds of the Trust to sub-advisers. Capital Guardian Trust Company assumed the sub-advisory investment management duties for the State Farm Equity Fund, and Northern Trust Investments, N.A. assumed the sub-advisory investment management duties for both the State Farm Small Cap Index and International Index Funds. More detailed information on these transitions and the new sub-advisers is included in the Management Discussion of Fund Performance for each respective Fund.

One of the other key elements of the Special Shareholder Meeting was the approval of what’s referred to as “Manager-of-Managers” authority for a majority of the Funds within the Trust. A Manager-of-Managers structure would allow the Trust’s Board of Trustees to appoint additional or replacement sub-advisers without obtaining shareholder approval – which is a cost savings for the Trust. Final implementation of this structure will not occur until the Securities and Exchange Commission grants an Exemptive Order.

Market Review

The U.S. stock market as represented by the S&P 500® Index struggled for most of the reporting period with a negative trend before finishing the year with positive results. Weighing on the market at various points were external factors like the Federal Reserve raising interest rates, rapidly rising energy prices, and the economic and social disruptions of a catastrophic hurricane season. As Winston Churchill once said, “A pessimist sees difficulty in every opportunity. An optimist sees the opportunity in every difficulty.” As such, the S&P 500 Index closed out 2005 with a gain of 4.91% for the year. Performance was stronger among international equities as represented by the MSCI EAFE® Free Index gain of 13.54% in 2005.1

After thirteen measured increases of 0.25% each to the short-term Fed Funds Rate beginning in 2004, the Federal Reserve appears to have reversed most of the accommodative stance it had instilled since 2001. Changes to intermediate and long-term

[1]	Source: Lipper Analytics. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. It is not possible to invest directly in an index. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates. Past performance does not guarantee future results.

yields over the past year, however, were not measured. The 10-year U.S. Treasury bond yield closed December 2005 at 4.39% which was 0.15% higher than where it started the year after declining to a low of 4.00% in February. The up/down swing of the 30-year U.S. Treasury bond yield went from a start of 4.82%, to a low of 4.19% in June, to a high of 4.85% in November, before settling at 4.55% at the end of the year. As a result, long maturity bonds outperformed both intermediate and short maturity bonds over the 1-year reporting period.2

Market volatility across equity and fixed income asset classes is always present. Being diversified with a portfolio designed to fit your needs can be an important part of an investment plan. Your Registered State Farm Agent is there to help you. Working with someone you know can be a comfort when making important decisions about your future.

Thank you for your continued investment and for entrusting your assets to State Farm Mutual Funds®.

Sincerely,

Phillip G. Hawkins

Vice President

State Farm Investment Management Corp.

[2]	Source: Bloomberg and the U.S. Department of the Treasury. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Equity Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

Based on shareholder approval at the June 17, 2005 Special Shareholder Meeting, the State Farm Equity Fund (the “Fund”) became sub-advised by Capital Guardian Trust Company (“Capital Guardian”) effective September 1, 2005. At the same time the benchmark for the Fund changed to the Russell 1000® Value Index as compared to the previous S&P 500 Index benchmark. The reason behind the need for the benchmark change was to coincide with the Fund being managed with more of a value-oriented investment style than before the September 1st transition.

The Fund, under normal circumstances, invests at least 80% of its net assets in common stocks of U.S. companies with market capitalizations of at least $1.5 billion. Capital Guardian chooses stocks for the portfolio for their long-term potential for capital growth, which is consistent with the objective of the Fund since inception. In making investment decisions on specific securities, however, Capital Guardian looks for companies with one or more of the following characteristics: below-market price-to-earnings, below-market price-to-book value, and above market yield.

Describe the relevant market environment as it related to the Fund for the reporting period.

A second-half rally in the U.S. stock market as represented by the S&P 500 Index resulted in a gain for the year of 4.91%. This gain was supported by corporate profits that grew on average at a double-digit pace. U.S. economic growth was resilient despite higher energy prices, devastating hurricanes, and rising short-term interest rates. The Energy sector was the best performing sector of the U.S. market with a gain for the year 2005 in excess of 30%. With the United States being the largest consumer of energy in the world, escalating oil prices topped the headlines during much of the period. The Utilities sector was the second best performing sector in the U.S. market with a gain for the year in excess of 16%.

The Financial Services sector closed out 2005 with a slightly positive gain thanks to a 6% return during the fourth-quarter of the year. Insurance, real estate-related, and diversified financial services companies led the way while commercial banks declined on average in 2005. The worst performing sectors in the market were Consumer Discretionary – particularly companies in industries related to Auto and Media – and the Telecommunication Services sector.

Provide an illustration of the Fund’s investments.

*	Illustrated by Sector and based on total net assets as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2005, Class A shares of the State Farm Equity Fund had a total return of 6.76% (without sales charges) compared to a 4.91% return for the S&P 500® Index and 7.05% return for the Russell 1000® Value Index over the same timeframe. Broadening the timeframe to the 3-year period ended December 31, 2005, Class A shares of the State Farm Equity Fund had a total return of 12.22% (without sales charges) versus the S&P 500® Index return of 14.39% and Russell 1000® Value Index return of 17.49%. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Institutional shares inception date 11/01/2001. Class R-1, Class R-2 and Class R-3 shares inception date 09/13/2004. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.

The performance data quoted represents past performance and does not guarantee future results. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, a maximum sales charge of 2% for Class B shares at five years, and a maximum sales charge of 1% for Class B shares since inception (Institutional, Class R-1, Class R-2 and Class R-3 shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 1% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

[1]	S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

[2]	Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The transition to Capital Guardian on September 1st led to substantial turnover within the Fund’s portfolio. Positions in 72 companies were eliminated from the portfolio while 61 new companies were added to the portfolio. Further, 14 of the top 20 holdings as of December 31, 2005, were new to the portfolio after this change. This effort resulted in a capital gain distribution to shareholders on December 23 equivalent to 9% of the Fund’s closing NAV on December 22, 2005. Prior to this event the Fund had never paid a capital gain distribution and kept turnover below 5% on an annual basis since inception.

The Fund’s exposure to Energy, the top-performing sector for the year, contributed the most to overall performance. Prior to the transition to Capital Guardian, Energy was the largest sector weighting in the Fund at 15.9% of net assets as of August 31, 2005. That eight-month period was also a period of positive performance for the sector. After the September 1st transition that weighting was reduced to 8.51% of net assets as of December 31, 2005. Reducing the Fund’s energy weighting was beneficial as the Energy sector declined over -9% the last 3 months of the year. The Fund’s largest holding in this sector was Royal Dutch Shell (3.12% of net assets for ADR Class A&B combined) which returned approximately 20% for the year. Transocean, an offshore drilling company, was the second largest holding in this sector (1.57% of net assets) and one of the best performing stocks in the Fund with a share price gain of over 70%. Other large holdings in the Energy sector that were positive contributors for the Fund include: Kinder Morgan (1.43% of net assets), Exxon Mobil (1.06% of net assets) and Chevron (0.88% of net assets).

The Financials sector made up the largest allocation of the portfolio at year end with 27.84% of net assets. Prior to the transition the Financials sector made up 11.2% of net assets. This increased exposure was beneficial as Financials were the second-best performing sector for the 4th quarter of 2005 with a gain of almost 6% during that time. The Fund’s largest two holdings were JPMorgan Chase (3.99% of net assets) and Washington Mutual (3.30% of net assets), both of which had virtually flat stock prices for the year while the commercial banking industry overall declined during 2005. The Fund’s other large holdings in this sector, Wells Fargo (2.37% of net assets), also had a virtually flat stock price for the year while General Growth Properties (2.35% of net assets), a Real Estate Investment Trust, gained in value approximately 35% for the year.

One of the largest detractors to performance for the Fund included General Electric (2.92% of net assets) which declined -2% for the year and was held in the Fund both before and after the sub-adviser transition. International Business Machines (IBM) and Wal-Mart were both held in the Fund prior to the September transition but were subsequently liquidated. IBM declined -18% through August prior to liquidation while Wal-Mart declined -14% for the same timeframe.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

2005’s portfolio turnover and subsequent capital gain distribution stemmed from the hiring of Capital Guardian as sub-adviser to the portfolio. In the years prior to that transition, the Fund’s annual turnover ratio had been below 5%.

Financial highlights for this Fund can be found on pages 142-143.

State Farm Small Cap Equity Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small Cap Equity Fund (the “Fund”) seeks long-term growth of capital. In doing so, the Fund seeks to outperform the Russell 2000® Index over the long-term by investing primarily in stocks issued by U.S. companies with market capitalizations of under $1.5 billion. An allocation to small cap stocks allows for investment exposure to companies in the early stages of development. Often, these companies will possess breakthrough products, technologies, or services, or be attractively positioned in fast-growing markets.

The Fund’s sub-advisor, Capital Guardian Trust Company (Capital Guardian), has a global network of small cap equity analysts, each specializing in specific sectors and regions, performing in-depth quantitative and qualitative research on thousands of companies worldwide. Capital Guardian believes that global research has become crucial in managing U.S. equities, as most U.S. corporations now rely on opportunities in non-U.S. markets for a substantial portion of their revenues and are increasingly challenged by non-U.S. competitors both at home and abroad. Based on the research carried out by the analysts, portfolio managers look for quality companies at attractive prices that they hope will outperform their industry-specific peers and benchmark over time. In keeping with Capital Guardian’s bottom-up research philosophy, the weighting of any given company or sector reflects the assessments and outlooks for those securities. While portfolio managers at Capital Guardian are mindful of benchmark characteristics, the benchmark is not central to their decisions.

Describe the relevant market environment as it related to the Fund for the reporting period.

With the small-cap Russell 2000® Index down -10% through the first four months of the year, a May-July summer rally of 17.67% helped small cap stocks finish the year with a 4.55% gain. The small-cap market was supported by solid corporate profits and economic growth despite higher energy prices, devastating hurricanes and rising short-term interest rates. Small-cap stocks under-performed large-cap stocks as represented by the S&P 500 Index which gained 4.91% in 2005. Prior to 2005, small cap stocks had outperformed large cap stocks for six straight calendar year periods (1999-2004).

Economically sensitive stocks had better returns than defensive stocks during the year. While energy declined during the fourth quarter, it led the market in previous quarters and accounted for roughly half of the Russell 2000’s returns for the year. The industrial, health care, and materials sectors also had positive returns during the year. Negative returns came from the consumer discretionary, consumer staples, and information technology sectors.

Provide an illustration of the Fund’s investments.

*	Illustrated by Industry and based on total net assets as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 2 other industries, each of which represent less than 2% of net assets.

How did the Fund perform during the reporting period?

Class A shares of the State Farm Small Cap Equity Fund finished 2005 with a total return of 1.57% without sales charges. The Fund underperformed the 4.55% return of the Russell 2000® Index for the same time period. Broadening the timeframe to the 3-year period ended December 31, 2005, Class A shares of the State Farm Small Cap Equity Fund had a total return without sales charges of 14.56% versus the Russell 2000® Index return of 22.13%. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Institutional shares inception date 2/28/2002. Class R-1, Class R-2 and Class R-3 shares inception date 09/13/2004. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.

The performance data quoted represents past performance and does not guarantee future results. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, a maximum sales charge of 2% for Class B shares at five years, and a maximum sales charge of 1% for Class B shares since inception (Institutional, Class R-1, Class R-2 and Class R-3 shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 1% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

[1]	The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund ended 2005 with returns below that of the Russell 2000® Index despite positive returns by many of the Fund’s top holdings. Overall there were several key companies that together accounted for the majority of the fund’s underperformance during the year. Within the industrial sector, and more specifically – the airline industry, our holdings in Delta Air Lines and Northwest Airlines were the top 2 detractors from results during 2005 as both of these companies filed for bankruptcy and lost nearly all their equity value. Airlines were hit particularly hard during the year on the heels of record high fuel costs, and increased competition from low cost carriers like Southwest Airlines (not owned by the Fund) and JetBlue (1.01% of total net assets). Despite efforts to cut costs and restructure their organizations, both Delta and Northwest were eliminated from the portfolio.

Stock selection within the information technology sector was also a detractor to performance, primarily in the area of computer hardware (Gateway, Inc. 0.97% of total net assets, declined -58%) and semiconductor & semiconductor equipment companies, such as LTX Corp. (0.29% of total net assets, declined -41%). Other individual names that underperformed during the year were Sapient Corp (1.73% of total net assets, declined -28%), Brocade Communications (0.33% of total net assets, declined -47%), and Overland Storage (declined -52% for the year and was liquidated from the portfolio).

While the energy sector was the top performing sector within the Index during the year, the Fund’s underweight position (5.66% vs. 6.63%) combined with poor stock selection made it one of the top detractors to overall Fund returns during the year. Exposure to poor performing energy holdings like Alpha Natural Resources (1.31% of total net assets, declined -26%) and Key Energy Services (declined -2% and was liquidated from the portfolio) hurt the relative performance of the Fund within the energy sector.

On the positive side, stock selection in the financial sector, primarily within small cap banking and real estate industries, was the top contributor to Fund results for the year. Trammell Crow (1.21% of total net assets, gained 41%), SL Green Realty (1.36% of total net assets, gained 31%), and Zenith National Insurance Corp (0.15% of total net assets, gained 42%) were the top overall contributors to performance within the sector. Performance was also helped by the consumer discretionary sector. Within the consumer discretionary sector, Beazer Homes (0.84% of total net assets, gained 50%), Orient Express Hotels (1.17% of total net assets, gained 54%), Six Flags (0.20% of total net assets, gained 44%), and California Pizza Kitchen (0.72% of total net assets, gained 39%) were the top overall contributors to performance.

Financial highlights for this Fund can be found on pages 144-145.

State Farm International Equity Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Equity Fund (the “Fund”) seeks long-term growth of capital. In doing so, the Fund seeks to outperform the MSCI EAFE® Free Index over the long-term by investing primarily in large cap stocks in developed international markets.

The Fund’s sub-advisor, Capital Guardian Trust Company (Capital Guardian), has a global network of equity analysts, each specializing in specific sectors and regions, performing in-depth quantitative and qualitative research on thousands of companies worldwide. Based on the research carried out by the analysts, portfolio managers look for quality companies at attractive prices that they hope will outperform their industry-specific peers and benchmark over time. In keeping with Capital Guardian’s bottom-up research philosophy, the weighting of any given company or sector reflects the assessments and outlooks for those securities. While portfolio managers at Capital Guardian are mindful of benchmark characteristics, the benchmark is not central to their decisions.

Describe the relevant market environment as it relates to the Fund for the reporting period.

Non-U.S. stocks as represented by the MSCI EAFE® Free Index rallied during the fourth quarter, capping off the year with a gain of 13.54%. Economically-sensitive cyclical stocks had better results than defensive stocks as economic growth in Europe and Japan showed improvement. Within the Index, the best returns came from the industrials, materials, financials and energy sectors. Negative returns came from wireless telecommunications.

Financial stocks led European markets within the Index. Insurance stocks rose on firmer premiums and a longer pricing cycle. Financial companies with capital markets operations profited from trading and investment banking.

The eurozone economy showed improvement against a political backdrop of social unrest in France and the formation of a tenuous coalition government in Germany. Japan’s Nikkei 225 index closed the year at 16,111 – its highest level since September 2000. Technology shares gained in value on better-than-expected earnings, weakness in the yen and buoyant U.S. consumer spending.

Japan was the largest country weighting in the Index at 25% as of December 31, 2005. For the year, the Japanese component of the MSCI EAFE® Free Index gained 25.61%. The Japanese market benefited from what appeared to be a solid economic recovery as deflation concerns were abated in December with a rise in consumer prices, the first increase in five years.

Japan’s parliament approved the privatization of Japan Post, the centerpiece of Prime Minister Koizumi’s economic reforms.

Provide an illustration of the Fund’s investments.

*   Based on total net assets as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

** Represents 13 other countries each of which represent less than 2% of net assets.

How did the Fund perform during the reporting period?

Class A shares of the State Farm International Equity Fund had a total return without sales charges of 16.27% in 2005 after expenses. The Fund outperformed the MSCI EAFE® Free Index return of 13.54% with net dividends included for the year ended December 31, 2005. Broadening the timeframe to the 3-year period ended December 31, 2005, Class A shares of the State Farm International Equity Fund had a total return without sales charges of 20.40% versus the MSCI EAFE® Free Index return of 23.68%. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Institutional shares inception date 2/28/2002. Class R-1, Class R-2 and Class R-3 shares inception date 09/13/2004. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.

The performance data quoted represents past performance and does not guarantee future results. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, a maximum sales charge of 2% for Class B shares at five years, and a maximum sales charge of 1% for Class B shares since inception (Institutional, Class R-1, Class R-2 and Class R-3 shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 1% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

[1]	The Morgan Stanley Capital International Europe, Australasia and Far East Free ( EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE® Free is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Before the application of any sales charges, the Fund outperformed the MSCI EAFE® Free Index during the year, primarily due to stock selection in the information technology, financial, consumer discretionary, and energy sectors. Japan was the dominant market contributing to Fund performance in 2005 when taking into consideration both the weighting and stock returns. The portfolio benefited from an overweight position to Japan relative to the Index, 32.91% versus 25.70%, respectively, in addition to providing seven of the top ten stocks that contributed to the overall Fund return.

Within technology, emphasis in the Fund was placed on industry leading companies gaining market share such as Softbank (2.90% of total net assets), Yahoo Japan (0.65% of total net assets), Nippon Electric Glass (0.52% of total net assets) and semiconductor equipment companies like Tokyo Electron (0.87% of total net assets) and Advantest (0.37% of total net assets).

Within the financial sector Japanese holdings such as Sumitomo Mitsui (2.69% of total net assets, which gained 46%), Mitsubishi Estate (1.91% of total net assets, which gained 78%), and Orix Corporation (1.26% of total net assets, which gained 88%) were the top contributors within the financial sector. Japanese financial companies benefited from the years spent cleaning up bad loans and restructuring their operations, along with improving their corporate dividend policies.

The biggest detractors came from the telecommunication service sector (specifically Vodafone stock, 2.53% of total net assets, which declined -20%) as well as the materials sector. From a country standpoint, stock selection in Switzerland (9.12% of total net assets) was the largest detractor to Fund returns with shares of Swisscom AG (0.43% of total net assets, which declined -17%) in particular, hurting returns.

The Fund increased its exposure to the information technology sector during the year. By the end of December, the Fund’s information technology weighting was 11.16% versus 6.21% for the MSCI EAFE® Free Index. This helped performance as the Fund had better stock selection in this sector versus the Index. Unfortunately, the fund was also overweight in the telecommunication service sector with 8.53% of total net assets versus 5.62% for the Index which hurt returns, although that weighting declined over the course of the year.

From a country point of view, the Fund ended the year overweight Japan (32.91% of total net assets versus 25.65% for the Index), where market returns and economic growth improved. Within Europe’s major markets, the Fund was underweight the United Kingdom (16.17% of total net assets versus 23.99%) which was beneficial for the Fund’s performance and slightly underweight France (9.14% of total net assets versus 9.32%) and Germany (6.59% of total net assets versus 6.77%) relative to the Index. Stock selection in both France and Germany helped returns. Companies in Europe, particularly Germany, continued to restructure, becoming more profitable and more competitive.

Financial highlights for this Fund can be found on pages 146-147.

State Farm S&P 500 Index Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm S&P 500 Index Fund (the “Fund”) seeks to approximate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets, through its investment in the Master Portfolio, invested in a given stock is approximately the same as the percentage such stock represents in the Index.

The State Farm S&P 500 Index Fund is organized as a “feeder fund” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to “the Fund” are to the feeder fund or the Master Portfolio, as the context requires. Barclays Global Fund Advisors (“Barclays”) advises the Master Portfolio.

Describe the relevant market environment as it related to the Fund for the reporting period.

Domestic equity markets, as represented by the Index, delivered modest gains for 2005 despite increasing short-term interest rates and rising energy prices. During the reporting period, the Federal Reserve Board increased the federal funds rate eight times in 2005, resulting in a rate of 4.25% at year-end, the highest level in 4 1/2 years. Oil prices continued to escalate during the reporting period. Already on the rise due to growing global demand, the price of oil surged to over $70 per barrel in the wake of Hurricane Katrina. By the end of 2005, oil topped $61 per barrel, an increase of 40% for the year. Consumer confidence levels rebounded in December to a level of 103.8, up from a low of 85 in October. Real economic growth of 3.5% combined with a decrease in unemployment in December to 4.9% were believed to be the catalysts behind this increase.

Provide an illustration of the Fund’s investments.

*	Illustrated by Sector and based on total net assets in the Master Portfolio as of December 31, 2005. Please refer to the Schedule of Investments for the Master Portfolio later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2005, Class A shares of the State Farm S&P 500 Index Fund returned 4.08% without sales charges while the Index returned 4.91%. Broadening the timeframe to the 3-year period ended December 31, 2005, Class A shares of the State Farm S&P 500 Index Fund had a total return without sales charges of 13.43% versus the S&P 500 Index return of 14.39%. The line graph and table below provide additional perspective on the Fund’s long term results.

[1]	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the State Farm Mutual Fund Trust. The State Farm S&P 500 Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Institutional shares inception date 2/28/2002. Class R-1, Class R-2 and Class R-3 shares inception date 09/13/2004. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.

The performance data quoted represents past performance and does not guarantee future results. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, a maximum sales charge of 2% for Class B shares at five years, and a maximum sales charge of 1% for Class B shares since inception (Institutional, Class R-1, Class R-2 and Class R-3 shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 1% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

[1]	The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the Index in 2005, before fees and expenses that are not found within the Index.

The Index had negative returns for the first six months of 2005 but finished the year with a gain of 4.91%. In the end, only two of the ten sectors of the S&P 500 Index finished with a loss: Telecommunications, a 3.01% weighting in the Index, declined -5.62%, and Consumer Discretionary, a 10.37% Index weighting, declined -6.31%. Meanwhile, six sectors: Industrials (11.36% Index weighting), Technology (15.12% Index weighting), Consumer Staples (9.56% Index weighting), Materials (2.99% Index weighting), Financials (21.55% Index weighting), and Healthcare (13.35% Index weighting) had positive gains ranging from 1.0-6.5%. The remaining two sectors were more positive: Energy (9.32% Index weighting) had a gain in excess of 30% and Utilities (3.37% Index weighting) had a gain of over 16% for the year. Both sectors benefited from higher energy prices during the reporting period.

Among the Fund’s ten largest holdings as of December 31, 2005, performance was mixed for the reporting period. The strongest performer for the reporting period was the tenth-largest holding, Altria Group (1.37% of total net assets) which benefited from overturned tobacco litigation. Number two-holding, Exxon Mobil Corp. (3.08% of total net assets) also performed well with a 12% gain due largely to the rise in oil prices during the reporting period and its positive impact on corporate profitability. Number five and number eight-holdings, Procter & Gamble Co. (1.71% of total net assets) and insurer American International Group Inc. (1.56% of total net assets) delivered modest gains of 7% and 5% respectively. The share prices of pharmaceutical giant Pfizer Inc. (1.51% of total net assets) and healthcare company Johnson & Johnson (1.57% of total net assets) both declined for the reporting period by -10% and -3% respectively. General Electric Co., the Fund’s largest holding as of year-end at 3.26%, also declined for the reporting period by -2%.

Financial highlights for this Fund can be found on pages 148-149.

State Farm Small Cap Index Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small Cap Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000® Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000® Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

Based on shareholder approval at the June 17, 2005 Shareholder Special Meeting, the State Farm Small Cap Index Fund became sub-advised by Northern Trust Investments, N.A. (“Northern Trust”) effective September 1, 2005. As a result of this change, the former master-feeder structure through Barclays Global Fund Advisors was dissolved and the Fund began being subadvised by Northern Trust. There was no change in the investment objective or philosophy of the Fund based upon this transition.

Describe the relevant market environment as it related to the Fund for the reporting period.

Small Capitalization stocks as represented by the Index rose 1.13% during the last quarter and finished the year 2005 with a gain of 4.55%. However, for the first year since 1998, the Index failed to outperform the large capitalization, Russell 1000® Index. The large capitalization index returned 2.12% for the fourth quarter and 6.27% for the year.

While U.S. equity markets overall posted positive returns in 2005, oil prices, the dollar and interest rates dominated the headlines and contributed to the rather weak results. The Federal Reserve raised interest rates eight times during this year, bringing the total to thirteen 0.25% increases since this tightening cycle began in June 2004. As of the end of 2005, the Federal Funds rate stood at 4.25%. In the third quarter of 2005, supply disruptions caused by the impact of hurricanes Katrina and Rita in the U.S. were one factor that helped push crude oil prices briefly above $71 before retreating during the fourth quarter and finishing the year at $61 per barrel. After a peak at 6.3% in June 2003, the U.S. unemployment rate continued its slow decline, starting the year at 5.2% and finishing in December 2005 at 4.9%.

Provide an illustration of the Fund’s investments.

*	Illustrated by Sector and based on total net assets as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]	The Russell 2000® Index is a trademark/service mark, and Russell® is a trademark of the Frank Russell Company. The State Farm Small Cap Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2005, Class A shares of the State Farm Small Cap Index Fund returned 3.55% without sales charges while the Russell 2000® Index returned 4.55%. Broadening the timeframe to the 3-year period ended December 31, 2005, Class A shares of the State Farm Small Cap Index Fund had a total return of 20.74% without sales charges versus the Russell 2000® Index return of 22.13%. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Institutional shares inception date 2/28/2002. Class R-1, Class R-2 and Class R-3 shares inception date 09/13/2004. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.

The performance data quoted represents past performance and does not guarantee future results. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, a maximum sales charge of 2% for Class B shares at five years, and a maximum sales charge of 1% for Class B shares since inception (Institutional, Class R-1, Class R-2 and Class R-3 shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 1% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

[1]	The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the Index in 2005, before fees and expenses that are not found within the Index.

Within the Index, economically sensitive stocks had better returns than defensive stocks during the year. Once again, the energy sector, supported by rising oil prices, was a major contributor to overall performance of the Index. Securities in this group gained 47% in 2005 after a gain of over 50% in 2004. While the return for the energy sector declined during the fourth quarter, it led the Index in previous quarters and accounted for roughly half of the Index return for the calendar year. Two of the Fund’s top-ten holdings were from the energy sector. Cimarex Energy Co., the third largest holding in the Fund with 0.27% of total net assets, gained 13% for the year, while the fourth largest holding, Cal Dive International, 0.23% of total net assets, gained 76% for the calendar year.

Both the Consumer Discretionary and Information Technology sectors declined -2% for the year. These two sectors were the largest detractors to performance given their large weighting within the Index at 15.34% and 17.32% respectively. Gateway Inc, a personal computer manufacturer, was one of the worst contributors to performance for the Fund in 2005 despite its small weighting of 0.05% of total net assets. Competition from large cap industry-leaders like Dell Computer and Hewlett Packard helped drive Gateway’s stock price down -58% in 2005.

The annual reconstitution of holdings within the Russell indices occurred on June 24, 2005. For the Russell 2000® Index, the one-time 2005 reconstitution resulted in 17.8% turnover, slightly below 2004’s 18.8% turnover.

All of the Fund’s ten largest holdings as of December 31, 2005, delivered gains for the reporting period. In fact, two of these holdings gained in excess of 100%, medical device manufacturer Intuitive Surgical Inc. (0.34% of total net assets) gained 193%, and biotechnology company Vertex Pharmaceuticals Inc. (0.22% of total net assets) gained 162%. Also performing well was the Fund’s largest holding Amylin Pharmaceuticals Inc. (0.37% of total net assets) which gained 71% for the year.

Financial highlights for this Fund can be found on pages 150-151.

State Farm International Index Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE® Free Index1 (the “Index”). The Index has been developed by MSCI and includes stocks from Europe, Australia, and the Far East.

Based on shareholder approval at the June 17, 2005 Special Shareholder Meeting, the State Farm International Index Fund became sub-advised by Northern Trust Investments, N.A. (“Northern Trust”) effective September 1, 2005. As a result of this change, the former master-feeder structure through Barclays Global Fund Advisors was dissolved and the Fund began being subadvised by Northern Trust. There was no change in the investment objective or philosophy of the Fund based upon this transition.

Describe the relevant market environment as it related to the Fund for the reporting period.

The MSCI EAFE® Free Index posted a 4.08% return for the fourth quarter of 2005, bringing the full year gain to 13.54% in U.S. dollar terms. Healthy economic growth of 3.5% in the U.S. also contributed to the positive demand for foreign goods and services from the U.S. Many countries represented in the Index also benefited from ongoing demand from China, whose economy grew at an estimated 11% rate in 2005. Oil prices, the U.S. dollar, and interest rates dominated the headlines for the fourth quarter and the year as the Federal Reserve raised interest rates twice more in the fourth quarter, bringing the total to eight 0.25% increases this year and thirteen 0.25% increases since the tightening cycle began in June 2004.

The U.S. dollar continued to strengthen relative to foreign currencies during the fourth quarter, rising 2.21% against the Euro and 3.05% against the British Pound. For the full year, the U.S. dollar posted a 15.23% rise against the Euro, an 11.83% increase against the British Pound and a 15.18% rise against the Japanese Yen.

Provide an illustration of the Fund’s investments.

*	Based on total net assets as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 11 other countries, each of which represent less than 2% of net assets.

[1]	The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the “Trust”). The State Farm International Index Fund (the “Fund”), based on the EAFE® Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2005, Class A shares of the State Farm International Index Fund returned 12.67% without sales charges while the MSCI EAFE® Free Index returned 13.54%. Broadening the timeframe to the 3-year period ended December 31, 2005, Class A shares of the State Farm International Index Fund had a total return of 22.51% without sales charges versus the MSCI EAFE® Free Index return of 23.68%. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Institutional shares inception date 2/28/2002. Class R-1, Class R-2 and Class R-3 shares inception date 09/13/2004. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.

The performance data quoted represents past performance and does not guarantee future results. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, a maximum sales charge of 2% for Class B shares at five years, and a maximum sales charge of 1% for Class B shares since inception (Institutional, Class R-1, Class R-2 and Class R-3 shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 1% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

[1]	The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE® Free is meant to reflect actual opportunities for foreign investors in a local market. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the Index in 2005, before fees and expenses that are not found within the Index. The Pacific region was the best performing region, up 8.60% during the fourth quarter in U.S. dollar terms. Japan was the best performing market of the fourth quarter, rising 11.85% on improving economic fundamentals and a belief that the long recession had finally ended. High profile Japanese companies, Softbank (0.29% of total net assets) gained 127.72%, Toyota (1.44% of total net assets) gained 13.02% and Mizuho Financial (0.74% of total net assets) gained 24.49% for the fourth quarter. For the year the Japanese component of the Index gained 25.61%.

European stocks increased modestly, rising only 1.95% in U.S. dollar terms on the back of the stronger U.S. dollar. Norway was the worst performer for the fourth quarter within the Index, with a -4.48% total return in U.S. dollar terms, but was the fourth best European market for the year on the strength of both listed energy and materials companies. Despite a positive fourth quarter, Ireland registered the worst U.S. dollar return for the year within the Index, falling -2.29%; however, with just a 0.78% weighting overall, its impact to performance of the Index was negligible.

The Financial sector, which is the largest sector by weighting in the Index, representing 27.87% at year end, rose 7.61% and for the year, up 15.33%, contributing most to the quarterly and annual performance of the Index. For the fourth quarter Fund holdings Mizuho Financial (0.74% of total net assets) gained 24.49%, UBS AG (0.96% of total net assets) gained 11.25%, and Unicredito Italiano S.p.A.(0.36% of total net assets) gained 21.41%. Meanwhile, Mizuho Financial (0.74% of total net assets) gained 57.48%, Mitsubishi UFJ Financial Group Inc. (0.96% of total net assets) gained 33.56%, and UBS AG (0.96% of total net assets) gained 13.20% for the entire calendar year period.

Lower oil prices in the fourth quarter were one element behind the energy sector’s dip into negative territory for the first time during the year, falling -7.48% during the fourth quarter and detracting most from the overall Index performance. Not surprisingly, some of the Fund’s larger energy holdings like Royal Dutch Shell PLC (CL A) (1.19% of total net assets) declined -8.34%, Total S.A.(1.36% of total net assets) declined -8.58%, and BP PLC (2.14% of total net assets) declined -10.81% and detracted most from the fourth quarter’s performance. For the year, the Fund’s holdings in the telecommunications sector (5.53% of total net assets) were the worst performers. Telefonica S.A. (0.65% of total net assets) declined -17.23%, France Telecom (0.39% of total net assets) declined -25.22%, Deutsche Telekom AG (0.44% of total net assets) declined -26.61% and Vodafone Group PLC (1.31% of total net assets) declined -20.55%.

Financial highlights for this Fund can be found on pages 152-153.

State Farm Equity and Bond Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity and Bond Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in shares of the State Farm Equity Fund (the “Equity Fund”) and the State Farm Bond Fund (the “Bond Fund”). Effort is made to maintain an investment mix of approximately 60% of assets in the Equity Fund and 40% of assets in the Bond Fund. The Fund never invests more than 75% of its net assets in either underlying fund. Although the Fund is not an asset allocation or market timing mutual fund, we do, from time to time, adjust the amount of its assets invested in each underlying fund as economic, market, and financial conditions warrant.

Based on shareholder approval at the June 17, 2005, Special Shareholder Meeting, the State Farm Equity Fund became sub-advised by Capital Guardian Trust Company (“Capital Guardian”) effective September 1, 2005. At the same time, the benchmark for the Equity Fund changed to the Russell 1000® Value Index as compared to the previous S&P 500 Index benchmark. The reason behind the need for the benchmark change was to coincide with the Equity Fund being managed with more of a value-oriented investment style than before the September 1st transition. Capital Guardian chooses stocks for the portfolio for their long-term potential for capital growth. In making investment decisions on specific securities, Capital Guardian looks for companies with one or more of the following characteristics: below-market price-to-earnings, below-market price-to-book value, and above market yield.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each underlying fund’s managers. You may wish to refer to the Management Discussion of Fund Performance for the Equity Fund and the Bond Fund in addition to the commentary provided here.

A second half rally in the U.S. stock market as represented by the S&P 500 Index resulted in a gain for the year of 4.91%. This gain was supported by corporate profits that grew on average at a double-digit pace. U.S. economic growth was resilient despite higher energy prices, devastating hurricanes, and rising short-term interest rates. The Energy sector was the best performing sector of the U.S. market with a gain for the year 2005 in excess of 30%. With the United States being the largest consumer of energy in the world, escalating oil prices topped the headlines during much of the period. The Utilities sector was the second best performing sector in the U.S. market with a gain for the year in excess of 16%.

After thirteen measured increases of 0.25% each to the short-term Fed Funds Rate beginning in 2004, the Federal Reserve appears to have reversed most of the accommodative stance it instilled since 2001. Changes to intermediate and long-term yields over the past year, however, were not measured. The 10-year U.S. Treasury bond yield closed December 2005 at 4.39% which was 0.15% higher than where it started the year after declining to a low of 4.00% in February. The up/down swing of the 30-year U.S. Treasury bond yield went from a start of 4.82% to a low of 4.19% in June, to a high of 4.85% in November, before settling at 4.55% at the end of the year.

Provide an illustration of the Fund’s investments.

*	Based on total investments as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2005, Class A shares of the State Farm Equity and Bond Fund had a total return of 4.70% (without sales charges). Because of the nature of the Fund (invests solely in shares of two underlying funds), a blended benchmark is used for comparison purposes. The change from the S&P 500 Index to the Russell 1000 Value Index described above also resulted in a change to the blended benchmark. The former blended benchmark used 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index (rebalanced on a monthly basis). The blended benchmark used after the transition to Capital Guardian is 60% Russell 1000® Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index (rebalanced on a monthly basis). The total return of the blended benchmark after the transition was 5.27% for the 1-year period ended December 31, 2005. Broadening the timeframe to the 3-year period ended December 31, 2005, Class A shares of the Fund had a total return of 8.47% (without sales charges) versus the blended benchmark (as revised after the transition to Capital Guardian) return of 11.88%. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Institutional shares inception date 2/28/2002. Class R-1, Class R-2 and Class R-3 shares inception date 09/13/2004. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.

The performance data quoted represents past performance and does not guarantee future results. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, a maximum sales charge of 2% for Class B shares at five years, and a maximum sales charge of 1% for Class B shares since inception (Institutional, Class R-1, Class R-2 and Class R-3 shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 1% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

[1]	See footnotes for the Equity Fund and the Bond Fund for a description of the indices.
[2]	State Farm Investment Management Corp. computes the Blended Benchmark using 60% Russell 1000 Value Index and 40% Lehman Brothers U.S. Aggregated Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Index or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.
[3]	The Former Blended Benchmark used prior to the portfolio transition on September 1, 2005 consisted of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Index or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (approximately 60% throughout the period)

The transition to Capital Guardian on September 1st led to substantial turnover within the Equity Fund portfolio. Positions in 72 companies were eliminated from the Equity Fund portfolio while 61 new companies were added to the portfolio. Further, 14 of the top 20 holdings as of December 31, 2005 were new to the Equity Fund portfolio after this change. The turnover resulted in a capital gain distribution to Equity Fund shareholders on December 23, equivalent to 9% of the Equity Fund’s closing NAV on December 22, 2005. Prior to this event, the Equity Fund had never paid a capital gain distribution and kept turnover below 5% on an annual basis since inception. It should be noted that the Equity and Bond Fund did not pay a capital gain distribution in 2005. However, due to IRS reporting timelines, this distribution from the Equity Fund will be incorporated in any potential 2006 capital gain distributions for the Equity and Bond Fund.

The Equity Fund’s exposure to Energy, the top-performing sector for the year, contributed the most to overall performance. Prior to the transition to Capital Guardian, Energy was the largest sector weighting in the Equity Fund at 15.9% of its net assets as of August 31, 2005. That eight-month period was also a period of positive performance for the sector. After the September 1st transition, that weighting was reduced to 8.51% of the Equity Fund’s net assets as of December 31, 2005. Reducing the Equity Fund’s energy weighting was beneficial as the Energy sector declined over -9% the last 3 months of the year. The Equity Fund’s largest holding in this sector was Royal Dutch Shell (3.12% of the Equity Fund’s net assets for ADR Class A&B combined) which returned approximately 20% for the year. Transocean, an offshore drilling company, was the second largest holding in this sector (1.57% of the Equity Fund’s net assets) and one of the best performing stocks in the Equity Fund with a share price gain of over 70%. Other large holdings in the Energy sector that were positive contributors for the Equity Fund include: Kinder Morgan (1.43% of the Equity Fund’s net assets), Exxon Mobil (1.06% of the Equity Fund’s net assets) and Chevron (0.88% of the Equity Fund’s net assets).

The Financials sector made up the largest allocation of the portfolio at year-end with 27.84% of the Equity Fund’s net assets. Prior to the transition the Financials sector made up 11.20% of Equity Fund’s net assets. This increased exposure was beneficial as Financials were the second-best performing sector for the 4th quarter of 2005 with a gain of almost 6% during that time. The Equity Fund’s largest two holdings were JPMorgan Chase (3.99% of the Equity Fund’s net assets) and Washington Mutual (3.30% of the Equity Fund’s net assets), both of which had virtually flat stock prices for the year while the commercial banking industry overall declined during 2005. The Equity Fund’s other large holdings in this sector, Wells Fargo (2.37% of the Equity Fund’s net assets), also had a virtually flat stock price for the year, while General Growth Properties (2.35% of the Equity Fund’s net assets), a Real Estate Investment Trust, gained in value approximately 35% for the year.

One of the largest detractors to performance for the Equity Fund included General Electric (2.92% of the Equity Fund’s net assets) which declined -2% for the year and was held in the Equity Fund both before and after the sub-adviser transition. International Business Machines (IBM) and Wal-Mart were both held in the Equity Fund prior to the September transition but were subsequently liquidated. IBM declined -18% through August prior to liquidation while Wal-Mart declined -14% for the same timeframe.

Fixed Income portion of the Fund (approximately 40% throughout the period)

The fixed income allocation slightly underperformed its benchmark for the year. As highlighted earlier, short- and intermediate-term interest rates rose over the reporting period while long-term interest rates declined. Given that the Bond Fund tends to maintain more of a short- and intermediate maturity orientation, performance over the reporting period was impacted negatively given the rising rate environment. From a maturity perspective, the Bond Fund held 36.13% of its total long term investments in bonds with maturities over 10 years. At the other end of the maturity spectrum, the Bond Fund held 33.77% of its total long term investments in bonds with maturities of 5 years or less and 30.10% in bonds maturing between 6 and 10 years.

The Bond Fund’s credit positioning also hurt relative performance over the reporting period, as the Bond Fund was underweight in the highest quality, AAA-rated bonds at 58% of its net assets versus 78% for the Lehman Brothers U.S. Aggregate Bond Index. The bulk of this difference was invested in A-rated corporate debt where yield spreads widened (increased) relative to U.S. Treasury bonds as highlighted earlier. At the end of December 2005, the Bond Fund maintained 41.94% of its net assets invested in corporate bonds versus 54.01% in U.S. Treasury and Government Agency bonds.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Equity and Bond Fund is designed and managed to offer shareholders the asset allocation benefits of a stock and bond portfolio in one convenient investment. Performance for this Fund is dictated by the performance of the underlying State Farm Equity and State Farm Bond Funds.

Financial highlights for this Fund can be found on pages 154-155.

State Farm Bond Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Bond Fund (the “Fund”) seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agencies, and high quality corporate bonds. While the Fund invests in bonds of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Lehman Brothers U.S. Aggregate Bond Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Weighing on the market at various points throughout the year were external factors like the Federal Reserve raising interest rates, rapidly rising energy prices, and the economic and social disruptions of a catastrophic hurricane season. After thirteen measured increases of 0.25% each to the short-term Fed Funds Rate beginning in 2004, the Federal Reserve appears to have reversed most of the accommodative stance it instilled since 2001. Changes to intermediate and long-term yields over the past year, however, were not measured. The 10-year U.S. Treasury bond yield closed December 2005 at 4.39% which was 0.15% higher than where it started the year after declining to a low of 4.00% in February. The up/down swing of the 30-year U.S. Treasury bond yield went from a start of 4.82%, to a low of 4.19% in June, to a high of 4.85% in November, before settling at 4.55% at the end of the year.

Corporate bond yield spreads relative to U.S. Treasuries widened as the year progressed. At the start of 2005, “A” rated intermediate maturity bonds had a yield that averaged about 0.45% above comparable U.S. Treasury securities. By the end of the year, that spread had increased to 0.70% which hurt returns of lower-credit quality bonds versus high quality bonds.

Provide an illustration of the Fund’s investments.

*	Based on total investments as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2005, Class A shares of the State Farm Bond Fund had a total return of 1.32% (without sales charges) compared to a return of 2.43% for the Lehman Brothers U.S. Aggregate Bond Index. Broadening the timeframe to the 3-year period ended December 31, 2005, Class A shares of the Fund had a total return of 2.77% (without sales charges) versus 3.62% for the Lehman Brothers U.S. Aggregate Bond Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Institutional shares inception date 11/01/2001. Class R-1, Class R-2 and Class R-3 shares inception date 09/13/2004. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.

The performance data quoted represents past performance and does not guarantee future results. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, a maximum sales charge of 2% for Class B shares at five years, and a maximum sales charge of 1% for Class B shares since inception (Institutional, Class R-1, Class R-2 and Class R-3 shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 1% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

[1]	The Lehman Brothers U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Lehman Brothers U.S. Aggregate Bond Index represents an unmanaged group of debt securities that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As highlighted earlier, short- and intermediate-term interest rates rose over the reporting period while long-term interest rates declined slightly. Therefore, long maturity bonds outperformed intermediate maturity bonds which in turn, outperformed short-maturity bonds as represented by the Lehman Brothers 20+year, 7-10 year, and 1-5 year U.S. Treasury Indices with total returns for the year 2005 of 8.57%, 2.43%, and 1.34%, respectively. Given that the Fund tends to maintain more of a short- and intermediate maturity orientation, performance over the reporting period was impacted negatively by the rising rate environment. From a maturity perspective, the Fund held 36.13% of its total long term investments in bonds with maturities over 10 years. At the other end of the maturity spectrum, the Fund held 33.77% of its total long term investments in bonds with maturities of 5 years or less and 30.10% in bonds maturing between 6 and 10 years.

The option-adjusted duration of the Fund (which attempts to incorporate prepayment possibilities into the duration calculation) stood at approximately 4.40 years at the end of the year, down slightly from 4.50 years at the start of 2005. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The slightly lower duration had a somewhat positive effect by reducing the negative impact to performance of rising interest rates in the short and intermediate part of the yield curve.

The Fund’s credit positioning also hurt relative performance to its benchmark over the reporting period as the Fund was underweight in the highest quality, AAA-rated bonds at 58% of net assets versus 78% for the Lehman Brothers U.S. Aggregate Bond Index. The bulk of this difference was invested in A-rated corporate debt where yield spreads widened (increased) relative to U.S. Treasury bonds as highlighted earlier. At the end of December 2005, the Fund maintained 41.94% of total net assets invested in corporate bonds versus 54.01% in U.S. Treasury and Government Agency bonds.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given the Fund’s investment objective of high income consistent with investing in investment grade bonds, this Fund is designed to be a relatively stable, lower risk element of a diversified portfolio. As interest rates rise, bond prices decline. Further tightening efforts by the Federal Reserve to raise short term interest rates could reduce the Fund’s total return.

Financial highlights for this Fund can be found on pages 156-157.

State Farm Tax Advantaged Bond Fund Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Tax Advantaged Bond Fund (the “Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax. In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for federal income tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small in total assets compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success in this asset class. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range for the bulk of the Fund’s assets. In doing so, we seek to maintain a fairly consistent duration and interest rate exposure relative to the Fund’s benchmark – the Lehman Brothers Municipal Bond Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

The short-term Federal Funds rate was raised 13 times since June 2004 and stood at 4.25% at the end of December 2005. Intermediate-term interest rates ended the reporting period higher than where they started, while long-term interest rates declined for the year. At the end of December 2005 the yield on the 10-year Municipal Market Data (MMD) AAA-rated scale stood at 3.76% versus a yield of 3.52% at the end of December 2004. Conversely, the 20-year MMD AAA-rated scale ended the year with a yield of 4.18% versus 4.26% at the start of the year, and the decline in the 30-year MMD AAA-rated scale ended at 4.39% on December 31, 2005 versus 4.61% at the start of the one-year period. Based on the municipal bond market yield curve, long maturity bonds outperformed intermediate maturities, which in turn outperformed short maturity bonds over the 1-year reporting period. From a credit quality perspective, lower credit quality bonds outperformed high quality bonds over the reporting period. Yield spread differentials between high credit quality and low credit quality tightened over the course of the year. The yield spread on the 15-year MMD AAA-rated scale started the year with a 0.67% difference versus the comparable maturity MMD Baa-rated scale and finished the year with a 0.55% differential.

Overall, at current interest rate levels, the 30-year Municipal Market Data AAA-rate provides 94% of the yield available from taxable 30-year U.S. Treasuries. This comparison is used as a general gauge within the industry to determine the relative attractiveness of municipal securities. Thus, municipal bonds have recently offered yields close to those of comparable Treasury bonds but with federal income tax-free interest.

Provide an illustration of the Fund’s investments.

*	Illustrated by Credit Quality. Ratings by Moody’s Investor Services. Percentages are based on total investments as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Includes Advanced Refund Bonds
***	One security was not rated by Moody’s. This security, representing 2.56% of total investments, was rated AAA by S&P.

How did the Fund perform during the reporting period?

Class A shares for the State Farm Tax Advantaged Bond Fund had a total return of 2.35% (without sales charges) for the 12-month period ended December 31, 2005. This is compared to a 3.52% return for the unmanaged Lehman Brothers Municipal Bond Index over the same timeframe. Broadening the timeframe to the 3-year period ended December 31, 2005, Class A shares for the Fund had a total return of 3.89% (without sales charges) versus 4.43% for the Lehman Brothers Municipal Bond Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Institutional shares inception date 2/28/2002. Institutional shares performance may be greater than or less than the lines shown for Class A and Class B shares because of differing loads and expenses between the share classes.

The performance data quoted represents past performance and does not guarantee future results. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, a maximum sales charge of 2% for Class B shares at five years, and a maximum sales charge of 1% for Class B shares since inception (Institutional shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 1% for Class B shares at the end of the most recent fiscal year. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

[1]	The Lehman Brothers Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. The Lehman Brothers Municipal Bond Index differs from the composition of the Tax Advantaged Bond Fund. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund invests mainly in short- and intermediate-maturity municipal bonds. The Fund’s overall emphasis and weighting among intermediate maturities (51.61% of total net assets invested in bonds with maturities of 6- to 15-years as of December 31, 2005) was a key factor behind performance, both good and bad, for the year 2005. Intermediate-maturity bonds as represented by the Lehman Brothers Municipal 10-year Index outperformed short maturity bonds as represented by the Lehman Brothers Municipal 3-year Index 2.74% vs. 0.87% respectively as yields rose more on the short-end of the yield curve.

Despite the Fund’s 10-year average maturity structure, it still held 33% of its total net assets in bonds maturing in 5 years or less, which was an over-weight position relative to the Lehman Brothers Municipal Bond Index. For comparative purposes, the 15-year MMD AAA-rated scale rose only 0.06% for the year ending December with a yield of 3.99%. As noted earlier, intermediate maturities under-performed long maturity municipal bonds. At the end of December 2005 the Fund held 15.22% of total net assets in bonds maturing over 15 years which was an under-weight relative to the Index.

The Fund focuses on municipal bonds with high quality credit ratings. At the end of December 2005, 85.65% of total net assets were invested in bonds rated Aaa or AAA by Moody’s and/or S&P, respectively. Furthermore, nearly 45% of total net assets were invested in prerefunded municipal bonds as of December 31, 2005. Prerefunded municipal bonds are among the highest quality municipal bonds available given that the principal and interest payments are collateralized by U.S. Treasury securities. The Fund’s high quality credit orientation was an additional factor that hurt performance as lower credit quality bonds performed better in the market over the reporting period. While the broad-based Lehman Brothers Municipal Bond Index returned 3.52% for the year, subsets of the Index did better. For example, the Revenue Bond Index, which is a component within the Lehman Brothers Municipal Bond Index, returned 4.94% for the year. Revenue bonds are generally considered to have a slightly higher credit risk profile than General Obligation municipal bonds. Getting even more specific, within the Revenue Bond Index, the two highest sectors for returns were Hospital bonds which returned 5.65% for the year and the Industrial Revenue/Pollution Control (IDR/PCR) sector, which gained 12.84% for the year. Tobacco bonds, which are classified in the IDR/PCR sector, were the best performers in the sector and Index overall having benefited from overturned tobacco litigation. The Fund had no holdings in either of these sectors of the municipal market as the risk/return profile for bonds in these sectors were not consistent with the Fund’s investment objective and philosophy.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long term philosophy seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency. As interest rates rise, bond prices decline. A rise in rates in a short timeframe – especially in the intermediate part of the yield curve – could have a negative impact on the net asset value of the Fund.

Financial highlights for this Fund can be found on pages 158-159.

State Farm Money Market Fund Management Discussion

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

*	Based on total investments as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on pages 160-161.

State Farm LifePath® Funds Management Discussion of Fund Performance

Overview

Describe the State Farm LifePath® Funds investment objective and philosophy.

The State Farm LifePath Funds are organized as “feeder funds” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding LifePath Master Portfolio. References to “the Funds” are to the feeder funds or the LifePath Master Portfolios, as the context requires, unless otherwise stated.

The LifePath Funds (through their investment in the LifePath Master Portfolios) allocate their assets among broad types of asset classes by investing in a combination of stock, bond, and money market funds (“Underlying Funds”) seeking to produce competitive returns consistent with a Fund’s investment objective. Each LifePath Fund seeks a combination of income and growth of capital consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. A LifePath Fund’s time horizon marks the point when the investors plan to start making net withdrawals. Each LifePath Fund has its own time horizon, which affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

Describe the relevant market environment as it related to the State Farm LifePath® Funds for the reporting period.

The broad domestic equity markets, as represented by the S&P 1500 Index, posted gains for the 12 months ended December 31, 2005 (the “reporting period”), returning 5.66%. International equities, as represented by the MSCI EAFE® Index, gained 13.54% for the reporting period, and bond prices, as represented by the Lehman Brothers U.S. Aggregate Bond Index, rose 2.43% for the reporting period. Cash, as represented by the Citigroup 3-Month Treasury Bill Index, returned 3.00% for the reporting period.

The large-capitalization domestic equity markets, as represented by the S&P 500 Index, delivered gains of 4.91% for 2005 despite increasing short-term interest rates, rising oil prices, and low consumer confidence levels. During the reporting period, the Federal Reserve increased the federal funds rate eight times in 2005, resulting in a rate of 4.25% at year-end, the highest level in 4 1/2 years. Oil prices continued to rise during the reporting period. Already on the rise due to growing global demand, the price of oil surged in the wake of Hurricane Katrina. By the end of 2005, oil topped $61 per barrel, an increase of 40% for the year. Consumer confidence levels rebounded in December to a level of 103.8, up from a low of 85 in October. Real economic growth of 3.5% combined with a decrease in unemployment in December to 4.9% were believed to be the catalysts behind this increase.

Despite the increase in short-term interest rates, 10-year government bond yields moved only moderately higher over the course of the year. Among Treasury securities, two-year note yields rose by 1.33%, while yields on 10-year notes rose a slight 0.20%. Yields on longer-term Treasury securities declined during the reporting period. The corporate bond component of the Lehman Brothers U.S. Aggregate Bond Index also delivered positive results, despite downgrades from investment grade to junk for two of the world’s largest issuers of corporate debt – Ford and General Motors. The mortgage-backed component of the U.S. Aggregate Bond Index had positive performance during the reporting period but underperformed the Treasury component of the U.S. Aggregate Bond Index for the first time since 2001.

International markets represented by the MSCI EAFE Index, delivered gains during the reporting period. Low interest rates around the world contributed to the economic strength of many of the constituent countries within the MSCI EAFE Index, helping spur investment and borrowing levels. Healthy economic growth of 3.5% in the U.S. also contributed to the positive demand for foreign goods and services from the U.S. Many countries represented in the MSCI EAFE Index also benefited from ongoing demand from China, whose economy grew at an estimated 11% rate in 2005. Oil prices, which rose during the year and ultimately topped $61 per barrel, generally had a dampening effect on global economic markets, although they did help the global economic markets with substantial representation in the energy industry.

What factors helped and hindered performance of the LifePath Funds during the reporting period?

The LifePath Funds are invested in a combination of the Underlying Funds for which Barclays Global Fund Advisors (“Barclays”) is the investment adviser. Each LifePath Fund invested in the same Underlying Funds but in differing proportions, depending upon the acceptable risk level of the LifePath Fund.

The LifePath Funds with longer time horizons, such as the LifePath 2040 Fund, invested a greater share of their assets in equity-oriented Underlying Funds, such as the iShares MSCI EAFE Index Fund (an exchange-traded fund) and the Active Stock Master Portfolio. The more conservative LifePath Funds, such as the LifePath Income Fund, allocated more of their assets to fixed income-oriented investments, such as the CoreAlpha Bond Master Portfolio. As a result, the LifePath 2040 Fund posted a higher return than the more conservative LifePath Funds.

iShares, LifePath, and LifePath followed by 2010, 2020, 2030 and 2040 are all registered trademarks of Barclays Global Investors, N.A. All other trademarks, service marks or registered trademarks are the property of their respective owners.

During 2005, each LifePath Fund invested a portion of its assets in three different exchange-traded funds (iShares) managed by Barclays: the iShares MSCI EAFE Index Fund, the iShares S&P MidCap 400 Index Fund and the iShares S&P SmallCap 600 Index Fund. These iShares investments contributed positively to the returns of the LifePath Funds for the reporting period.

The LifePath Funds invested a significant amount of their assets in the Active Stock and CoreAlpha Bond Master Portfolios. Both of these Master Portfolios seek to outperform their respective benchmark indices while maintaining similar risk profiles as those benchmarks by employing quantitative models that help to identify a subset of securities from the benchmark to invest in. For 2005, the Active Stock Master Portfolio invested in 221 securities of which 89% were from the benchmark S&P 500 Index. The Active Stock Master Portfolio maintained sector weights and an overall risk profile that was similar to the benchmark, however it outperformed the benchmark due to positive security selection in sectors like Energy, Utilities, and Financial Services.

The performance of the CoreAlpha Bond Master Portfolio for 2005 fell short of the return for its respective benchmark, the Lehman Brothers U.S. Aggregate Bond Index. The CoreAlpha Bond Master Portfolio held positions in Ford and General Motors which declined in value and hurt performance relative to the benchmark as the credit rating for these two companies declined below investment grade. Accordingly, the bonds issued by the auto manufacturing arm of these two companies were eliminated from the U.S. Aggregate Bond Index and the CoreAlpha Bond Master Portfolio.

State Farm LifePath Income Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2005. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath® Income Fund perform during the reporting period?

For the 1-year period ended December 31, 2005, Class A shares of the State Farm LifePath Income Fund had a total return without sales charge of 3.86% after expenses. The total return for comparative indices of the LifePath Funds during the same time period were as follows: Citigroup 3 Month Treasury Bill Index 3.00%, Lehman Brothers U.S. Aggregate Bond Index 2.43%, S&P 500 Index 4.91%, Russell 2000 Index 4.55%, and the MSCI EAFE Index 13.54%.

Because of the multi-asset structure of the LifePath Income Fund, a blended benchmark is also used for comparison purposes. The blended benchmark is comprised of the S&P 500 Index, the S&P MidCap 400 Index1, the Russell 2000 Index, the MSCI EAFE Index, and the Lehman Brothers U.S. Aggregate Bond Index with weightings adjusted quarterly to correspond with each LifePath Fund’s investments. On December 31, 2005, the weightings in the LifePath Income Fund’s blended benchmark were as follows: Lehman Brothers U.S. Aggregate Bond Index 64.54%, S&P 500 Index 20.15%, MSCI EAFE Index 9.17%, S&P MidCap 400 Index 4.11%, and Russell 2000 Index 2.03%. The total return of the LifePath Income Fund’s blended benchmark was 4.26% for the 1-year period ended December 31, 2005.

[1]	Standard & Poor’s MidCap 400 Index (S&P MidCap 400) is an unmanaged group of 400 medium-capitalization (between $1 billion and $4 billion) stocks chosen for market size, liquidity, and industry group representation. The S&P MidCap 400 covers approximately 7% of the U.S. equities market. Unlike an investment in the State Farm LifePath Funds, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Two separate illustrations below provide additional perspective for the State Farm LifePath Income Fund’s long term results. The first illustration provides a performance table below a line graph that compares the State Farm LifePath Income Fund to the Citigroup 3 Month Treasury Bill Index, Lehman Brothers U.S. Aggregate Bond Index, S&P 500 Index, Russell 2000 Index, and MSCI EAFE Index. Going forward, the Citigroup 3 Month Treasury Bill Index, Russell 2000 Index and MSCI EAFE Index will no longer be used as comparative indices for the LifePath Funds. Instead, the all-equity S&P 500 Index, and the all-bond Lehman Brothers U.S. Aggregate Bond Index will be used as the indices for comparison to the two main asset classes – equity and fixed income – that comprise each LifePath Fund. The second illustration uses a line graph that compares the State Farm LifePath Income Fund to its blended benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Class R-1, Class R-2 and Class R-3 shares inception date 09/13/2004. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Class A, Class B and Institutional shares because of differing loads and expenses between the share classes.

The performance data quoted represents past performance and does not guarantee future results. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, and a maximum sales charge of 2.75% for Class B shares since inception (Institutional, Class R-1, Class R-2 and Class R-3 shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2.75% for Class B shares at the end of the most recent fiscal year (Institutional shares do not include a sales charge). Ending net asset values on 5/9/2003 are used to calculate since inception returns for Class A, Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See financial highlights beginning on page 162.

[1]	See footnotes for LifePath 2040 Fund on page 45 for a description of the indices.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2.75% for Class B shares at the end of the most recent fiscal year (Institutional shares do not include a sales charge). Ending net asset values on 5/9/2003 are used to calculate since inception returns for Class A, Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See financial highlights beginning on page 162.

Performance Analysis

What factors helped and hindered performance of the LifePath Income Fund during the reporting period?

The main driver to performance for the LifePath Income Fund was its allocation to the CoreAlpha Bond Master Portfolio – which made up the entire bond allocation of the LifePath Income Fund in 2005. At the end of December 2005 this weighting stood at 64.65% of the LifePath Income Fund’s net assets, which is up slightly from 64.31% at the end of 2004. As highlighted earlier, the CoreAlpha Bond Master Portfolio is benchmarked to the Lehman Brothers U.S. Aggregate Bond Index. The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index which hurt returns. As of December 31, 2005 the CoreAlpha Bond Master Portfolio held 49.41% in Aaa+ bonds versus 70.74% for the U.S. Aggregate Bond Index. The majority of the underweighted assets were invested in other investment grade rated bonds like A and Baa while a subset, 3.41%, was invested in below-investment grade bonds. In addition, holdings in Ford and General Motors suffered price declines as their credit ratings dropped below investment grade. As a result, the CoreAlpha Bond Master Portfolio underperformed the U.S. Aggregate Bond Index by -0.45% for the year (1.98% versus 2.43% respectively) which accounted for a majority of the LifePath Income Fund’s overall underperformance to its blended benchmark.

The LifePath Income Fund’s equity exposure helped results as the largest equity allocation was to the Active Stock Master Portfolio (19.78% of the LifePath Income Fund’s total net assets), which outperformed the S&P 500 Index by 3.88% (8.79% vs. 4.91% respectively). The LifePath Income Fund also benefited from exposure to international stocks through the iShares MSCI EAFE Index Fund (8.98% of the LifePath Income Fund’s total net assets) which returned 13.40% for the reporting period. . Positive contributions to the LifePath Income Fund’s performance also came from its remaining iShares investments: iShares S&P MidCap 400 Index Fund (12.48% return for the reporting period) made up 4.04% of the LifePath Income Fund’s net assets; iShares S&P SmallCap 600 Index Fund (7.50% return for the reporting period) made up 2.11% of the LifePath Income Fund’s net assets. The remainder of the LifePath Income Fund (0.44% of its total net assets) was invested in Cash Equivalents as of December 31, 2005.

[1]	On December 31, 2005, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 20.15% S&P 500® Index, 4.11% S&P Midcap 400 Index, 2.03% Russell 2000® Index, 9.17% MSCI EAFE® Index, and 64.54% Lehman Brothers U.S. Aggregate Bond Index. Unlike an investment in the LifePath® Income Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

State Farm LifePath 2010 Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2005. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath® 2010 Fund perform during the reporting period?

For the 1-year period ended December 31, 2005, Class A shares of the State Farm LifePath 2010 Fund had a total return without sales charge of 4.73% after expenses. The total return for comparative indices of the LifePath Funds during the same time period were as follows: Citigroup 3 Month Treasury Bill Index 3.00%, Lehman Brothers U.S. Aggregate Bond Index 2.43%, S&P 500 Index 4.91%, Russell 2000 Index 4.55%, and the MSCI EAFE Index 13.54%.

Because of the multi-asset structure of the LifePath 2010 Fund, a blended benchmark is also used for comparison purposes. The blended benchmark is comprised of the S&P 500 Index, the S&P MidCap 400 Index, the Russell 2000 Index, the MSCI EAFE Index, and the Lehman Brothers U.S. Aggregate Bond Index with weightings adjusted quarterly to correspond with each LifePath Fund’s investments. On December 31, 2005, the weightings in the LifePath 2010 Fund’s blended benchmark were as follows: Lehman Brothers U.S. Aggregate Bond Index 53.59%, S&P 500 Index 27.47%, MSCI EAFE Index 11.88%, S&P MidCap 400 Index 4.73%, and Russell 2000 Index 2.33%. The total return of the LifePath 2010 Fund’s blended benchmark was 4.78% for the 1-year period ended December 31, 2005.

Two separate illustrations below provide additional perspective for the State Farm LifePath 2010 Fund’s long term results. The first illustration provides a performance table below a line graph that compares the State Farm LifePath 2010 Fund to the Citigroup 3 Month Treasury Bill Index, Lehman Brothers U.S. Aggregate Bond Index, S&P 500 Index, Russell 2000 Index, and MSCI EAFE Index. Going forward, the Citigroup 3 Month Treasury Bill Index, Russell 2000 Index and MSCI EAFE Index will no longer be used as comparative indices for the LifePath Funds. Instead, the all-equity S&P 500 Index and the all-bond Lehman Brothers U.S. Aggregate Bond Index will be used as the indices for comparison to the two main asset classes – equity and fixed income – that comprise each LifePath Fund. The second illustration uses a line graph that compares the State Farm LifePath 2010 Fund to its blended benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Class R-1, Class R-2 and Class R-3 shares inception date 09/13/2004. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Class A, Class B and Institutional shares because of differing loads and expenses between the share classes.

The performance data quoted represents past performance and does not guarantee future results. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, and a maximum sales charge of 2.75% for Class B shares since inception (Institutional, Class R-1, Class R-2 and Class R-3 Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2.75% for Class B shares at the end of the most recent fiscal year (Institutional shares do not include a sales charge). Ending net asset values on 5/9/2003 are used to calculate since inception returns for Class A, Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See financial highlights beginning on page 164.

[1]	See footnotes for LifePath 2040 Fund on page 45 for a description of the indices.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2.75% for Class B shares at the end of the most recent fiscal year (Institutional shares do not include a sales charge). Ending net asset values on 5/9/2003 are used to calculate since inception returns for Class A, Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See financial highlights beginning on page 164.

Performance Analysis

What factors helped and hindered performance of the LifePath 2010 Fund during the reporting period?

The main driver to performance for the LifePath 2010 Fund was its allocation to the CoreAlpha Bond Master Portfolio – which made up the entire bond allocation of the LifePath 2010 Fund in 2005. At the end of December 2005 this weighting stood at 53.76% of the LifePath 2010 Fund’s net assets, which is up slightly from 51.78% at the end of 2004. As highlighted earlier, the CoreAlpha Bond Master Portfolio is benchmarked to the Lehman Brothers U.S. Aggregate Bond Index. The CoreAlpha Bond Master Portfolio was underweight in high credit quality bonds relative to the U.S. Aggregate Bond Index which hurt returns. As of December 31, 2005 the CoreAlpha Bond Master Portfolio held 49.41% in Aaa+ bonds versus 70.74% for the U.S. Aggregate Bond Index. The majority of the underweighted assets were invested in other investment grade rated bonds like A and Baa while a subset, 3.41%, was invested in below-investment grade bonds. In addition, holdings in Ford and General Motors suffered price declines as their credit ratings dropped below investment grade. As a result, the CoreAlpha Bond Master Portfolio underperformed the U.S. Aggregate Bond Index by -0.45% for the year (1.98% versus 2.43% respectively) which accounted for a majority of the LifePath 2010 Fund’s overall underperformance to its blended benchmark.

The LifePath 2010 Fund’s equity exposure helped results as the largest equity allocation was to the Active Stock Master Portfolio (26.75% of the LifePath 2010 Fund’s total net assets), which outperformed the S&P 500 Index by 3.88% (8.79% vs. 4.91% respectively). The LifePath 2010 Fund also benefited from exposure to international stocks through the iShares MSCI EAFE Index Fund (11.68% of the LifePath 2010 Fund’s total net assets) which returned 13.40% for the reporting period. Positive contributions to the LifePath 2010 Fund’s performance also came from its remaining iShares investments: iShares S&P MidCap 400 Index Fund (12.48% return for the reporting period) made up 4.66% of the LifePath 2010 Fund’s net assets; iShares S&P SmallCap 600 Index Fund (7.50% return for the reporting period) made up 2.31% of the LifePath 2010 Fund’s net assets. The remainder of the LifePath 2010 Fund (0.84% of its total net assets) was invested in Cash Equivalents as of December 31, 2005.

[1]	On December 31, 2005, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 27.47% S&P 500® Index, 4.73% S&P Midcap 400 Index, 2.33% Russell 2000® Index, 11.88% MSCI EAFE® Index, and 53.59% Lehman Brothers U.S. Aggregate Bond Index. Unlike an investment in the LifePath 2010® Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

State Farm LifePath 2020 Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2005. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath® 2020 Fund perform during the reporting period?

For the 1-year period ended December 31, 2005, Class A shares of the State Farm LifePath 2020 Fund had a total return without sales charge of 6.02% after expenses. The total return for comparative indices of the LifePath Funds during the same time period were as follows: Citigroup 3 Month Treasury Bill Index 3.00%, Lehman Brothers U.S. Aggregate Bond Index 2.43%, S&P 500 Index 4.91%, Russell 2000 Index 4.55%, and the MSCI EAFE Index 13.54%.

Because of the multi-asset structure of the LifePath 2020 Fund, a blended benchmark is also used for comparison purposes. The blended benchmark is comprised of the S&P 500 Index, the S&P MidCap 400 Index, the Russell 2000 Index, the MSCI EAFE Index, and the Lehman Brothers U.S. Aggregate Bond Index with weightings adjusted quarterly to correspond with each LifePath Fund’s investments. On December 31, 2005, the weightings in the LifePath 2020 Fund’s blended benchmark were as follows: Lehman Brothers U.S. Aggregate Bond Index 35.49%, S&P 500 Index 39.56%, MSCI EAFE Index 16.35%, S&P MidCap 400 Index 5.76%, and Russell 2000 Index 2.84%. The total return of the LifePath 2020 Fund’s blended benchmark was 5.64% for the 1-year period ended December 31, 2005.

Two separate illustrations below provide additional perspective for the State Farm LifePath 2020 Fund’s long term results. The first illustration provides a performance table below a line graph that compares the State Farm LifePath 2020 Fund to the Citigroup 3 Month Treasury Bill Index, Lehman Brothers U.S. Aggregate Bond Index, S&P 500 Index, Russell 2000 Index, and MSCI EAFE Index. Going forward, the Citigroup 3 Month Treasury Bill Index, Russell 2000 Index and MSCI EAFE Index will no longer be used as comparative indices for the LifePath Funds. Instead, the all-equity S&P 500 Index and the all-bond Lehman Brothers U.S. Aggregate Bond Index will be used as the indices for comparison to the two main asset classes – equity and fixed income – that comprise each LifePath Fund. The second illustration uses a line graph that compares the State Farm LifePath 2020 Fund to its blended benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Class R-1, Class R-2 and Class R-3 shares inception date 09/13/2004. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Class A, Class B and Institutional shares because of differing loads and expenses between the share classes.

The performance data quoted represents past performance and does not guarantee future results. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, and a maximum sales charge of 2.75% for Class B shares since inception (Institutional, Class R-1, Class R-2 and Class R-3 shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2.75% for Class B shares at the end of the most recent fiscal year. Ending net asset values on 5/9/2003 are used to calculate since inception returns for Class A, Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See financial highlights beginning on page 166.

[1]	See footnotes for LifePath 2040 Fund on page 45 for a description of the indices.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2.75% for Class B shares at the end of the most recent fiscal year (Institutional shares do not include a sales charge). Ending net asset values on 5/9/2003 are used to calculate since inception returns for Class A, Class B and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See financial highlights beginning on page 166.

Performance Analysis

What factors helped and hindered performance of the LifePath 2020 Fund during the reporting period?

The main driver to performance for the LifePath 2020 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2020 Fund’s equity exposure. At the end of December 2005 this weighting stood at 38.44% of the LifePath 2020 Fund’s net assets, which is down from 43.90% at the end of 2004. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. While the Active Stock Master Portfolio maintained sector weightings similar to the S&P 500 Index, it invested in only 221 stocks with 11% of those securities being invested in companies that were not part of the S&P 500 Index. Stock selection in sectors like Energy and Financials is what led the Active Stock Master Portfolio to a gain of 8.79% for the year – 3.88% above the S&P 500 Index return of 4.91%. The Active Stock Master Portfolio accounted for the majority of the LifePath 2020 Fund’s outperformance relative to its blended benchmark in 2005.

The LifePath 2020 Fund also benefited from exposure to international stocks through the 13.40% return for the iShares MSCI EAFE Index Fund (16.09% of the LifePath 2020 Fund’s total net assets). Positive contributions to the LifePath 2020 Fund’s performance also came from its remaining iShares investments: iShares S&P MidCap 400 Index Fund (12.48% return for the reporting period) made up 5.65% of the LifePath 2020 Fund’s net assets; iShares S&P SmallCap 600 Index Fund (7.50% return for the reporting period) made up 2.85% of the LifePath 2020 Fund’s net assets.

From a fixed income perspective, the LifePath 2020 Fund held 35.86% of its total net assets in the CoreAlpha Bond Master Portfolio. The CoreAlpha Bond Master Portfolio underperformed its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, by -0.45% for the year (1.98% versus 2.43% respectively) due to an under-weight position in the highest credit quality ratings along with overweighted positions in the Auto Industry which suffered from financial troubles and credit rating downgrades. The remainder of the LifePath 2020 Fund (0.53% of its total net assets) was invested in Cash Equivalents as of December 31, 2005.

[1]	On December 31, 2005, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 39.56% S&P 500® Index, 5.76% S&P Midcap 400 Index, 2.84% Russell 2000® Index, 16.35% MSCI EAFE® Index, and 35.49% Lehman Brothers U.S. Aggregate Bond Index. Unlike an investment in the LifePath 2020® Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

State Farm LifePath 2030 Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2005. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath® 2030 Fund perform during the reporting period?

For the 1-year period ended December 31, 2005, Class A shares of the State Farm LifePath 2030 Fund had a total return without sales charge of 7.11% after expenses. The total return for comparative indices of the LifePath Funds during the same time period were as follows: Citigroup 3 Month Treasury Bill Index 3.00%, Lehman Brothers U.S. Aggregate Bond Index 2.43%, S&P 500 Index 4.91%, Russell 2000 Index 4.55%, and the MSCI EAFE Index 13.54%.

Because of the multi-asset structure of the LifePath 2030 Fund, a blended benchmark is also used for comparison purposes. The blended benchmark is comprised of the S&P 500 Index, the S&P MidCap 400 Index, the Russell 2000 Index, the MSCI EAFE Index, and the Lehman Brothers U.S. Aggregate Bond Index with weightings adjusted quarterly to correspond with each LifePath Fund’s investments. On December 31, 2005, the weightings in the LifePath 2030 Fund’s blended benchmark were as follows: Lehman Brothers U.S. Aggregate Bond Index 21.88%, S&P 500 Index 48.65%, MSCI EAFE Index 19.71%, S&P MidCap 400 Index 6.54%, and Russell 2000 Index 3.22%. The total return of the LifePath 2030 Fund’s blended benchmark was 6.28% for the 1-year period ended December 31, 2005.

Two separate illustrations below provide additional perspective for the State Farm LifePath 2030 Fund’s long term results. The first illustration provides a performance table below a line graph that compares the State Farm LifePath 2030 Fund to the Citigroup 3 Month Treasury Bill Index, Lehman Brothers U.S. Aggregate Bond Index, S&P 500 Index, Russell 2000 Index, and MSCI EAFE Index. Going forward, the Citigroup 3 Month Treasury Bill Index, Russell 2000 Index and MSCI EAFE Index will no longer be used as comparative indices for the LifePath Funds. Instead, the all-equity S&P 500 Index and the all-bond Lehman Brothers U.S. Aggregate Bond Index will be used as the indices for comparison to the two main asset classes – equity and fixed income – that comprise each LifePath Fund. The second illustration uses a line graph that compares the State Farm LifePath 2030 Fund to its blended benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Class R-1, Class R-2 and Class R-3 shares inception date 09/13/2004. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Class A, Class B and Institutional shares because of differing loads and expenses between the share classes.

The performance data quoted represents past performance and does not guarantee future results. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, and a maximum sales charge of 2.75% for Class B shares since inception (Institutional, Class R-1, Class R-2 and Class R-3 Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2.75% for Class B shares at the end of the most recent fiscal year (Institutional shares do not include a sales charge). Ending net asset values on 5/9/2003 are used to calculate since inception returns for Class A, Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See financial highlights beginning on page 168.

[1]	See footnotes for LifePath 2040 Fund on page 45 for a description of the indices.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2.75% for Class B shares at the end of the most recent fiscal year (Institutional shares do not include a sales charge). Ending net asset values on 5/9/2003 are used to calculate since inception returns for Class A, Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See financial highlights beginning on page 168.

Performance Analysis

What factors helped and hindered performance of the LifePath 2030 Fund during the reporting period?

The main driver to performance for the LifePath 2030 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2030 Fund’s equity exposure. At the end of December 2005 this weighting stood at 46.55% of the LifePath 2030 Fund’s net assets, which is down from 53.66% at the end of 2004. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. While the Active Stock Master Portfolio maintained sector weightings similar to the S&P 500 Index, it invested in only 221 stocks with 11% of those securities being invested in companies that were not part of the S&P 500 Index. Stock selection in sectors like Energy and Financials is what led the Active Stock Master Portfolio to a gain of 8.79% for the year – 3.88% above the S&P 500 Index return of 4.91%. The Active Stock Master Portfolio accounted for the majority of the LifePath 2030 Fund’s outperformance relative to its blended benchmark in 2005.

The LifePath 2030 Fund also benefited from exposure to international stocks through the 13.40% return for the iShares MSCI EAFE Index Fund (19.38% of the LifePath 2030 Fund’s total net assets). Positive contributions to the LifePath 2030 Fund’s performance also came from its remaining iShares investments: iShares S&P MidCap 400 Index Fund (12.48% return for the reporting period) made up 6.50% of the LifePath 2030 Fund’s net assets; iShares S&P SmallCap 600 Index Fund (7.50% return for the reporting period) made up 3.24% of the LifePath 2030 Fund’s net assets.

From a fixed income perspective, the LifePath 2030 Fund held 21.99% of its total net assets in the CoreAlpha Bond Master Portfolio. The CoreAlpha Bond Master Portfolio underperformed its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, by -0.45% for the year (1.98% versus 2.43% respectively) due to an under-weight position in the highest credit quality ratings along with overweighted positions in the Auto Industry which suffered from financial troubles and credit rating downgrades. The remainder of the LifePath 2030 Fund (2.34% of its total net assets) was invested in Cash Equivalents as of December 31, 2005.

[1]	On December 31, 2005, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 48.65% S&P 500® Index, 6.54% S&P Midcap 400 Index, 3.22% Russell 2000® Index, 19.71% MSCI EAFE® Index, and 21.88% Lehman Brothers U.S. Aggregate Bond Index. Unlike an investment in the LifePath 2030® Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

State Farm LifePath 2040 Fund

Provide an illustration of the Fund’s investments.

*	Illustrated by Security Type and based on total net assets in the Master Portfolio as of December 31, 2005. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Allocation for the Master Portfolio, both found later in this report.

How did the State Farm LifePath® 2040 Fund perform during the reporting period?

For the 1-year period ended December 31, 2005, Class A shares of the State Farm LifePath 2040 Fund had a total return without sales charge of 7.71% after expenses. The total return for comparative indices of the LifePath Funds during the same time period were as follows: Citigroup 3 Month Treasury Bill Index 3.00%, Lehman Brothers U.S. Aggregate Bond Index 2.43%, S&P 500 Index 4.91%, Russell 2000 Index 4.55%, and the MSCI EAFE Index 13.54%.

Because of the multi-asset structure of the LifePath 2040 Fund, a blended benchmark is also used for comparison purposes. The blended benchmark is comprised of the S&P 500 Index, the S&P MidCap 400 Index, the Russell 2000 Index, the MSCI EAFE Index, and the Lehman Brothers U.S. Aggregate Bond Index with weightings adjusted quarterly to correspond with each LifePath Fund’s investments. On December 31, 2005, the weightings in the LifePath 2040 Fund’s blended benchmark were as follows: Lehman Brothers U.S. Aggregate Bond Index 10.82%, S&P 500 Index 57.65%, MSCI EAFE Index 20.34%, S&P MidCap 400 Index 7.50%, and Russell 2000 Index 3.69%. The total return of the LifePath 2040 Fund’s blended benchmark was 6.67% for the 1-year period ended December 31, 2005.

Two separate illustrations below provide additional perspective for the State Farm LifePath 2040 Fund’s long term results. The first illustration provides a performance table below a line graph that compares the State Farm LifePath 2040 Fund to the Citigroup 3 Month Treasury Bill Index, Lehman Brothers U.S. Aggregate Bond Index, S&P 500 Index, Russell 2000 Index, and MSCI EAFE Index. Going forward, the Citigroup 3 Month Treasury Bill Index, Russell 2000 Index and MSCI EAFE Index will no longer be used as comparative indices for the LifePath Funds. Instead, the all-equity S&P 500 Index and the all-bond Lehman Brothers U.S. Aggregate Bond Index will be used as the indices for comparison to the two main asset classes – equity and fixed income – that comprise each LifePath Fund. The second illustration uses a line graph that compares the State Farm LifePath 2040 Fund to its blended benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

*	Class R-1, Class R-2 and Class R-3 shares inception date 09/13/2004. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Class A, Class B and Institutional shares because of differing loads and expenses between the share classes.

The performance data quoted represents past performance and does not guarantee future results. Returns in the table reflect a maximum sales charge of 3% for Class A shares and Class B shares at one year, and a maximum sales charge of 2.75% for Class B shares since inception (Institutional, Class R-1, Class R-2 and Class R-3 Shares do not include a sales charge). Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2.75% for Class B shares at the end of the most recent fiscal year (Institutional shares do not include a sales charge). Ending net asset values on 5/9/2003 are used to calculate since inception returns for Class A, Class B, and Institutional shares. These figures do not reflect the deduction of taxes that shareholders would pay on fund distributions or the redemption of fund shares. See financial highlights beginning on page 170.

[1]	The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index.

[2]	The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. MSCI EAFE® is meant to reflect actual opportunities for foreign investors in a local market.

[3]	The Citigroup Salomon 3-Month Treasury Bill Index is an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

[4]	The Lehman Brothers U.S. Aggregate Bond Index represents debt securities, and asset-backed debt securities with maturities greater than one year.

[5]	The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks.

The Indices represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indices does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect a maximum sales charge of 3% for Class A shares at initial investment, and a maximum sales charge of 2.75% for Class B shares at the end of the most recent fiscal year (Institutional shares do not include a sales charge). Ending net asset values on 5/9/2003 are used to calculate since inception returns for Class A, Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. See financial highlights beginning on page 170.

Performance Analysis

What factors helped and hindered performance of the LifePath 2040 Fund during the reporting period?

The main driver to performance for the LifePath 2040 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2040 Fund’s equity exposure. At the end of December 2005 this weighting stood at 55.06% of the LifePath 2040 Fund’s net assets, which is down from 62.83% at the end of 2004. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. While the Active Stock Master Portfolio maintained sector weightings similar to the S&P 500 Index, it invested in only 221 stocks with 11% of those securities being invested in companies that were not part of the S&P 500 Index. Stock selection in sectors like Energy and Financials is what led the Active Stock Master Portfolio to a gain of 8.79% for the year – 3.88% above the S&P 500 Index return of 4.91%. The Active Stock Master Portfolio accounted for the majority of the LifePath 2040 Fund’s outperformance relative to its blended benchmark in 2005.

The LifePath 2040 Fund also benefited from exposure to international stocks through the 13.40% return for the iShares MSCI EAFE Index Fund (20.04% of the LifePath 2040 Fund’s total net assets). Positive contributions to the LifePath 2040 Fund’s performance also came from its remaining iShares investments: iShares S&P MidCap 400 Index Fund (12.48% return for the reporting period) made up 7.42% of the LifePath 2040 Fund’s net assets; iShares S&P SmallCap 600 Index Fund (7.50% return for the reporting period) made up 3.67% of the LifePath 2040 Fund’s net assets.

From a fixed income perspective, the LifePath 2040 Fund held 10.95% of its total net assets in the CoreAlpha Bond Master Portfolio. The CoreAlpha Bond Master Portfolio underperformed its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, by -0.45% for the year (1.98% versus 2.43% respectively) due to an under-weight position in the highest credit quality ratings along with overweighted positions in the Auto Industry which suffered from financial troubles and credit rating downgrades. The remainder of the LifePath 2040 Fund (2.86% of its total net assets) was invested in Cash Equivalents as of December 31, 2005.

[1]	On December 31, 2005, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 57.65% S&P 500® Index, 7.5% S&P Midcap 400 Index, 3.69% Russell 2000® Index, 20.34% MSCI EAFE® Index, and 10.82% Lehman Brothers U.S. Aggregate Bond Index. Unlike an investment in the LifePath 2040® Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Expense Example (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and certain redemptions; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; shareholder servicing fees; and other Fund expenses. The Example in the following table for each Fund below is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2005 through December 31, 2005.

Actual Expenses

The Actual Expenses in the table under each Fund name below provides information about actual account values and actual expenses for each Class of shares. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund Class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual Expenses’ line under the heading entitled “Expenses Paid During Period” for the applicable Fund Class to estimate the expenses you paid on your account for that Fund Class during the period. If your account has multiple Fund positions, add up the results calculated for each Fund position by Class within your account to estimate the expenses you paid on your total account value. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account holding Class A, Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the first business day in November, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The Hypothetical information in the table under each Fund name below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio by Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Class indicated. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account holding Class A, Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the first business day in November, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) applicable to Class A and Class B shares. Therefore, the Hypothetical information in the table under each Fund name is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

State Farm Equity Fund
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005[1]
Actual Expenses
Class A Shares	$1,000.00	$1,070.07	1.22%	$6.37
Class B Shares	$1,000.00	$1,068.00	1.62%	$8.44
Institutional Shares	$1,000.00	$1,071.50	0.97%	$5.06
Class R-1 Shares	$1,000.00	$1,067.49	1.53%	$7.97
Class R-2 Shares	$1,000.00	$1,069.19	1.33%	$6.94
Class R-3 Shares	$1,000.00	$1,071.62	1.04%	$5.43

State Farm Equity Fund (Continued)
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005[1]
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.06	1.22%	$6.21
Class B Shares	$1,000.00	$1,017.04	1.62%	$8.24
Institutional Shares	$1,000.00	$1,020.32	0.97%	$4.94
Class R-1 Shares	$1,000.00	$1,017.49	1.53%	$7.78
Class R-2 Shares	$1,000.00	$1,018.50	1.33%	$6.77
Class R-3 Shares	$1,000.00	$1,019.96	1.04%	$5.30

State Farm Small Cap Equity Fund
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005[1]
Actual Expenses
Class A Shares	$1,000.00	$1,033.46	1.40%	$7.18
Class B Shares	$1,000.00	$1,030.05	1.80%	$9.21
Institutional Shares	$1,000.00	$1,033.01	1.15%	$5.89
Class R-1 Shares	$1,000.00	$1,030.32	1.72%	$8.80
Class R-2 Shares	$1,000.00	$1,032.27	1.52%	$7.79
Class R-3 Shares	$1,000.00	$1,034.11	1.22%	$6.26
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,018.15	1.40%	$7.12
Class B Shares	$1,000.00	$1,016.13	1.80%	$9.15
Institutional Shares	$1,000.00	$1,019.41	1.15%	$5.85
Class R-1 Shares	$1,000.00	$1,016.53	1.72%	$8.74
Class R-2 Shares	$1,000.00	$1,017.54	1.52%	$7.73
Class R-3 Shares	$1,000.00	$1,019.06	1.22%	$6.21

State Farm International Equity Fund
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005[1]
Actual Expenses
Class A Shares	$1,000.00	$1,192.00	1.50%	$8.29
Class B Shares	$1,000.00	$1,190.40	1.90%	$10.49
Institutional Shares	$1,000.00	$1,191.33	1.25%	$6.90
Class R-1 Shares	$1,000.00	$1,189.21	1.82%	$10.04
Class R-2 Shares	$1,000.00	$1,192.85	1.62%	$8.95
Class R-3 Shares	$1,000.00	$1,193.30	1.32%	$7.30
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,017.64	1.50%	$7.63
Class B Shares	$1,000.00	$1,015.63	1.90%	$9.65
Institutional Shares	$1,000.00	$1,018.90	1.25%	$6.36
Class R-1 Shares	$1,000.00	$1,016.03	1.82%	$9.25
Class R-2 Shares	$1,000.00	$1,017.04	1.62%	$8.24
Class R-3 Shares	$1,000.00	$1,018.55	1.32%	$6.72

State Farm S&P 500 Index Fund
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005[2]	Expenses Paid During Period July 1, 2005 to December 31, 2005[1]
Actual Expenses
Class A Shares	$1,000.00	$1,053.43	0.81%	$4.19
Class B Shares	$1,000.00	$1,051.84	1.21%	$6.26
Institutional Shares	$1,000.00	$1,055.23	0.56%	$2.90
Class R-1 Shares	$1,000.00	$1,052.14	1.13%	$5.84
Class R-2 Shares	$1,000.00	$1,052.09	0.93%	$4.81
Class R-3 Shares	$1,000.00	$1,054.99	0.63%	$3.26
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.12	0.81%	$4.13
Class B Shares	$1,000.00	$1,019.11	1.21%	$6.16
Institutional Shares	$1,000.00	$1,022.38	0.56%	$2.85
Class R-1 Shares	$1,000.00	$1,019.51	1.13%	$5.75
Class R-2 Shares	$1,000.00	$1,020.52	0.93%	$4.74
Class R-3 Shares	$1,000.00	$1,022.03	0.63%	$3.21

State Farm Small Cap Index Fund
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005[1]
Actual Expenses
Class A Shares	$1,000.00	$1,053.74	0.95%	$4.92
Class B Shares	$1,000.00	$1,052.46	1.35%	$6.98
Institutional Shares	$1,000.00	$1,055.40	0.70%	$3.63
Class R-1 Shares	$1,000.00	$1,052.39	1.27%	$6.57
Class R-2 Shares	$1,000.00	$1,053.45	1.07%	$5.54
Class R-3 Shares	$1,000.00	$1,054.76	0.77%	$3.99
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.42	0.95%	$4.84
Class B Shares	$1,000.00	$1,018.40	1.35%	$6.87
Institutional Shares	$1,000.00	$1,021.68	0.70%	$3.57
Class R-1 Shares	$1,000.00	$1,018.80	1.27%	$6.46
Class R-2 Shares	$1,000.00	$1,019.81	1.07%	$5.45
Class R-3 Shares	$1,000.00	$1,021.32	0.77%	$3.92

State Farm International Index Fund
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005[1]
Actual Expenses
Class A Shares	$1,000.00	$1,144.48	1.15%	$6.22
Class B Shares	$1,000.00	$1,142.49	1.55%	$8.37
Institutional Shares	$1,000.00	$1,145.73	0.90%	$4.87
Class R-1 Shares	$1,000.00	$1,143.25	1.47%	$7.94
Class R-2 Shares	$1,000.00	$1,144.29	1.27%	$6.86
Class R-3 Shares	$1,000.00	$1,144.30	0.97%	$5.24
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.41	1.15%	$5.85
Class B Shares	$1,000.00	$1,017.39	1.55%	$7.88
Institutional Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class R-1 Shares	$1,000.00	$1,017.80	1.47%	$7.48
Class R-2 Shares	$1,000.00	$1,018.80	1.27%	$6.46
Class R-3 Shares	$1,000.00	$1,020.32	0.97%	$4.94

State Farm Equity and Bond Fund
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005[3]	Expenses Paid During Period July 1, 2005 to December 31, 2005[1]
Actual Expenses
Class A Shares	$1,000.00	$1,038.97	1.02%	$5.24
Class B Shares	$1,000.00	$1,037.93	1.42%	$7.29
Institutional Shares	$1,000.00	$1,042.27	0.77%	$3.96
Class R-1 Shares	$1,000.00	$1,038.02	1.34%	$6.88
Class R-2 Shares	$1,000.00	$1,039.19	1.14%	$5.86
Class R-3 Shares	$1,000.00	$1,040.55	0.84%	$4.32
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.06	1.02%	$5.19
Class B Shares	$1,000.00	$1,018.05	1.42%	$7.22
Institutional Shares	$1,000.00	$1,021.32	0.77%	$3.92
Class R-1 Shares	$1,000.00	$1,018.45	1.34%	$6.82
Class R-2 Shares	$1,000.00	$1,019.46	1.14%	$5.80
Class R-3 Shares	$1,000.00	$1,020.97	0.84%	$4.28

State Farm Bond Fund
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005[1]
Actual Expenses
Class A Shares	$1,000.00	$993.90	0.71%	$3.57
Class B Shares	$1,000.00	$991.90	1.11%	$5.57
Institutional Shares	$1,000.00	$995.15	0.46%	$2.31
Class R-1 Shares	$1,000.00	$992.28	1.03%	$5.17
Class R-2 Shares	$1,000.00	$992.34	0.82%	$4.12
Class R-3 Shares	$1,000.00	$994.77	0.53%	$2.66
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.63	0.71%	$3.62
Class B Shares	$1,000.00	$1,019.61	1.11%	$5.65
Institutional Shares	$1,000.00	$1,022.89	0.46%	$2.35
Class R-1 Shares	$1,000.00	$1,020.01	1.03%	$5.24
Class R-2 Shares	$1,000.00	$1,021.07	0.82%	$4.18
Class R-3 Shares	$1,000.00	$1,022.53	0.53%	$2.70

State Farm Tax Advantaged Bond Fund
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005[1]
Actual Expenses
Class A Shares	$1,000.00	$1,000.58	0.70%	$3.53
Class B Shares	$1,000.00	$997.68	1.10%	$5.54
Institutional Shares	$1,000.00	$1,000.96	0.45%	$2.27
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.68	0.70%	$3.57
Class B Shares	$1,000.00	$1,019.66	1.10%	$5.60
Institutional Shares	$1,000.00	$1,022.94	0.45%	$2.29

State Farm Money Market Fund
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005[1]
Actual Expenses
Class A Shares	$1,000.00	$1,015.73	0.60%	$3.05
Class B Shares	$1,000.00	$1,013.61	1.00%	$5.08
Institutional Shares	$1,000.00	$1,016.54	0.45%	$2.29
Class R-1 Shares	$1,000.00	$1,014.08	0.92%	$4.67
Class R-2 Shares	$1,000.00	$1,015.10	0.72%	$3.66
Class R-3 Shares	$1,000.00	$1,016.12	0.52%	$2.64
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,022.18	0.60%	$3.06
Class B Shares	$1,000.00	$1,020.16	1.00%	$5.09
Institutional Shares	$1,000.00	$1,022.94	0.45%	$2.29
Class R-1 Shares	$1,000.00	$1,020.57	0.92%	$4.69
Class R-2 Shares	$1,000.00	$1,021.58	0.72%	$3.67
Class R-3 Shares	$1,000.00	$1,022.58	0.52%	$2.65

State Farm LifePath Income Fund
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005[2]	Expenses Paid During Period July 1, 2005 to December 31, 2005[1]
Actual Expenses
Class A Shares	$1,000.00	$1,027.63	1.26%	$6.44
Class B Shares	$1,000.00	$1,024.94	1.66%	$8.47
Institutional Shares	$1,000.00	$1,028.44	1.01%	$5.16
Class R-1 Shares	$1,000.00	$1,026.04	1.58%	$8.07
Class R-2 Shares	$1,000.00	$1,026.21	1.38%	$7.05
Class R-3 Shares	$1,000.00	$1,027.72	1.08%	$5.52
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,018.85	1.26%	$6.41
Class B Shares	$1,000.00	$1,016.84	1.66%	$8.44
Institutional Shares	$1,000.00	$1,020.11	1.01%	$5.14
Class R-1 Shares	$1,000.00	$1,017.24	1.58%	$8.03
Class R-2 Shares	$1,000.00	$1,018.25	1.38%	$7.02
Class R-3 Shares	$1,000.00	$1,019.76	1.08%	$5.50

State Farm LifePath 2010 Fund
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005[2]	Expenses Paid During Period July 1, 2005 to December 31, 2005[1]
Actual Expenses
Class A Shares	$1,000.00	$1,037.45	1.25%	$6.42
Class B Shares	$1,000.00	$1,036.45	1.65%	$8.47
Institutional Shares	$1,000.00	$1,039.82	1.00%	$5.14
Class R-1 Shares	$1,000.00	$1,035.97	1.57%	$8.06
Class R-2 Shares	$1,000.00	$1,037.38	1.37%	$7.04
Class R-3 Shares	$1,000.00	$1,038.75	1.07%	$5.50
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,018.90	1.25%	$6.36
Class B Shares	$1,000.00	$1,016.89	1.65%	$8.39
Institutional Shares	$1,000.00	$1,020.16	1.00%	$5.09
Class R-1 Shares	$1,000.00	$1,017.29	1.57%	$7.98
Class R-2 Shares	$1,000.00	$1,018.30	1.37%	$6.97
Class R-3 Shares	$1,000.00	$1,019.81	1.07%	$5.45

State Farm LifePath 2020 Fund
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005[2]	Expenses Paid During Period July 1, 2005 to December 31, 2005[1]
Actual Expenses
Class A Shares	$1,000.00	$1,054.18	1.23%	$6.37
Class B Shares	$1,000.00	$1,052.42	1.63%	$8.43
Institutional Shares	$1,000.00	$1,056.34	0.98%	$5.08
Class R-1 Shares	$1,000.00	$1,052.83	1.55%	$8.02
Class R-2 Shares	$1,000.00	$1,053.43	1.35%	$6.99
Class R-3 Shares	$1,000.00	$1,055.21	1.05%	$5.44
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.00	1.23%	$6.26
Class B Shares	$1,000.00	$1,016.99	1.63%	$8.29
Institutional Shares	$1,000.00	$1,020.27	0.98%	$4.99
Class R-1 Shares	$1,000.00	$1,017.39	1.55%	$7.88
Class R-2 Shares	$1,000.00	$1,018.40	1.35%	$6.87
Class R-3 Shares	$1,000.00	$1,019.91	1.05%	$5.35

State Farm LifePath 2030 Fund
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005[2]	Expenses Paid During Period July 1, 2005 to December 31, 2005[1]
Actual Expenses
Class A Shares	$1,000.00	$1,066.89	1.21%	$6.30
Class B Shares	$1,000.00	$1,064.65	1.61%	$8.38
Institutional Shares	$1,000.00	$1,069.01	0.96%	$5.01
Class R-1 Shares	$1,000.00	$1,065.61	1.53%	$7.97
Class R-2 Shares	$1,000.00	$1,067.23	1.33%	$6.93
Class R-3 Shares	$1,000.00	$1,067.43	1.03%	$5.37
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.11	1.21%	$6.16
Class B Shares	$1,000.00	$1,017.09	1.61%	$8.19
Institutional Shares	$1,000.00	$1,020.37	0.96%	$4.89
Class R-1 Shares	$1,000.00	$1,017.49	1.53%	$7.78
Class R-2 Shares	$1,000.00	$1,018.50	1.33%	$6.77
Class R-3 Shares	$1,000.00	$1,020.01	1.03%	$5.24

State Farm LifePath 2040 Fund
	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005[2]	Expenses Paid During Period July 1, 2005 to December 31, 2005[1]
Actual Expenses
Class A Shares	$1,000.00	$1,075.43	1.21%	$6.33
Class B Shares	$1,000.00	$1,073.23	1.61%	$8.41
Institutional Shares	$1,000.00	$1,076.63	0.96%	$5.02
Class R-1 Shares	$1,000.00	$1,073.51	1.52%	$7.94
Class R-2 Shares	$1,000.00	$1,074.90	1.33%	$6.96
Class R-3 Shares	$1,000.00	$1,076.30	1.02%	$5.34
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.11	1.21%	$6.16
Class B Shares	$1,000.00	$1,017.09	1.61%	$8.19
Institutional Shares	$1,000.00	$1,020.37	0.96%	$4.89
Class R-1 Shares	$1,000.00	$1,017.54	1.52%	$7.73
Class R-2 Shares	$1,000.00	$1,018.50	1.33%	$6.77
Class R-3 Shares	$1,000.00	$1,020.06	1.02%	$5.19

[1]	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[2]	Ratio reflects the expenses of both the Fund and its corresponding Master Portfolio.

[3]	Ratio also reflects 60% of the State Farm Equity Fund Institutional shares expenses plus 40% of the State Farm Bond Fund Institutional shares expenses. The State Farm Equity and Bond Fund targets a 60%/40% investment ratio between the State Farm Equity Fund and the State Farm Bond Fund. This investment ratio may vary slightly from 60%/40% throughout the year. At December 31, 2005 the investment ratio was 61.33%/38.67%, based on total investments.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Shares	Value
Common Stocks (97.37%)

Consumer Discretionary (4.27%)
AutoNation Inc. (a)	53,300	$1,158,209
Carnival Corp.	25,500	1,363,485
Clear Channel Communications Inc.	120,100	3,777,145
Dollar Tree Stores Inc. (a)	36,900	883,386
Leggett & Platt Inc.	89,500	2,054,920
McDonald’s Corp.	29,700	1,001,484
Starwood Hotels & Resorts Worldwide Inc.	13,300	849,338
Time Warner Inc.	45,100	786,544

		11,874,511

Consumer Staples (11.31%)
Altria Group Inc.	119,000	8,891,680
Anheuser-Busch Companies Inc.	41,200	1,769,952
Avon Products Inc.	172,200	4,916,310
Campbell Soup Co.	136,400	4,060,628
General Mills Inc.	41,000	2,022,120
Kraft Foods Inc. Class A	227,500	6,401,850
Unilever NV ADR	49,300	3,384,445

		31,446,985

Energy (8.51%)
Anadarko Petroleum Corp.	13,300	1,260,175
Chevron Corp.	43,000	2,441,110
Exxon Mobil Corp.	52,500	2,948,925
Kinder Morgan Inc.	43,100	3,963,045
Royal Dutch Shell PLC ADR Class A	83,100	5,109,819
Royal Dutch Shell PLC ADR Class B	55,300	3,568,509
Transocean Inc. (a)	62,600	4,362,594

		23,654,177

Financials (27.84%)
American International Group Inc.	61,000	4,162,030
AmeriCredit Corp. (a)	123,100	3,155,053
Assurant Inc.	12,300	534,927
Berkshire Hathaway Inc. Class A (a)	30	2,658,600
Capital One Financial Corp.	38,700	3,343,680
Chubb Corp.	22,600	2,206,890
Everest Re Group Ltd.	12,300	1,234,305
Fifth Third Bancorp	108,400	4,088,848
General Growth Properties Inc.	138,900	6,526,911
Golden West Financial Corp.	6,400	422,400
Goldman Sachs Group Inc.	18,700	2,388,177
Hartford Financial Services Group Inc.	60,500	5,196,345
Hudson City Bancorp Inc.	430,300	5,215,236
IndyMac Bancorp Inc.	63,600	2,481,672
JPMorgan Chase & Co.	279,300	11,085,417
Marsh & McLennan Companies Inc.	62,600	1,988,176
RenaissancerRe Holdings Ltd.	40,900	1,804,099
St. Paul Travelers Co. Inc.	21,500	960,405
Washington Mutual Inc.	211,200	9,187,200
Wells Fargo & Co.	105,000	6,597,150
XL Capital Ltd. Class A	32,500	2,189,850

		77,427,371

Health Care (9.79%)
AmerisourceBergen Corp.	92,400	3,825,360
AstraZeneca PLC ADR	82,900	4,028,940
Eli Lilly & Co.	19,400	1,097,846
Medco Health Solutions Inc. (a)	91,300	5,094,540
Merck & Co. Inc.	138,500	4,405,685
Pfizer Inc.	50,280	1,172,530
WellPoint Inc. (a)	95,400	7,611,966

		27,236,867

Industrials (14.57%)
Allied Waste Industries Inc. (a)	213,100	1,862,494
Cooper Industries Ltd. Class A	84,900	6,197,700
Emerson Electric Co.	26,700	1,994,490
General Electric Co.	231,300	8,107,065
Goodrich Corp.	21,900	900,090
Hubbell Inc. Class B	25,600	1,155,072
Ingersoll-Rand Co. Ltd. Class A	10,300	415,811
Siemens AG ADR	29,700	2,542,023
Tyco International Ltd.	170,700	4,926,402
Union Pacific Corp.	58,700	4,725,937
United Technologies Corp.	137,500	7,687,625

		40,514,709

Materials & Processes (5.00%)
Air Products & Chemicals Inc.	41,500	2,456,385
Alcoa Inc.	88,300	2,611,031
International Paper Co.	110,800	3,723,988
Methanex Corp.	53,300	998,842
The Dow Chemical Co.	93,700	4,105,934

		13,896,180

Technology (8.01%)
Affiliated Computer Services Inc. Class A (a)	36,500	2,160,070
Arrow Electronics Inc. (a)	13,300	425,999
Fairchild Semiconductor International Inc. (a)	247,200	4,180,152
Flextronics International Ltd. (a)	416,900	4,352,436
Freescale Semiconductor Inc. Class A (a)	171,500	4,320,085
Hewlett-Packard Co.	159,900	4,577,937
International Rectifier Corp. (a)	70,500	2,248,950

		22,265,629

Telecommunication Services (5.25%)
AT&T Inc.	162,100	3,969,829

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Telecommunication Services (Cont.)
BellSouth Corp.	62,600	$1,696,460
Sprint Nextel Corp.	222,100	5,188,256
Verizon Communications Inc.	124,200	3,740,904

		14,595,449

Utilities (2.82%)
Duke Energy Corp.	103,600	2,843,820
Equitable Resources Inc.	28,700	1,053,003
Exelon Corp.	23,800	1,264,732
MDU Resources Group Inc.	42,100	1,378,354
Pinnacle West Capital Corp.	31,800	1,314,930

		7,854,839

Total Common Stocks (cost $259,634,855)		270,766,717

Short-term Investments (2.72%)
JPMorgan 100% US Treasury Securities Money Market Fund	6,029,760	6,029,760
JPMorgan Treasury Plus Money Market Fund	1,543,845	1,543,845

Total Short-term Investments (cost $7,573,605)		7,573,605

TOTAL INVESTMENTS (100.09%) (cost $267,208,460)		278,340,322
LIABILITIES, NET OF OTHER ASSETS (-0.09%)		(254,397)

NET ASSETS (100.00%)		$278,085,925

(a)	Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Shares	Value
Common Stocks (96.96%)

Consumer Discretionary (20.79%)
Advo Inc.	41,000	$1,155,380
Alloy Inc. (a)	69,400	200,566
Arbitron Inc.	42,900	1,629,342
Beazer Homes USA Inc.	14,300	1,041,612
Blue Nile Inc. (a)	4,300	173,333
Borders Group Inc.	8,900	192,863
California Pizza Kitchen Inc. (a)	27,900	891,963
Citadel Broadcasting Corp.	11,800	158,592
Citi Trends Inc. (a)	4,900	209,181
Delia*s Inc. (a)	34,700	288,010
Delia*s Inc. Rights (a)	4,001	4,001
Entercom Communications Corp. (a)	3,300	97,911
Fairmont Hotels & Resorts	10,900	462,269
Fossil Inc. (a)	9,200	197,892
Four Seasons Hotels Inc.	29,600	1,472,600
Franklin Covey Co. (a)	49,300	311,576
Furniture Brands International Inc.	79,900	1,784,167
Jarden Corp. (a)	54,750	1,650,712
Libbey Inc.	19,500	199,290
Lithia Motors Inc. Class A	15,200	477,888
MDU Communications Inc. (a)	650,100	955,647
Mikohn Gaming Corp. (a)	57,500	567,525
Orient Express Hotels Ltd. Class A	46,100	1,453,072
Petco Animal Supplies Inc. (a)	11,500	252,425
PF Chang’s China Bistro Inc. (a)	13,700	679,931
Prestige Brands Holdings Inc. (a)	32,500	406,250
Princeton Review Inc. (a)	84,600	435,690
Radio One Inc. Class A (a)	4,000	41,080
Radio One Inc. Class D (a)	74,200	767,970
Reader’s Digest Association Inc.	76,100	1,158,242
Restoration Hardware Inc. (a)	88,100	530,362
Ruth’s Chris Steak House (a)	25,300	457,930
Scientific Games Corp. Class A (a)	34,000	927,520
Six Flags Inc. (a)	31,900	245,949
Stage Stores Inc.	22,500	670,050
Steiner Leisure Ltd. (a)	9,300	330,708
Texas Roadhouse Inc. Class A (a)	47,400	737,070
The Sports Authority Inc. (a)	7,100	221,023
Tweeter Home Entertainment Group Inc. (a)	60,200	344,344
ValueVision Media Inc. Class A (a)	42,100	530,460
Warnaco Group Inc. (a)	54,400	1,453,568

		25,765,964

Consumer Staples (2.17%)
Fresh Del Monte Produce Inc.	11,900	270,963
Interstate Bakeries Corp. (a)	87,300	650,385
Performance Food Group Co. (a)	14,875	422,004
Reddy Ice Holdings Inc.	31,700	691,377
Tootsie Roll Industries Inc.	16,585	479,804
WD-40 Co.	6,600	173,316

		2,687,849

Energy (5.66%)
Alpha Natural Resources Inc. (a)	84,500	1,623,245
Cabot Oil & Gas Corp.	5,100	230,010
Delta Petroleum Corp. (a)	71,600	1,558,732
Energy Partners Ltd. (a)	17,800	387,862
Helmerich & Payne Inc.	17,600	1,089,616
Hydril (a)	8,000	500,800
Newpark Resources Inc. (a)	126,600	965,958
SEACOR Holdings Inc. (a)	3,200	217,920
St. Mary Land & Exploration Co.	11,900	438,039

		7,012,182

Financial Services (14.45%)
American Financial Realty Trust	10,500	126,000
AmeriCredit Corp. (a)	55,500	1,422,465
Annaly Mortgage Management Inc.	34,100	373,054
Anthracite Capital Inc.	81,200	855,036
Banner Corp.	43,500	1,357,200
Columbia Banking Systems Inc.	47,558	1,357,781
Endurance Specialty Holdings Ltd.	4,700	168,495
Federal Agricultural Mortgage Corp. Class C	35,900	1,074,487
First Community Bancorp (CA)	1,000	54,370
Franklin Bank Corp. (a)	27,800	500,122
Fulton Financial Corp.	18,718	329,437
Gramercy Capital Corp.	44,300	1,009,154
Harbor Florida Bancshares Inc.	16,000	592,800
Heritage Financial Corp.	735	17,948
LaSalle Hotel Properties	3,700	135,864
Max Re Capital Ltd.	23,900	620,683
Medallion Financial Corp.	24,000	270,240
MeriStar Hospitality Corp. (a)	42,100	395,740
MFA Mortgage Investments Inc.	52,000	296,400
Netbank Inc.	17,500	125,650
Pan Pacific Retail Properties Inc.	5,900	394,651
Placer Sierra Bancshares	24,900	689,979
ProAssurance Corp. (a)	8,900	432,896
Provident Bankshares Corp.	25,118	848,235
SL Green Realty Corp.	22,000	1,680,580
Southcoast Financial Corp. (a)	23,000	554,300
Tarragon Corp. (a)	14,000	288,680
Trammell Crow Co. (a)	58,400	1,497,960
Umpqua Holdings Corp.	8,800	251,064
Zenith National Insurance Corp.	3,900	179,868

		17,901,139

Health Care (10.08%)
Alnylam Pharmaceuticals Inc. (a)	11,700	156,312
American Healthways Inc. (a)	8,000	362,000

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
AMN Healthcare Services Inc. (a)	30,437	$602,044
Atherogenics Inc. (a)	48,600	972,486
Atricure, Inc. (a)	33,700	358,905
Cytokinetics Inc. (a)	7,900	51,666
Greatbatch Inc. (a)	28,500	741,285
Human Genome Sciences Inc. (a)	196,800	1,684,608
Incyte Corp. (a)	181,329	968,297
Matria Healthcare Inc. (a)	14,000	542,640
National Medical Health Card Systems Inc. (a)	13,300	361,760
Option Care Inc.	91,400	1,221,104
Pharmacyclics Inc. (a)	107,600	381,980
Pharmion Corp. (a)	51,400	913,378
Renovis Inc. (a)	29,200	446,760
Rigel Pharmaceuticals Inc. (a)	36,000	300,960
SonoSite Inc. (a)	5,500	192,555
VistaCare Inc. Class A (a)	52,100	651,250
Wright Medical Group Inc. (a)	55,500	1,132,200
ZymoGenetics Inc. (a)	26,100	443,961

		12,486,151

Industrials (15.91%)
Actuant Corp. Class A	29,000	1,618,200
Albany International Corp. Class A	12,800	462,848
Ambassadors International Inc.	12,300	190,650
Ducommun Inc. (a)	27,000	576,720
ESCO Technologies Inc. (a)	75,800	3,372,342
Exponent Inc. (a)	28,900	820,182
G&K Services Inc. Class A	28,400	1,114,700
Griffon Corp. (a)	19,400	461,914
Jacuzzi Brands Inc. (a)	45,500	382,200
Jetblue Airways Corp. (a)	81,300	1,250,394
K&F Industries Holdings Inc. (a)	63,700	978,432
Ladish Co. Inc. (a)	65,700	1,468,395
Pinnacle Airlines Corp. (a)	176,200	1,175,254
RailAmerica Inc. (a)	119,600	1,314,404
Resources Connection Inc. (a)	53,900	1,404,634
Tennant Co.	33,900	1,762,800
Tetra Tech Inc. (a)	33,900	531,213
United Stationers Inc. (a)	7,200	349,200
West Corp. (a)	11,500	484,725

		19,719,207

Materials & Processes (5.77%)
AptarGroup Inc.	26,200	1,367,640
Georgia Gulf Corp.	42,800	1,301,976
Glatfelter	67,100	952,149
Methanex Corp.	123,200	2,308,768
Packaging Corp. of America	53,000	1,216,350

		7,146,883

Technology (20.62%)
Advanced Energy Industries Inc. (a)	115,800	1,369,914
Atheros Communications (a)	73,100	950,300
Benchmark Electronics Inc. (a)	34,900	1,173,687
Blackboard Inc. (a)	8,100	234,738
Brocade Communications Systems Inc. (a)	99,100	403,337
Credence Systems Corp. (a)	106,500	741,240
CyberSource Corp. (a)	36,400	240,240
Cymer Inc. (a)	43,800	1,555,338
Dot Hill Systems Corp. (a)	130,500	904,365
Electro Scientific Industries Inc. (a)	45,100	1,089,165
Embarcadero Technologies Inc. (a)	13,300	96,824
Fairchild Semiconductor International Inc. (a)	49,600	838,736
FEI Co. (a)	29,700	569,349
Gateway Inc. (a)	478,300	1,200,533
Intergraph Corp. (a)	6,400	318,784
Kulicke & Soffa Industries Inc. (a)	129,100	1,141,244
LTX Corp. (a)	79,600	358,200
MIPS Technologies Inc. (a)	60,400	343,072
MKS Instruments Inc. (a)	51,300	917,757
Moldflow Corp. (a)	18,200	253,708
National Instruments Corp.	27,900	894,195
Novatel Wireless Inc. (a)	64,000	775,040
ON Semiconductor Corp. (a)	227,300	1,256,969
Pixelworks Inc. (a)	39,900	202,692
Quest Software Inc. (a)	16,500	240,735
Rudolph Technologies Inc. (a)	19,500	251,160
Sapient Corp. (a)	376,800	2,143,992
SCO Group Inc. (a)	66,800	263,860
Semtech Corp. (a)	36,500	666,490
Sigmatel Inc. (a)	9,500	124,450
Silicon Laboratories Inc. (a)	14,200	520,572
Spansion Inc. Class A (a)	33,300	463,536
SunPower Corp. Class A (a)	7,100	241,329
SupportSoft Inc. (a)	61,500	259,530
SYNNEX Corp. (a)	28,600	432,146
TNS Inc. (a)	35,800	686,644
Veeco Instruments Inc. (a)	73,800	1,278,954
X-Rite Inc.	15,000	150,000

		25,552,825

Telecommunication Services (0.38%)
CallWave Inc. (a)	13,300	66,367
General Communication Inc. Class A (a)	38,800	400,804

		467,171

Utilities (1.13%)
CMS Energy Corp. (a)	18,800	272,788
Duquesne Light Holdings Inc.	30,600	499,392
SEMCO Energy Inc. (a)	68,900	387,218

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Utilities (Cont.)
Westar Energy Inc.	11,300	$242,950

		1,402,348

Total Common Stocks (cost $110,584,534)		120,141,719

Short-term Investments (3.44%)
JPMorgan 100% US Treasury Securities Money Market Fund	1,456,916	1,456,916
JPMorgan Treasury Plus Money Market Fund	2,809,987	2,809,987

Total Short-term Investments (cost $4,266,903)		4,266,903

TOTAL INVESTMENTS (100.40%) (cost $114,851,437)		124,408,622
LIABILITIES, NET OF OTHER ASSETS (-0.40%)		(500,693)

NET ASSETS (100.00%)		$123,907,929

(a)	Non-income producing security.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Shares	Value
Common Stocks (96.95%)

Australia (1.35%)
Amcor Ltd.	26,207	$143,516
BHP Billiton Ltd.	3,812	63,577
Brambles Industries Ltd.	3,787	28,096
Insurance Australia Group Ltd.	22,834	90,729
Macquarie Bank Ltd.	2,700	134,894
Promina Group Ltd.	23,200	82,318
Rinker Group Ltd.	32,945	397,300
Wesfarmers Ltd.	4,900	132,803
Woolworths Ltd.	14,252	176,051

		1,249,284

Austria (0.54%)
Erste Bank Der Oester Spark	3,400	189,389
Raiffeisen International Bank Holding (a)	700	46,036
Telekom Austria AG	6,414	144,277
Wienerberger AG	3,100	124,049

		503,751

Belgium (0.61%)
Fortis	3,600	114,606
SES Global FDR Class A	13,000	223,165
UCB SA	4,900	230,188

		567,959

Canada (5.20%)
Abitibi Consolidated Inc.	18,500	74,162
Alcan Inc.	21,800	895,667
Barrick Gold Corp.	5,000	139,350
CAMECO Corp.	7,200	457,042
Canadian Natural Resources	7,100	351,992
Canadian Tire Corp. Class A Ltd.	200	11,964
Falconbridge Ltd.	7,593	225,350
Inco Ltd.	9,500	413,915
Loblaw Companies Ltd.	2,900	140,628
Magna International Inc. Class A	1,500	108,392
Manulife Financial Corp.	2,400	140,951
Methanex Corp.	8,000	150,441
Potash Corp. of Saskatchewan Inc.	6,700	536,599
Rogers Communications Inc. Class B	2,600	110,043
Suncor Energy Inc.	4,800	302,754
Telus Corp.	5,700	234,678
Telus Corp. Non Voting	8,400	337,243
The Toronto Dominion Bank	3,600	189,314

		4,820,485

Denmark (0.23%)
Novo Nordisk A/S	3,700	208,132

Finland (0.32%)
Stora Enso OYJ R Shares	8,800	119,186
UPM-Kymmene OYJ	9,100	178,409

		297,595

France (9.14%)
Accor SA	6,100	335,524
Air Liquide	1,473	283,381
AXA Co.	5,900	190,411
BNP Paribas	20,600	1,666,943
Bouygues	26,700	1,305,498
Carrefour SA	3,700	173,377
Essilor International	3,300	266,449
Groupe Danone	3,600	376,125
L’Oreal	3,700	275,091
Lafarge SA	4,800	431,887
Safran SA	2,600	62,179
Sanofi-Aventis	16,200	1,419,259
Schneider Electric SA	9,000	802,862
Societe Generale Class A	2,200	270,616
Total SA	700	175,857
Veolia Environnement	5,600	253,525
Vivendi Universal SA	5,900	184,823

		8,473,807

Germany (6.59%)
Allianz AG	5,100	772,488
Altana AG	3,100	168,824
Bayer AG	16,300	681,011
Bayerische Motoren Werke AG	3,800	166,681
Commerzbank AG	6,700	206,394
DaimlerChrysler AG	8,900	454,554
Deutsche Bank AG	2,800	271,492
Deutsche Boerse AG	1,633	167,347
Deutsche Post AG	10,100	244,887
E.On AG	6,200	641,458
Infineon Technologies AG (a)	22,700	207,740
SAP AG	3,700	670,907
SAP AG Sponsored	2,400	108,168
Siemens AG	11,350	972,858
Volkswagen AG	7,000	369,697

		6,104,506

Hong Kong (1.11%)
Bank of East Asia Ltd.	38,600	116,741
Hang Lung Group Ltd.	58,000	123,052
Hang Lung Properties Ltd.	75,000	117,042
Hong Kong & China Gas Co. Ltd.	72,000	153,682
Li & Fung Ltd.	124,000	239,087
PCCW Ltd.	157,000	96,687
Sun Hung Kai Properties Ltd.	19,000	185,010

		1,031,301

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Ireland (0.35%)
CRH Ltd.	8,600	$252,909
CRH Ltd. (special placement)	2,325	68,374

		321,283

Italy (0.71%)
Banca Intesa SpA	27,500	145,694
ENI SpA	11,800	327,317
UniCredito Italiano SpA	26,500	182,593

		655,604

Japan (32.91%)
Advantest Corp.	3,400	342,782
Aeon Co. Ltd.	30,000	763,132
Aiful Corp.	2,107	175,978
Astellas Pharma Inc.	6,600	257,430
Canon Inc.	5,900	345,190
Daiichi Sanyko Co. Ltd. (a)	18,600	358,799
Fanuc Ltd.	7,700	653,555
Hankyu Holdings Inc.	16,000	104,057
Hirose Electric Co. Ltd.	2,800	373,460
Hoya Corp.	6,800	244,474
Kansai Electric Power	19,000	408,403
Kao Corp.	13,000	348,327
Keyence Corp.	600	170,687
Millea Holdings Inc.	34	585,238
Mitsubishi Corp.	29,500	652,860
Mitsubishi Estate Co. Ltd.	85,000	1,765,803
Mitsubishi Heavy Industries Ltd.	37,000	163,141
Mitsubishi UFJ Financial Group Inc.	175	2,374,189
Mitsui & Co. Ltd.	16,000	205,537
Mitsui Fudosan Co. Ltd.	10,000	203,078
Mitsui Sumitomo Insurance Co.	27,830	340,515
Mizuho Financial Group Inc.	71	563,497
Murata Manufacturing Co. Ltd.	2,700	173,078
NGK Spark Plug Co. Ltd.	12,000	259,465
Nidec Corp.	2,400	204,112
Nintendo Co. Ltd.	4,300	519,566
Nippon Electric Glass Co. Ltd.	22,000	480,349
Nippon Steel Corp.	51,000	181,625
Nippon Telegraph & Telephone Corp.	60	272,693
Nissan Motor Co. Ltd.	53,000	537,033
Nitto Denko Corp.	11,000	857,167
Obayashi Corp.	19,000	140,001
Omron Corp.	6,000	138,381
Orix Corp.	4,600	1,172,086
Ricoh Co. Ltd.	15,000	262,645
Rohm Co. Ltd.	4,200	456,913
Secom Co. Ltd.	3,500	183,109
Sekisui House Ltd.	8,000	100,666
Shimamura Co. Ltd.	1,200	166,058
Shin-Etsu Chemical Co. Ltd.	5,900	313,673
SMC Corp.	5,100	728,664
Softbank Corp.	63,600	2,685,615
Sompo Japan Insurance Inc.	26,000	351,634
Sony Corp.	5,100	208,437
Sumitomo Corp.	59,000	762,920
Sumitomo Mitsui Financial Group Inc.	235	2,490,779
Suzuki Motor Corp.	34,000	629,923
T&D Holdings Inc.	3,050	202,239
Takeda Pharmaceutical Co. Ltd.	7,700	416,552
TDK Corp.	1,800	124,085
Tokyo Electric Power Co.	7,600	184,627
Tokyo Electron Ltd.	12,800	804,240
Tokyo Gas Co. Ltd.	45,000	199,941
Tokyu Corp.	46,000	325,298
Toyota Motor Corp.	2,900	150,490
Trend Micro Inc. (a)	9,000	340,357
Uni-Charm Corp.	3,100	139,314
Ushio Inc.	8,200	191,555
Yahoo! Japan Corp.	395	599,525
Yamada Denki Co. Ltd.	4,900	613,253
Yamato Holdings Co. Ltd.	32,000	530,733

		30,498,933

Netherlands (5.52%)
ABN AMRO Holdings NV	29,560	773,064
Aegon NV	43,172	702,781
ASML Holding NV (a)	9,100	182,072
Heineken NV	25,562	810,439
ING Groep NV	21,426	743,231
Koninklijke KPN NV	126,100	1,264,484
Koninklijke Numico NV (a)	4,600	190,499
Reed Elsevier NV	13,700	191,389
TNT NV	8,300	259,416

		5,117,375

Norway (0.31%)
DNB NOR ASA	17,200	183,486
Norske Skogindustrier ASA	6,284	99,856

		283,342

Portugal (0.14%)
Portugal Telecom SGPS SA	12,700	128,554

Singapore (0.91%)
DBS Group Holdings Ltd.	17,000	168,707
Singapore Telecommunications (b)	428,000	671,867

		840,574

Spain (4.40%)
Altadis SA	4,500	204,152
Banco Bilbao Vizcaya Argentaria SA	53,100	948,005
Banco Santander Central Hispano SA	61,500	811,830
Iberdrola SA	9,500	259,694

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Spain (Cont.)
Inditex	6,800	$221,792
Repsol YPF SA	35,600	1,039,763
Telefonica SA	39,157	589,210

		4,074,446

Sweden (1.20%)
Atlas Copco AB Class A	12,600	280,723
Ericsson LM Class B	200,500	688,986
Ericsson LM Class B ADR	4,100	141,040

		1,110,749

Switzerland (9.12%)
Adecco SA	2,880	132,817
Credit Suisse Group	9,891	504,316
Geberit AG Reg	206	163,038
Givaudan	230	155,865
Holcim Ltd.	17,146	1,167,815
Nestle SA	2,599	777,297
Novartis AG	28,770	1,511,791
Richemont AG INH A Units	25,087	1,092,026
Roche Holding AG	6,088	914,092
Swiss Reinsurance	12,523	916,793
Swisscom AG	1,264	398,953
Synthes Inc.	1,340	150,515
UBS AG	5,926	564,166

		8,449,484

United Kingdom (16.17%)
ARM Holdings PLC	35,400	73,696
AstraZeneca PLC	30,400	1,486,613
BHP Billiton PLC	12,810	209,266
Brambles Industries PLC	21,200	152,099
British Land Co. PLC	9,000	165,065
Cadbury Schweppes PLC	15,000	141,812
Carnival PLC	3,200	181,685
Centrica PLC	25,560	112,029
Diageo PLC	12,600	182,640
HBOS PLC	62,900	1,074,619
HSBC Holdings PLC	27,200	436,622
Kingfisher PLC	46,400	189,399
Lloyds TSB Group PLC	30,800	258,863
Pearson PLC	29,000	343,025
Reed Elsevier PLC	71,100	667,908
Rio Tinto PLC	4,300	196,421
Rolls Royce Group (a)	25,600	188,291
Royal Bank of Scotland Group (b)	6,700	202,305
Royal Bank of Scotland Group	59,400	1,793,570
Royal Dutch Shell PLC ADR Class A	3,600	221,364
Royal Dutch Shell PLC Class A	57,528	1,755,809
Royal Dutch Shell PLC Class B	5,804	185,536
Scottish & Southern Energy PLC	17,700	308,792
Standard Chartered PLC	25,100	559,240
Tesco PLC	26,000	148,290
Unilever PLC	69,600	690,340
Vodafone Group PLC	1,085,800	2,344,489
Wolseley PLC	8,800	185,470
Xstrata PLC	16,250	380,230
Yell Group PLC	16,300	150,457

		14,985,945

United States (0.12%)
News Corp. Inc. CDI	7,329	115,410

Total Common Stocks (cost $67,504,649)		89,838,519

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Principal amount	Value
Repurchase Agreement (4.07%)
Investors Bank & Trust Co.
Repurchase Agreement, 3.020%, to be repurchased at $3,774,522 on 01/03/2006 (c)	$3,773,256	$3,773,256

Total Repurchase Agreement (cost $ 3,773,256)		3,773,256

TOTAL INVESTMENTS (101.02%) (cost $ 71,277,905)		93,611,775

LIABILITIES, NET OF CASH AND OTHER ASSETS (-1.02%)		(943,631)

NET ASSETS (100.00%)		$92,668,144

(a)	Non-income producing security.

(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $874,172 or 0.94% of net assets.

(c)	Repurchase agreement is fully collateralized by Government Agency Securities with a coupon rate of 4.23%, a maturity date of March 1, 2034, and a market value of $3,961,918 as of December 31, 2005.

Approximately 32.58% of the investment securities are denominated in the Japanese Yen followed by 29.80% in the Euro, 12.31% in the British Pound, 9.03% in the Swiss Franc, 5.12% in the United States Dollar, 4.56% in the Canadian Dollar and 2.62% Swedish Krone. The remaining investment securities representing 3.98% of total investments are denominated in five currencies, each of which represents less than 1.46% of total investments.

ADR - American Depository Receipt

FDR - Fiduciary Depository Receipts

INTERNATIONAL EQUITY FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$26,435,756	28.53%
Information Technology	10,338,068	11.16
Materials	8,616,954	9.30
Industrials	8,371,017	9.03
Telecommunication Services	7,898,677	8.53
Consumer Discretionary	7,722,903	8.33
Health Care	7,388,644	7.97
Consumer Staples	5,726,915	6.18
Energy	4,817,433	5.20
Utilities	2,522,152	2.72

Total Stocks	89,838,519	96.95
Repurchase Agreement	3,773,256	4.07
Liabilities, Net of Cash and Other Assets	(943,631)	(1.02)

Net Assets	$92,668,144	100.00%

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Shares	Value
Common Stocks (99.65%)
Consumer Discretionary (14.57%)
1-800 Contacts Inc. (a)	1,749	$20,481
1-800-FLOWERS.COM Inc. (a)	5,115	32,838
4Kids Entertainment Inc. (a)	3,347	52,514
99 Cents Only Stores (a)	10,278	107,508
Aaron Rents Inc.	7,958	167,755
AC Moore Arts & Crafts Inc. (a)	2,955	42,995
Advo Inc.	6,951	195,879
Aeropostale Inc. (a)	11,790	310,077
AFC Enterprises (a)	6,341	95,876
Aftermarket Technology Corp. (a)	5,968	116,018
Alderwoods Group Inc. (a)	8,000	126,960
Alliance Gaming Corp. (a)	10,562	137,517
Alloy Inc. (a)	8,071	23,325
Ambassadors Group Inc.	3,372	77,185
America’s Car-Mart Inc. (a)	3,884	64,164
American Axle & Manufacturing Holdings Inc.	9,287	170,231
Ameristar Casinos Inc.	5,057	114,794
Arbitron Inc.	6,818	258,948
Arctic Cat Inc.	4,252	85,295
ArvinMeritor Inc.	15,315	220,383
Asbury Automotive Group Inc. (a)	2,952	48,590
Audible Inc. (a)	4,951	63,571
Audiovox Corp. (a)	3,404	47,179
Avatar Holdings Inc. (a)	1,448	79,524
Aztar Corp. (a)	7,500	227,925
Bandag Inc.	2,616	111,625
Bassett Furniture Industries Inc.	1,941	35,908
Big 5 Sporting Goods Corp.	4,219	92,354
Big Lots Inc. (a)	23,245	279,172
BJ’s Restaurant Inc. (a)	2,939	67,186
Blair Corp.	2,041	79,477
Blockbuster Inc.	38,709	145,159
Blount International Inc. (a)	7,794	124,158
Blue Nile Inc. (a)	3,156	127,218
Bluegreen Corp. (a)	4,223	66,723
Blyth Inc.	6,145	128,738
Bob Evans Farms Inc.	7,845	180,906
Bombay Co. Inc. (a)	7,463	22,090
Bon-Ton Stores Inc.	2,600	49,738
Bright Horizons Family Solutions Inc. (a)	6,706	248,457
Brookfield Homes Corp.	2,837	141,084
Brown Shoe Co. Inc.	4,047	171,714
Buckle Inc.	1,822	58,741
Buffalo Wild Wings Inc. (a)	2,398	79,638
Build-A-Bear Workshop Inc. (a)	2,029	60,140
Building Materials Holding Corp.	2,846	194,126
Burlington Coat Factory Warehouse Corp.	4,287	172,380
Cabela’s Inc. (a)	6,930	115,038
Cache Inc. (a)	2,557	44,287
California Coastal Communities Inc. (a)	1,554	60,963
California Pizza Kitchen Inc. (a)	4,080	130,438
Callaway Golf Co.	16,114	223,018
Carmike Cinemas Inc.	2,599	65,911
Carter’s Inc. (a)	3,904	229,750
Casual Male Retail Group Inc. (a)	5,643	34,592
Catalina Marketing Corp.	10,770	273,019
Cato Corp. Class A	6,244	133,934
CEC Entertainment Inc. (a)	7,606	258,908
Champion Enterprises Inc. (a)	16,080	219,010
Charles & Colvard Ltd.	2,553	51,571
Charlotte Russe Holding Inc. (a)	3,067	63,886
Charming Shoppes Inc. (a)	27,981	369,349
Charter Communications Inc. (a)	78,572	95,858
Cherokee Inc.	1,482	50,966
Children’s Place Retail Stores Inc. (a)	4,456	220,216
Christopher & Banks Corp.	7,542	141,639
Churchill Downs Inc.	1,561	57,336
Citadel Broadcasting Corp.	8,869	119,199
Citi Trends Inc. (a)	1,400	59,766
CKE Restaurants Inc.	11,972	161,742
Coachmen Industries Inc.	3,691	43,591
Coldwater Creek Inc. (a)	7,331	223,815
Comstock Homebuilding Companies Inc. (a)	1,034	14,590
Conn’s Inc. (a)	986	36,354
Cooper Tire & Rubber Co.	14,301	219,091
Corinthian Colleges Inc. (a)	21,478	253,011
Cost Plus Inc. (a)	4,966	85,167
Courier Corp.	2,001	68,714
Cox Radio Inc. (a)	7,763	109,303
Crown Media Holdings Inc. (a)	2,762	25,328
CSK Auto Corp. (a)	9,627	145,175
CSS Industries Inc.	1,218	37,429
Cumulus Media Inc. (a)	11,706	145,271
Dave & Buster’s Inc. (a)	4,614	81,253
Deb Shops Inc.	893	26,549
Deckers Outdoor Corp. (a)	2,053	56,704
dELiA*s Inc. (a)	4,035	33,491
dELiA*s Inc. Rights (a)	465	465
Denny’s Corp. (a)	25,553	102,979
Design Within Reach Inc. (a)	2,393	12,683
Dixie Group Inc. (a)	2,137	29,448
Domino’s Pizza Inc.	6,817	164,971
Dover Downs Gaming & Entertainment Inc.	2,068	29,262
Dover Motorsports Inc.	3,791	23,163
Dress Barn Inc. (a)	4,568	176,370
Drew Industries Inc. (a)	4,064	114,564
drugstore.com inc. (a)	13,990	39,871
DSW Inc. (a)	3,500	91,770
Earle M Jorgensen Co. (a)	3,681	33,976

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
Educate Inc. (a)	3,631	$42,846
Emmis Communications Corp. (a)	8,521	169,653
Entercom Communications Corp. (a)	7,985	236,915
Entravision Communications Corp. (a)	15,640	111,357
Escala Group Inc. (a)	1,309	26,547
Escalade Inc.	1,591	18,726
Ethan Allen Interiors Inc.	7,622	278,432
Fisher Communications Inc. (a)	1,296	53,693
Fleetwood Enterprises Inc. (a)	13,958	172,381
Fossil Inc. (a)	10,547	226,866
Fred’s Inc.	8,240	134,065
FTD Group Inc. (a)	2,609	27,108
Furniture Brands International Inc.	10,764	240,360
GameStop Corp. Class A (a)	1,962	62,431
Gamestop Corp. Class B (a)	9,674	279,579
Gaylord Entertainment Co. (a)	8,863	386,338
Gemstar-TV Guide International Inc. (a)	50,609	132,089
Genesco Inc. (a)	4,759	184,602
Goody’s Family Clothing Inc.	3,862	37,037
Gray Television Inc.	9,347	91,788
Great Wolf Resorts Inc. (a)	5,228	53,901
Group 1 Automotive Inc. (a)	4,921	154,667
GSI Commerce Inc. (a)	6,927	104,528
Guess ? Inc. (a)	3,651	129,976
Guitar Center Inc. (a)	5,533	276,705
Gymboree Corp. (a)	7,765	181,701
Handleman Co.	4,965	61,665
Harris Interactive Inc. (a)	10,463	45,096
Hartmarx Corp. (a)	5,317	41,526
Haverty Furniture Companies Inc.	4,335	55,878
Hayes Lemmerz International Inc. (a)	7,962	28,026
Hibbett Sporting Goods Inc. (a)	7,312	208,246
Hollinger International Inc.	17,413	156,020
Hooker Furniture Corp.	3,816	65,444
Hot Topic Inc. (a)	9,392	133,836
IHOP Corp.	4,575	214,613
Innovo Group Inc. (a)	5,375	5,536
Insight Enterprises Inc. (a)	10,148	199,002
Interface Inc. (a)	9,305	76,487
iRobot Corp. (a)	1,800	59,994
Isle of Capri Casinos Inc. (a)	4,209	102,531
J Jill Group Inc. (a)	7,344	139,756
Jack in the Box Inc. (a)	7,755	270,882
Jakks Pacific Inc. (a)	5,227	109,453
Jarden Corp. (a)	14,831	447,155
Jo-Ann Stores Inc. (a)	5,169	60,994
Jos. A. Bank Clothiers Inc. (a)	3,550	154,106
Journal Communications Inc. Class A	6,042	84,286
Journal Register Co.	9,209	137,675
K-Swiss Inc. Class A	6,471	209,919
K2 Inc. (a)	10,135	102,465
Kellwood Co.	7,243	172,963
Kenneth Cole Productions Inc.	2,291	58,420
Keystone Automotive Industries Inc. (a)	3,209	101,019
Kimball International Inc. Class B	4,483	47,654
Krispy Kreme Doughnuts Inc. (a)	20,706	118,852
La Quinta Corp. (a)	40,563	451,872
La-Z-Boy Inc.	11,322	153,526
Landry’s Restaurants Inc.	4,195	112,048
Leapfrog Enterprises Inc. (a)	7,420	86,443
Levitt Corp Class A	3,795	86,298
Libbey Inc.	3,627	37,068
Liberty Corp.	3,540	165,707
Life Time Fitness Inc. (a)	5,293	201,610
Lifetime Brands Inc.	2,773	57,318
Lin TV Corp. (a)	6,365	70,906
Linens ‘n Things Inc. (a)	9,596	255,254
Lithia Motors Inc. Class A	3,466	108,971
LKQ Corp. (a)	3,002	103,929
LodgeNet Entertainment Corp. (a)	3,468	48,344
Lodgian Inc. (a)	5,551	59,562
Lone Star Steakhouse & Saloon Inc.	3,880	92,111
Luby’s Inc. (a)	4,606	61,260
M/I Homes Inc.	2,500	101,550
Magna Entertainment Corp. (a)	7,377	52,672
Maidenform Brands Inc. (a)	4,200	53,172
Marcus Corp.	4,237	99,569
Marine Products Corp.	2,692	28,239
MarineMax Inc. (a)	2,915	92,027
Martha Stewart Living Omnimedia Inc. (a)	4,578	79,795
Matthews International Corp.	6,568	239,141
Maytag Corp.	17,669	332,531
McCormick & Schmick’s Seafood Restaurants Inc. (a)	1,526	34,503
Media General Inc.	4,601	233,271
Mediacom Communications Corp. Class A (a)	12,628	69,328
Midas Inc. (a)	3,884	71,310
Mikohn Gaming Corp. (a)	9,908	97,792
Modine Manufacturing Co.	7,543	245,826
Monaco Coach Corp.	5,722	76,103
Monarch Casino & Resort Inc. (a)	1,966	44,432
Monro Muffler Brake Inc.	3,090	93,689
Morningstar Inc. (a)	1,705	59,061
Movado Group Inc.	4,016	73,493
Movie Gallery Inc.	5,504	30,877
MTR Gaming Group Inc. (a)	4,861	50,603
Multimedia Games Inc. (a)	5,636	52,133
National Presto Industries Inc.	1,318	58,453
Nautilus Inc.	8,502	158,647
Navarre Corp. (a)	15,101	83,509
Netflix Inc. (a)	8,050	217,833
New York & Co. Inc. (a)	2,656	56,307
Noble International Ltd.	1,465	30,531

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
Nutri/System Inc. (a)	5,049	$181,865
O’Charley’s Inc. (a)	6,609	102,506
Oakley Inc.	5,174	76,006
Overstock.com Inc. (a)	2,399	67,532
Oxford Industries Inc.	3,047	166,671
Pacific Sunwear of California Inc. (a)	16,202	403,754
Palm Harbor Homes Inc. (a)	3,305	62,134
Pantry Inc. (a)	3,839	180,395
Papa John’s International Inc. (a)	2,640	156,578
Payless Shoesource Inc. (a)	13,778	345,828
PEP Boys-Manny Moe & Jack	11,627	173,126
Perry Ellis International Inc. (a)	1,951	37,069
Petco Animal Supplies Inc. (a)	12,511	274,616
PF Chang’s China Bistro Inc. (a)	5,591	277,481
Phillips-Van Heusen Corp.	6,442	208,721
Pier 1 Imports Inc.	17,911	156,363
Pinnacle Entertainment Inc. (a)	8,348	206,279
Playboy Enterprises Inc. (a)	4,694	65,200
Pre-Paid Legal Services Inc.	2,867	109,548
Prestige Brands Holdings Inc. (a)	6,248	78,100
Priceline.com Inc. (a)	5,862	130,840
Primedia Inc. (a)	30,321	48,817
ProQuest Co. (a)	5,778	161,264
Provide Commerce Inc. (a)	3,475	115,057
Quantum Fuel Systems Technologies Worldwide Inc. (a)	9,260	24,817
R&B Inc. (a)	2,075	19,671
Radio One Inc. Class D (a)	18,483	191,299
Rare Hospitality International Inc. (a)	7,213	219,203
RC2 Corp. (a)	3,832	136,113
RCN Corp. (a)	5,171	121,260
Reader’s Digest Association Inc.	20,639	314,126
Red Robin Gourmet Burgers Inc. (a)	3,174	161,747
Regent Comunications Inc. (a)	8,005	37,143
Regis Corp.	9,878	380,994
Rent-Way Inc. (a)	5,313	33,950
Restoration Hardware Inc. (a)	18,248	109,853
Retail Ventures Inc. (a)	3,421	42,557
Riviera Holdings Corp. (a)	1,965	32,206
Ruby Tuesday Inc.	13,911	360,156
Russ Berrie & Co. Inc.	3,376	38,554
Russell Corp.	6,633	89,280
Ruth’s Chris Steak House (a)	4,100	74,210
Ryan’s Restaurant Group Inc. (a)	8,540	102,992
Saga Communications Inc. (a)	3,508	38,132
Salem Communications Corp. (a)	2,459	43,008
Sauer-Danfoss Inc.	2,239	42,116
Scholastic Corp. (a)	7,273	207,353
Select Comfort Corp. (a)	7,680	210,048
Sharper Image Corp. (a)	2,807	27,340
Shoe Carnival Inc. (a)	1,517	33,253
Shuffle Master Inc. (a)	8,478	213,137
Sinclair Broadcast Group Inc.	12,604	115,957
Six Flags Inc. (a)	20,756	160,029
Skechers U.S.A. Inc. (a)	5,149	78,883
Skyline Corp.	1,843	67,085
Sonic Automotive Inc.	6,697	149,209
Sotheby’s Holdings Inc. (a)	9,387	172,345
Source Interlink Co. Inc. (a)	6,766	75,238
Spanish Broadcasting System Inc. (a)	7,892	40,328
Speedway Motorsports Inc.	3,554	123,217
Stage Stores Inc.	5,938	176,834
Stamps.com Inc. (a)	3,528	81,003
Standard Motor Products Inc.	3,488	32,194
Stanley Furniture Co. Inc.	2,516	58,321
Stein Mart Inc.	5,523	100,242
Steinway Musical Instruments Inc. (a)	1,899	48,443
Steven Madden Ltd. (a)	3,108	90,847
Stewart Enterprises Inc.	21,654	117,148
Strattec Security Corp. (a)	753	30,436
Strayer Education Inc.	3,250	304,525
Stride Rite Corp.	7,363	99,842
Sturm Ruger & Co. Inc.	4,384	30,732
Sunterra Corp. (a)	3,995	56,809
Superior Industries International Inc.	4,641	103,309
Talbots Inc.	5,199	144,636
Technical Olympic USA Inc.	2,983	62,911
Tenneco Inc. (a)	9,313	182,628
Texas Roadhouse Inc. Class A (a)	8,904	138,457
The Andersons Inc.	1,396	60,140
The Finish Line Inc. Class A	8,951	155,926
The Sports Authority Inc. (a)	5,423	168,818
The Steak n Shake Co. (a)	5,636	95,530
The Yankee Candle Co. Inc.	10,217	261,555
Thomas Nelson Inc.	2,328	57,385
Thor Industries Inc.	8,441	338,231
TiVo Inc. (a)	11,640	59,597
Too Inc. (a)	7,218	203,620
Tractor Supply Co. (a)	7,040	372,698
Trans World Entertainment Corp. (a)	3,980	22,686
Triarc Companies Inc. Class B	7,635	113,380
Tuesday Morning Corp.	5,489	114,830
Tupperware Brands Corp.	10,696	239,590
Under Armour Inc. Class A (a)	2,500	95,775
Unifirst Corp.	2,175	67,642
United Auto Group Inc.	6,214	237,375
Universal Electronics Inc. (a)	2,675	46,090
Universal Technical Institute Inc. (a)	4,981	154,112
Vail Resorts Inc. (a)	6,582	217,403
Valassis Communications Inc. (a)	10,890	316,572
Value Line Inc.	162	5,659
ValueVision Media Inc. Class A (a)	6,023	75,890
Vertrue Inc. (a)	1,536	54,267
Visteon Corp. (a)	27,978	175,142
Volcom Inc. (a)	1,800	61,218
Warnaco Group Inc. (a)	9,466	252,932
See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
WCI Communities Inc. (a)	7,481	$200,865
West Marine Inc. (a)	2,895	40,472
Wet Seal Inc. (a)	14,705	65,290
William Lyon Homes Inc. (a)	824	83,142
Wilsons The Leather Experts (a)	3,936	14,288
Winnebago Industries Inc.	7,219	240,248
WMS Industries Inc. (a)	4,892	122,740
Wolverine World Wide Inc.	12,221	274,484
World Wrestling Entertainment Inc.	3,869	56,797
WorldSpace Inc. (a)	3,800	55,138
WPT Enterprises Inc. (a)	1,111	6,599
Xerium Technologies Inc.	2,592	21,799
Zale Corp. (a)	10,867	273,305
Zumiez Inc. (a)	633	27,358

		39,119,896

Consumer Staples (2.82%)
Alico Inc.	785	35,474
Alliance One International Inc.	19,444	75,832
American Italian Pasta Co.	4,729	32,157
Boston Beer Co. Inc. (a)	3,180	79,500
Casey’s General Stores Inc.	12,566	311,637
Central European Distribution Corp. (a)	4,231	169,832
Central Garden & Pet Co. (a)	3,904	179,350
Chattem Inc. (a)	4,543	165,320
Chiquita Brands International Inc.	9,205	184,192
Coca-Cola Bottling Co. Consolidated	947	40,721
Corn Products International Inc.	15,433	368,694
Darling International Inc. (a)	13,725	54,488
Delta & Pine Land Co.	7,743	178,166
Diamond Foods Inc.	2,100	41,517
Elizabeth Arden Inc. (a)	5,403	108,384
Farmer Brothers Co.	1,393	26,941
Flowers Foods Inc.	10,990	302,884
Gold Kist Inc. (a)	12,569	187,907
Green Mountain Coffee Roasters Inc. (a)	959	38,935
Hain Celestial Group Inc. (a)	6,023	127,447
Hansen Natural Corp. (a)	3,238	255,187
Ingles Markets Inc.	2,105	32,943
Inter Parfums Inc.	867	15,571
J&J Snack Foods Corp.	1,321	78,481
John B. Sanfilippo & Son Inc. (a)	1,686	21,800
Lancaster Colony Corp.	5,319	197,069
Lance Inc.	6,205	115,599
Longs Drug Stores Corp.	6,512	236,972
M & F Worldwide Corp. (a)	2,264	36,949
Mannatech Inc.	3,279	45,283
Maui Land & Pineapple Co. Inc. (a)	866	29,383
Nash Finch Co.	2,712	69,102
Nature’s Sunshine Products Inc.	2,285	41,313
NBTY Inc. (a)	11,636	189,085
Nu Skin Enterprises Inc.	13,962	245,452
Parlux Fragrances Inc. (a)	1,274	38,895
Pathmark Stores Inc. (a)	9,388	93,786
Peet’s Coffee & Tea Inc. (a)	2,841	86,224
Performance Food Group Co. (a)	8,249	234,024
Perrigo Co.	20,038	298,767
Playtex Products Inc. (a)	8,110	110,864
Premium Standard Farms Inc.	3,500	52,360
Ralcorp Holdings Inc. (a)	6,562	261,889
Reddy Ice Holdings Inc.	3,600	78,516
Revlon Inc. (a)	29,111	90,244
Ruddick Corp.	6,990	148,747
Sanderson Farms Inc.	4,651	141,995
Seaboard Corp.	74	111,814
Smart & Final Inc. (a)	2,799	36,051
Spartan Stores Inc. (a)	4,352	45,348
Star Scientific Inc. (a)	7,498	17,620
The Great Atlantic & Pacific Tea Co. Inc. (a)	4,223	134,207
Tootsie Roll Industries Inc.	5,469	158,218
Topps Co. Inc.	7,276	54,061
United Natural Foods Inc. (a)	10,042	265,109
Universal Corp.	5,605	243,033
USANA Health Sciences Inc. (a)	2,174	83,395
Vector Group Ltd.	7,241	131,569
WD-40 Co.	4,744	124,577
Weis Markets Inc.	3,396	146,164
Wild Oats Markets Inc. (a)	5,981	72,251

		7,579,295

Energy (6.24%)
Alon USA Energy Inc. (a)	1,600	31,440
Alpha Natural Resources Inc. (a)	6,421	123,347
Atlas America Inc. (a)	3,221	193,969
ATP Oil & Gas Corp. (a)	4,619	170,949
Atwood Oceanics Inc. (a)	2,802	218,640
Berry Petroleum Co.	3,833	219,248
Bill Barrett Corp. (a)	3,438	132,741
Bois d’Arc Energy Inc. (a)	2,642	41,902
Brigham Exploration Co. (a)	7,349	87,159
Bronco Drilling Co. Inc. (a)	1,800	41,418
Cabot Oil & Gas Corp.	10,585	477,384
Cal Dive International Inc. (a)	17,300	620,897
Callon Petroleum Co. (a)	3,380	59,657
CARBO Ceramics Inc.	4,331	244,788
Carrizo Oil & Gas Inc. (a)	5,168	127,701
Cheniere Energy Inc. (a)	10,794	401,753
Cimarex Energy Co. (a)	17,100	735,471
Clayton Williams Energy Inc. (a)	1,449	60,481
Comstock Resources Inc. (a)	8,640	263,606
Crosstex Energy Inc.	1,519	95,788
Delta Petroleum Corp. (a)	8,827	192,164

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Energy (Cont.)
Dril-Quip Inc. (a)	1,694	$79,957
Edge Petroleum Corp. (a)	3,471	86,463
Encore Acquisition Co. (a)	11,791	377,784
Endeavour International Corp. (a)	11,356	37,475
Energy Partners Ltd. (a)	6,803	148,237
Foundation Coal Holdings Inc.	5,245	199,310
Frontier Oil Corp.	12,530	470,251
FX Energy Inc. (a)	7,096	56,626
Gasco Energy Inc. (a)	12,984	84,786
Giant Industries Inc. (a)	2,997	155,724
Global Industries Ltd. (a)	19,859	225,400
Goodrich Petroleum Corp. (a)	2,044	51,407
Grey Wolf Inc. (a)	39,257	303,457
Gulf Island Fabrication Inc.	3,113	75,677
Gulfmark Offshore Inc. (a)	4,380	129,736
Hanover Compressor Co. (a)	19,822	279,688
Harvest Natural Resources Inc. (a)	7,632	67,772
Hercules Offshore Inc. (a)	2,000	56,820
Holly Corp.	4,966	292,348
Hornbeck Offshore Services Inc. (a)	3,134	102,482
Houston Exploration Co. (a)	5,934	313,315
Hydril (a)	4,859	304,173
Input/Output Inc. (a)	14,032	98,645
James River Coal Co. (a)	2,938	112,232
KCS Energy Inc. (a)	10,454	253,196
KFX Inc. (a)	12,451	213,037
Lone Star Technologies Inc. (a)	7,094	366,476
Lufkin Industries Inc.	3,582	178,634
Maritrans Inc.	1,792	46,628
Markwest Hydrocarbon Inc.	1,296	28,525
Maverick Tube Corp. (a)	9,152	364,799
McMoRan Exploration Co. (a)	4,748	93,868
Meridian Resource Corp. (a)	19,127	80,333
Newpark Resources Inc. (a)	17,257	131,671
NGP Capital Resources Co.	3,426	44,983
NS Group Inc. (a)	4,926	205,956
Oceaneering International Inc. (a)	5,392	268,414
Offshore Logistics Inc. (a)	4,791	139,897
Oil States International Inc. (a)	8,652	274,095
Parallel Petroleum Corp. (a)	8,696	147,919
Parker Drilling Co. (a)	19,621	212,495
Penn Virginia Corp.	4,217	242,056
PetroHawk Energy Corp. (a)	13,360	176,619
Petroleum Development Corp. (a)	4,312	143,762
Petroquest Energy Inc. (a)	8,363	69,246
Pioneer Drilling Co. (a)	4,082	73,190
Remington Oil & Gas Corp. (a)	4,732	172,718
Resource America Inc.	3,210	54,731
RPC Inc.	4,933	129,935
SEACOR Holdings Inc. (a)	4,027	274,239
St. Mary Land & Exploration Co.	12,278	451,953
Stone Energy Corp. (a)	4,987	227,058
Superior Energy Services Inc. (a)	16,264	342,357
Swift Energy Co. (a)	6,089	274,431
Syntroleum Corp. (a)	7,926	71,572
Tetra Technologies Inc. (a)	7,457	227,588
Todco (a)	9,912	377,251
Toreador Resources Corp. (a)	3,090	65,106
TransMontaigne Inc. (a)	7,334	48,404
Tri-Valley Corp. (a)	5,132	39,927
Union Drilling Inc. (a)	3,700	53,761
Universal Compression Holdings Inc. (a)	4,211	173,156
USEC Inc.	17,691	211,407
Veritas DGC Inc. (a)	7,260	257,657
W&T Offshore Inc.	2,728	80,203
W-H Energy Services Inc. (a)	6,057	200,366
Warren Resources Inc. (a)	5,946	94,066
Whiting Petroleum Corp. (a)	7,883	315,320
World Fuel Services Corp.	5,828	196,520

		16,745,793

Financials (21.43%)
1st Source Corp.	2,298	57,795
21st Century Insurance Group	6,086	98,471
Aames Investment Corp.	8,130	52,520
Acadia Realty Trust	5,731	114,907
Accredited Home Lenders Holding Co. (a)	3,605	178,736
ACE Cash Express Inc. (a)	2,270	53,005
Advance America Cash Advance Centers Inc.	16,401	203,372
Advanta Corp.	4,026	130,603
Affirmative Insurance Holding Inc.	1,958	28,567
Affordable Residential Communities	5,715	54,464
Agree Realty Corp.	1,360	39,304
Alabama National Bancorporation	3,026	195,964
Alexander’s Inc. (a)	440	108,020
Alexandria Real Estate Equities Inc.	4,678	376,579
Alfa Corp.	6,219	100,126
Amcore Financial Inc.	5,421	164,853
American Campus Communities Inc.	4,076	101,085
American Equity Investment Life Holdings Co.	9,469	123,570
American Home Mortgage Investment Corp.	9,509	309,708
American Physicians Capital Inc. (a)	2,109	96,571
AmericanWest Bancorp (a)	3,663	86,557
Ameris Bancorp	2,230	44,243
Ames National Corp.	2,460	63,247
AMLI Residential Properties Trust	6,765	257,408
Anchor Bancorp Wisconsin Inc.	4,887	148,272
Anthracite Capital Inc.	10,355	109,038
Anworth Mortgage Asset Corp.	14,757	107,726
Apollo Investment Corp.	12,622	226,312

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Financials (Cont.)
Arbor Realty Trust Inc.	4,256	$110,316
Archipelago Holdings Inc. (a)	6,859	341,372
Ares Capital Corp.	8,324	133,767
Argonaut Group Inc. (a)	6,843	224,245
Arrow Financial Corp.	2,007	52,483
Ashford Hospitality Trust Inc.	6,602	69,255
Asta Funding Inc.	2,147	58,699
Baldwin & Lyons Inc.	1,211	29,427
Banc Corp. (a)	2,518	28,730
BancFirst Corp.	724	57,196
BancorpSouth Inc.	15,991	352,921
BancTrust Financial Group Inc.	4,682	94,108
Bank Mutual Corp.	15,132	160,399
Bank of Granite Corp.	2,476	45,880
Bank of the Ozarks Inc.	2,518	92,914
BankAtlantic Bancorp Inc.	9,103	127,442
BankFinancial Corp. (a)	6,800	99,824
BankUnited Financial Corp.	6,085	161,678
Banner Corp.	2,323	72,478
Bedford Property Investors Inc.	4,193	91,994
Berkshire Hills Bancorp Inc.	2,196	73,566
Beverly Hills Bancorp Inc.	2,621	27,180
BFC Financial Corp. (a)	3,591	19,822
Bimini Mortgage Management Inc.	7,614	68,907
BioMed Realty Trust Inc.	11,351	276,964
BKF Capital Group Inc.	1,798	34,072
Boston Private Financial Holdings Inc.	8,851	269,247
Boykin Lodging Co. (a)	3,240	39,593
Brandywine Realty Trust	14,161	395,234
Bristol West Holdings Inc.	3,563	67,804
Brookline Bancorp Inc.	11,981	169,771
Calamos Asset Management Inc. Class A	5,051	158,854
Camden National Corp.	2,200	72,336
Capital City Bank Group Inc.	2,198	75,369
Capital Corp. of the West	1,829	59,351
Capital Crossing Bank (a)	1,043	34,836
Capital Lease Funding Inc.	8,456	89,042
Capital Southwest Corp.	532	48,146
Capital Trust Inc.	2,914	85,322
Capitol Bancorp Ltd.	2,622	98,168
Cardinal Financial Corp.	7,746	85,206
Cascade Bancorp	5,589	128,603
Cash America International Inc.	6,380	147,952
Cathay General Bancorp	10,999	395,304
Cedar Shopping Centers Inc.	4,575	64,370
Centennial Bank Holdings Inc. (a)	13,400	165,758
Center Financial Corp.	2,181	54,874
CentraCore Properties Trust	2,836	76,203
Central Coast Bancorp (a)	3,926	97,129
Central Pacific Financial Corp.	6,400	229,888
Ceres Group Inc. (a)	6,836	35,342
Charter Financial Corp.	504	17,998
CharterMac	8,293	175,646
Chemical Financial Corp.	5,407	171,726
Chittenden Corp.	10,102	280,937
Citizens & Northern Corp.	2,290	58,693
Citizens Banking Corp.	9,173	254,551
Citizens Inc. (a)	6,722	36,635
City Bank	3,236	115,105
City Holding Co.	3,671	131,972
Clark Inc.	3,990	52,868
CNA Surety Corp. (a)	2,949	42,967
Coastal Financial Corp.	6,612	85,030
CoBiz Inc.	2,804	51,117
Cohen & Steers Inc.	1,834	34,167
Collegiate Funding Services (a)	2,950	58,263
Colonial Properties Trust	9,785	410,774
Colony Bankcorp Inc.	1,057	26,404
Columbia Bancorp	1,481	61,091
Columbia Banking Systems Inc.	3,691	105,378
Commercial Bankshares Inc.	831	29,392
Commercial Capital Bancorp Inc.	9,833	168,341
Commercial Net Lease Realty Inc.	10,101	205,757
Community Bancorp NV (a)	952	30,093
Community Bank System Inc.	6,887	155,302
Community Banks Inc.	4,838	135,464
Community Trust Bancorp Inc.	2,889	88,837
CompuCredit Corp. (a)	5,481	210,909
Consolidated-Tomoka Land Co.	1,442	102,238
Corporate Office Properties Trust	7,575	269,215
Corus Bankshares Inc.	4,079	229,525
Cousins Properties Inc.	9,538	269,925
Covanta Holding Corp. (a)	25,256	380,355
Crawford & Co.	4,776	27,510
CRIIMI MAE Inc. (a)	3,319	65,716
CVB Financial Corp.	9,588	194,732
Deerfield Triarc Capital Corp.	2,700	36,990
Delphi Financial Group Inc.	6,079	279,695
Delta Financial Corp.	2,147	17,992
DiamondRock Hospitality Co.	4,655	55,674
Dime Community Bancshares	5,969	87,207
Direct General Corp.	4,424	74,766
Donegal Group Inc.	1,777	41,297
Doral Financial Corp.	17,640	186,984
EastGroup Properties Inc.	5,467	246,890
ECC Capital Corp.	11,452	25,882
Education Realty Trust Inc.	7,525	96,997
EMC Insurance Group Inc.	946	18,863
Encore Capital Group Inc. (a)	3,048	52,883
Enstar Group Inc. (a)	621	41,141
Enterprise Financial Services Corp.	1,476	33,476
Entertainment Properties Trust	5,900	240,425
Equity Inns Inc.	10,397	140,879
Equity Lifestyle Properties Inc.	4,191	186,499

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Financials (Cont.)
Equity One Inc.	7,146	$165,216
eSpeed Inc. (a)	4,901	37,787
EuroBancshares Inc. (a)	4,785	67,803
Extra Space Storage Inc.	11,508	177,223
Farmers Capital Bank Corp.	2,617	80,447
FBL Financial Group Inc.	2,898	95,083
Federal Agricultural Mortgage Corp. Class C	2,471	73,957
FelCor Lodging Trust Inc.	11,393	196,074
Fidelity Bankshares Inc.	5,972	195,284
Fieldstone Investment Corp.	10,792	127,993
Financial Federal Corp.	4,237	188,335
Financial Institutions Inc.	1,697	33,295
First Acceptance Corp. (a)	3,695	38,022
First Bancorp (North Carolina)	2,182	43,989
First BanCorp (Puerto Rico)	15,219	188,868
First Busey Corp.	2,579	53,875
First Cash Financial Services Inc. (a)	2,607	76,020
First Charter Corp.	6,028	142,622
First Citizens Bancshares Inc.	1,155	201,455
First Commonwealth Financial Corp.	14,321	185,171
First Community Bancorp (CA)	2,946	160,174
First Community Bancshares Inc.	1,951	60,793
First Defiance Financial Corp.	1,157	31,343
First Financial Bancorp	7,623	133,555
First Financial Bankshares Inc.	3,570	125,164
First Financial Corp. Indiana	2,599	70,173
First Financial Holdings Inc.	2,795	85,862
First Indiana Corp.	2,744	94,339
First Industrial Realty Trust Inc.	8,876	341,726
First Merchants Corp.	3,806	98,956
First Midwest Bancorp Inc.	11,641	408,133
First Niagara Financial Group Inc.	28,041	405,753
First Oak Brook Bancshares Inc.	1,171	32,729
First Place Financial Corp. Ohio	2,615	62,891
First Potomac Realty Trust	4,689	124,727
First Regional Bancorp (a)	471	31,816
First Republic Bank	4,983	184,421
First South Bancorp Inc.	909	32,106
First State Bancorporation	3,227	77,416
FirstFed Financial Corp. (a)	3,782	206,195
Flagstar Bancorp Inc.	6,494	93,514
Flushing Financial Corp.	3,367	52,424
FNB Corp. (PA)	11,479	199,275
FNB Corp. (VA)	1,295	39,718
FPIC Insurance Group Inc. (a)	2,196	76,201
Franklin Bank Corp. (a)	4,485	80,685
Fremont General Corp.	15,356	356,720
Frontier Financial Corp.	4,822	154,304
GAMCO Investors Inc.	1,825	79,442
GB&T Bancshares Inc.	2,432	52,069
Getty Realty Corp.	3,794	99,744
GFI Group Inc. (a)	1,139	54,023
Glacier Bancorp Inc.	8,108	243,645
Gladstone Capital Corp.	2,211	47,271
Gladstone Investment Corp.	1,800	24,462
Glenborough Realty Trust Inc.	7,475	135,298
Glimcher Realty Trust	8,270	201,126
GMH Communities Trust	5,683	88,143
Gold Banc Corp. Inc.	10,534	191,929
Government Properties Trust Inc.	5,621	52,444
Gramercy Capital Corp.	2,835	64,581
Great American Financial Resources Inc.	1,833	36,367
Great Southern Bancorp Inc.	1,882	51,962
Greater Bay Bancorp	11,301	289,532
Greene County Bancshares Inc.	2,596	71,027
Greenhill & Co. Inc.	2,749	154,384
Hancock Holding Co.	6,926	261,872
Hanmi Financial Corp.	7,930	141,630
Harbor Florida Bancshares Inc.	4,468	165,539
Harleysville Group Inc.	5,232	138,648
Harleysville National Corp.	5,993	114,466
Harris & Harris Group Inc. (a)	5,695	79,161
Heartland Financial USA Inc.	1,943	42,163
Heritage Commerce Corp. (a)	2,304	49,536
Heritage Property Investment Trust	6,372	212,825
Hersha Hospitality Trust	3,925	35,364
Highland Hospitality Corp.	13,384	147,893
Highwoods Properties Inc.	12,169	346,208
Hilb Rogal & Hobbs Co.	7,008	269,878
Home Properties Inc.	6,783	276,746
HomeBanc Corp.	10,562	79,004
Horace Mann Educators Corp.	8,902	168,782
Horizon Financial Corp.	1,734	37,871
Hudson United Bancorp	9,833	409,839
IBERIABANK Corp.	2,035	103,805
IMPAC Mortgage Holdings Inc.	15,885	149,478
Independent Bank Corp. (MA)	3,624	103,393
Independent Bank Corp. (MI)	4,589	124,945
Infinity Property & Casualty Corp.	4,658	173,324
Inland Real Estate Corp.	14,717	217,664
Innkeepers USA Trust	8,115	129,840
Integra Bank Corp.	2,955	63,060
Interchange Financial Services Corp.	3,269	56,390
International Securities Exchange Inc. (a)	2,184	60,104
InternationalExchange Inc. (a)	4,100	149,035
Investment Technology Group Inc. (a)	9,071	321,476
Investors Bancorp Inc. (a)	11,600	127,948
Investors Real Estate Trust	8,304	76,646
Irwin Financial Corp.	4,549	97,440
ITLA Capital Corp. (a)	1,110	54,224
James River Group Inc. (a)	2,000	39,700
Jones Lang LaSalle Inc.	7,289	367,001

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Financials (Cont.)
Kansas City Life Insurance Co.	1,495	$74,870
Kearny Financial Corp.	3,806	46,433
Kilroy Realty Corp.	6,449	399,193
Kite Realty Group Trust	5,494	84,992
KMG America Corp. (a)	4,199	38,547
KNBT Bancorp Inc.	7,197	117,239
Knight Capital Group Inc. (a)	23,708	234,472
LaBranche & Co. Inc. (a)	11,499	116,255
Lakeland Bancorp Inc.	3,463	50,906
Lakeland Financial Corp.	1,066	43,045
LandAmerica Financial Group Inc.	3,903	243,547
LaSalle Hotel Properties	8,466	310,872
Lexington Corporate Properties Trust	9,882	210,487
LTC Properties Inc.	4,327	90,997
Luminent Mortgage Capital Inc.	12,064	90,601
Macatawa Bank Corp.	2,013	73,233
MAF Bancorp Inc.	7,350	304,143
Maguire Properties Inc.	8,237	254,523
Main Street Banks Inc.	3,276	89,205
MainSource Financial Group Inc.	2,249	40,145
MarketAxess Holdings Inc. (a)	4,696	53,675
Marlin Business Services Inc. (a)	1,229	29,361
MB Financial Inc.	4,627	163,796
MBT Financial Corp.	2,782	45,068
MCG Capital Corp.	12,958	189,057
Mercantile Bank Corp.	2,511	96,674
MeriStar Hospitality Corp. (a)	17,536	164,838
MFA Mortgage Investments Inc.	22,969	130,923
Mid-America Apartment Communities Inc.	5,204	252,394
Mid-State Bancshares	4,597	122,970
Midland Co.	2,093	75,432
Midwest Banc Holdings Inc.	2,545	56,626
MoneyGram International Inc.	20,100	524,208
MortgageIT Holdings Inc.	7,069	96,563
Nara Bancorp Inc.	5,984	106,396
NASB Financial Inc.	1,546	60,851
National Financial Partners Corp.	8,063	423,711
National Health Investors Inc.	4,801	124,634
National Penn Bancshares Inc.	8,533	162,554
National Western Life Insurance Co. (a)	422	87,316
Nationwide Health Properties Inc.	15,829	338,741
Navigators Group Inc. (a)	2,646	115,392
NBC Capital Corp.	2,109	50,173
NBT Bancorp Inc.	6,775	146,272
Netbank Inc.	9,193	66,006
NewAlliance Bancshares Inc.	23,606	343,231
Newcastle Investment Corp.	9,414	233,938
Newkirk Realty Trust Inc.	3,300	51,150
Northern Empire Bancshares (a)	1,555	36,791
NorthStar Realty Finance Corp.	3,411	34,758
Northwest Bancorp Inc.	3,737	79,449
Novastar Financial Inc.	6,914	194,353
OceanFirst Financial Corp.	2,205	50,186
Ocwen Financial Corp. (a)	7,912	68,834
Odyssey Re Holdings Corp.	2,046	51,314
Ohio Casualty Corp.	12,759	361,335
Old National Bancorp	15,287	330,811
Old Second Bancorp Inc.	2,604	79,604
Omega Financial Corp.	2,412	67,222
Omega Healthcare Investors Inc.	10,057	126,618
optionsXpress Holdings Inc.	5,970	146,563
Oriental Financial Group Inc.	4,868	60,168
Pacific Capital Bancorp	11,063	393,622
Park National Corp.	2,654	272,407
Partners Trust Financial Group Inc.	9,712	117,030
Peapack Gladstone Financial Corp.	1,749	48,797
Pennfed Financial Services Inc.	2,346	43,213
Pennsylvania Commerce Bancorp Inc. (a)	826	26,308
Pennsylvania Real Estate Investment Trust	7,731	288,830
Peoples Bancorp Inc.	2,010	57,345
PFF Bancorp Inc.	4,749	144,939
Phoenix Co. Inc.	19,403	264,657
Pinnacle Financial Partners Inc. (a)	1,414	35,322
Piper Jaffray Co. (a)	5,199	210,040
Placer Sierra Bancshares	1,252	34,693
PMA Capital Corp. (a)	6,163	56,268
Post Properties Inc.	8,990	359,150
Premierwest Bancorp (a)	4,381	61,334
Prentiss Properties Trust	9,517	387,152
Presidential Life Corp.	4,357	82,957
PrivateBancorp Inc.	3,508	124,780
ProAssurance Corp. (a)	6,193	301,228
Prosperity Banchares Inc.	6,196	178,073
Provident Bankshares Corp.	6,789	229,265
Provident Financial Services Inc.	16,266	301,084
Provident New York Bancorp	8,070	88,851
PS Business Parks Inc.	4,191	206,197
R&G Financial Corp. Class B	6,599	87,107
RAIT Investment Trust	5,525	143,208
Ramco-Gershenson Properties Trust	4,218	112,410
Redwood Trust Inc.	3,834	158,191
Renasant Corp.	2,411	76,260
Republic Bancorp Inc.	15,383	183,058
Republic Bancorp Inc. (Kentucky)	1,315	28,207
Republic Companies Group Inc.	2,600	40,248
RLI Corp.	4,938	246,258
Rockville Financial Inc. (a)	457	5,964
S&T Bancorp Inc.	5,617	206,818
Safety Insurance Group Inc.	3,428	138,388
Sanders Morris Harris Group Inc.	2,475	40,565
Sandy Spring Bancorp Inc.	2,794	97,455

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Financials (Cont.)
Santander BanCorp	1,715	$43,081
Saul Centers Inc.	2,948	106,423
Saxon Capital Inc.	11,245	127,406
SCBT Financial Corp.	1,814	60,624
Seacoast Banking Corp. of Florida	2,111	48,447
Security Bank Corp. (Georgia)	1,835	42,737
Selective Insurance Group Inc.	6,301	334,583
Senior Housing Properties Trust	11,746	198,625
Signature Bank (a)	3,041	85,361
Simmons First National Corp.	2,790	77,283
Sizeler Property Investors Inc.	3,189	40,979
Sound Federal Bancorp Inc.	1,771	33,826
Southside Bancshares Inc.	1,803	36,421
Southwest Bancorp Inc.	4,155	83,100
Sovran Self Storage Inc.	3,973	186,612
Spirit Finance Corp.	13,044	148,049
State Auto Financial Corp.	2,746	100,119
State Bancorp Inc.	2,416	40,444
Sterling Bancorp NY	4,708	92,889
Sterling Bancshares Inc. TX	8,862	136,829
Sterling Financial Corp. PA	5,009	99,178
Sterling Financial Corp. WA	8,223	205,411
Stewart Information Services Corp.	3,891	189,375
Stifel Financial Corp. (a)	1,788	67,211
Strategic Hotel Capital Inc.	10,493	215,946
Suffolk Bancorp	2,093	70,681
Summit Bancshares Inc./TX	1,885	33,892
Summit Financial Group Inc.	1,517	34,861
Sun Bancorp Inc. (New Jersey) (a)	2,379	46,985
Sun Communities Inc.	4,568	143,435
Sunstone Hotel Investors Inc.	6,512	173,024
Susquehanna Bancshares Inc.	10,183	241,133
SVB Financial Group (a)	7,802	365,446
SWS Group Inc.	3,665	76,745
SY Bancorp Inc.	2,938	73,509
Tanger Factory Outlet Centers Inc.	6,525	187,528
Tarragon Corp. (a)	2,117	43,653
Taubman Centers Inc.	11,018	382,875
Taylor Capital Group Inc.	1,789	72,276
Technology Investment Capital Corp.	1,682	25,398
Tejon Ranch Co. (a)	1,883	75,169
Texas Capital Bancshares Inc. (a)	4,480	100,397
Texas Regional Bancshares Inc.	8,551	241,993
The Bancorp Inc. (a)	1,678	28,526
The Nasdaq Stock Market Inc. (a)	10,524	370,234
TierOne Corp.	4,419	129,963
Tompkins Trustco Inc.	2,212	99,098
Tower Group Inc.	3,391	74,534
Town & Country Trust	4,799	162,254
TradeStation Group Inc. (a)	4,602	56,973
Trammell Crow Co. (a)	7,593	194,760
Triad Guaranty Inc. (a)	2,194	96,514
Trico Bancshares	2,292	53,610
Trustco Bank Corp. NY	15,010	186,424
Trustmark Corp.	9,759	268,080
Trustreet Properties Inc.	15,817	231,245
U-Store-It Trust	9,181	193,260
UCBH Holdings Inc.	21,779	389,409
UICI	7,622	270,657
UMB Financial Corp.	3,645	232,952
Umpqua Holdings Corp.	11,466	327,125
Union Bankshares Corp.	1,709	73,658
United Bankshares Inc.	7,959	280,475
United Community Banks Inc.	6,255	166,758
United Community Financial Corp.	5,193	61,329
United Fire & Casualty Co.	4,392	177,569
United PanAm Financial Corp. (a)	960	24,835
United Security Bancshares Inc.	1,632	43,754
Universal American Financial Corp. (a)	6,956	104,896
Universal Health Realty Income Trust	3,155	98,878
Univest Corp. of Pennsylvania	2,236	54,268
Unizan Financial Corp.	4,983	132,348
Urstadt Biddle Properties Inc.	4,604	74,631
USB Holding Co. Inc.	2,999	64,954
USI Holdings Corp. (a)	9,160	126,133
Vineyard National Bancorp	2,756	84,995
Virginia Commerce Bancorp (a)	1,759	51,169
Virginia Financial Group Inc.	1,345	48,460
W Holding Co. Inc.	27,243	224,210
Waddell & Reed Financial Inc.	16,418	344,285
Washington Real Estate Investment Trust	9,002	273,211
Washington Trust Bancorp Inc.	2,456	64,298
WesBanco Inc.	4,714	143,353
West Bancorporation Inc.	3,253	60,831
West Coast Bancorp (Oregon)	3,260	86,227
Westamerica Bancorporation	8,283	439,579
Western Sierra Bancorp (a)	1,441	52,438
Westfield Financial Inc.	2,003	48,092
Wilshire Bancorp Inc.	3,218	55,317
Winston Hotels Inc.	8,807	87,189
Wintrust Financial Corp.	6,086	334,121
World Acceptance Corp. (a)	4,081	116,309
WSFS Financial Corp.	1,335	81,769
Yardville National Bancorp	1,841	63,791
Zenith National Insurance Corp.	4,998	230,508

		57,521,071

Health Care (12.48%)
Aastrom Biosciences Inc. (a)	21,005	44,321
Abaxis Inc. (a)	4,121	67,914
Abgenix Inc. (a)	19,388	417,036
Abiomed Inc. (a)	3,901	36,045
Acadia Pharmaceuticals Inc. (a)	3,334	32,840

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
Adams Respiratory Therapeutics Inc. (a)	2,200	$89,452
Adeza Biomedical Corp. (a)	1,900	39,995
Adolor Corp. (a)	8,563	125,020
Albany Molecular Research Inc. (a)	5,323	64,674
Alexion Pharmaceuticals Inc. (a)	7,268	147,177
Align Technology Inc. (a)	12,639	81,774
Alkermes Inc. (a)	21,249	406,281
Alliance Imaging Inc. (a)	4,642	27,620
Allied Healthcare International Inc. (a)	6,192	38,019
Allscripts Healthcare Solution Inc. (a)	7,132	95,569
Alpharma Inc.	9,181	261,750
Amedisys Inc. (a)	3,124	131,958
America Service Group Inc. (a)	5,015	79,538
American Dental Partners Inc. (a)	2,383	43,085
American Healthways Inc. (a)	7,170	324,442
American Medical Systems Holdings Inc. (a)	16,307	290,754
American Retirement Corp. (a)	5,889	147,991
AMICAS Inc. (a)	8,793	43,613
AMN Healthcare Services Inc. (a)	3,095	61,219
Amsurg Corp. (a)	7,704	176,113
Amylin Pharmaceuticals Inc. (a)	24,567	980,715
Analogic Corp.	3,706	177,332
Andrx Corp. (a)	15,467	254,741
Animas Corp. (a)	2,496	60,278
Antigenics Inc. (a)	5,738	27,313
Applera Corp. - Celera Genomics Group (a)	18,097	198,343
Apria Healthcare Group Inc. (a)	10,276	247,754
Arena Pharmaceuticals Inc. (a)	7,158	101,787
Ariad Pharmaceuticals Inc. (a)	11,644	68,117
Arqule Inc. (a)	6,573	40,227
Array Biopharma Inc. (a)	6,478	45,411
Arrow International Inc.	5,673	164,460
Arthrocare Corp. (a)	5,373	226,418
Aspect Medical Systems Inc. (a)	3,362	115,485
Atherogenics Inc. (a)	8,395	167,984
AVANIR Pharmaceuticals Class A (a)	22,336	76,836
Barrier Therapeutics Inc. (a)	3,005	24,641
Bentley Pharmaceuticals Inc. (a)	3,815	62,604
Beverly Enterprises Inc. (a)	22,782	265,866
Bio-Rad Laboratories Inc. (a)	3,596	235,322
Bio-Reference Labs Inc. (a)	2,046	38,485
Bioenvision Inc. (a)	8,333	54,414
BioMarin Pharmaceutical Inc. (a)	18,043	194,504
BioScrip Inc. (a)	7,533	56,799
Biosite Inc. (a)	3,464	194,989
Brookdale Senior Living Inc.	2,400	71,544
Bruker BioSciences Corp. (a)	7,813	37,971
Caliper Life Sciences Inc. (a)	5,617	33,028
Candela Corp. (a)	4,684	67,637
Cantel Medical Corp. (a)	2,642	47,397
Caraco Pharmaceutical Laboratories Inc. (a)	2,074	18,625
Cell Genesys Inc. (a)	9,214	54,639
Cell Therapeutics Inc. (a)	13,106	28,571
Centene Corp. (a)	9,109	239,476
Cepheid Inc. (a)	8,630	75,771
Chemed Corp.	5,312	263,900
CNS Inc.	2,918	63,933
Coley Pharmaceutical Group Inc. (a)	2,500	37,900
Computer Programs & Systems Inc.	2,284	94,626
Conmed Corp. (a)	7,529	178,136
Connetics Corp. (a)	7,433	107,407
Conor Medsystems Inc. (a)	1,863	36,049
Corvel Corp. (a)	1,270	24,117
Cotherix Inc. (a)	2,561	27,198
Cross Country Healthcare Inc. (a)	6,789	120,708
Cubist Pharmaceuticals Inc. (a)	11,766	250,027
CuraGen Corp. (a)	9,887	30,452
Curis Inc. (a)	10,493	37,355
CV Therapeutics Inc. (a)	9,502	234,984
Cyberonics Inc. (a)	4,576	147,805
Cypress Bioscience Inc. (a)	6,601	38,154
Datascope Inc.	2,437	80,543
deCODE genetics Inc. (a)	11,203	92,537
Dendreon Corp. (a)	12,155	65,880
Dendrite International Inc. (a)	9,003	129,733
Diagnostic Products Corp.	4,970	241,293
Digene Corp. (a)	3,624	105,712
Dionex Corp. (a)	4,498	220,762
Discovery Laboratories Inc. (a)	10,902	72,825
Diversa Corp. (a)	4,803	23,054
DJ Orthopedics Inc. (a)	4,702	129,681
Dov Pharmaceutical Inc. (a)	4,649	68,247
Durect Corp. (a)	7,448	37,761
DUSA Pharmaceuticals Inc. (a)	3,498	37,673
Eclipsys Corp. (a)	8,021	151,838
Emageon Inc. (a)	2,837	45,108
Encore Medical Corp. (a)	8,388	41,521
Encysive Pharmaceuticals Inc. (a)	11,958	94,349
Enzo Biochem Inc. (a)	5,661	70,310
Enzon Pharmaceuticals Inc. (a)	9,015	66,711
EPIX Pharmaceutical Inc. (a)	5,025	20,301
eResearch Technology Inc. (a)	10,937	165,149
Exelixis Inc. (a)	20,415	192,309
First Horizon Pharmaceutical Corp. (a)	5,679	97,963
Foxhollow Technologies Inc. (a)	3,121	92,975
Genesis HealthCare Corp. (a)	4,197	153,274
Genitope Corp. (a)	4,911	39,042
Gentiva Health Services Inc. (a)	6,726	99,141
Geron Corp. (a)	15,473	133,223
Greatbatch Inc. (a)	4,656	121,103

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
GTx Inc. (a)	1,572	$11,884
Haemonetics Corp. (a)	4,897	239,267
HealthExtras Inc. (a)	4,591	115,234
HealthTronics Inc. (a)	6,972	53,336
Hi-Tech Pharmacal Co. Inc. (a)	1,072	47,479
Hologic Inc. (a)	9,936	376,773
Hooper Holmes Inc.	13,139	33,504
Horizon Health Corp. (a)	2,132	48,247
Human Genome Sciences Inc. (a)	31,190	266,986
I-Flow Corp. (a)	4,102	59,971
ICOS Corp. (a)	15,051	415,859
ICU Medical Inc. (a)	3,732	146,332
Idenix Pharmaceuticals Inc. (a)	2,569	43,956
IDX Systems Corp. (a)	5,440	238,925
Illumina Inc. (a)	7,436	104,848
Immucor Inc. (a)	10,757	251,284
Immunogen Inc. (a)	8,543	43,826
Incyte Corp. (a)	16,954	90,534
Inspire Pharmaceuticals Inc. (a)	8,639	43,886
Integra LifeSciences Holdings Corp. (a)	4,527	160,527
Intermagnetics General Corp. (a)	7,028	224,193
InterMune Inc. (a)	6,089	102,295
IntraLase Corp. (a)	2,658	47,392
Introgen Therapeutics Inc. (a)	3,769	19,863
Intuitive Surgical Inc. (a)	7,812	916,113
Invacare Corp.	6,904	217,407
Inverness Medical Innovations Inc. (a)	4,597	108,995
IRIS International Inc. (a)	3,416	74,674
Isis Pharmaceuticals Inc. (a)	19,202	100,618
ISTA Pharmaceuticals Inc. (a)	2,725	17,331
Kensey Nash Corp. (a)	1,900	41,857
Keryx Biopharmaceuticals Inc. (a)	5,723	83,785
Kindred Healthcare Inc. (a)	6,385	164,478
KV Pharmaceutical Co. (a)	7,980	164,388
Kyphon Inc. (a)	6,397	261,190
Laserscope (a)	4,321	97,050
LCA-Vision Inc.	4,305	204,531
Lexicon Genetics Inc. (a)	13,560	49,494
Lifecell Corp. (a)	6,730	128,341
Lifeline Systems Inc. (a)	2,482	90,742
Luminex Corp. (a)	5,338	62,028
Magellan Health Services Inc. (a)	5,953	187,222
MannKind Corp. (a)	4,655	52,415
Martek Biosciences Corp. (a)	7,037	173,181
Matria Healthcare Inc. (a)	5,178	200,699
Maxygen Inc. (a)	5,179	38,894
Medarex Inc. (a)	26,300	364,255
Medcath Corp. (a)	1,456	27,009
Medicines Co. (a)	10,810	188,634
Medicis Pharmaceutical Corp.	11,235	360,082
Mentor Corp.	7,713	355,415
Merge Technologies Inc. (a)	4,877	122,120
Meridian Bioscience Inc.	4,872	98,122
Merit Medical Systems Inc. (a)	5,497	66,734
MGI Pharma Inc. (a)	17,797	305,397
Molecular Devices Corp. (a)	3,464	100,214
Molina Healthcare Inc. (a)	2,529	67,373
Momenta Pharmaceuticals Inc. (a)	2,211	48,730
Monogram Biosciences Inc. (a)	25,043	46,830
MWI Veterinary Supply Inc. (a)	1,800	46,458
Myogen Inc. (a)	4,721	142,385
Myriad Genetics Inc. (a)	8,570	178,256
Nabi Biopharmaceuticals (a)	12,111	40,935
Nanogen Inc. (a)	11,343	29,719
Nastech Pharmaceutical Co. Inc. (a)	5,743	84,537
National Healthcare Corp.	1,573	58,799
NDCHealth Corp. (a)	7,957	153,013
Nektar Therapeutics (a)	18,299	301,202
Neopharm Inc. (a)	3,902	42,103
Neurocrine Biosciences Inc. (a)	8,138	510,497
Neurogen Corp. (a)	4,676	30,815
Neurometrix Inc. (a)	1,174	32,027
New River Pharmaceuticals Inc. (a)	1,258	65,265
NitroMed Inc. (a)	2,828	39,451
Northfield Laboratories Inc. (a)	4,852	65,017
Noven Pharmaceuticals Inc. (a)	4,841	73,244
NPS Pharmaceuticals Inc. (a)	11,621	137,593
NuVasive Inc. (a)	3,122	56,508
Nuvelo Inc. (a)	8,621	69,916
Occulogix Inc. (a)	2,338	16,834
Odyssey HealthCare Inc. (a)	7,813	145,634
Onyx Pharmaceuticals Inc. (a)	8,827	253,865
Option Care Inc.	6,670	89,111
OraSure Technologies Inc. (a)	9,275	81,806
Orchid Cellmark Inc. (a)	5,062	38,471
Owens & Minor Inc.	8,665	238,547
Pain Therapeutics Inc. (a)	5,659	38,255
PainCare Holdings Inc. (a)	8,897	29,004
Palomar Medical Technologies Inc. (a)	3,479	121,904
Par Pharmaceutical Cos Inc. (a)	7,521	235,708
Parexel International Corp. (a)	5,567	112,787
Parkway Properties Inc.	3,645	146,310
Pediatrix Medical Group Inc. (a)	5,416	479,695
Penwest Pharmaceutical Co. (a)	4,749	92,700
Per-Se Technologies Inc. (a)	5,223	122,009
Pharmion Corp. (a)	5,571	98,997
Phase Forward Inc. (a)	4,407	42,968
PolyMedica Corp.	5,688	190,377
Pozen Inc. (a)	5,499	52,735
PRA International (a)	2,733	76,934
Progenics Pharmaceuticals Inc. (a)	4,339	108,518
PSS World Medical Inc. (a)	13,233	196,378
Psychiatric Solutions Inc. (a)	6,037	354,613
Radiation Therapy Services Inc. (a)	2,242	79,165
Regeneron Pharmaceutical Inc. (a)	8,282	132,098
RehabCare Group Inc. (a)	3,594	72,599

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
Renovis Inc. (a)	5,970	$91,341
Res-Care Inc. (a)	4,088	71,009
Rigel Pharmaceuticals Inc. (a)	5,499	45,972
Salix Pharmaceuticals Ltd. (a)	10,875	191,182
Savient Pharmaceuticals Inc. (a)	12,578	47,042
Seattle Genetics Inc. (a)	6,728	31,756
Senomyx Inc. (a)	4,360	52,843
Serologicals Corp. (a)	7,599	150,004
SFBC International Inc. (a)	3,995	63,960
Somanetics Corp. (a)	3,180	101,760
SonoSite Inc. (a)	3,369	117,949
Specialty Laboratories Inc. (a)	1,407	18,361
StemCells Inc. (a)	17,898	61,748
Stereotaxis Inc. (a)	2,835	24,409
STERIS Corp.	14,404	360,388
Sunrise Senior Living Inc. (a)	7,264	244,869
SuperGen Inc. (a)	11,834	59,762
SurModics Inc. (a)	4,000	147,960
Sybron Dental Specialties Inc. (a)	8,203	326,561
Symbion Inc. (a)	4,805	110,515
Symmetry Medical Inc. (a)	1,708	33,118
Tanox Inc. (a)	5,339	87,399
Telik Inc. (a)	11,423	194,077
Tercica Inc. (a)	2,209	15,839
ThermoGenesis Corp. (a)	17,548	84,757
Thoratec Corp. (a)	11,630	240,625
Trimeris Inc. (a)	3,664	42,099
TriPath Imaging Inc. (a)	6,116	36,941
TriZetto Group Inc. (a)	10,772	183,016
United Surgical Partners International Inc. (a)	10,239	329,184
United Therapeutics Corp. (a)	4,905	339,034
US Physical Therapy Inc. (a)	2,423	44,753
Varian Inc. (a)	7,335	291,860
Ventana Medical Systems Inc. (a)	7,496	317,456
Ventiv Health Inc. (a)	5,756	135,957
Vertex Pharmaceuticals Inc. (a)	21,528	595,680
Viasys Healthcare Inc. (a)	6,734	173,064
VistaCare Inc. Class A (a)	2,671	33,388
Vital Images Inc. (a)	2,690	70,344
Vital Signs Inc.	1,124	48,130
WebMD Health Corp. (a)	1,500	43,575
WellCare Health Plans Inc. (a)	3,990	162,992
West Pharmaceutical Services Inc.	6,349	158,915
Wright Medical Group Inc. (a)	6,145	125,358
Young Innovations Inc.	989	33,705
Zoll Medical Corp. (a)	2,133	53,730
ZymoGenetics Inc. (a)	6,895	117,284

		33,502,635

Industrials (15.13%)
3D Systems Corp. (a)	2,472	44,496
Aaon Inc. (a)	1,688	30,249
AAR Corp. (a)	8,103	194,067
ABM Industries Inc.	8,235	160,994
ABX Air Inc. (a)	12,011	94,046
Accuride Corp. (a)	2,167	27,954
Actuant Corp. Class A	5,850	326,430
Acuity Brands Inc.	9,762	310,432
Administaff Inc.	4,499	189,183
Advisory Board Co. (a)	4,178	199,165
AGCO Corp. (a)	19,092	316,354
Airtran Holdings Inc. (a)	17,667	283,202
Alamo Group Inc.	1,211	24,826
Alaska Air Group Inc. (a)	6,217	222,071
Albany International Corp. Class A	6,551	236,884
Amerco Inc. (a)	2,088	150,440
American Ecology Corp.	2,546	36,739
American Reprographics Co. (a)	2,621	66,600
American Science & Engineering Inc. (a)	1,681	104,844
American Superconductor Corp. (a)	6,450	50,762
American Woodwork Corp.	2,270	56,273
Ameron International Corp.	2,352	107,204
Angelica Corp.	2,279	37,695
AO Smith Corp.	3,729	130,888
Apogee Enterprises Inc.	7,736	125,478
Applied Industrial Technologies Inc.	6,233	209,990
Applied Signal Technology Inc.	2,502	56,795
ARGON ST Inc. (a)	1,763	54,618
Arkansas Best Corp.	4,490	196,123
Armor Holdings Inc. (a)	7,133	304,222
Artesyn Technologies Inc. (a)	7,609	78,373
Asset Acceptance Capital Corp. (a)	1,799	40,406
Astec Industries Inc. (a)	3,414	111,501
ASV Inc. (a)	3,574	89,279
Aviall Inc. (a)	8,189	235,843
Badger Meter Inc.	1,115	43,753
Baldor Electric Co.	6,997	179,473
Banta Corp.	5,410	269,418
Barnes Group Inc.	3,872	127,776
BE Aerospace Inc. (a)	16,394	360,668
Beacon Roofing Supply Inc. (a)	3,457	99,320
BlueLinx Holdings Inc.	1,935	21,769
Bowne & Co. Inc.	7,365	109,297
Brady Corp.	10,279	371,894
Briggs & Stratton Corp.	10,880	422,035
Bucyrus International Inc. Class A	5,014	264,238
Builders Firstsource Inc. (a)	1,300	27,781
C&D Technologies Inc.	6,089	46,398
Cascade Corp.	2,662	124,874
Casella Waste Systems Inc. (a)	3,945	50,457
CBIZ Inc. (a)	12,236	73,661
CDI Corp.	3,305	90,557

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Industrials (Cont.)
Central Parking Corp.	3,661	$50,229
Cenveo Inc. (a)	10,071	132,534
Ceradyne Inc. (a)	5,420	237,396
CIRCOR International Inc.	3,721	95,481
Clacor Inc.	10,667	316,917
Clean Harbors Inc. (a)	4,335	124,891
Coinstar Inc. (a)	5,368	122,551
Color Kinetics Inc. (a)	2,647	38,090
Comfort Systems USA Inc.	7,873	72,432
Commercial Vehicle Group Inc. (a)	4,159	78,106
CompX International Inc.	818	13,104
COMSYS IT Partners Inc. (a)	2,545	28,122
Consolidated Graphics Inc. (a)	2,701	127,865
Continental Airlines Inc. (a)	18,620	396,606
Corrections Corp. of America (a)	8,736	392,858
CoStar Group Inc. (a)	4,288	185,113
Covenant Transport Inc. (a)	1,737	24,283
CRA International Inc. (a)	2,415	115,171
Crane Co.	11,365	400,844
Cubic Corp.	3,065	61,177
Curtiss-Wright Corp.	4,714	257,384
DeVry Inc. (a)	12,259	245,180
DHB Industries Inc. (a)	5,546	24,791
DiamondCluster International Inc. (a)	6,059	48,108
Dollar Thrifty Automotive Group Inc. (a)	5,712	206,032
DRS Technologies Inc.	5,545	285,124
Duratek Inc. (a)	2,882	43,028
Dycom Industries Inc. (a)	8,933	196,526
Dynamex Inc. (a)	5,104	97,282
Dynamic Materials Corp.	1,854	55,657
EDO Corp.	4,564	123,502
EGL Inc. (a)	7,081	266,033
Electro Rent Corp. (a)	3,606	53,765
ElkCorp	4,211	141,742
EMCOR Group Inc. (a)	3,653	246,687
Encore Wire Corp. (a)	3,295	74,994
Energy Conversion Devices Inc. (a)	4,914	200,245
EnerSys (a)	10,023	130,700
Engineered Support Systems Inc.	9,793	407,781
Ennis Inc.	7,232	131,405
EnPro Industries Inc. (a)	4,648	125,264
ESCO Technologies Inc. (a)	5,210	231,793
Essex Corp. (a)	3,532	60,221
Esterline Technologies Corp. (a)	5,548	206,330
Evergreen Solar Inc. (a)	8,070	85,946
Exponent Inc. (a)	1,563	44,358
ExpressJet Holdings Inc. (a)	11,911	96,360
Federal Signal Corp.	10,434	156,614
First Advantage Corp. Class A (a)	2,601	69,473
Flanders Corp. (a)	2,643	32,139
Florida East Coast Industries Inc.	7,066	299,386
Flowserve Corp. (a)	12,160	481,050
Forward Air Corp.	6,908	253,178
Franklin Electric Co. Inc.	5,698	225,299
Freightcar America Inc.	2,060	99,045
Frontier Airlines Inc. (a)	7,426	68,616
Frozen Food Express Industries (a)	3,207	35,373
FTI Consulting Inc. (a)	8,962	245,917
FuelCell Energy Inc. (a)	9,710	82,244
G&K Services Inc. Class A	4,280	167,990
Gardner Denver Inc. (a)	5,784	285,151
GATX Corp.	10,098	364,336
Gehl Co. (a)	3,279	86,074
GenCorp Inc. (a)	11,026	195,711
General Cable Corp. (a)	8,522	167,883
Genesee & Wyoming Inc. (a)	4,859	182,455
Genlyte Group Inc. (a)	5,044	270,207
Geo Group Inc. (a)	2,360	54,115
Global Cash Access Inc. (a)	3,500	51,065
Global Power Equipment Group Inc. (a)	7,258	32,806
GrafTech International Ltd. (a)	20,027	124,568
Granite Construction Inc.	8,405	301,824
Greenbrier Companies Inc.	1,407	39,959
Griffon Corp. (a)	6,097	145,170
Healthcare Services Group Inc.	6,994	144,846
Heartland Express Inc.	9,845	199,755
Heico Corp.	4,678	121,067
Heidrick & Struggles International Inc. (a)	4,612	147,815
Herley Industries Inc. (a)	4,580	75,616
Hexcel Corp. (a)	12,374	223,351
Hub Group Inc. (a)	4,187	148,010
Hudson Highland Group Inc. (a)	5,246	91,071
Hughes Supply Inc.	14,151	507,313
Huron Consulting Group Inc. (a)	1,336	32,051
Huttig Building Products Inc. (a)	2,741	23,024
IHS Inc. Class A (a)	3,300	67,716
II-VI Inc. (a)	4,798	85,740
IKON Office Solutions Inc.	23,789	247,643
Infrasource Services Inc. (a)	3,004	39,292
Innovative Solutions & Support Inc. (a)	2,716	34,710
Insituform Technologies Inc. (a)	6,256	121,179
Interline Brands Inc. (a)	3,239	73,687
Interpool Inc.	1,554	29,340
Ionatron Inc. (a)	4,995	50,499
Jackson Hewitt Tax Service Inc.	7,692	213,145
Jacuzzi Brands Inc. (a)	15,590	130,956
JLG Industries Inc.	10,621	484,955
John H Harland Co.	5,490	206,424
K&F Industries Holdings Inc. (a)	1,800	27,648
Kadant Inc. (a)	2,958	54,723
Kaman Corp.	5,646	111,170
Kansas City Southern (a)	17,772	434,170
Kaydon Corp.	6,432	206,724
Kelly Services Inc. Class A	4,016	105,300
Kennametal Inc.	8,169	416,946

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Industrials (Cont.)
Kforce Inc. (a)	6,526	$72,830
Kirby Corp. (a)	4,676	243,947
Knight Transportation Inc.	11,796	244,531
Knoll Inc.	2,044	34,973
Korn/Ferry International (a)	7,533	140,792
LaBarge Inc. (a)	2,082	29,918
Labor Ready Inc. (a)	11,310	235,474
Lawson Products Inc.	881	33,249
Layne Christensen Co. (a)	1,926	48,978
Learning Tree International Inc. (a)	1,775	22,773
LECG Corp. (a)	3,328	57,841
Lennox International Inc.	12,424	350,357
Lincoln Electric Holdings Inc.	7,827	310,419
Lindsay Manufacturing Co.	2,998	57,652
LSI Industries Inc.	5,590	87,539
MAIR Holdings Inc. (a)	2,313	10,894
Manitowoc Inc.	6,496	326,229
Marten Transport Ltd. (a)	3,159	57,557
MasTec Inc. (a)	5,781	60,527
McGrath Rentcorp	4,140	115,092
Medis Technologies Ltd. (a)	2,994	44,042
Mercury Computer Systems Inc. (a)	4,370	90,153
Mesa Air Group Inc. (a)	6,085	63,649
Middleby Corp. (a)	1,217	105,270
Mine Safety Appliances Co.	5,918	214,291
Mobile Mini Inc. (a)	3,447	163,388
Moog Inc. (a)	8,043	228,260
MTC Technologies Inc. (a)	2,214	60,619
Mueller Industries Inc.	7,811	214,178
NACCO Industries Inc.	1,036	121,367
Navigant Consulting Inc. (a)	10,648	234,043
NCI Building Systems Inc. (a)	4,732	201,015
NCO Group Inc. (a)	7,213	122,044
Nordson Corp.	5,872	237,875
Nuco2 Inc. (a)	3,261	90,917
Odyssey Marine Exploration Inc. (a)	7,616	26,961
Old Dominion Freight Line Inc. (a)	6,075	163,904
Orbital Sciences Corp. (a)	11,766	151,075
Pacer International Inc.	8,005	208,610
Perini Corp. (a)	5,418	130,845
PHH Corp. (a)	11,802	330,692
PICO Holdings Inc. (a)	1,747	56,358
Pike Electric Corp. (a)	3,800	61,636
Pinnacle Airlines Corp. (a)	3,894	25,973
Plug Power Inc. (a)	9,483	48,648
Portfolio Recovery Associates Inc. (a)	3,383	157,107
Powell Industries Inc. (a)	1,335	23,977
Power-One Inc. (a)	16,208	97,572
PRG-Schultz International Inc. (a)	8,307	5,067
Quanta Services Inc. (a)	27,215	358,422
RailAmerica Inc. (a)	7,536	82,821
Raven Industries Inc.	4,192	120,939
RBC Bearings Inc. (a)	3,500	56,875
Regal-Beloit Corp.	5,522	195,479
Republic Airways Holdings Inc. (a)	4,532	68,886
Resources Connection Inc. (a)	10,483	273,187
Robbins & Myers Inc.	3,329	67,745
Rollins Inc.	5,995	118,161
Rush Enterprises Inc. Class A (a)	4,212	62,675
Schawk Inc.	2,582	53,577
School Speciality Inc. (a)	5,064	184,532
SCS Transportation Inc. (a)	4,535	96,369
Sequa Corp. (a)	1,571	108,478
Shaw Group Inc. (a)	17,811	518,122
Simpson Manufacturing Co. Inc.	8,057	292,872
SIRVA Inc. (a)	5,803	46,424
Skywest Inc.	12,221	328,256
Sourcecorp (a)	3,544	84,985
Spherion Corp. (a)	12,793	128,058
Standard Register Co.	3,596	56,853
Standex International Corp.	2,827	78,478
Stewart & Stevenson Services Inc.	6,304	133,204
Sun Hydraulics Corp.	1,359	26,269
Sypris Solutions Inc.	1,749	17,455
TAL International Group Inc. (a)	2,500	51,625
Tecumseh Products Co.	4,237	97,070
Teledyne Technologies Inc. (a)	8,059	234,517
TeleTech Holdings Inc. (a)	7,505	90,435
Tennant Co.	1,888	98,176
Tetra Tech Inc. (a)	11,551	181,004
The Gormann-Rupp Co.	1,784	39,444
The Providence Service Corp. (a)	1,899	54,672
Titan International Inc.	2,878	49,646
Tredegar Corp.	8,099	104,396
Trex Co. Inc. (a)	2,934	82,299
Trinity Industries Inc.	8,971	395,352
Triumph Group Inc. (a)	3,682	134,798
TRM Corp. (a)	2,216	16,509
TurboChef Technologies Inc. (a)	2,930	42,075
UAP Holding Corp.	6,821	139,285
Ultralife Batteries Inc. (a)	3,061	36,732
United Industrial Corp.	2,265	93,703
United Rentals Inc. (a)	14,725	344,418
United Stationers Inc. (a)	7,354	356,669
Universal Forest Products Inc.	4,010	221,552
URS Corp. (a)	8,989	338,076
US Xpress Enterprises Inc. Class A (a)	4,974	86,448
USA Truck Inc. (a)	2,206	64,261
Valence Technology Inc. (a)	26,436	40,711
Valmont Industries Inc.	3,832	128,219
Viad Corp.	5,162	151,401
Vicor Corp.	3,808	60,204
Volt Information Sciences Inc. (a)	1,869	35,548
Wabash National Corp.	6,751	128,607
Wabtec Corp.	9,741	262,033
Walter Industries Inc.	7,598	377,773

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Industrials (Cont.)
Washington Group International Inc. (a)	5,772	$305,743
Waste Connections Inc. (a)	9,560	329,438
Waste Services Inc. (a)	13,072	43,530
Water Pik Technology Inc. (a)	2,424	52,043
Watsco Inc.	4,699	281,047
Watson Wyatt & Co. Holdings	9,233	257,601
Watts Water Technologies Inc.	5,524	167,322
Werner Enterprises Inc.	11,026	217,212
WESCO International Inc. (a)	6,928	296,033
Williams Scotsman International Inc. (a)	3,400	58,854
Woodward Governor Co.	1,985	170,730
World Air Holdings Inc. (a)	4,760	45,791

		40,604,569

Information Technology (18.50%)
3Com Corp. (a)	89,771	323,176
Actel Corp. (a)	7,437	94,673
Acxiom Corp.	20,425	469,775
Adaptec Inc. (a)	27,524	160,190
ADE Corp. (a)	2,496	60,054
Adtran Inc.	15,452	459,542
Advanced Digital Information Corp. (a)	16,086	157,482
Advanced Energy Industries Inc. (a)	5,833	69,004
Advent Software Inc. (a)	6,305	182,278
Aeroflex Inc. (a)	18,709	201,122
Agile Software Corp. (a)	14,523	86,848
Agilysys Inc.	6,260	114,057
Airspan Networks Inc. (a)	11,576	65,867
Altiris Inc. (a)	5,210	87,997
AMIS Holdings Inc. (a)	8,950	95,317
Amkor Technology Inc. (a)	20,364	114,038
Anaren Inc. (a)	3,946	61,676
Anixter International Inc. (a)	7,196	281,508
Ansoft Corp. (a)	1,492	50,803
Ansys Inc. (a)	6,583	281,028
Anteon International Corp. (a)	5,903	320,828
Applied Digital Solutions Inc. (a)	24,855	71,334
Applied Films Corp. (a)	3,245	67,399
Applied Micro Circuits Corp. (a)	74,350	191,079
aQuantive Inc. (a)	11,639	293,768
Ariba Inc. (a)	14,294	105,061
Arris Group Inc. (a)	24,893	235,737
AsiaInfo Holdings Inc. (a)	7,388	29,404
Aspen Technology Inc. (a)	8,420	66,097
Asyst Technologies Inc. (a)	9,475	54,197
Atari Inc. (a)	9,647	10,419
Atheros Communications (a)	7,023	91,299
Atmel Corp. (a)	98,221	303,503
ATMI Inc. (a)	8,488	237,409
August Technology Corp. (a)	4,290	47,147
Autobytel Inc. (a)	8,631	42,637
Avocent Corp. (a)	10,974	298,383
Axcelis Technologies Inc. (a)	20,486	97,718
Bankrate Inc. (a)	1,983	58,538
BearingPoint Inc. (a)	37,622	295,709
Bel Fuse Inc.	2,770	88,086
Belden CDT Inc.	10,131	247,500
Bell Microproducts Inc. (a)	5,897	45,112
Benchmark Electronics Inc. (a)	9,318	313,364
Black Box Corp.	3,955	187,388
Blackbaud Inc.	1,810	30,915
Blackboard Inc. (a)	4,091	118,557
Blue Coat Systems Inc. (a)	2,439	111,511
Borland Software Corp. (a)	16,101	105,140
Bottomline Technologies Inc. (a)	4,431	48,830
Brightpoint Inc. (a)	6,201	171,954
Brocade Communications Systems Inc. (a)	63,755	259,483
Brooks Automation Inc. (a)	18,649	233,672
C-COR Inc. (a)	9,769	47,477
Cabot Microelectronics Corp. (a)	5,561	163,104
Catapult Communications Corp. (a)	2,264	33,485
CCC Information Services Group Inc. (a)	2,637	69,142
Checkpoint Systems Inc. (a)	8,609	212,212
Ciber Inc. (a)	10,743	70,904
Ciena Corp. (a)	132,048	392,183
Cirrus Logic Inc. (a)	17,397	116,212
Click Commerce Inc. (a)	1,703	35,797
CMGI Inc. (a)	99,056	150,565
CNET Networks Inc. (a)	29,883	438,981
Cogent Inc. (a)	5,071	115,010
Cognex Corp.	9,161	275,654
Coherent Inc. (a)	6,850	203,308
Cohu Inc.	6,008	137,403
CommScope Inc. (a)	12,229	246,170
Comtech Telecommunications Corp. (a)	4,597	140,392
Concur Technologies Inc. (a)	5,797	74,723
Conexant Systems Inc. (a)	111,660	252,352
Covansys Corp. (a)	6,236	84,872
Credence Systems Corp. (a)	18,741	130,437
CSG Systems International Inc. (a)	12,365	275,987
CTS Corp.	7,641	84,509
Cyberguard Corp. (a)	4,292	37,898
CyberSource Corp. (a)	5,429	35,831
Cymer Inc. (a)	8,176	290,330
Cypress Semiconductor Corp. (a)	28,085	400,211
Daktronics Inc.	4,026	119,049
Digi International Inc. (a)	4,548	47,709
Digital Insight Corp. (a)	7,890	252,638
Digital River Inc. (a)	7,311	217,429
Digitas Inc. (a)	21,474	268,854
Diodes Inc. (a)	4,593	142,613
Ditech Communications Corp. (a)	6,377	53,248
Dot Hill Systems Corp. (a)	8,861	61,407

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Information Technology (Cont.)
DSP Group Inc. (a)	6,224	$155,973
DTS Inc. (a)	3,884	57,483
Earthlink Inc. (a)	26,432	293,659
Echelon Corp. (a)	5,844	45,759
eCollege.com Inc. (a)	3,627	65,395
eFunds Corp. (a)	9,897	231,986
Electro Scientific Industries Inc. (a)	6,738	162,723
Electronics for Imaging Inc. (a)	11,808	314,211
Emcore Corp. (a)	7,481	55,509
Emulex Corp. (a)	18,088	357,961
Endwave Corp. (a)	1,377	16,221
Entegris Inc. (a)	28,493	268,404
Entrust Inc. (a)	12,536	60,674
Epicor Software Corp. (a)	11,314	159,867
EPIQ Systems Inc. (a)	2,560	47,462
Equinix Inc. (a)	3,657	149,059
Euronet Worldwide Inc. (a)	6,781	188,512
Exar Corp. (a)	8,467	106,007
Excel Technology Inc. (a)	2,546	60,544
Extreme Networks Inc. (a)	24,764	117,629
Factset Research Systems Inc.	7,571	311,622
Fairchild Semiconductor International Inc. (a)	25,912	438,172
FalconStor Software Inc. (a)	6,416	47,414
Fargo Electronics Inc. (a)	2,567	49,415
FARO Technologies Inc. (a)	2,272	45,440
FEI Co. (a)	5,286	101,333
FileNet Corp. (a)	8,973	231,952
Finisar Corp. (a)	37,775	78,572
Formfactor Inc. (a)	7,669	187,354
Forrester Research Inc. (a)	3,052	57,225
Foundry Networks Inc. (a)	28,654	395,712
Gartner Inc. (a)	12,451	160,618
Gateway Inc. (a)	52,295	131,260
Genesis Microchip Inc. (a)	7,207	130,375
Gevity HR Inc.	5,878	151,182
Glenayre Technologies Inc. (a)	13,615	44,249
Global Imaging Systems Inc. (a)	5,326	184,439
GlobeTel Communications Corp. (a)	13,028	48,073
Greenfield Online Inc. (a)	3,326	19,490
Harmonic Inc. (a)	14,854	72,042
Homestore Inc. (a)	30,208	154,061
HouseValues Inc. (a)	2,600	33,878
Hutchinson Technology Inc. (a)	5,628	160,117
Hypercom Corp. (a)	10,941	69,913
Identix Inc.	18,125	90,806
iGate Corp. (a)	6,126	29,772
Imation Corp.	7,459	343,636
Infocrossing Inc. (a)	4,111	35,396
Informatica Corp. (a)	18,108	217,296
Infospace Inc. (a)	7,635	197,136
InfoUSA Inc. (a)	6,625	72,411
Integral Systems Inc.	1,983	37,399
Integrated Device Technology Inc. (a)	41,187	542,845
Integrated Silicon Solution Inc. (a)	7,457	48,023
Inter-Tel Inc.	4,985	97,556
InterDigital Communications Corp. (a)	11,730	214,894
Intergraph Corp. (a)	7,136	355,444
International DisplayWorks Inc. (a)	6,550	38,907
Internet Capital Group Inc. (a)	10,321	84,839
Internet Security Systems Inc. (a)	8,756	183,438
Intervideo Inc. (a)	2,033	21,448
InterVoice Inc. (a)	7,577	60,313
Interwoven Inc. (a)	8,361	70,818
Intevac Inc. (a)	4,432	58,502
Intrado Inc. (a)	3,829	88,144
iPass Inc. (a)	10,928	71,688
iPayment Inc. (a)	2,858	118,664
Itron Inc. (a)	4,909	196,556
iVillage Inc. (a)	9,689	77,706
Ixia (a)	7,003	103,504
IXYS Corp. (a)	5,114	59,783
j2 Global Communications Inc. (a)	5,008	214,042
Jack Henry & Associates Inc.	17,796	339,548
JAMDAT Mobile Inc. (a)	2,390	63,526
JDA Software Group Inc. (a)	5,832	99,202
Jupitermedia Corp. (a)	4,462	65,948
Kanbay International Inc. (a)	5,280	83,899
Keane Inc. (a)	10,500	115,605
Keithley Instruments Inc.	2,871	40,137
Kemet Corp. (a)	21,996	155,512
Keynote Systems Inc. (a)	3,902	50,141
Komag Inc. (a)	6,061	210,074
Kopin Corp. (a)	14,401	77,045
Kronos Inc. (a)	7,073	296,076
Kulicke & Soffa Industries Inc. (a)	10,528	93,068
Landauer Inc.	1,980	91,258
Lattice Semiconductor Corp. (a)	23,993	103,650
Lawson Software Inc. (a)	16,084	118,217
Leadis Technology Inc. (a)	3,727	19,194
LeCroy Corp. (a)	2,459	37,598
Lexar Media Inc. (a)	16,245	133,371
Lionbridge Technologies Inc. (a)	10,492	73,654
Littelfuse Inc. (a)	5,137	139,983
LoJack Corp. (a)	3,414	82,380
LTX Corp. (a)	13,169	59,260
Macrovision Corp. (a)	11,354	189,952
Magma Design Automation Inc. (a)	7,069	59,450
Majesco Entertainment Co. (a)	3,196	3,739
Manhattan Associates Inc. (a)	6,305	129,126
ManTech International Corp. (a)	3,737	104,113
Mapinfo Corp. (a)	4,141	52,218
Marchex Inc. Class B (a)	4,072	91,579
MatrixOne Inc. (a)	10,531	52,550
Mattson Technology Inc. (a)	8,752	88,045

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Information Technology (Cont.)
MAXIMUS Inc.	4,313	$158,244
Maxtor Corp. (a)	58,839	408,343
McDATA Corp. (a)	37,233	141,485
Measurement Specialties Inc. (a)	2,400	58,440
Mentor Graphics Corp. (a)	15,926	164,675
Methode Electronics Inc.	7,267	72,452
Metrologic Instruments Inc. (a)	2,608	50,230
Micrel Inc. (a)	13,895	161,182
Micromuse Inc. (a)	19,666	194,497
Micros Systems Inc. (a)	9,108	440,099
Microsemi Corp. (a)	13,416	371,087
MicroStrategy Inc. (a)	3,325	275,110
Microtune Inc. (a)	10,677	44,523
Midway Games Inc. (a)	4,923	93,389
MIPS Technologies Inc. (a)	8,620	48,962
MKS Instruments Inc. (a)	7,278	130,203
Mobility Electronics Inc. (a)	5,404	52,203
Monolithic Power Systems Inc. (a)	3,525	52,840
Motive Inc. (a)	4,378	13,528
MPS Group Inc. (a)	24,525	335,257
MRO Software Inc. (a)	4,098	57,536
MRV Communications Inc. (a)	21,088	43,230
MTS Systems Corp.	4,457	154,390
Multi-Fineline Electronix Inc. (a)	1,634	78,710
Ness Technologies Inc. (a)	3,805	40,980
Netgear Inc. (a)	6,848	131,824
NetIQ Corp. (a)	11,896	146,202
Netlogic Microsystems Inc. (a)	2,544	69,299
Netratings Inc. (a)	2,796	34,475
NetScout Systems Inc. (a)	4,807	26,198
Newport Corp. (a)	8,918	120,750
NIC Inc. (a)	6,806	41,925
Novatel Wireless Inc. (a)	6,780	82,106
Nuance Communications Inc. (a)	27,740	211,656
Omnivision Technologies Inc. (a)	11,680	233,133
ON Semiconductor Corp. (a)	35,437	195,967
Online Resources Corp. (a)	4,318	47,714
Open Solutions Inc. (a)	4,228	96,906
Openwave Systems Inc. (a)	19,752	345,067
Oplink Communications Inc. (a)	3,011	43,659
Opsware Inc. (a)	15,060	102,257
OSI Systems Inc. (a)	3,165	58,204
Packeteer Inc. (a)	7,394	57,451
Palm Inc. (a)	9,246	294,023
PAR Technology Corp. (a)	804	22,319
Parametric Technology Corp. (a)	62,985	384,208
Park Electrochemical Corp.	4,388	114,000
Paxar Corp. (a)	7,154	140,433
PDF Solutions Inc. (a)	3,699	60,109
Pegasus Solutions Inc. (a)	4,909	44,034
Pericom Semiconductor Corp. (a)	5,309	42,313
Perot Systems Corp. (a)	19,915	281,598
Phoenix Technologies Ltd. (a)	4,885	30,580
Photon Dynamics Inc. (a)	3,999	73,102
Photronics Inc. (a)	8,772	132,106
Pixelworks Inc. (a)	9,553	48,529
Plantronics Inc.	10,738	303,885
Plexus Corp. (a)	10,533	239,520
PLX Technology Inc. (a)	4,811	41,375
PMC-Sierra Inc. (a)	42,779	329,826
Polycom Inc. (a)	21,423	327,772
PortalPlayer Inc. (a)	3,502	99,177
Power Integrations Inc. (a)	7,753	184,599
Powerwave Technologies Inc. (a)	23,136	290,820
Presstek Inc. (a)	5,962	53,896
Progress Software Corp. (a)	7,535	213,843
QAD Inc.	2,454	18,749
Quality Systems Inc. (a)	1,584	121,588
Quantum Corp. (a)	37,040	112,972
Quest Software Inc. (a)	12,998	189,641
Rackable Systems Inc. (a)	2,000	56,960
Radiant Systems Inc. (a)	4,614	56,106
Radisys Corp. (a)	4,229	73,331
Rambus Inc. (a)	21,397	346,417
RealNetworks Inc. (a)	27,579	214,013
Redback Networks Inc. (a)	8,780	123,447
Renaissance Learning Inc.	1,792	33,887
RF Micro Devices Inc. (a)	44,020	238,148
RightNow Technologies Inc. (a)	2,194	40,501
Rimage Corp. (a)	1,881	54,511
Rofin-Sinar Technologies Inc. (a)	3,267	142,016
Rogers Corp. (a)	3,765	147,513
RSA Security Inc. (a)	15,383	172,751
Rudolph Technologies Inc. (a)	2,918	37,584
S1 Corp. (a)	14,144	61,526
SafeNet Inc. (a)	5,598	180,368
Sapient Corp. (a)	16,308	92,793
Scansource Inc. (a)	2,926	159,994
SeaChange International Inc. (a)	4,999	39,492
Secure Computing Corp. (a)	7,462	91,484
Semitool Inc. (a)	3,345	36,394
Semtech Corp. (a)	16,222	296,214
Serena Software Inc. (a)	6,108	143,172
SI International Inc. (a)	2,381	72,787
Sigmatel Inc. (a)	7,800	102,180
Silicon Image Inc. (a)	16,273	147,271
Silicon Laboratories Inc. (a)	9,547	349,993
Silicon Storage Technology Inc. (a)	19,284	97,384
SiRF Technology Holdings Inc. (a)	7,638	227,612
Skyworks Solutions Inc. (a)	32,367	164,748
Sohu.com Inc. (a)	5,404	99,109
Sonic Solutions (a)	5,309	80,219
SonicWALL Inc. (a)	11,966	94,771
Sonus Networks Inc. (a)	57,306	213,178
Spatialight Inc. (a)	11,770	40,842
Spectralink Corp.	4,202	49,878

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Information Technology (Cont.)
SPSS Inc. (a)	3,758	$116,235
SSA Global Technologies Inc. (a)	1,665	30,286
Standard Microsystems Corp. (a)	4,832	138,630
Startek Inc.	3,807	68,526
Stellent Inc. (a)	4,795	47,614
Stratasys Inc. (a)	2,307	57,698
SunPower Corp. Class A (a)	1,700	57,783
Superior Essex Inc. (a)	5,149	103,804
Supertex Inc. (a)	2,380	105,315
SupportSoft Inc. (a)	9,803	41,369
Sycamore Networks Inc. (a)	44,474	192,128
Sykes Enterprises Inc. (a)	5,269	70,447
Symmetricom Inc. (a)	9,346	79,161
Synaptics Inc. (a)	5,116	126,468
SYNNEX Corp. (a)	1,805	27,274
Syntel Inc.	1,605	33,432
Talx Corp.	4,089	186,908
Taser International Inc. (a)	12,592	87,892
Technitrol Inc.	9,280	158,688
Tekelec (a)	12,137	168,704
Telkonet Inc. (a)	7,151	29,677
Terayon Communication Systems Inc. (a)	15,454	35,699
Terremark Worldwide Inc. (a)	7,158	33,285
Tessera Technologies Inc. (a)	9,472	244,851
THQ Inc. (a)	13,209	315,035
TIBCO Software Inc. (a)	49,720	371,408
TNS Inc. (a)	2,605	49,964
Transaction Systems Architects Inc. (a)	8,216	236,539
TranSwitch Corp. (a)	21,206	38,807
Travelzoo Inc. (a)	934	20,548
Trident Microsystems Inc. (a)	11,384	204,912
Triquint Semiconductor Inc. (a)	35,109	156,235
TTM Technologies Inc. (a)	8,460	79,524
Tyler Technologies Inc. (a)	7,590	66,640
Ulticom Inc. (a)	2,478	24,309
Ultimate Software Group Inc. (a)	6,333	120,770
Ultratech Inc. (a)	5,479	89,965
United Online Inc.	15,237	216,670
Universal Display Corp. (a)	5,433	57,101
UNOVA Inc. (a)	10,847	366,629
UTStarcom Inc. (a)	22,043	177,667
ValueClick Inc. (a)	20,240	366,546
Varian Semiconductor Equipment Associates Inc. (a)	8,184	359,523
VASCO Data Security International Inc. (a)	7,102	70,026
Veeco Instruments Inc. (a)	6,002	104,015
VeriFone Holdings Inc. (a)	6,200	156,860
Verint Systems Inc. (a)	3,095	106,685
ViaSat Inc. (a)	4,764	127,342
Vignette Corp. (a)	6,730	109,766
Viisage Technology Inc. (a)	2,608	45,927
Virage Logic Corp. (a)	2,798	27,644
Vitesse Semiconductor Corp. (a)	44,598	85,628
Volterra Semiconductor Corp. (a)	3,121	46,815
WebEx Communications Inc. (a)	7,386	159,759
webMethods Inc. (a)	10,645	82,073
Websense Inc. (a)	5,251	344,676
WebSideStory Inc. (a)	2,133	38,671
Westell Technologies Inc. (a)	10,964	49,338
Wind River Systems Inc. (a)	16,954	250,411
Witness Systems Inc. (a)	6,984	137,375
Wright Express Corp. (a)	8,583	188,826
X-Rite Inc.	4,166	41,660
Zhone Technologies Inc. (a)	29,188	61,879
Zoran Corp. (a)	9,894	160,382

		49,659,162

Materials (4.74%)
A. Schulman Inc.	8,360	179,907
AK Steel Holding Corp. (a)	22,459	178,549
Aleris International Inc. (a)	6,882	221,876
AM Castle & Co. (a)	2,189	47,808
AMCOL International Corp.	5,944	121,971
American Vanguard Corp.	2,185	51,348
Arch Chemicals Inc.	5,382	160,922
Balchem Corp.	1,597	47,607
Bowater Inc.	12,275	377,088
Brush Engineered Materials Inc. (a)	4,652	73,967
Buckeye Technologies Inc. (a)	6,074	48,896
Calgon Carbon Corp.	6,752	38,419
Cambrex Corp.	6,081	114,140
Caraustar Industries Inc. (a)	6,104	53,044
Carpenter Technology Corp.	5,258	370,531
Century Aluminum Co. (a)	5,083	133,225
CF Industries Holdings Inc.	10,600	161,650
Chaparral Steel Co. (a)	4,630	140,058
Chesapeake Corp.	4,594	78,006
Cleveland-Cliffs Inc.	5,093	451,087
Coeur d’Alene Mines Corp. (a)	57,875	231,500
Commercial Metals Co.	12,604	473,154
Compass Minerals International Inc.	4,050	99,387
Deltic Timber Corp.	2,230	115,648
Eagle Materials Inc.	3,787	463,377
Ferro Corp.	8,940	167,714
Georgia Gulf Corp.	7,311	222,401
Gibraltar Industries Inc.	5,382	123,463
Glatfelter	8,796	124,815
Graphic Packaging Corp. (a)	14,160	32,285
Greif Inc.	3,296	218,459
HB Fuller Co.	6,307	202,265
Headwaters Inc. (a)	8,601	304,819
Hecla Mining Co. (a)	23,991	97,403

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Materials (Cont.)
Hercules Inc. (a)	27,491	$310,648
Kronos Worldwide Inc.	710	20,597
Longview Fibre Co.	10,778	224,290
MacDermid Inc.	6,598	184,084
Mercer International Inc.-SBI (a)	5,644	44,362
Metal Management Inc.	5,894	137,094
Minerals Technologies Inc.	4,309	240,830
Myers Industries Inc.	5,345	77,930
Neenah Paper Inc.	3,784	105,952
NewMarket Corp. (a)	3,493	85,439
NL Industries Inc.	1,843	25,968
NN Inc.	3,390	35,934
Octel Corp.	3,106	50,535
Olin Corp.	14,508	285,517
OM Group Inc. (a)	6,469	121,358
Oregon Steel Mills Inc. (a)	8,483	249,570
Pioneer Companies Inc. (a)	2,314	69,351
PolyOne Corp. (a)	18,748	120,550
Potlatch Corp.	6,147	313,374
Quanex Corp.	5,161	257,895
Reliance Steel & Aluminum Co.	6,471	395,508
Roanoke Electric Steel Corp.	2,349	55,436
Rock-Tenn Co.	6,618	90,336
Rockwood Holdings Inc. (a)	2,200	43,406
Royal Gold Inc.	5,131	178,200
RTI International Metals Inc. (a)	4,679	177,568
Ryerson Tull Inc.	5,736	139,500
Schnitzer Steel Industries Inc.	5,684	173,874
Schweitzer-Mauduit International Inc.	3,630	89,951
Sensient Technology Corp.	10,544	188,738
Silgan Holdings Inc.	5,086	183,706
Spartech Corp.	7,304	160,323
Steel Dynamics Inc.	8,300	294,733
Steel Technologies Inc.	2,507	70,171
Stepan Co.	1,151	30,950
Stillwater Mining Co. (a)	8,499	98,333
Symyx Technologies Inc. (a)	6,869	187,455
Terra Industries Inc. (a)	18,979	106,282
Texas Industries Inc.	4,950	246,708
Titanium Metals Corp. (a)	2,730	172,700
Tronox Inc. (a)	3,800	49,666
Wausau Paper Corp.	9,226	109,328
Wellman Inc.	6,432	43,609
Westlake Chemical Corp.	2,749	79,199
Wheeling-Pittsburgh Corp. (a)	1,927	17,382
Worthington Industries Inc.	15,267	293,279
WR Grace & Co. (a)	13,576	127,614
Zoltek Companies Inc. (a)	2,205	19,360

		12,711,382

Telecommunication Services (1.36%)
Alaska Communications Systems Group Inc.	2,479	25,187
Broadwing Corp. (a)	14,112	85,378
Centennial Communications Corp. (a)	4,528	70,275
Cincinnati Bell Inc. (a)	59,285	208,090
Commonwealth Telephone Enterprises Inc.	4,944	166,959
Consolidated Communications Holdings Inc.	3,100	40,269
CT Communications Inc.	3,875	47,043
Dobson Communications Corp. (a)	30,992	232,440
FairPoint Communications Inc.	6,340	65,682
General Communication Inc. Class A (a)	11,382	117,576
Golden Telecom Inc.	4,624	120,039
IDT Corp. Class B (a)	12,063	141,137
InPhonic Inc. (a)	3,505	30,458
Iowa Telecommunications Service Inc.	6,997	108,384
Level 3 Communications Inc. (a)	158,228	454,114
Neustar Inc. Class A (a)	6,100	185,989
North Pittsburgh Systems Inc.	3,085	58,214
Premiere Global Services Inc. (a)	14,540	118,210
Price Communications Corp. (a)	9,620	143,049
SBA Communications Corp. (a)	18,687	334,497
Shenandoah Telecommunications Co.	1,383	55,099
SureWest Communications	3,362	88,656
Syniverse Holdings Inc. (a)	3,990	83,391
Talk America Holdings Inc. (a)	5,605	48,371
Time Warner Telecom Inc. (a)	11,316	111,463
Ubiquitel Inc. (a)	18,908	187,000
USA Mobility Inc. (a)	5,949	164,906
Valor Communications Group Inc.	8,808	100,411
Wireless Facilities Inc. (a)	11,496	58,630

		3,650,917

Utilities (2.38%)
Allete Inc.	5,586	245,784
American States Water Co.	3,878	119,442
Aquila Inc. (a)	69,544	250,358
Avista Corp.	11,006	194,916
Black Hills Corp.	7,032	243,378
California Water Service Group	3,904	149,250
Cascade Natural Gas Corp.	2,369	46,219
Central Vermont Public Service Corp.	3,145	56,641
CH Energy Group Inc.	3,926	180,203
Cleco Corp.	10,484	218,591
Connecticut Water Services Inc.	1,469	36,005
Duquesne Light Holdings Inc.	15,119	246,742
El Paso Electric Co. (a)	10,232	215,281
Empire District Electric Co.	7,130	144,953
EnergySouth Inc.	1,212	32,457
Idacorp Inc.	10,155	297,542
ITC Holdings Corp.	1,400	39,326

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares or principal amount	Value
Common Stocks (Cont.)

Utilities (Cont.)
Laclede Group Inc.	4,688	$136,937
MGE Energy Inc.	4,159	141,032
Middlesex Water Co.	2,068	35,859
New Jersey Resources Corp.	5,940	248,827
Nicor Inc.	8,524	335,078
Northwest Natural Gas Co.	5,773	197,321
NorthWestern Corp.	9,123	283,452
Otter Tail Corp.	5,966	172,895
Peoples Energy Corp.	7,745	271,617
Sierra Pacific Resources (a)	40,078	522,617
SJW Corp.	1,674	76,167
South Jersey Industries Inc.	6,450	187,953
Southwest Gas Corp.	7,724	203,914
Southwest Water Co.	6,615	94,661
UIL Holdings Corp.	3,755	172,693
Unisource Energy Corp.	7,811	243,703
WGL Holdings Inc.	11,500	345,690

		6,387,504

Total Common Stocks (cost $219,673,980)		267,482,224

Short - term Investments (0.56%)
JPMorgan Treasury Plus Money Market Fund	1,143,502	1,143,502
U.S. Treasury Bills, (b)
3.938%, 04/06/2006	$365,000	361,234

Total Short-term Investments (cost $1,504,659)		1,504,736

TOTAL INVESTMENTS (100.21%) (cost $ 221,178,639)		268,986,960
LIABILITIES, NET OF OTHER ASSETS (-0.21%)		(559,373)

NET ASSETS (100.00%)		$268,427,587

(a)	Non-income producing security.

(b)	At December 31, 2005, these securities have been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Shares	Value
Common Stocks (97.70%)

Australia (5.11%)
Alinta Ltd.	3,561	$29,108
Alumina Ltd.	16,988	92,408
Amcor Ltd.	12,552	68,738
AMP Ltd.	27,669	155,985
Ansell Ltd.	1,967	15,934
APN News & Media Ltd.	4,395	15,465
Aristocrat Leisure Ltd.	4,438	40,083
Australia & New Zealand Banking Group Ltd.	29,821	523,590
Australian Gas & Light Co.	8,277	104,307
Australian Stock Exchange	1,448	34,500
Axa Asia Pacific Holdings	13,077	48,701
Babcock & Brown Ltd.	2,375	29,860
BHP Billiton Ltd.	57,326	956,084
Billabong International Ltd.	2,124	22,609
Bluescope Steel	10,153	51,879
Boral Ltd.	8,308	49,334
Brambles Industries Ltd.	17,824	132,236
Caltex Australian Ltd.	1,845	26,213
Centro Properties Group	11,124	51,621
CFS Gandel Retail Trust	22,899	33,575
Challenger Financial Service	5,317	15,786
Coca-Cola Amatil Ltd.	7,900	44,652
Cochlear Ltd.	842	28,228
Coles Myer Ltd.	19,291	144,392
Commonwealth Bank of Australia	20,384	638,835
Commonwealth Property Office	21,676	20,261
Computershare Ltd.	6,294	31,330
CSL Ltd.	2,930	91,289
CSR Ltd.	12,165	31,035
DB Reef Trust	47,056	47,950
DCA Group Ltd.	4,790	13,976
Downer Edi Ltd.	3,636	19,139
Foster’s Group Ltd.	36,357	148,726
Futuris Corp. Ltd.	6,965	9,906
GPT Group	32,591	97,959
Harvey Norman Holdings Ltd.	8,815	18,870
Iluka Resources Ltd.	3,350	19,254
ING Industrial Fund	11,889	19,436
Insurance Australia Group Ltd.	23,141	91,948
Investa Property Group	25,561	37,196
James Hardie Industries Ltd.	6,878	45,380
John Fairfax Holdings Ltd.	13,922	40,927
Leighton Holdings Ltd.	1,701	22,296
Lend Lease Corp. Ltd.	5,420	57,535
Lion Nathan Ltd.	4,316	24,173
Macquarie Airports	8,998	20,911
Macquarie Bank Ltd.	3,558	177,760
Macquarie Communications Infrastructure Group	4,641	19,325
Macquarie Goodman Group	18,000	63,076
Macquarie Infrastructure Grp.	32,299	84,295
Mayne Pharma Ltd. (a)	10,071	18,753
Mirvac Group	11,907	35,964
Multiplex Group	7,811	18,038
National Australia Bank Ltd.	23,286	553,099
Newcrest Mining Ltd.	5,236	93,276
Onesteel Ltd.	7,379	18,122
Orica Ltd.	4,925	73,655
Origin Energy Ltd.	11,412	62,830
Pacific Brands Ltd.	11,294	22,024
Paperlinx Ltd.	6,208	17,476
Patrick Corp. Ltd.	9,079	49,253
Perpetual Trustees Australia	548	27,318
Publishing & Broadcasting	2,191	26,471
Qantas Airways Ltd.	12,809	37,937
QBE Insurance Group Ltd.	11,674	167,741
Rinker Group Ltd.	14,050	169,436
Rio Tinto Ltd.	4,914	248,569
Santos Ltd.	8,948	80,357
SFE Corp. Ltd.	1,798	18,243
Sonic Healthcare Ltd.	3,542	38,430
Stockland	19,033	90,695
Suncorp-Metway Ltd.	8,322	122,322
Symbion Health Ltd.	10,071	26,062
Tabcorp Holding Ltd.	7,640	87,206
Telstra Corp. Ltd.	38,636	111,314
Toll Holdings Ltd.	3,390	37,030
Transurban Group	14,922	72,199
Unitab Ltd.	1,707	17,007
Wesfarmers Ltd.	5,686	154,106
Westfield Group	24,821	330,444
Westpac Banking Corp.	28,649	477,809
Woodside Petroleum Ltd.	6,923	198,899
Woolworths Ltd.	15,864	195,964

		8,306,125

Austria (0.39%)
Andritz AG	159	17,478
Boehler-Uddeholm	121	20,471
Erste Bank Der Oester Spark	1,984	110,514
Flughafen Wien AG	163	11,673
Immofinaz Immobillien Anlagen AG (a)	5,217	50,091
Mayr-Melnhof Karton AG	48	6,705
Meinl European Land Ltd. (a)	1,370	24,183
Oest Elektrizatswirts AG Class A	100	35,671
OMV AG	2,530	148,266
RHI AG (a)	493	13,307
Telekom Austria AG	5,665	127,429
VoestAlpine AG	352	35,485
Wienerberger AG	945	37,815

		639,088

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Belgium (1.16%)
Agfa Gevaert NV	1,361	$24,830
Barco NV	165	12,404
Bekaert NV	182	17,011
Belgacom SA	2,398	78,214
Cofinimmo	103	16,304
Colruyt SA	226	31,198
Compagnie Maritime Belge	295	9,727
D’Ieteren NV	69	18,993
Delhaize Group	1,030	67,312
Dexia	8,389	193,470
Euronav SA	354	10,272
Fortis	18,638	594,666
Groupe Bruxelles Lambert SA	1,035	101,519
InBev NV	2,721	118,451
KBC Groupe	2,984	277,851
Mobistar SA	402	31,887
Omega Pharma SA	317	16,517
Solvay SA	955	105,261
Suez	1,640	51,025
Suez-Lyonnaise Strips (a)	1,640	19
UCB SA	1,326	62,292
Umicore	339	39,974

		1,879,197

Denmark (0.78%)
A P Moller-Maersk A/S	19	196,573
Bang & Olufsen Class B	178	18,303
Carlsberg A/S Class B	509	27,300
Coloplast Class B	352	21,839
Dampskibsselskabet Torm A/S	200	9,680
Danisco A/S	772	59,107
Danske Bank	7,135	251,344
DSV De Sammenslut Vogn Class B	320	39,505
FLSmidth & Co A/S	535	15,790
GN Store Nord	3,096	40,530
H. Lundbeck AS	1,015	21,018
NKT Holding A/S	343	15,729
Novo Nordisk A/S	3,812	214,433
Novozymes AS Class B	720	39,416
Ostasiatiske Kompagni	263	24,789
TDC A/S	2,977	178,327
Topdanmark A/S (a)	281	24,390
Vestas Wind Systems A/S (a)	2,501	41,075
William DeMant Holding (a)	358	19,797

		1,258,945

Finland (1.40%)
Amer Group	1,120	20,857
Cargotec Corp. (a)	526	18,240
Elisa Corp. Class A	2,046	37,908
Fortum OYJ	7,334	137,534
KCI Konecranes OYJ	208	10,249
Kesko OYJ	882	25,009
Kone Corp. OYJ Class B (a)	1,052	41,760
Metso OYJ	1,458	39,908
Neste Oil OYJ (a)	1,875	53,009
Nokia OYJ	69,643	1,273,858
Nokian Renkaat OYJ	1,599	20,161
Orion-Yhtyma Class B	1,088	20,146
Outokumpo OYJ	1,366	20,296
Rautaruukki OYJ	1,201	29,219
Sampo Insurance Co.	6,856	119,480
Stora Enso OYJ R Shares	9,391	127,190
Tietoenator Corp. OYJ	1,272	46,458
UPM-Kymmene OYJ	7,724	151,432
Uponor OYJ	962	20,500
Wartsila OYJ Class B	1,041	30,811
YIT-Yhtyma OYJ	883	37,770

		2,281,795

France (9.11%)
Accor SA	3,328	183,053
Air France	1,977	42,341
Air Liquide	1,773	341,096
Alcatel SA (a)	20,486	253,933
Alstom (a)	1,693	97,451
Arcelor	7,614	188,848
Atos Origin (a)	1,003	66,082
Autoroutes Du Sud De La France	879	52,032
AXA Co.	23,765	766,971
BIC SA	441	26,236
BNP Paribas	12,443	1,006,882
Bouygues	2,927	143,116
Business Objects SA (a)	1,061	42,947
Cap Gemini (a)	1,899	76,237
Carrefour SA	8,448	395,863
Casino Guichard Perrachon	552	36,760
CNP Assurances	510	40,212
Compagnie De Saint-Gobain	4,547	270,505
Credit Agricole SA	8,793	277,011
Dassault Systemes SA	806	45,507
Essilor International	1,717	138,634
Euronext	1,412	73,553
European Aeronautic Defense	4,173	157,599
France Telecom SA	25,703	638,721
Gecina SA	133	15,274
Groupe Danone	3,570	372,991
Hermes International SCA	312	78,049
Imerys SA	434	31,394
Klepierre	320	30,043
L’Oreal	4,815	357,990
Lafarge SA	2,545	228,990
Lagardere SCA	1,772	136,362
LVMH Moet Hennessy Louis Vuitton SA	3,759	333,994

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

France (Cont.)
Michelin Class B	2,491	$140,023
Neopost SA	459	46,027
Pagesjuanes	2,005	52,198
Pernod-Ricard	1,037	180,964
Peugeot SA	2,384	137,452
PPR SA	1,005	113,211
Publicis Groupe SA	2,093	72,850
Renault SA	2,765	225,543
Safran SA	2,411	57,659
Sanofi-Aventis	16,459	1,441,950
Schneider Electric SA	3,688	328,995
SCOR SA	11,826	25,481
Societe des Autoroutes du Nord et de I’Est de la France (a)	308	20,857
Societe des Autoroutes Paris	489	34,967
Societe Generale Class A	5,606	689,578
Societe Television Francaise 1	1,669	46,316
Sodexho Alliance	1,368	56,361
STMicroelectronics NV	10,681	191,828
Suez SA	13,457	419,005
Technip-Coflexip SA	1,294	77,824
Thales SA	1,211	54,911
Thomson SA	3,949	82,751
Total SA	8,765	2,201,975
Unibail	675	89,822
Valeo	1,039	38,637
Veolia Environnement	5,318	240,758
Vinci SA	2,405	206,855
Vivendi Universal SA	17,192	538,556
Zodiac SA	551	35,389

		14,795,420

Germany (6.60%)
Adidas-Salomon AG	746	141,310
Allianz AG	5,924	897,297
Altana AG	1,078	58,707
BASF AG	8,394	643,066
Bayer AG	10,486	438,103
Beiersdorf AG	263	32,382
Celesio AG	543	46,710
Commerzbank AG	9,541	293,911
Continental AG	2,096	186,059
DaimlerChrysler AG	13,972	713,598
Depfa Bank PLC	5,167	76,404
Deutsche Bank AG	7,790	755,329
Deutsche Boerse AG	1,496	153,308
Deutsche Lufthansa	3,554	52,637
Deutsche Post AG	11,212	271,849
Deutsche Telekom AG	43,120	718,781
Douglas Holding AG	411	15,814
E.On AG	9,672	1,000,675
Epcos AG (a)	866	11,339
Fresenius Medical Care	489	51,524
Heidelberger Druckmaschinen	791	30,267
Hochtief AG	857	38,382
Hypo Real Estate Holding	1,908	99,346
Infineon Technologies AG (a)	9,482	86,775
IVG Immobilien AG	924	19,373
Karstadtquelle AG (a)	1,067	16,207
Linde AG	1,311	102,081
MAN AG	2,140	114,212
Merck KGaA	710	58,798
Metro AG	2,121	102,451
MLP AG	946	19,622
Muenchener Rueckvers AG	2,641	357,630
Premiere AG (a)	644	11,284
Puma AG	246	71,791
RWE AG	6,662	493,341
SAP AG	3,505	635,548
Schering AG	2,427	162,630
Siemens AG	12,608	1,080,687
Suedzucker AG	1,266	29,722
ThyssenKrupp AG	5,428	113,230
TUI AG (a)	3,277	67,118
UniCredito Italiano SpA	42,040	288,673
Volkswagen AG	2,764	145,977
Wincor Nixdorf AG	262	27,721

		10,731,669

Greece (0.59%)
Alpha Bank AE	4,760	139,194
Bank of Piraeus	2,710	58,072
Coca-Cola Hellenic Bottling	1,920	56,554
Cosmote Mobile Telecommunication	2,180	48,469
EFG Eurobank Ergasias	3,120	98,698
Emporiki Bank of Greece (a)	450	15,290
Germanos SA	650	11,004
Greek Org of Football Prognostics SA	3,890	134,016
Hellenic Petroleum SA	900	12,658
Hellenic Telecommunications Org. (a)	4,510	96,109
National Bank of Greece	4,450	189,661
Public Power Corp.	1,930	42,180
Titan Cement Co. SA	1,320	53,915

		955,820

Hong Kong (1.62%)
ASM Pacific Technology	2,000	11,285
Bank of East Asia Ltd.	19,800	59,883
BOC Hong Kong Holdings Ltd.	53,500	102,810
Cathay Pacific Airways Ltd.	15,000	26,213
Cheung Kong Holdings Ltd.	25,000	256,492
Cheung Kong Infrastructure	7,000	22,028
CLP Holdings Ltd.	30,700	178,174
Espirit Holdings Ltd.	16,500	117,254

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Hong Kong (Cont.)
Giordano International Ltd.	22,000	$12,343
Hang Lung Properties Ltd.	25,000	39,014
Hang Seng Bank Ltd.	12,500	163,149
Henderson Land Development Co. Ltd.	10,000	47,075
Hong Kong & China Gas Co. Ltd.	53,672	114,562
Hong Kong Exchange & Clearing	16,000	66,343
Hongkong Electric	21,500	106,479
Hopewell Holdings	9,000	22,576
Hutchison Telecommunications International Ltd. (a)	21,000	30,334
Hutchison Whampoa Ltd.	34,700	330,502
Hysan Development Co.	12,062	29,869
Johnson Electric Holdings	20,000	18,959
Kerry Properties Ltd.	7,000	18,552
Kingboard Chemicals Holdings Co. Ltd.	7,000	18,959
Li & Fung Ltd.	28,000	53,987
Link REIT (a)	34,000	64,460
MTR Corp.	18,500	36,386
New World Development	31,600	43,404
Orient Overseas International Ltd.	4,400	14,925
PCCW Ltd.	57,118	35,175
SCMP Group Ltd.	14,000	5,191
Shangri-La Asia Ltd.	18,108	30,244
Sino Land Co.	24,331	29,497
SmarTone Telecommunications Holdings Ltd.	5,500	6,420
Solomon Systech International Ltd.	22,000	9,150
Sun Hung Kai Properties Ltd.	22,000	214,222
Swire Pacific Ltd. Class A	13,500	121,182
Techtronic Industries	14,500	34,503
Television Broadcasts Ltd.	4,000	21,254
Texwinca Holdings Ltd.	10,000	7,222
Wharf Holdings Ltd.	18,000	63,609
Wing Hang Bank Ltd.	3,000	21,590
Yue Yuen Industrial Holdings	7,000	19,546

		2,624,822

Ireland (0.77%)
Allied Irish Bank PLC	13,603	290,688
Bank of Ireland	15,711	247,569
C&C Group PLC	3,945	25,221
CRH PLC	8,632	253,953
DCC PLC	1,234	26,443
Eircom Group PLC (b)	4,016	9,414
Eircom Group PLC	9,639	22,595
Elan Corp. PLC (a)	6,169	83,260
Fyffes PLC	3,720	10,129
Grafton Group PLC (a)	2,970	32,349
Greencore Group PLC	1,824	7,256
Iaws Group PLC	1,628	23,418
Independent News & Media PLC	7,490	22,523
Irish Life & Permanent PLC	4,047	82,697
Kerry Group PLC Class A	1,807	40,026
Kingspan Group PLC	1,726	21,762
Paddy Power PLC	834	11,947
Ryanair Holdings PLC (a)	3,664	36,004

		1,247,254

Italy (3.54%)
Alleanza Assicurazioni	6,586	81,402
Arnoldo Mondadori Editore	1,769	16,451
Assicurazione Generali Itl	15,068	526,607
Autogrill SpA	1,491	20,423
Autostrade SpA	4,287	102,827
Banca Antonveneta SpA	1,290	40,151
Banca Fideuram SpA	4,878	26,508
Banca Intesa	14,188	70,128
Banca Intesa SpA	53,533	283,615
Banca Monte Dei Paschi Siena SpA	16,470	76,972
Banca Nazionale del Lavoro SpA (a)	19,522	64,367
Banca Popolare Di Verona SpA	5,527	111,827
Banche Popolari Unite SCRL	4,937	108,248
Banco Popolare di Milano SCRL	5,998	65,720
Benetton Group	1,018	11,594
Bulgari SpA	2,324	25,946
Capitalia SpA	20,904	121,019
Enel SpA	67,992	534,089
ENI SpA	40,728	1,129,745
Fiat SpA (a)	7,058	61,500
Fineco SpA	2,356	22,677
Finmeccanica SpA	4,383	84,841
Gruppo Editoriale L’Espresso	2,305	12,157
Italcementi SpA	1,048	19,566
Lottomatica SpA (a)	426	15,398
Luxottica Group SpA	1,976	50,133
Mediaset SpA	12,320	130,541
Mediobanca SpA	7,029	134,228
Mediolanum SpA	3,393	22,375
Pirelli & Co. SpA	43,197	39,685
SanPaolo IMI SpA	17,701	276,832
Seat Pagine Gaille (a)	55,520	25,930
Snam Rete Gas	14,606	60,047
Telecom Italia Media SpA (a)	33,055	17,493
Telecom Italia RNC SpA	88,896	220,486
Telecom Italia SpA	170,349	496,123
Terna SpA	18,917	46,695
Tiscali SpA (a)	3,509	11,113
UniCredito Italiano SpA	84,948	585,314

		5,750,773

Japan (25.09%)
77 Bank Ltd.	5,000	37,987
Acom Co. Ltd.	1,050	67,486
Aderans Co. Ltd.	600	18,010

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Japan (Cont.)
Advantest Corp.	1,100	$110,900
Aeon Co. Ltd.	10,600	269,640
Aeon Credit Service Co. Ltd.	400	37,851
Aiful Corp.	975	81,433
Aisin Seiki Co. Ltd.	2,800	102,802
Ajinomoto Co. Inc.	9,000	92,110
Alfresa Holdings Corp.	300	14,042
All Nippon Airways Co. Ltd.	9,000	36,630
Alps Electric Co. Ltd.	3,000	41,794
Amada Co. Ltd.	5,000	44,092
Amano Corp.	1,000	19,078
Anritsu Corp.	1,000	5,690
Aoyama Trading Co. Ltd.	900	30,449
Ariake Japan Co. Ltd.	220	5,419
Asahi Breweries Ltd.	5,800	70,770
Asahi Glass Co. Ltd.	17,000	219,536
Asahi Kasei Corp.	20,000	135,329
Asatsu DK Inc.	400	12,719
Astellas Pharma Inc.	8,998	350,963
Autobacs Seven Co. Ltd.	400	20,995
Bank of Fukuoka Ltd.	8,000	68,444
Bank of Kyoto	4,000	48,332
Bank of Yokohama Ltd.	18,000	147,285
Benesse Corp.	1,000	35,019
Bridgestone Corp.	11,000	228,982
Canon Inc.	12,100	707,932
Canon Sales Co. Inc.	1,000	21,368
Casio Computer Co. Ltd.	3,000	50,214
Central Glass Co. Ltd.	3,000	16,611
Central Japan Railway Co.	27	258,702
Chiba Bank Ltd.	10,000	83,860
Chiyoda Corp.	2,000	45,958
Chubu Electric Power Co. Inc.	8,700	207,292
Chugai Pharmaceutical Co. Ltd.	4,100	87,955
Circle K Sunkus Co. Ltd.	600	15,263
Citizen Watch Co. Ltd.	4,100	34,070
Coca-Cola West Japan Co. Ltd.	500	11,680
Comsys Holdings Corp.	2,000	28,609
Credit Saison Co. Ltd.	2,300	114,868
CSK Corp.	900	44,948
Dai Nippon Printing Co. Ltd.	10,000	178,064
Daicel Chemical Industries	4,000	28,762
Daido Steel Co. Ltd.	5,000	47,781
Daiichi Sanyko Co. Ltd. (a)	9,741	187,899
Daikin Industries Ltd.	3,400	99,462
Dainippon Ink & Chemical Inc.	9,000	38,996
Dainippon Screen Manufacturing Co. Ltd.	3,000	25,107
Daito Trust Construction Co. Ltd.	1,200	62,068
Daiwa House Industry Co. Ltd.	8,000	125,086
Daiwa Securities Group Inc.	19,000	215,398
Denki Kagaku Kogyo KK	7,000	30,924
Denso Corp.	7,800	269,182
Dentsu Inc.	27	87,913
Dowa Mining Co. Ltd.	4,000	43,346
E*Trade Securities Co. Ltd.	7	54,072
eAccess Ltd.	18	12,744
East Japan Railway Co.	56	385,094
Ebara Corp.	4,000	21,605
Eisai Co. Ltd.	3,800	159,495
Electric Power Development	2,100	72,116
Elpida Memory Inc. (a)	500	14,923
Familymart Co. Ltd.	1,000	33,832
Fanuc Ltd.	3,000	254,632
Fast Retailing	1,000	97,766
Fuji Electric Holdings Co. Ltd.	7,000	37,097
Fuji Photo Film Co. Ltd.	8,400	277,780
Fuji Soft ABC Inc.	400	13,397
Fuji Television Network Inc.	8	20,147
Fujikura Ltd.	5,000	40,531
Fujitsu Ltd.	26,000	197,973
Furukawa Electric Co. Ltd. (a)	9,000	70,361
Glory Ltd.	800	13,546
Goodwill Group Inc.	6	12,210
Gunma Bank Ltd.	5,000	36,970
Gunze Ltd.	3,000	19,943
Hakuhodo DY Holdings Inc.	400	28,185
Hankyu Department Stores	2,000	17,467
Hikari Tsushin Inc.	400	37,648
Hino Motors Ltd.	4,000	25,336
Hirose Electric Co. Ltd.	500	66,689
Hitachi Cable Ltd.	2,000	9,395
Hitachi Capital Corp.	700	13,948
Hitachi Chemical Co. Ltd.	1,600	42,328
Hitachi Construction Machine	1,300	30,313
Hitachi Ltd.	53,000	357,273
Hitachi Sofware Engineering	400	8,378
Hokkaido Electric Power	2,400	48,840
Hokuhoku Financial Group Inc.	17,000	79,425
Honda Motor Co. Ltd.	12,600	719,023
House Foods Corp.	800	12,142
Hoya Corp.	6,400	230,093
Ibiden Co. Ltd.	1,700	91,101
Index Corp.	12	21,775
INPEX Corp.	6	53,419
Isetan Co. Ltd.	2,500	53,313
Ishihara Sangyo Kaisha Ltd.	4,000	7,123
Ishikawajima-Harima Heavy Industries Co. Ltd. (a)	17,000	53,767
Ito En Ltd.	400	23,945
Itochu Corp.	22,000	183,559
Itochu Techno-Science Corp.	400	19,163
JAFCO Co. Ltd.	500	44,643
Japan Airlines Corp.	9,000	24,497
Japan Prime Investment Corp.	6	16,840
Japan Real Estate Investment	5	41,209

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Japan (Cont.)
Japan Retail Fund Investment	3	$23,301
Japan Tobacco Inc.	15	218,765
JFE Holdings Inc.	9,400	315,631
JGC Corp.	3,000	57,108
Joyo Bank Ltd.	10,000	59,524
JS Group Corp.	3,500	70,039
JSR Corp.	2,500	65,714
Kajima Corp.	14,000	80,485
Kaken Pharmaceutical Co. Ltd.	1,000	7,792
Kamigumi Co. Ltd.	4,000	35,511
Kaneka Corp.	4,000	48,332
Kansai Electric Power	12,900	277,284
Kansai Paint Co. Ltd.	3,000	25,718
Kao Corp.	9,000	241,150
Katokichi Co. Ltd.	1,800	12,256
Kawasaki Heavy Industries Ltd.	18,000	65,629
Kawasaki Kisen Kaisha Ltd.	7,000	43,923
KDDI Corp.	38	219,104
Keihin Electric Express Railway	6,000	47,314
Keio Electric Railway Co. Ltd.	9,000	53,801
Keisei Electric Co.	4,000	27,303
Keyence Corp.	450	128,015
Kikkoman Corp.	2,000	19,417
Kinden Corp.	2,000	18,061
Kintetsu Corp.	29,000	116,064
Kirin Brewery Co. Ltd.	12,000	139,908
Kobe Steel Ltd.	40,000	129,563
Kokuyo Co. Ltd.	1,300	19,268
Komatsu Ltd.	14,000	231,602
Komori Corp.	1,000	18,400
Konami Corp.	1,500	33,005
Konica Minolta Holdings Inc.	6,500	66,193
Kose Corp.	400	16,009
Koyo Seiko Co. Ltd.	2,000	37,224
Kubota Corp.	16,000	134,447
Kuraray Co. Ltd.	5,000	51,808
Kurita Water Industries Ltd.	1,800	34,265
Kyocera Corp.	2,800	204,180
Kyowa Hakko Kogyo Co. Ltd.	5,000	34,892
Kyushu Electric Power	5,600	121,558
Lawson Inc.	800	32,967
Leopalace21 Corp.	1,700	61,695
Mabuchi Motor Co. Ltd.	400	22,216
Makita Corp.	2,000	49,180
Marubeni Corp.	21,000	112,715
Marui Co. Ltd.	4,700	92,258
Matsui Securities Co. Ltd.	1,500	20,821
Matsumotokiyoshi Co. Ltd.	500	15,814
Matsushita Electric Industries	34,000	655,870
Matsushita Electric Works	5,400	50,458
Mediceo Paltac Holdings Co. Ltd.	1,800	26,053
Meiji Dairies Corp.	4,000	20,248
Meiji Seika Kaisha Ltd.	4,000	21,266
Meitec Corp.	400	12,956
Millea Holdings Inc.	22	378,683
Minebea Co. Ltd.	5,000	26,667
Mitsubishi Chemical Holdings Corp. (a)	16,500	103,951
Mitsubishi Corp.	19,400	429,338
Mitsubishi Electric Corp.	33,000	233,646
Mitsubishi Estate Co. Ltd.	18,000	373,935
Mitsubishi Gas Chem Co.	6,000	56,726
Mitsubishi Heavy Industries Ltd.	44,000	194,005
Mitsubishi Logistics Corp.	2,000	33,680
Mitsubishi Materials Corp.	13,000	66,469
Mitsubishi Rayon Co. Ltd.	8,000	52,911
Mitsubishi UFJ Financial Group	115	1,560,182
Mitsubishi UFJ Securities Co. Ltd.	4,000	50,197
Mitsui & Co. Ltd.	24,000	308,305
Mitsui Chemicals Inc.	9,000	60,516
Mitsui Engineering & Shipbuilding	9,000	29,304
Mitsui Fudosan Co. Ltd.	12,000	243,694
Mitsui Mining & Smelting Co.	8,000	50,265
Mitsui OSK Lines Ltd.	16,000	139,602
Mitsui Sumitomo Insurance Co.	20,000	244,711
Mitsui Trust Holding Inc.	8,000	96,053
Mitsukoshi Ltd.	6,000	39,174
Mitsumi Electric Co. Ltd.	900	10,180
Mizuho Financial Group Inc.	152	1,206,360
Murata Manufacturing Co. Ltd.	3,100	198,720
Namco Bandai Holdings Inc. (a)	2,800	40,931
NEC Corp.	28,000	174,266
NEC Electronics Corp.	500	16,407
Net One Systems Co. Ltd.	9	21,749
NGK Insulators Ltd.	4,000	59,490
NGK Spark Plug Co. Ltd.	3,000	64,866
NHK Spring Co. Ltd.	2,000	20,842
Nichii Gakkan Co.	250	6,359
Nichirei Corp.	3,000	12,515
Nidec Corp.	1,600	136,075
Nikko Cordial Corp.	11,500	182,151
Nikon Corp.	4,000	63,120
Nintendo Co. Ltd.	1,500	181,244
Nippon Building Fund Inc.	5	42,184
Nippon Electric Glass Co. Ltd.	3,000	65,502
Nippon Express Co. Ltd.	11,000	67,062
Nippon Kayaku Co. Ltd.	2,000	17,077
Nippon Light Metal Co. Ltd.	6,000	16,535
Nippon Meat Packers Inc.	3,000	31,492
Nippon Mining Holdings Inc.	11,000	78,255
Nippon Oil Corp.	22,000	170,687
Nippon Paper Group Inc.	14	56,031
Nippon Sheet Glass Co. Ltd.	6,000	26,201
Nippon Shokubai Co. Ltd.	2,000	22,640
Nippon Steel Corp.	97,000	345,445
Nippon Telegraph & Telephone Corp.	85	386,315
Nippon Yusen Kabushiki Kaish	15,000	102,768

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Japan (Cont.)
Nishi-Nippon City Bank Ltd.	7,000	$41,786
Nishimatsu Construction Co.	4,000	16,416
Nissan Chemical Industries	3,000	42,685
Nissan Motor Co. Ltd.	36,800	372,883
Nisshin Seifun Group Inc.	3,300	34,865
Nisshin Steel Co. Ltd.	12,000	38,767
Nisshinbo Industries Inc.	2,000	21,860
Nissin Food Products Co. Ltd.	1,400	40,480
Nitori Co. Ltd.	250	23,318
Nitto Denko Corp.	2,900	225,980
NOK Corp.	1,600	43,414
Nomura Holdings Inc.	28,600	548,065
Nomura Real Estate Office Fund Inc.	3	21,368
Nomura Research Institute	300	36,758
NSK Ltd.	6,000	41,006
NTN Corp.	6,000	47,416
NTT Data Corp.	20	99,546
NTT DoCoMo Inc.	260	396,829
NTT Urban Development Corp.	4	26,489
OBIC Co. Ltd.	100	22,029
Odakyu Electric Railway Co.	9,000	53,572
Obayashi Corp.	9,000	66,316
Oji Paper Co. Ltd.	12,000	70,920
Oki Electric Industries Co. Ltd.	7,000	25,582
Okumura Corp.	3,000	16,865
Olympus Corp.	4,000	105,143
Omron Corp.	3,200	73,803
Onward Kashiyama Co. Ltd.	2,000	39,344
Oracle Corp.	500	24,844
Oriental Land Co. Ltd.	700	38,165
Orix Corp.	1,400	356,722
Osaka Gas Co. Ltd.	29,000	100,081
Pioneer Corp.	2,100	29,131
Promise Co. Ltd.	1,350	89,859
QP Corp.	1,200	10,694
Rakuten Inc. (a)	60	57,998
Resona Holdings Inc. (a)	68	273,880
Ricoh Co. Ltd.	10,000	175,097
Rinnai Corp.	400	9,480
Rohm Co. Ltd.	1,600	174,062
Ryohin Keikaku Co. Ltd.	300	26,175
Sanden Corp.	1,000	4,638
Sanken Electric Co. Ltd.	2,000	32,272
Sankyo Co. Ltd.	700	40,539
Santen Pharmaceutical Co. Ltd.	1,000	27,642
Sanwa Shutter Corp.	2,000	12,346
Sanyo Electric Co. Ltd. (a)	24,000	65,121
Sapporo Breweries	5,000	28,024
SBI Holdings Inc.	70	47,365
Secom Co. Ltd.	3,500	183,109
Sega Sammy Holdings Inc.	1,926	64,508
Seiko Epson Corp.	1,600	40,226
Seino Holdings Co. Ltd.	2,000	21,792
Sekisui Chemical	7,000	47,365
Sekisui House Ltd.	7,000	88,082
Seven & I Holdings Co. Ltd. (a)	12,280	525,832
SFCG Co. Ltd.	80	19,333
Sharp Corp.	14,000	212,965
Shimachu Co. Ltd.	600	18,213
Shimamura Co. Ltd.	300	41,514
Shimano Inc.	1,200	31,543
Shimizu Corp.	9,000	66,164
Shin-Etsu Chemical Co. Ltd.	6,400	340,255
Shinko Securities Co. Ltd.	7,000	35,257
Shinsei Bank Ltd.	14,000	80,960
Shionogi & Co. Ltd.	5,000	70,420
Shiseido Co. Ltd.	6,000	111,926
Shizuoka Bank Ltd.	9,000	90,202
Showa Denko K.K.	14,000	54,606
Showa Shell Sekiyu K.K.	2,500	29,847
Skylark Co. Ltd.	1,200	19,129
SMC Corp.	800	114,300
Softbank Corp.	11,100	468,716
Sojitz Holdings Corp. (a)	2,900	17,213
Sompo Japan Insurance Inc.	13,000	175,817
Sony Corp.	16,000	653,919
Stanley Electric Co. Ltd.	2,200	35,760
Sumitomo Bakelite Co. Ltd.	3,000	24,776
Sumitomo Chemical Co. Ltd.	22,000	151,100
Sumitomo Corp.	18,000	232,755
Sumitomo Electric Industries	11,000	167,050
Sumitomo Heavy Industries	8,000	67,156
Sumitomo Metal Industries	69,000	265,621
Sumitomo Metal Mining Co. Ltd.	8,000	98,970
Sumitomo Mitsui Financial Group Inc.	76	805,529
Sumitomo Osaka Cement Co. Ltd.	5,000	14,584
Sumitomo Realty & Development	6,000	130,496
Sumitomo Rubber Industries	2,000	28,490
Sumitomo Trust & Banking	19,000	194,132
Surgua Bank Ltd.	3,000	37,826
Suzuken Co. Ltd.	880	28,131
T&D Holdings Inc.	3,400	225,446
Taiheiyo Cement Corp.	12,000	48,739
Taisei Corp.	14,000	63,510
Taisho Pharmaceutical Co. Ltd.	3,000	56,217
Taiyo Nippon Sanso Corp.	4,000	26,727
Taiyo Yuden Co. Ltd.	2,000	27,558
Takara Holdings Inc.	3,000	17,806
Takashimaya Co. Ltd.	4,000	63,900
Takeda Pharmaceutical Co. Ltd.	14,200	768,186
Takefuji Corp.	1,660	112,745
Takuma Co. Ltd.	1,000	6,682
Tanabe Seiyaku Co. Ltd.	3,000	29,152
TDK Corp.	1,800	124,085
Teijin Ltd.	12,000	76,211
Teikoku Oil Co.	3,000	39,276

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Japan (Cont.)
Terumo Corp.	2,500	$73,981
The Daimaru Inc.	3,000	43,295
THK Co. Ltd.	1,400	36,563
TIS Inc.	500	15,432
Tobu Railway Co. Ltd.	11,000	57,642
Toda Corp.	3,000	16,484
Toho Co. Ltd.	2,200	49,247
Tohoku Electric Power	6,500	132,276
Tokuyama Corp.	3,000	38,538
Tokyo Broadcasting System	700	18,994
Tokyo Electric Power Co.	18,700	454,280
Tokyo Electron Ltd.	2,400	150,795
Tokyo Gas Co. Ltd.	33,000	146,623
Tokyo Steel Mfg. Co. Ltd.	1,500	21,749
Tokyo Style Co. Ltd.	1,000	12,253
Tokyo Tatemono Co. Ltd.	3,000	29,889
Tokyu Corp.	13,000	91,932
Tokyu Land Corp.	5,000	49,985
TonenGeneral Sekiyu KK	5,000	53,758
Toppan Printing Co. Ltd.	8,000	93,475
Toray Industries Inc.	23,000	187,612
Toshiba Corp.	49,000	292,500
Tosoh Corp.	7,000	30,746
Toto Ltd.	4,000	33,815
Toyo Seikan Kaisha Ltd.	2,600	42,350
Toyo Suisan Kaisha Ltd.	2,000	32,289
Toyobo Co. Ltd.	10,000	33,493
Toyoda Gosei Co. Ltd.	900	17,552
Toyota Industries Corp.	2,800	100,666
Toyota Motor Corp.	45,000	2,335,185
Toyota Tsusho Corp.	3,000	68,173
Trend Micro Inc. (a)	1,500	56,726
UBE Industries Ltd.	14,000	37,987
Uni-Charm Corp.	600	26,964
Uniden Corp.	1,000	19,460
UNY Co. Ltd.	3,000	47,340
Ushio Inc.	2,000	46,721
USS Co. Ltd.	350	22,317
Wacoal Corp.	2,000	27,100
West Japan Railway Co.	25	104,295
Yahoo! Japan Corp.	132	200,348
Yakult Honsha Co. Ltd.	2,000	41,548
Yamada Denki Co. Ltd.	1,200	150,184
Yamaha Corp.	2,700	44,895
Yamaha Motor Co. Ltd.	2,600	67,902
Yamato Holdings Co. Ltd.	6,000	99,512
Yamazaki Baking Co. Ltd.	2,000	16,280
Yaskawa Electric Corp. (a)	3,000	30,271
Yokogawa Electric Corp.	3,000	51,130
Zeon Corp.	3,000	39,683

		40,771,443

Netherlands (3.35%)
ABN Amro Holdings NV	28,011	732,553
Aegon NV	22,421	364,983
Akzo Nobel NV	4,450	206,256
ASML Holding NV (a)	7,049	141,036
Buhrmann NV	1,538	22,633
Corio NV	662	35,974
DSM NV	2,244	91,655
Getronics NV	1,757	23,630
Hagemeyer NV (a)	7,243	23,495
Heineken NV	3,622	114,835
ING Groep NV	29,321	1,017,095
Koninklijke Ahold NV (a)	24,926	186,798
Koninklijke KPN NV	32,128	322,168
Koninklijke Numico NV (a)	2,268	93,924
OCE NV	1,230	17,751
Philips Electronics NV	20,656	641,934
Qiagen NV (a)	2,043	24,042
Randstad Holding NV (a)	699	30,363
Reed Elsevier NV	11,455	160,027
Rodamco Europe NV	645	53,682
SBM Offshore NV	500	40,401
TNT NV	6,613	206,689
Unilever NV-CVA	9,054	620,096
Vedior NV-CVA	2,456	36,404
VNU NV	3,600	119,380
Wereldhave NV	263	24,800
Wolters Kluwer-CVA	4,301	86,970

		5,439,574

New Zealand (0.17%)
Auckland International Airport	12,792	17,295
Contact Energy Ltd.	4,623	20,930
Fisher & Paykel Appliances Class H	2,401	5,689
Fisher & Paykel Healthcare Class C	6,712	17,416
Fletcher Building Ltd.	6,357	32,774
Kiwi Income Property Trust	6,353	5,509
Sky City Entertainment Group	5,666	18,146
Sky Network Television Ltd.	3,715	15,982
Telecom Corp. of New Zealand	29,393	120,627
The Warehouse Group Ltd.	2,278	5,522
Tower Ltd. (a)	4,553	6,467
Vector Ltd. (a)	3,861	6,907
Waste Management Ltd.	2,027	8,485

		281,749

Norway (0.71%)
DNB NOR ASA	11,428	121,911
Frontline Ltd.	839	32,072
Norsk Hydro ASA	2,290	235,131
Norske Skogindustrier ASA	2,662	42,301
Orkla AS Class A	2,876	119,100
Petroleum Geo-Services (a)	777	23,946

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Norway (Cont.)
Prosafe ASA	533	$22,625
Schibsted ASA	662	19,715
Smedvig ASA Class A	613	17,892
Statoil ASA	9,691	222,557
Stolt Offshore SA (a)	2,881	33,508
Stolt-Nielsen SA	507	16,789
Storebrand ASA	3,208	27,687
Tandberg ASA	1,880	11,504
Tandberg Television ASA (a)	819	10,830
Telenor ASA	13,115	128,735
Tomra Systems ASA	3,082	22,056
Yara International ASA	3,074	44,748

		1,153,107

Portugal (0.27%)
Banco BPI SA	4,836	22,100
Banco Comercial Portugues-R	27,801	76,689
Banco Espirito Santo	2,040	32,846
Brisa-Auto Estradas de Portugal SA	4,821	40,866
Cimpor-Cimentos De Portugal	2,953	16,257
Energias De Portugal SA	26,711	82,220
Jeronimo Martins	651	9,788
Portugal Telecom SGPS SA	11,298	114,362
PT Multimedia Servicos	1,318	15,058
Sonae SGPS Rights (a) (d)	11,939	6,133
Sonae SGPS SA	11,939	16,679

		432,998

Singapore (0.81%)
Allgreen Properties Ltd.	6,000	4,691
Ascendas Real Estate Investment Trust	18,900	22,166
Capitaland Ltd.	15,000	31,035
Capitamall Trust	7,000	9,431
Chartered Semiconductor Mfg. Ltd. (a)	18,000	14,074
City Developments Ltd.	7,000	36,628
Comfortdelgro Corp. Ltd.	30,000	28,870
Cosco Corp. Singapore Ltd.	4,000	5,196
Creative Technology Ltd.	650	5,317
Datacraft Asia Ltd. (a)	4,000	4,040
DBS Group Holdings Ltd.	18,652	185,101
Fraser & Neave Ltd.	2,760	30,710
Haw Par Corp. Ltd.	2,792	8,648
Jardine Cycle & Carriage Ltd.	2,004	13,379
Keppel Corp. Ltd.	8,000	52,927
Keppel Land Ltd.	6,000	13,208
Neptune Orient Lines Ltd.	8,000	16,167
Noble Group Ltd.	12,000	9,238
Olam International Ltd.	9,000	8,174
Oversea-Chinese Banking Corp.	36,840	148,455
Parkway Holdings Ltd.	10,000	12,691
Sembcorp Industries Ltd.	12,220	20,138
Sembcorp Logistics Ltd.	4,200	4,294
Sembcorp Marine Ltd.	12,000	19,920
Singapore Petroleum Co. Ltd.	2,000	5,726
Singapore Airlines Ltd.	8,000	59,664
Singapore Exchange Ltd.	13,000	22,675
Singapore Land Ltd.	2,000	6,435
Singapore Post Ltd.	15,000	10,375
Singapore Press Holdings Ltd.	22,000	56,897
Singapore Technologies Engineering	17,000	29,242
Singapore Telecommunications	110,000	172,676
SMRT Corp. Ltd.	17,000	11,043
Stats Chippac Ltd. (a)	16,000	10,682
Suntec REIT	10,000	6,496
United Overseas Bank	19,392	170,284
United Overseas Land Ltd.	5,639	8,513
Venture Corp. Ltd.	4,000	33,200
Want Want Holdings Ltd.	4,000	3,980
Wing Tai Holdings Ltd.	8,000	7,073

		1,319,459

Spain (3.63%)
Abertis Infraestructuras SA	3,360	84,570
AC. Acerinox	2,997	43,607
Acciona SA	489	54,680
ACS Actividades de Cons Y Serv	3,859	124,313
Aguas De Barcelona	8	172
Aguas De Barcelona Class A	818	17,432
Altadis SA	4,797	217,626
Antena 3 de Television SA	1,176	28,040
Banco Bilbao Vizcaya Argentaria SA	53,763	959,842
Banco Popular Espanol	12,610	153,768
Banco Santander Central Hispano SA	93,054	1,228,358
Cintra Concesiones De Infrae (a)	2,827	32,699
Corporacion Mapfre SA	1,686	27,845
Ebro Puleva SA	1,129	18,753
Endesa SA	14,250	374,864
Fomento De Construct Y Contra	661	37,484
Gamesa Corp Technologica	1,414	20,691
Gas Natural SDG SA	2,708	75,854
Grupo Ferrovial	945	65,449
Iberdrola SA	12,868	351,763
Iberia (Lineas Aer De Espana)	5,885	15,955
Inditex	3,260	106,330
Indra Sistemas SA	1,873	36,610
Inmobiliaria Colonial SA	419	23,751
Metrovacesa SA	805	48,891
NH Hoteles SA	1,022	16,032
Promotora De Infom SA	1,117	19,043
Repsol YPF SA	14,629	427,266
Sacyr Vallehermoso SA	1,676	40,875
Sogecable (a)	549	22,008
Telefonica Publicidad e Information SA	2,123	18,021
Telefonica SA	70,598	1,062,314

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Spain (Cont.)
Union Fenosa SA	3,186	$118,551
Zeltia SA	3,034	21,121

		5,894,578

Sweden (2.33%)
Alfa Laval AB	1,527	33,060
ASSA Abloy AB Class B	4,542	71,465
Atlas Copco AB Class A	5,006	111,532
Atlas Copco AB Class B	3,221	64,262
Axfood AB	402	11,233
Billerud Aktiebolag	843	11,036
Capio AB (a)	1,035	18,434
Castellum AB	491	17,676
D. Carnegie & Co. AB	700	10,309
Electrolux AB Class B	4,734	123,050
Elekta AB Class B	1,455	21,611
Eniro AB	2,294	28,875
Ericsson LM Class B	236,188	811,622
Fabege AB	1,086	20,710
Gambo AB Class B	1,242	13,523
Gambro AB Class A	2,436	26,600
Getinge AB Class B	2,617	36,070
Hennes & Mauritz AB Class B	7,948	270,119
Hoganas AB Class B	301	6,517
Holmen AB Class B	780	25,773
Lundin Petroleum AB (a)	2,310	24,424
Modern Times Group (a)	727	30,336
Nordea Bank AB	31,942	331,703
OMX AB	974	13,547
Oriflame Cosmetics SA	400	11,530
Sandvik AB	2,958	137,763
SAS AB (a)	1,227	16,140
Scania AB Class B	1,444	52,256
Securitas AB Class B	4,232	70,316
Skandia Forsakrings AB	19,231	115,224
Skandinaviska Enskilda Bank Class A	7,753	159,559
Skanska AB Class B	5,698	86,784
SKF AB Class B	5,579	78,301
SSAB Svenskt AB Series A	850	30,921
SSAB Svenskt AB Series B	547	18,521
Svenska Cellulosa AB Class B	3,433	128,340
Svenska Handelsbanken	7,715	191,309
Swedish Match AB	5,142	60,517
Tele2 AB Class B	4,780	51,293
Telelogic AB (a)	3,317	8,517
TeliaSonera AB	27,977	150,370
Trelleborg AB Class B	1,248	24,899
Volvo AB Class A	1,460	66,986
Volvo AB Class B	3,770	177,716
Wihlborgs Fastigheter AB (a)	217	5,244
WM Data AB	5,077	16,232

		3,792,225

Switzerland (6.78%)
ABB Ltd. (a)	33,954	329,450
Adecco SA	1,977	91,173
Ciba Specialty Chemicals AG	1,006	65,074
Clariant AG (a)	3,593	52,909
Compagnie Financiere Richemont AG Class A	8,140	354,330
Credit Suisse Group	18,249	930,469
Geberit AG Reg	56	44,321
Givaudan	100	67,768
Holcim Ltd.	2,716	184,987
Kudelski SA Bearer (a)	497	14,769
Kuehne & Nagel International AG	82	23,120
Kuoni Reisen Holding (a)	38	15,732
Logitech International SA (a)	1,154	54,229
Lonza Group AG	532	32,550
Micronas Semiconductor (a)	502	16,618
Nestle SA	6,354	1,900,325
Nobel Biocare Holding AG	353	77,636
Novartis AG	36,868	1,937,320
Phonak Holding AG	687	29,591
PSP Swiss Property AG (a)	541	23,467
Rieter Holding AG	62	18,401
Roche Holding AG	10,812	1,623,384
Schindler Holding AG	75	29,736
Serono SA Class B	93	74,100
SGS SA	62	52,278
SIG Holding AG	93	20,312
Straumann Holding AG	119	27,575
Sulzer AG	51	27,013
Swiss Reinsurance	4,824	353,159
Swisscom AG	349	110,154
Syngenta AG (a)	1,616	201,070
Synthes Inc. (a)	675	75,819
The Swatch Group AG	1,009	30,522
The Swatch Group AG Class B	503	74,643
UBS AG	16,400	1,561,311
Unaxis Holding AG (a)	97	14,609
Valora Holding AG (a)	58	11,244
Zurich Financial Services (a)	2,204	469,632

		11,020,800

United Kingdom (23.49%)
3I Group PLC	8,495	123,868
Aegis Group PLC	15,694	32,942
Aggreko PLC	4,131	19,279
Alliance Unichem PLC	3,864	53,217
AMEC PLC	4,853	28,681
Amvescap PLC	12,875	97,909

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

United Kingdom (Cont.)
Anglo American PLC	21,768	$741,172
ARM Holdings PLC	20,557	42,796
Arriva PLC	2,835	28,412
Associated British Ports Holdings PLC	4,120	41,609
AstraZeneca PLC	24,995	1,216,580
Aviva PLC	37,950	460,315
BAA PLC	17,807	192,094
BAE Systems PLC	51,751	339,901
Balfour Beatty PLC	6,390	39,139
Barclays PLC	101,642	1,068,487
Barratt Developments PLC	4,434	75,219
BBA Group PLC	6,899	38,992
Bellway PLC	1,627	31,604
BG Group PLC	53,948	533,237
BHP Billiton PLC	39,130	639,233
BOC Group PLC	8,371	172,540
Boots Group PLC	11,145	116,009
Bovis Homes Group PLC	1,750	23,997
BP PLC	325,789	3,469,619
Brambles Industries PLC	10,855	77,879
British Airways PLC (a)	7,855	45,139
British American Tobacco PLC	24,442	546,682
British Land Co. PLC	7,568	138,801
British Sky Broadcasting PLC	20,108	171,768
Brixton PLC	3,680	27,383
BT Group PLC	132,704	508,577
Bunzl PLC (d)	5,129	56,300
Burberry Group PLC	4,596	33,982
Cable & Wireless PLC	35,687	73,219
Cadbury Schweppes PLC	33,624	317,886
Capita Group PLC	10,131	72,641
Carnival PLC	2,548	144,667
Cattles PLC	4,859	27,525
Centrica PLC	55,023	241,164
Close Brothers Group PLC	1,821	28,432
Cobham PLC	16,230	47,331
Compass Group PLC	32,345	122,707
Cookson Group PLC (a)	2,731	19,969
Corus Group PLC	68,442	69,475
Daily Mail & General NV	4,634	62,826
De La Rue PLC	2,213	17,800
Diageo PLC	46,731	677,376
DSG International PLC	28,268	79,640
Electrocomponents PLC	6,845	33,093
EMAP PLC	3,934	58,412
EMI Group PLC	11,954	49,875
Enterprise Inns	5,892	95,087
First Choice Holidays PLC	7,204	30,986
FirstGroup PLC	5,780	39,952
FKI PLC	9,705	19,369
Friends Provident PLC	27,585	89,937
Gallaher Group PLC	9,785	147,728
GKN PLC	11,565	57,305
GlaxoSmithKline PLC	91,261	2,306,544
Great Portland Estates	2,365	17,476
Group 4 Securicor PLC	16,107	44,616
GUS PLC	13,968	248,010
Hammerson PLC	4,119	72,426
Hanson PLC	11,096	121,989
Hays PLC	25,150	54,305
HBOS PLC	59,939	1,024,032
Hilton Group PLC	23,591	147,538
HMV Group PLC	6,211	19,315
HSBC Holdings PLC	176,561	2,834,204
ICAP PLC	6,833	47,612
IMI PLC	5,051	43,712
Imperial Chemical Industries PLC	17,327	98,973
Imperial Tobacco Group PLC	11,537	344,784
Inchcape PLC	1,092	42,855
Intercontinental Hotels Group PLC	7,682	110,956
International Power PLC (a)	21,544	88,774
Intertek Group PLC	2,410	28,900
Invensys PLC (a)	76,382	24,312
iSOFT Group PLC	3,512	23,535
ITV PLC	60,438	116,982
Johnson Matthey PLC	3,433	83,399
Kelda Group PLC	5,624	74,893
Kesa Electricals PLC	7,775	34,780
Kingfisher PLC	35,221	143,768
Land Securities Group PLC	7,695	220,169
Legal and General Group PLC	106,738	224,044
Liberty International PLC	3,419	57,677
Lloyds TSB Group PLC	88,519	743,970
LogicaCMG PLC	17,725	54,054
London Stock Exchange PLC	3,964	42,284
Man Group PLC	4,422	145,314
Marconi Corp. PLC (a)	2,976	19,802
Marks & Spencer Group PLC	27,173	236,093
Meggitt PLC	7,332	45,665
MFI Furniture Group PLC	9,514	13,095
Misys PLC	7,550	31,013
Mitchells & Butler	7,660	55,088
National Express Group PLC	1,974	29,225
National Grid PLC	43,379	424,292
National Grid Transco PLC (a) (d)	45,526	8
Next PLC	3,925	103,658
Pearson PLC	11,968	141,563
Peninsular & Orient Steam Navigation Co.	10,985	88,073
Persimmon PLC	4,106	88,870
Pilkington PLC	15,883	40,717
Premier Farnell PLC	5,332	15,848
Provident Financial PLC	3,617	34,071
Prudential PLC	37,253	352,516
Punch Taverns PLC	3,930	57,406
Rank Group PLC	9,223	48,517

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

United Kingdom (Cont.)
Reckitt Benckiser PLC	9,956	$328,882
Reed Elsevier PLC	18,761	176,239
Rentokil Intial PLC	27,854	78,354
Resolution PLC	2,834	31,596
Reuters Group PLC	21,137	156,557
Rexam PLC	8,359	73,059
Rio Tinto PLC	16,893	771,660
Rolls Royce Group (a)	26,190	192,631
Royal & Sun Alliance Insurance Group PLC	43,432	93,966
Royal Bank of Scotland Group	49,160	1,484,375
Royal Dutch Shell PLC Class A	63,504	1,934,970
Royal Dutch Shell PLC Class B	43,302	1,384,230
Sabmiller PLC	13,261	242,073
Sage Group PLC	19,770	87,757
Sainsbury	20,353	110,392
Schroders PLC	1,750	28,603
Scottish & Newcastle PLC	11,093	92,851
Scottish & Southern Energy PLC	14,020	244,591
Scottish Power PLC	27,632	258,385
Serco Group PLC	6,684	36,138
Severn Trent PLC	5,272	98,324
Signet Group PLC	26,676	49,338
Slough Estates PLC	5,900	60,753
Smith & Nephew PLC	13,652	125,780
Smiths Group PLC	8,288	149,154
SSL International PLC	2,302	12,100
Stagecoach Group	11,851	23,550
Tate & Lyle PLC	6,937	67,195
Taylor Woodrow PLC	8,540	55,907
Tesco PLC	124,118	707,902
The Berkeley Group Holdings PLC (a)	1,551	29,647
The Davis Service Group PLC	2,333	19,447
TI Automotive Ltd. (a) (d)	7,024	—
Tomkins PLC	11,645	60,056
Travis Perkins PLC	1,646	39,647
Trinity Mirror PLC	4,523	44,590
Unilever PLC	44,200	438,406
United Business Media PLC	4,343	47,597
United Utilities PLC	13,187	152,238
Vodafone Group PLC	988,499	2,134,394
Whitbread PLC	3,878	63,318
William Hill PLC	5,644	52,000
Wimpey (George) PLC	5,627	46,470
Wolseley PLC	9,750	205,492
WPP Group PLC	19,719	213,398
Yell Group PLC	10,366	95,683

		38,169,181

Total Common Stocks (cost $128,626,666)		158,746,022

Preferred Stocks (0.20%)

Germany (0.20%)
Fresenius Medical Care PFD	385	35,940
Henkel KGaA	879	88,455
Porsche AG PFD	117	84,075
ProSiebenSat.1 Media AG	1,119	21,660
RWE AG-Non Vtg PFD	640	41,249
Volkswagen AG PFD	1,577	60,678

		332,057

Total Preferred Stocks (cost $232,522)		332,057

Exchange-Traded Funds (0.10%)
IShares MSCI EAFE Index Fund	2,751	163,574

Total Exchange-Traded Funds (cost $125,932)		163,574

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Principal amount	Value
Repurchase Agreement (3.06%)
Investors Bank & Trust Repurchase Agreement, (e) 3.020%, to be repurchased at $4,975,115 on 01/03/2006	$4,973,447	$4,973,447

Total Repurchase Agreement (cost $4,973,447)		4,973,447

TOTAL INVESTMENTS (101.06%) (cost $133,958,567)		164,215,100

LIABILITIES, NET OF CASH (f) AND OTHER ASSETS (-1.06%)		(1,725,762)

NET ASSETS (100.0%)		$162,489,338

(a)	Non-income producing security.

(b)	These shares may only be resold to qualified institutional buyers in transactions exempt from registration.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of this security amounted to $57,889 or 0.03% of net assets.

(d)	Security valued at fair value.

(e)	Repurchase agreement is fully collateralized by Government Agency Securities with a coupon rate of 4.02%, a maturity date of April 1, 2034, and a market value of $5,222,119 as of December 31, 2005.

(f)	At December 31, 2005, cash has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

Approximately 30.68% of the investment securities are denominated in the Euro, followed by 24.83% in the Japanese Yen, 23.24% in the British Pound, 6.71% in the Swiss Franc, 5.06% in the Australian Dollar, 3.13% in the United States Dollar and 2.31% in the Swedish Krone. The remaining investment securities representing 4.04% of total investments are denominated in five currencies, each of which represents less than 1.60% of total investments.

INTERNATIONAL INDEX FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$45,282,537	27.87%
Consumer Discretionary	19,586,866	12.05
Industrials	17,027,025	10.48
Energy	12,844,594	7.90
Materials	12,750,734	7.85
Health Care	12,536,410	7.72
Consumer Staples	12,370,745	7.61
Information Technology	9,848,569	6.06
Telecommunication Services	8,981,959	5.53
Utilities	7,848,640	4.83

Total Stocks	159,078,079	97.90
Exchange-Traded Funds	163,574	0.10
Repurchase Agreement	4,973,447	3.06
Liabilities, Net of Cash and Other Assets	(1,725,762)	(1.06)

Net Assets	$162,489,338	100.00%

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Shares	Value
Registered Investment Companies (99.74%)
State Farm Mutual Fund Trust Bond Fund Institutional Shares (38.57%) (a)	6,765,306	$70,223,877
State Farm Mutual Fund Trust Equity Fund Institutional Shares (61.17%) (a)	13,920,173	111,361,382

Total Registered Investment Companies (cost $ 179,749,961)		181,585,259

TOTAL INVESTMENTS (99.74%) (cost $ 179,749,961)		181,585,259
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.26%)		479,066

NET ASSETS (100.00%)		$182,064,325

(a)	The Equity and Bond Fund’s investment adviser is an affiliate of the issuer.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Principal amount	Value
Corporate Bonds (41.94%)

Aerospace/Defense (0.34%)
General Dynamics Corp.
4.250%, 05/15/2013	$1,000,000	$956,535

Agriculture, Foods, & Beverage (3.01%)
Coca-Cola Enterprises Inc.
2.500%, 09/15/2006	1,000,000	982,706
Bottling Group LLC
2.450%, 10/16/2006	500,000	490,374
General Mills Inc.
2.625%, 10/24/2006	500,000	489,618
Kellogg Co.
2.875%, 06/01/2008	500,000	476,384
Sara Lee Corp.
2.750%, 06/15/2008	1,000,000	945,770
Kraft Foods Inc.
4.125%, 11/12/2009	1,000,000	967,658
WM Wrigley Jr. Co.
4.300%, 07/15/2010	1,000,000	981,447
ConAgra Inc.
7.875%, 09/15/2010	500,000	550,871
Kellogg Co.
6.600%, 04/01/2011	500,000	535,295
General Mills Inc.
6.000%, 02/15/2012	500,000	523,273
Bottling Group LLC
4.625%, 11/15/2012	500,000	492,969
Coca-Cola Bottling Co.
5.300%, 04/01/2015	500,000	492,786
PepsiAmericas Inc.
5.000%, 05/15/2017	500,000	493,363

		8,422,514

Automotive (2.03%)
Daimler Chrysler North America
6.400%, 05/15/2006	500,000	502,479
General Motors Acceptance Corp.
6.125%, 02/01/2007	1,000,000	954,647
6.150%, 04/05/2007	500,000	472,275
Ford Motor Credit Co.
4.950%, 01/15/2008	1,000,000	895,994
Toyota Motor Credit Corp.
2.875%, 08/01/2008	1,000,000	954,432
Ford Motor Credit Co.
5.625%, 10/01/2008	500,000	438,726
Goodyear Tire & Rubber Co.
7.857%, 08/15/2011	500,000	487,500
General Motors Acceptance Corp.
6.875%, 09/15/2011	500,000	455,973
Daimler Chrysler North America
6.500%, 11/15/2013	500,000	523,524

		5,685,550

Banks (2.44%)
JPMorgan Chase & Co.
3.625%, 05/01/2008	500,000	486,320
Bank One Corp.
2.625%, 06/30/2008	1,000,000	947,574
Bank of America Corp.
3.250%, 08/15/2008	1,000,000	960,930
Wells Fargo & Co.
4.200%, 01/15/2010	1,000,000	973,531
Bank of America Corp.
4.250%, 10/01/2010	1,000,000	972,404
Bank of New York
4.950%, 01/14/2011	1,000,000	998,499
US Bank NA
4.950%, 10/30/2014	500,000	494,746
Fifth Third Bank
4.750%, 02/01/2015	500,000	485,378
Suntrust Banks Inc.
5.000%, 09/01/2015	500,000	494,277

		6,813,659

Building Materials & Construction (1.41%)
Masco Corp.
6.750%, 03/15/2006	500,000	501,765
Cooper Industries Ltd. (a)
5.250%, 11/15/2012	1,000,000	1,005,774
Hanson Australia Funding
5.250%, 03/15/2013	500,000	495,653
Leggett & Platt Inc.
4.700%, 04/01/2013	500,000	487,124
CRH America Inc.
5.300%, 10/15/2013	1,000,000	1,000,308
Masco Corp.
4.800%, 06/15/2015	500,000	466,083

		3,956,707

Chemicals (1.11%)
Air Products & Chemicals Inc.
4.125%, 12/01/2010	1,000,000	967,799
E.I. du Pont de Nemours and Co.
4.125%, 03/06/2013	500,000	471,995
4.875%, 04/30/2014	500,000	491,418
PPG Industries Inc.
7.400%, 08/15/2019	500,000	574,484
The Dow Chemical Co.
7.375%, 11/01/2029	500,000	602,410

		3,108,106

Commercial Service/Supply (1.03%)
RR Donnelley & Sons Co.
4.950%, 05/15/2010	500,000	487,543
First Data Corp.
4.500%, 06/15/2010	500,000	482,840

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Principal amount	Value
Corporate Bonds (Cont.)
Commercial Service/Supply (Cont.)
Pitney Bowes Inc.
4.625%, 10/01/2012	$500,000	$489,486
RR Donnelley & Sons Co.
4.950%, 04/01/2014	1,000,000	933,667
Pitney Bowes Inc.
4.875%, 08/15/2014	500,000	492,211

		2,885,747

Computers (0.18%)
International Business Machines Corp.
4.250%, 09/15/2009	500,000	490,142

Consumer & Marketing (1.96%)
The Gillette Co.
2.500%, 06/01/2008	500,000	474,028
The Procter & Gamble Co.
3.500%, 12/15/2008	500,000	482,821
Clorox Co.
4.200%, 01/15/2010	500,000	484,501
Newell Rubbermaid Inc.
4.000%, 05/01/2010	500,000	473,119
Reed Elsevier Capital
4.625%, 06/15/2012	500,000	484,566
Avery Dennison Corp.
4.875%, 01/15/2013	500,000	493,088
The Procter & Gamble Co.
4.950%, 08/15/2014	1,000,000	1,002,295
Clorox Co.
5.000%, 01/15/2015	500,000	492,505
Kimberly-Clark Corp.
6.250%, 07/15/2018	1,000,000	1,102,556

		5,489,479

Electronic/Electrical Mfg. (1.01%)
Raytheon Co.
6.550%, 03/15/2010	500,000	526,862
Emerson Electric Co.
7.125%, 08/15/2010	315,000	344,271
General Electric Co.
5.000%, 02/01/2013	500,000	499,740
Emerson Electric Co.
4.500%, 05/01/2013	500,000	485,690
4.750%, 10/15/2015	1,000,000	978,417

		2,834,980

Financial Services (3.71%)
Caterpillar Financial Services Corp.
5.950%, 05/01/2006	500,000	502,001
2.700%, 07/15/2008	500,000	475,014
4.500%, 06/15/2009	500,000	493,044
Household Finance Corp.
4.125%, 11/16/2009	1,000,000	965,489
Citigroup Inc.
4.125%, 02/22/2010	1,000,000	971,505
SLM Corp.
4.500%, 07/26/2010	1,000,000	979,020
John Deere Capital Corp.
4.875%, 10/15/2010	1,000,000	995,127
General Electric Capital Corp.
4.875%, 10/21/2010	1,000,000	997,784
American Express Credit
5.000%, 12/02/2010	1,000,000	1,000,687
Household Finance Corp.
5.250%, 01/14/2011	500,000	500,256
Citigroup Inc.
5.125%, 05/05/2014	500,000	500,085
Goldman Sachs Group Inc.
5.500%, 11/15/2014	500,000	507,094
General Electric Capital Corp.
4.875%, 03/04/2015	500,000	493,124
Verizon Network Funding Corp.
4.900%, 09/15/2015	500,000	484,002
Citigroup Inc.
5.300%, 01/07/2016	500,000	504,094

		10,368,326

Forest Products & Paper (0.77%)
International Paper Co.
6.750%, 09/01/2011	500,000	531,891
MeadWestvaco Corp.
6.850%, 04/01/2012	500,000	531,784
International Paper Co.
5.250%, 04/01/2016	500,000	475,240
Willamette Industries Inc.
9.000%, 10/01/2021	500,000	624,015

		2,162,930

Health Care (5.26%)
Abbott Laboratories
6.400%, 12/01/2006	500,000	506,532
Bristol-Myers Squibb Co.
4.000%, 08/15/2008	1,000,000	979,647
Abbott Laboratories
3.500%, 02/17/2009	500,000	481,948
Hillenbrand Industries
4.500%, 06/15/2009	1,000,000	979,876
Amgen Inc.
4.000%, 11/18/2009	500,000	484,856
Genentech Inc.
4.400%, 07/15/2010	1,000,000	982,287
Medtronic Inc. (a)
4.375%, 09/15/2010	500,000	489,898
Merck & Co. Inc.
4.375%, 02/15/2013	500,000	474,564

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Principal amount	Value
Corporate Bonds (Cont.)

Health Care (Cont.)
Wyeth
5.500%, 03/15/2013	$500,000	$506,884
Becton Dickinson & Co.
4.550%, 04/15/2013	500,000	488,502
Johnson & Johnson
3.800%, 05/15/2013	1,000,000	949,806
Schering-Plough Corp.
5.550%, 12/01/2013	1,000,000	1,018,765
Pfizer Inc.
4.500%, 02/15/2014	1,000,000	978,679
GlaxoSmithKline
4.375%, 04/15/2014	1,000,000	958,644
AstraZeneca PLC SP
5.400%, 06/01/2014	1,000,000	1,030,865
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	990,641
Amgen Inc.
4.850%, 11/18/2014	500,000	492,191
Merck & Co. Inc.
4.750%, 03/01/2015	500,000	478,182
Baxter International Inc.
4.625%, 03/15/2015	1,000,000	954,805
Medtronic Inc. (a)
4.750%, 09/15/2015	500,000	485,965

		14,713,537

Machinery & Manufacturing (2.42%)
United Technologies Corp.
4.375%, 05/01/2010	500,000	491,955
Deere & Co.
7.850%, 05/15/2010	500,000	557,658
Bemis Co. Inc.
4.875%, 04/01/2012	500,000	489,963
Goodrich Corp.
7.625%, 12/15/2012	500,000	567,121
Parker Hannifin Corp.
4.875%, 02/15/2013	500,000	494,936
Johnson Controls Inc.
4.875%, 09/15/2013	750,000	723,529
United Technologies Corp.
4.875%, 05/01/2015	1,000,000	990,218
Ingersoll-Rand Co. Ltd.
4.750%, 05/15/2015	1,000,000	971,970
Thermo Electron Corp.
5.000%, 06/01/2015	500,000	487,172
Dover Corp.
4.875%, 10/15/2015	1,000,000	982,011

		6,756,533

Media & Broadcasting (1.02%)
The Walt Disney Co.
5.500%, 12/29/2006	500,000	502,281
Knight-Ridder Inc.
9.875%, 04/15/2009	500,000	542,409
New York Times Co.
4.500%, 03/15/2010	500,000	484,324
Knight-Ridder Inc.
4.625%, 11/01/2014	1,000,000	826,988
New York Times Co.
5.000%, 03/15/2015	500,000	483,857

		2,839,859

Mining & Metals (1.68%)
Rio Tinto Finance USA Ltd.
2.625%, 09/30/2008	1,000,000	941,948
Alcoa Inc.
7.375%, 08/01/2010	500,000	547,976
BHP Billiton Finance
5.000%, 12/15/2010	500,000	500,061
Alcoa Inc.
6.500%, 06/01/2011	250,000	266,877
BHP Billiton Finance
4.800%, 04/15/2013	500,000	493,092
Barrick Gold Finance Inc.
4.875%, 11/15/2014	1,000,000	967,956
Alcan Inc.
5.000%, 06/01/2015	1,000,000	970,034

		4,687,944

Oil & Gas (1.10%)
BP Capital Markets PLC
2.625%, 03/15/2007	1,000,000	974,867
ChevronTexaco Capital Co.
3.500%, 09/17/2007	500,000	489,814
Phillips Petroleum Co.
8.750%, 05/25/2010	500,000	575,151
Marathon Oil Corp.
6.125%, 03/15/2012	500,000	530,188
National Fuel Gas Co.
5.250%, 03/01/2013	500,000	497,412

		3,067,432

Retailers (3.31%)
Safeway Inc.
4.125%, 11/01/2008	1,000,000	968,320
May Department Stores Co.
4.800%, 07/15/2009	1,000,000	986,054
CVS Corp.
4.000%, 09/15/2009	1,000,000	961,780
Home Depot Inc.
3.750%, 09/15/2009	1,000,000	964,869
Wal-Mart Stores Inc.
4.125%, 07/01/2010	1,000,000	969,306

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Principal amount	Value
Corporate Bonds (Cont.)

Retailers (Cont.)
Home Depot Inc.
4.625%, 08/15/2010	$500,000	$496,801
Safeway Inc.
4.950%, 08/16/2010	500,000	486,939
Albertson’s Inc.
7.500%, 02/15/2011	500,000	510,345
Wal-Mart Stores Inc.
4.550%, 05/01/2013	1,000,000	974,809
McDonald’s Corp.
4.125%, 06/01/2013	1,000,000	946,797
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	1,000,834

		9,266,854

Telecom & Telecom Equipment (1.86%)
Cingular Wireless
5.625%, 12/15/2006	500,000	503,611
GTE North Inc.
5.650%, 11/15/2008	500,000	498,697
Vodafone Group PLC
7.750%, 02/15/2010	500,000	547,633
Deutsche Telekom International Financial
8.500%, 06/15/2010	500,000	566,885
Telstra Corp. Ltd.
6.375%, 04/01/2012	500,000	529,656
Alltel Corp.
7.000%, 07/01/2012	500,000	549,722
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	994,674
SBC Communications Inc.
5.625%, 06/15/2016	1,000,000	1,006,162

		5,197,040

Utilities & Energy (6.29%)
Alabama Power Co.
7.125%, 10/01/2007	300,000	311,168
3.125%, 05/01/2008	500,000	480,540
Pacificorp
4.300%, 09/15/2008	1,000,000	984,544
Duke Energy Corp.
4.500%, 04/01/2010	500,000	490,204
Progress Energy Florida
4.500%, 06/01/2010	500,000	489,681
Commonwealth Edison
4.740%, 08/15/2010	500,000	488,711
Puget Sound Energy Inc.
7.690%, 02/01/2011	500,000	556,252
Reliant Energy
7.750%, 02/15/2011	500,000	552,839
Oncor Electric Delivery
6.375%, 05/01/2012	500,000	527,248
Tampa Electric Co.
6.875%, 06/15/2012	500,000	546,888
Northern States Power Co.
8.000%, 08/28/2012	500,000	584,655
Southern California Gas
4.800%, 10/01/2012	500,000	494,414
Georgia Power
5.125%, 11/15/2012	200,000	201,471
MidAmerican Energy Co.
5.125%, 01/15/2013	1,000,000	1,001,678
Florida Power Corp.
4.800%, 03/01/2013	500,000	489,720
Peoples Gas Lt.
4.625%, 05/01/2013	500,000	491,389
Wisconsin Electric Power
4.500%, 05/15/2013	1,000,000	966,717
Vectren Utility Holdings
5.250%, 08/01/2013	500,000	498,559
PSI Energy
5.000%, 09/15/2013	1,000,000	982,652
Boston Edison
4.875%, 04/15/2014	1,000,000	988,470
Union Elec Co.
5.500%, 05/15/2014	500,000	510,847
Atmos Energy Corp.
4.950%, 10/15/2014	1,000,000	963,645
Union Elec Co.
4.750%, 04/01/2015	500,000	483,763
Commonwealth Edison
4.700%, 04/15/2015	500,000	478,340
Southwestern Electric Power
5.375%, 04/15/2015	500,000	499,198
San Diego Gas
5.300%, 11/15/2015	500,000	505,863
Consolidated Edison Co. NY
5.375%, 12/15/2015	1,000,000	1,014,507
Equitable Resources Inc.
5.150%, 03/01/2018	500,000	495,690
Southern California Gas
5.450%, 04/15/2018	500,000	511,378

		17,591,031

Total Corporate Bonds (cost $118,201,600)		117,294,905

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Principal amount	Value
Taxable Municipal Bonds (0.68%)
Illinois State
3.850%, 06/01/2013	$1,000,000	$932,450
New Jersey State Turnpike Authority
Transportation
2.840%, 01/01/2008	1,000,000	963,240

Total Taxable Municipal Bonds (cost $ 1,998,449)		1,895,690

Foreign Government Bonds (0.18%)
Province of Ontario
5.500%, 10/01/2008	500,000	509,678

Total Foreign Government Bonds (cost $ 484,453)		509,678

Government Agency Securities (32.46%) (b)

Agency Notes & Bonds (5.71%)
Federal Home Loan Mortgage Corp.
6.625%, 09/15/2009	1,000,000	1,062,442
4.500%, 07/15/2013	1,500,000	1,472,308
5.200%, 03/05/2019	2,000,000	1,951,826
5.300%, 05/12/2020	3,000,000	2,923,122
Federal National Mortgage Association
5.500%, 02/15/2006	500,000	500,466
6.625%, 10/15/2007	500,000	515,817
3.250%, 01/15/2008	3,000,000	2,914,329
3.250%, 08/15/2008	1,500,000	1,446,177
6.625%, 11/15/2010	1,000,000	1,080,659
4.375%, 09/15/2012	1,500,000	1,465,670
7.125%, 01/15/2030	500,000	652,695

		15,985,511

Mortgage-Backed Securities (26.75%)
Federal Home Loan Mortgage Corp.
5.000%, 07/01/2018	744,591	738,232
5.000%, 09/01/2018	694,453	688,754
5.000%, 09/01/2018	639,463	634,002
5.500%, 11/01/2018	637,075	641,110
4.500%, 11/01/2018	1,445,958	1,410,270
5.000%, 01/01/2019	697,595	691,016
5.000%, 04/01/2019	751,812	744,722
4.500%, 05/01/2019	793,469	773,300
4.000%, 05/01/2019	845,092	806,385
5.500%, 06/01/2019	1,165,111	1,172,353
5.000%, 01/01/2020	864,861	856,705
5.500%, 04/01/2020	899,954	905,413
5.500%, 07/01/2020	1,866,149	1,877,749
6.000%, 11/01/2028	95,592	96,860
6.500%, 06/01/2029	165,488	170,227
7.500%, 12/01/2030	16,372	17,185
7.000%, 07/01/2031	15,893	16,558
6.500%, 09/01/2031	30,867	31,697
6.000%, 11/01/2032	408,567	413,355
6.000%, 12/01/2032	204,597	206,995
5.500%, 05/01/2033	2,326,661	2,311,003
5.500%, 07/01/2033	1,528,545	1,518,257
5.000%, 08/01/2033	1,547,770	1,503,832
5.500%, 03/01/2034	912,160	904,680
5.000%, 04/01/2034	1,318,599	1,279,161
6.000%, 07/01/2034	2,060,645	2,081,416
5.000%, 05/01/2035	1,923,216	1,861,914
5.500%, 05/01/2035	1,903,640	1,886,587
4.500%, 08/01/2035	991,607	932,937
Federal National Mortgage Association
6.000%, 09/01/2013	344,851	352,381
5.500%, 12/01/2016	175,038	176,322
5.500%, 01/01/2017	91,010	91,677
5.500%, 01/01/2017	660,193	665,033
6.500%, 01/01/2017	84,641	87,074
5.500%, 02/01/2017	589,680	594,003
5.000%, 03/01/2017	703,612	697,206
6.000%, 04/01/2017	106,830	109,203
5.500%, 01/01/2018	431,782	434,766
5.000%, 02/01/2018	786,072	778,916
5.000%, 05/01/2018	590,466	585,526
5.000%, 05/01/2018	1,153,228	1,142,546
5.000%, 05/01/2018	1,163,353	1,152,578
4.500%, 05/01/2018	1,393,746	1,359,344
4.500%, 05/01/2018	1,402,851	1,368,225
4.500%, 03/01/2019	803,910	783,932
5.500%, 10/01/2019	1,643,074	1,653,834
5.000%, 11/01/2019	1,668,238	1,651,264
4.500%, 12/01/2019	874,126	851,896
5.000%, 06/01/2020	1,430,219	1,414,997
4.500%, 09/01/2020	1,472,792	1,433,184
7.500%, 09/01/2029	107,733	112,983
8.000%, 03/01/2030	17,565	18,763
6.500%, 05/01/2030	139,739	143,906
6.500%, 08/01/2031	39,132	40,225
7.000%, 08/01/2031	31,932	33,334
6.500%, 10/01/2031	96,117	98,802
6.000%, 11/01/2031	106,393	107,647
7.000%, 01/01/2032	115,283	120,344
6.000%, 03/01/2032	126,856	128,351
6.500%, 03/01/2032	55,106	56,644
6.500%, 04/01/2032	406,333	417,601
7.000%, 04/01/2032	128,867	134,481
6.500%, 05/01/2032	825,037	851,269
6.000%, 05/01/2032	97,593	98,687
6.500%, 06/01/2032	130,250	133,862
7.000%, 06/01/2032	200,941	209,695
7.000%, 06/01/2032	205,461	214,411
6.500%, 07/01/2032	278,460	286,182
6.000%, 08/01/2032	435,915	440,802

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Principal amount	Value
Government Agency Securities

Mortgage-Backed Securities (Cont.)
6.500%, 10/01/2032	$564,333	$579,983
5.500%, 10/01/2032	1,460,850	1,450,564
6.000%, 11/01/2032	522,865	528,727
6.000%, 01/01/2033	319,512	323,094
5.500%, 03/01/2033	501,859	498,179
5.500%, 03/01/2033	1,172,407	1,163,809
6.000%, 04/01/2033	727,627	735,224
5.000%, 05/01/2033	728,996	708,891
5.000%, 05/01/2033	1,050,992	1,022,006
5.000%, 08/01/2033	1,425,536	1,386,221
5.500%, 10/01/2033	1,093,994	1,085,972
5.000%, 03/01/2034	2,306,024	2,242,426
5.500%, 05/01/2034	1,604,742	1,590,564
6.000%, 07/01/2034	973,775	982,982
5.500%, 12/01/2034	2,260,589	2,240,616
5.500%, 04/01/2035	1,922,361	1,903,939
5.500%, 07/01/2035	2,393,312	2,370,377
5.000%, 10/01/2035	1,483,235	1,437,193
Government National Mortgage Association
6.000%, 05/15/2017	302,050	310,257
6.500%, 06/15/2028	168,923	176,887
6.000%, 11/15/2028	194,566	199,546
6.500%, 03/15/2029	190,096	198,923
7.000%, 06/15/2029	138,466	145,446
7.500%, 08/20/2030	46,156	48,319
6.500%, 11/15/2031	13,345	13,949
6.000%, 01/15/2032	110,279	113,052
5.500%, 10/15/2033	1,166,000	1,175,165
5.000%, 11/20/2033	1,442,672	1,419,928
6.000%, 12/20/2033	545,610	558,107

		74,814,917

Total Government Agency Securities (cost $ 92,124,273)		90,800,428

U.S. Treasury Obligations (21.55%)
U.S. Treasury Bonds
7.250%, 05/15/2016	3,000,000	3,683,673
7.500%, 11/15/2016	1,500,000	1,884,141
8.125%, 08/15/2019	750,000	1,017,481
6.250%, 08/15/2023	3,000,000	3,582,423
6.875%, 08/15/2025	1,000,000	1,287,812

U.S. Treasury Notes
4.625%, 05/15/2006	3,000,000	3,003,048
6.500%, 10/15/2006	3,000,000	3,045,585
4.375%, 05/15/2007	3,000,000	2,997,540
6.125%, 08/15/2007	1,750,000	1,796,347
3.000%, 11/15/2007	2,000,000	1,950,156
5.500%, 02/15/2008	2,000,000	2,044,766

	Shares or principal amount	Value
5.625%, 05/15/2008	$3,000,000	$3,081,798
4.750%, 11/15/2008	3,000,000	3,028,827
6.000%, 08/15/2009	4,600,000	4,847,968
6.500%, 02/15/2010	2,000,000	2,157,422
5.750%, 08/15/2010	4,000,000	4,231,720
5.000%, 08/15/2011	4,000,000	4,128,592
4.375%, 08/15/2012	4,000,000	3,999,532
4.000%, 11/15/2012	1,500,000	1,467,715
4.250%, 08/15/2013	4,000,000	3,964,220
4.750%, 05/15/2014	3,000,000	3,073,008

Total U.S. Treasury Obligations (cost $ 60,560,841)		60,273,774

Short-term Investments (2.47%)
JPMorgan Treasury Plus Money Market Fund	6,902,304	6,902,304

Total Short-term Investments (cost $ 6,902,304)		6,902,304

TOTAL INVESTMENTS (99.28%) (cost $ 280,271,920)		277,676,779

OTHER ASSETS, NET OF LIABILITIES (0.72%)		2,021,802

NET ASSETS (100.00%)		$279,698,581

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $1,981,637 or 0.71% of net assets.

(b)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (97.45%)

California (9.05%)
Department of Water and Power of the City of Los Angeles, California, Power System Revenue Bonds, 2001 Series A, Subseries A-1	5.250%	07/01/2015	Aa3	$1,500,000	$1,612,215
State of California, Economic Recovery Bonds, Series A	5.000%	07/01/2017	Aa3	900,000	953,046
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2017	Aaa	1,395,000	1,506,028
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2018	Aaa	1,500,000	1,614,225
State of California, General Obligation Bonds	5.250%	02/01/2019	A2	2,200,000	2,352,504
State of California, Various Purpose General Obligation Bonds	5.000%	02/01/2019	A2	650,000	677,242
Metropolitan Water District of Southern California, Water Revenue Refunding Bonds, 1996 Series B	4.750%	07/01/2021	Aaa	230,000	230,968
Metropolitan Water District Southern of California, Water Revenue Refunding Bonds, 1996 Series B (Prerefunded to 07-01-2006 @ 100) (b)	4.750%	07/01/2021	Aaa	155,000	156,215
State of California, Various Purpose General Obligation Bonds	5.000%	11/01/2022	A2	600,000	626,802

					9,729,245

Colorado (2.44%)
Adams County, School District, Number 12, Colorado, General Obligation Bonds, Series 2001A (Prerefunded to 12-15-2007 @ 101) (b)	5.400%	12/15/2014	Aaa	440,000	461,811
Arapahoe County Water & Wastewater Public Improvement District (In Arapahoe County, Colorado) General Obligation Project Bonds, Series 2002A	5.750%	12/01/2018	Aaa	1,320,000	1,458,969
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B	4.750%	11/15/2022	Aaa	675,000	701,926

					2,622,706

Connecticut (2.01%)
Town of New Canaan, Connecticut	4.500%	04/01/2020	Aaa	1,500,000	1,513,155
Town of Clinton, Connecticut, General Obligation Bonds (Prerefunded to 01-15-2012 @100) (b)	5.000%	01/15/2021	Aaa	600,000	646,494

					2,159,649

Delaware (1.62%)
The Delaware River and Bay Authority, Revenue Bonds, Refunding Series 2005	5.000%	01/01/2021	Aaa	1,625,000	1,736,556

Georgia (3.02%)
Dekalb County, Georgia, Water & Sewage Revenue Bonds, Series 2000	5.500%	10/01/2014	Aa2	2,000,000	2,178,240
Upper Oconee Basin Water Authority, Georgia, Revenue Refunding Bonds, Series 2005	5.000%	07/01/2023	Aaa	1,000,000	1,062,070

					3,240,310

Idaho (1.48%)
Joint School District Number 2 (Meridian) Ada and Canyon Counties, Idaho General Obligation School Bonds, Series 2002	5.125%	07/30/2019	AA-	500,000	537,280
Nampa School District Number 131, Canyon County, Idaho, General Obligation School Bonds, Series 2003	4.875%	08/15/2020	A	1,000,000	1,054,200

					1,591,480

Illinois (1.02%)
State of Illinois, General Obligation Bonds, First Series of December 2000	5.750%	12/01/2017	Aaa	1,000,000	1,093,030

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Indiana (1.38%)
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	01/10/2020	Aaa	$1,410,000	$1,483,884

Iowa (0.48%)
Des Moines, Iowa Urban Renewal Series D	5.000%	06/01/2022	Aa2	500,000	519,380

Kansas (7.51%)
State of Kansas, Department of Transportation, Highway Revenue Bonds, Series 2000A (Prerefunded to 09-01-2010 @ 100) (b)	5.750%	09/01/2013	Aa2	2,300,000	2,523,537
Johnson County, Kansas, Unified School District Number 229, Series A (Prerefunded to 10-01-2008 @ 100) (b)	5.500%	10/01/2016	AA	2,000,000	2,115,300
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 1999	4.000%	10/01/2017	Aaa	850,000	848,376
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2019	Aaa	730,000	773,450
Kansas Development Finance Authority, Kansas Water Pollution Control Revolving Fund Revenue Bonds, Series 2001	4.800%	11/01/2020	Aaa	1,000,000	1,037,970
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2020	Aaa	235,000	248,498
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2021	Aaa	245,000	258,397
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2022	Aaa	250,000	262,983

					8,068,511

Louisiana (0.99%)
State of Louisiana, General Obligation Bonds, Series 2000-A (Prerefunded to 11-15-2010 @100) (b)	5.000%	11/15/2019	Aaa	1,000,000	1,067,860

Maryland (3.19%)
Baltimore County Maryland, General Obligation Bonds, Consolidated Public
Improvement, Series 2002	5.000%	09/01/2014	Aaa	1,250,000	1,345,025
State of Maryland, General Obligation Bonds, State and Local Facilities Loan of 2005, Second Series	4.250%	08/01/2020	Aaa	1,000,000	1,014,920
Washington Suburban Sanitary District, Maryland	5.000%	06/01/2023	Aaa	1,000,000	1,067,200

					3,427,145

Massachusetts (2.04%)
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2002, Series E (Prerefunded to 01-01-2013 @ 100) (b)	5.500%	01/01/2015	Aa2	1,000,000	1,103,480
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (b)	5.250%	08/01/2020	Aa2	1,000,000	1,092,540

					2,196,020

Michigan (4.56%)
Forest Hills Public Schools, County of Kent, State of Michigan, 2000 School Building and Site Bonds (General Obligation—Unlimited Tax) (Prerefunded to 05-01-2010 @ 100) (b)	5.250%	05/01/2019	Aa2	2,575,000	2,760,580
State of Michigan, General Obligation Bonds, Environmental Protection Program, Series 2000 (Prerefunded to 11-01-2010 @ 100) (b)	5.250%	11/01/2020	Aa2	1,985,000	2,140,545

					4,901,125

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Minnesota (2.53%)
Independent School District Number 181 (Brainerd), Minnesota, General Obligation School Building Bonds, Series 2002A	5.375%	02/01/2019	Aaa	$2,500,000	$2,713,400

Mississippi (2.42%)
State of Mississippi, General Obligation Bonds, Capital Improvements Issue, Series 2000 (Prerefunded to 11-01-2010 @ 100) (b)	5.500%	11/01/2015	Aaa	2,400,000	2,603,400

Missouri (6.16%)
The School District of North Kansas City, Missouri, General Obligation School Building Bonds (Missouri Direct Deposit Program) Series 2002 (Prerefunded to 03-01-2012 @ 100) (b)	5.000%	03/01/2016	AA+	1,250,000	1,348,663
Missouri State Improvement and Energy Water Pollution Revenue, Series 2000B	5.625%	07/01/2016	Aaa	1,155,000	1,255,473
Missouri State Improvement and Energy Water Pollution Revenue, Series 2000B (Prerefunded to 10-01-2010 @ 100) (b)	5.625%	07/01/2016	Aaa	1,260,000	1,380,519
Missouri Highways and Transportation Commission, State Road Bonds, Series A 2000	5.000%	02/01/2017	Aaa	2,500,000	2,633,600

					6,618,255

Montana (0.31%)
State of Montana, General Obligation Bonds, (Drinking Water State Revolving Fund Program), Series 2005F	4.750%	07/15/2018	Aa3	315,000	329,997

Nebraska (1.58%)
City of Lincoln, Nebraska, Lincoln Electric System Revenue and Refunding Bonds, Series 2002	5.000%	09/01/2015	Aa2	1,595,000	1,700,749

New Hampshire (3.03%)
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003	5.000%	12/01/2021	Aaa	1,510,000	1,594,650
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003	5.000%	12/01/2023	Aaa	1,580,000	1,664,230

					3,258,880

New Jersey (1.49%)
Passaic Valley Sewer Commissioners, State of New Jersey, Sewer System Bonds, Series F	5.000%	12/01/2018	Aaa	1,500,000	1,601,805

New York (2.28%)
New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series D	5.000%	06/15/2016	Aa2	1,300,000	1,379,248
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2021	Aaa	1,000,000	1,067,460

					2,446,708

North Carolina (2.00%)
City of Winston-Salem, North Carolina, Water and Sewer System Revenue and Revenue Refunding Bonds, Series 2001 (Prerefunded to 6-01-2011 @ 101) (b)	5.000%	06/01/2018	Aa2	1,000,000	1,080,520
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2002B	5.000%	07/01/2021	Aaa	1,000,000	1,062,520

					2,143,040

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Ohio (7.13%)
City of Columbus, Ohio, General Obligation Bonds, Various Purpose Unlimited Tax Bonds, Series 2000-1 (Prerefunded to 11-15-2010 @ 101) (b)	5.500%	11/15/2014	Aaa	$2,400,000	$2,636,400
City of Cleveland, Ohio, Waterworks Refunding Revenue Bonds, Series J, 2001	5.375%	01/01/2016	Aaa	1,000,000	1,084,210
State of Ohio, Full Faith and Credit General Obligation Infrastructure Improvement Bonds, Series 2000 (Prerefunded to 2-01-2010 @ 100) (b)	5.750%	02/01/2016	Aa1	2,400,000	2,608,920
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2003	5.000%	12/01/2020	Aa2	1,270,000	1,335,557

					7,665,087

Oklahoma (1.01%)
State of Oklahoma, General Obligation Bonds, Oklahoma Building Bonds Commission	5.000%	07/15/2018	Aaa	1,000,000	1,086,130

Oregon (5.27%)
Newberg School District Number 29J, Yamhill, Clackamas and Washington Counties, Oregon, General Obligation Bonds, Series 2002 (Prerefunded to 06-15-2012 @ 100) (b)	5.250%	06/15/2015	Aaa	1,000,000	1,094,130
Eagle Point School District Number 9, Jackson County, Oregon, General Obligation Bonds, Series 2000 (Prerefunded 6-15-2011 @ 100) (b)	5.625%	06/15/2017	Aa3	1,500,000	1,655,175
Reynolds School District Number 7, Multnomah County, Oregon, General Obligation Bonds, Series 2000 (Prerefunded to 6-15-2011 @ 100) (b)	5.000%	06/15/2018	Aa3	2,000,000	2,145,460
Emerald People’s Utility District, Lane County, Oregon	5.250%	11/01/2021	Aaa	705,000	763,156

					5,657,921

Rhode Island (0.97%)
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund Revenue Bonds, Series 2004 A (Pooled Loan Issue)	4.750%	10/01/2022	Aaa	1,000,000	1,043,540

Tennessee (4.95%)
Tennessee State School Bonds Authority, Higher Educational Facilities Second Program Bonds, Series A (Prerefunded 5-01-2010 @ 100) (b)	5.400%	05/01/2013	Aa3	2,440,000	2,635,517
Williamson County, Tennessee, General Obligation Public Improvement Bonds, Series 2000 (ULT) (Prerefunded to 3-01-2010 @ 100) (b)	5.400%	03/01/2020	Aa1	2,500,000	2,688,125

					5,323,642

Texas (9.87%)
City of Dallas, Texas, (Dallas, Denton, Collin and Rockwall Counties), Waterworks and Sewer System Revenue Refunding Bonds, Series 2000 (Prerefunded 10-01-2010 @100) (b)	5.500%	10/01/2013	Aa2	2,400,000	2,611,080
City of San Antonio, Texas, Electric and Gas Systems Revenue Bonds, New Series 2000A (Prerefunded to 2-01-2010 @ 100) (b)	5.750%	02/01/2015	Aa1	2,400,000	2,604,168
Plano Independent School District, (Collin County, Texas), School Building Unlimited Tax Bonds, Series 2000 (Prerefunded to 8-15-2010 @ 100) (b)	5.125%	02/15/2016	Aaa	2,500,000	2,674,825
Fort Bend Independent School District, (Fort Bend County, Texas), Unlimited Tax School Building Bonds, Series 2000	5.250%	08/15/2017	AAA	2,550,000	2,718,275

					10,608,348

Utah (1.12%)
West Jordan Utah, General Obligation Bonds Series 2004	5.250%	04/01/2022	Aaa	680,000	731,211
Payson City, Utah, Water Revenue and Refunding Bonds, Series 2005	5.000%	10/15/2022	Aaa	440,000	467,583

					1,198,794

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Shares or principal amount	Value
Long-term Municipal Bonds (Cont.)

Virginia (2.02%)
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 1999A (Prerefunded 08-01-2009 @ 101) (b)	5.000%	08/01/2016	Aaa	$1,000,000	$1,063,970
Fairfax County Water Authority, Water Refunding Revenue Bonds, Series 1997	5.000%	04/01/2021	Aaa	1,000,000	1,109,590

					2,173,560

Wisconsin (2.52%)
State of Wisconsin, General Obligation Bonds of 2000, Series D (Prerefunded to 5-01-2011 @ 100) (b)	5.300%	05/01/2018	Aa3	2,500,000	2,711,600

Total Long-term Municipal Bonds (cost $ 99,678,593)					104,721,757

Short-term Investments (1.49%)
JPMorgan Tax Free Money Market Fund				1,599,348	1,599,348

Total Short-term Investments (cost $ 1,599,348)					1,599,348

TOTAL INVESTMENTS (98.94%) (cost $ 101,277,941)					106,321,105

OTHER ASSETS, NET OF LIABILITIES (1.06%)					1,141,913

NET ASSETS (100.00%)					$107,463,018

(a)	Ratings are not audited and represent the lower of Moody’s or S&P’s ratings.

(b)	Advanced Refund Bonds are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to ensure the timely payment of principal and interest.

Long-term Municipal Bonds consisted of 45.46% Advanced Refund Bonds, 28.48% General Obligation Bonds, and 26.06% Municipal Revenue Bonds.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Principal amount	Value
Short-term Investments (99.66%)

Automotive (19.79%)
Toyota Motor Credit Corp.
4.030%, 01/03/2006	$5,300,000	$5,298,813
American Honda Finance Corp.
4.230%, 01/09/2006	5,200,000	5,195,112
FCAR Owner Trust Series I
4.300%, 02/06/2006	5,196,000	5,173,657
New Center Asset Trust
4.130%, 01/06/2006	5,000,000	4,997,132

		20,664,714

Commercial Service/Supply (4.30%)
Pitney Bowes Inc. (a)
4.180%, 01/09/2006	4,500,000	4,495,820

Consumer & Marketing (2.86%)
The Procter & Gamble Co. (a)
4.030%, 01/25/2006	3,000,000	2,991,940

Financial Services (19.47%)
Citigroup Funding
4.320%, 02/14/2006	5,200,000	5,172,544
Household Finance Corp.
4.330%, 02/23/2006	5,000,000	4,968,126
Chevron Funding Corp.
4.190%, 01/27/2006	5,225,000	5,209,189
General Electric Capital Corp.
4.270%, 02/08/2006	5,000,000	4,977,464

		20,327,323

Government Agency Securities (43.16%) (b)
Federal National Mortgage Association
4.020%, 01/09/2006	4,500,000	4,495,980
4.140%, 02/10/2006	6,000,000	5,972,400
4.220%, 02/13/2006	5,000,000	4,974,797
4.210%, 02/17/2006	3,200,000	3,182,412
4.250%, 02/27/2006	2,500,000	2,483,177
4.290%, 03/29/2006	6,000,000	5,937,795
Federal Home Loan Mortgage Corp.
3.750%, 01/17/2006	5,500,000	5,490,833
4.110%, 01/31/2006	6,000,000	5,979,450
4.240%, 02/21/2006	2,000,000	1,987,987
4.240%, 03/14/2006	4,600,000	4,560,992

		45,065,823

Health Care (4.30%)
Pfizer Investment PLC
4.110%, 01/19/2006	2,500,000	2,494,863
4.180%, 02/01/2006	2,000,000	1,992,801

		4,487,664

	Shares or principal amount	Value
Registered Investment Companies (1.01%)
JPMorgan Treasury Plus Money Market Fund	1,058,057	$1,058,057

Telecom & Telecom Equipment (4.77%)
BellSouth Corp. 4.180%, 01/30/2006 $	$5,000,000	4,983,164

Total Short-term Investments (cost $104,074,505)		104,074,505

TOTAL INVESTMENTS (99.66%) (cost $104,074,505)		104,074,505
OTHER ASSETS, NET OF LIABILITIES (0.34%)		352,051

NET ASSETS (100.00%)		$104,426,556

(a)	Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $7,487,760 or 7.17% of net assets.

(b)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2005

	Equity Fund	Small Cap Equity Fund	International Equity Fund
Assets
Investments in securities
At identified cost	$267,208,460	114,851,437	71,277,905

At market value	$278,340,322	124,408,622	93,611,775
In Master Portfolios	—	—	—
Cash	—	—	—
Foreign currencies at value (cost $3,613 and $4,172,713, respectively)	—	—	3,594
Receivable for:
Dividends and interest	581,411	153,615	111,768
Shares of the Fund sold	145,015	67,732	83,121
Securities sold	—	—	114,086
SFIMC	36,758	53,870	82,192
Variation margin	—	—	—
Unrealized gain on forward foreign currency contracts	—	—	37,291
Prepaid expenses	3,561	1,395	204

Total assets	279,107,067	124,685,234	94,044,031

Liabilities and Net Assets
Dividends to shareowners	—	—	641,181
Payable for:
Shares of the Fund redeemed	22,281	49,385	12,194
Securities purchased	185,623	208,259	242,315
Variation margin	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	56,559
Distribution Fees	138,192	111,661	82,428
SFIMC	621,998	361,173	303,744
Chief Compliance Officer Expense	970	448	304
Accrued liabilities	52,078	46,379	37,162
Total Liabilities	1,021,142	777,305	1,375,887

Net assets applicable to shares outstanding of common stock	$278,085,925	123,907,929	92,668,144

Analysis of Net Assets
Paid-in-capital	$265,686,991	111,380,628	79,069,770
Accumulated net realized gain (loss)	1,220,722	2,970,113	(7,873,519)
Net unrealized appreciation (depreciation)	11,131,996	9,557,188	22,310,705
Undistributed (accumulated) net investment income (loss)	46,216	—	(838,812)

Net assets applicable to shares outstanding	$278,085,925	123,907,929	92,668,144

Class A Shares:
Fund shares outstanding	12,064,575	6,430,756	4,162,656
Net assets applicable to shares outstanding	$99,072,890	65,052,261	44,713,156

Net asset value	$8.21	10.12	10.74

Maximum offering price	$8.46	10.43	11.07

Class B Shares:
Fund shares outstanding	5,622,768	4,152,503	3,207,814
Net assets applicable to shares outstanding	$45,868,508	41,162,614	34,253,866

Net asset value	$8.16	9.91	10.68

Institutional Shares:
Fund shares outstanding	16,043,012	1,316,729	866,215
Net assets applicable to shares outstanding	$128,353,253	13,502,508	9,252,804

Net asset value	$8.00	10.25	10.68

Class R-1 Shares:
Fund shares outstanding	206,623	155,513	153,510
Net assets applicable to shares outstanding	$1,649,482	1,579,041	1,640,133

Net asset value	$7.98	10.15	10.68

Class R-2 Shares:
Fund shares outstanding	250,439	133,708	136,799
Net assets applicable to shares outstanding	$2,000,221	1,361,024	1,464,990

Net asset value	$7.99	10.18	10.71

Class R-3 Shares:
Fund shares outstanding	142,785	122,262	125,553
Net assets applicable to shares outstanding	$1,141,571	1,250,481	1,343,195

Net asset value	$8.00	10.23	10.70

See accompanying notes to financial statements.

S&P 500 Index Fund	Small Cap Index Fund	International Index Fund	Equity and Bond Fund	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund
—	221,178,639	133,958,567	179,749,961	280,271,920	101,277,941	104,074,505

—	268,986,960	164,215,100	181,585,259	277,676,779	106,321,105	104,074,505
540,739,848	—	—	—	—	—	—
—	—	—	313,594	—	—	—
—	—	4,110,602	—	—	—	—

—	368,747	255,555	252,409	2,841,956	1,432,846	3,975
440,117	222,240	184,101	115,368	118,232	206,408	897,263
—	46,275	1,793,905	—	—	—	—
76,175	85,093	139,316	34,839	52,614	6,400	47,371
—	—	33,397	—	—	—	—
—	—	556	—	—	—	—
15,656	3,279	1,351	2,327	3,531	1,427	1,357

541,271,796	269,712,594	170,733,883	182,303,796	280,693,112	107,968,186	105,024,471

—	—	836,791	—	256	—	—

169,622	133,418	70,500	34,289	458,007	270,098	403,233
—	358,793	6,703,581	—	—	—	—
—	16,636	—	—	—	—	—
—	—	4,709	—	—	—	—
440,043	224,789	131,862	167,375	180,224	101,406	43,048
665,751	471,463	431,597	641	297,763	106,656	119,801
1,881	936	542	—	997	390	371
115,595	78,972	64,963	37,166	57,284	26,618	31,462

1,392,892	1,285,007	8,244,545	239,471	994,531	505,168	597,915

539,878,904	268,427,587	162,489,338	182,064,325	279,698,581	107,463,018	104,426,556

492,959,059	219,118,530	132,399,970	169,864,237	282,884,633	102,525,129	104,426,556
(7,080,485)	1,249,338	176,792	10,328,403	(590,911)	(105,275)	—
53,890,943	47,783,380	30,251,984	1,835,298	(2,595,141)	5,043,164	—
109,387	276,339	(339,408)	36,387	—	—	—

539,878,904	268,427,587	162,489,338	182,064,325	279,698,581	107,463,018	104,426,556

35,923,339	11,993,662	7,954,694	11,158,807	13,287,046	6,684,487	80,505,178
339,845,330	157,242,453	90,852,816	108,924,460	138,030,512	73,257,215	80,505,178

9.46	13.11	11.42	9.76	10.39	10.96	1.00

9.75	13.52	11.77	10.06	10.71	11.30

14,703,897	5,793,443	4,164,290	6,178,479	5,372,036	3,100,083	6,357,355
139,037,296	75,245,598	47,549,237	60,359,789	55,822,195	33,979,174	6,357,355

9.46	12.99	11.42	9.77	10.39	10.96	1.00

5,582,510	2,357,821	1,669,188	930,838	7,847,901	20,656	11,201,470
52,961,420	31,235,470	19,129,135	9,039,316	81,428,950	226,629	11,201,470

9.49	13.25	11.46	9.71	10.38	10.97	1.00

347,946	150,365	165,079	155,558	163,628		2,670,713
3,295,476	1,986,049	1,890,028	1,496,369	1,698,548		2,670,713

9.47	13.21	11.45	9.62	10.38		1.00

368,938	118,537	153,770	119,167	156,577		2,456,666
3,489,321	1,569,304	1,761,079	1,147,659	1,624,176		2,456,666

9.46	13.24	11.45	9.63	10.37		1.00

131,744	86,675	114,117	113,822	105,382		1,235,174
1,250,061	1,148,713	1,307,043	1,096,732	1,094,200		1,235,174

9.49	13.25	11.45	9.64	10.38		1.00

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2005

	LifePath Income Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund
Assets
Investments in securities
At identified cost	$—	—	—	—	—

At market value	$—	—	—	—	—
In Master Portfolios	121,750,621	284,424,098	428,313,698	285,212,720	180,116,478
Cash	—	—	—	—	—
Foreign currencies at value	—	—	—	—	—
Receivable for:
Dividends and interest	—	—	—	—	—
Shares of the Fund sold	1,086,102	400,327	1,641,254	890,088	689,578
Securities sold	—	—	—	—	—
SFIMC	25,479	57	90	30,413	62,857
Variation margin	—	—	—	—	—
Unrealized gain on forward foreign currency contracts	—	—	—	—	—
Prepaid expenses	1,184	2,438	3,504	2,023	1,462

Total assets	122,863,386	284,826,920	429,958,546	286,135,244	180,870,375

Liabilities and Net Assets
Dividends to shareowners	—	—	—	—	—
Payable for:
Shares of the Fund redeemed	22,410	151,051	188,482	45,461	—
Securities purchased	—	—	—	—	—
Variation margin	—	—	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	—	—	—
Distribution Fees	79,479	197,032	300,363	196,025	122,899
SFIMC	187,720	441,042	658,113	438,107	289,043
Chief Compliance Expense	400	936	1,382	891	563
Accrued liabilities	27,857	43,829	67,538	53,996	49,586

Total Liabilities	317,866	833,890	1,215,878	734,480	462,091

Net assets applicable to shares outstanding of common stock	$122,545,520	283,993,030	428,742,668	285,400,764	180,408,284

Analysis of Net Assets
Paid-in-capital	118,289,335	271,322,714	399,733,285	263,056,949	164,927,688
Accumulated net realized gain (loss)	1,168,933	2,532,526	6,753,897	4,750,517	3,820,158
Net unrealized appreciation (depreciation)	3,271,778	10,490,301	22,535,600	17,691,747	11,670,450
Undistributed (accumulated) net investment income (loss)	(184,526)	(352,511)	(280,114)	(98,449)	(10,012)

Net assets applicable to shares outstanding	$122,545,520	283,993,030	428,742,668	285,400,764	180,408,284

Class A Shares:
Fund shares outstanding	9,002,836	18,286,807	24,676,120	14,440,616	8,424,580
Net assets applicable to shares outstanding	$101,185,608	216,504,746	313,455,334	192,344,133	116,853,928

Net asset value	$11.24	11.84	12.70	13.32	13.87

Maximum offering price	$11.59	12.21	13.09	13.73	14.30

Class B Shares:
Fund shares outstanding	988,436	3,497,401	5,588,907	3,976,042	2,467,020
Net assets applicable to shares outstanding	$11,113,656	41,291,618	70,891,731	52,736,503	34,147,362

Net asset value	$11.24	11.81	12.68	13.26	13.84

Institutional Shares:
Fund shares outstanding	762,236	1,939,600	3,031,436	2,693,537	1,832,660
Net assets applicable to shares outstanding	$8,590,310	23,116,189	38,785,044	36,056,936	25,542,627

Net asset value	$11.27	11.92	12.79	13.39	13.94

Class R-1 Shares:
Fund shares outstanding	77,792	145,448	238,634	185,678	150,025
Net assets applicable to shares outstanding	$865,469	1,724,041	3,037,684	2,474,699	2,080,133

Net asset value	$11.13	11.85	12.73	13.33	13.87

Class R-2 Shares:
Fund shares outstanding	61,165	89,457	128,065	100,325	116,108
Net assets applicable to shares outstanding	$687,473	1,064,466	1,635,846	1,340,964	1,616,180

Net asset value	$11.24	11.90	12.77	13.37	13.92

Class R-3 Shares:
Fund shares outstanding	9,156	24,545	73,283	33,474	12,066
Net assets applicable to shares outstanding	$103,004	291,970	937,029	447,529	168,054

Net asset value	$11.25	11.90	12.79	13.37	13.93

See accompanying notes to financial statements.

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STATE FARM MUTUAL FUND TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2005

	Equity Fund	Small Cap Equity Fund	International Equity Fund	S&P 500 Index Fund	Small Cap Index Fund	International Index Fund
Investment Income: (a)
Dividends	$5,628,257	1,041,931	1,904,293	9,116,455	3,002,281	3,743,819
Interest	439,416	175,478	55,794	332,926	250,032	48,590
Securities lending - net	—	—	—	42,262	115,475	47,036
Tax-exempt interest	—	—	—	—	—	—

	6,067,673	1,217,409	1,960,087	9,491,643	3,367,788	3,839,445
Less: foreign withholding taxes	(82,751)	(8,016)	(164,205)	—	(1,740)	(169,136)
Portfolio expenses of Master Portfolios (b)	—	—	—	(250,436)	(166,986)	(222,059)

Total investment income	5,984,922	1,209,393	1,795,882	9,241,207	3,199,062	3,448,250
Expenses:
Investment advisory and management fees	1,592,345	962,998	628,474	749,775	703,807	457,998
Shareholder services fees	571,725	294,365	193,694	1,218,926	604,938	332,128
Distribution fees Class A	240,348	158,119	93,956	788,903	362,988	186,059
Distribution fees Class B	288,190	265,161	195,524	852,106	466,951	272,889
Distribution fees Class R-1	7,347	7,072	6,635	13,681	8,601	7,847
Distribution fees Class R-2	5,294	3,826	3,672	6,186	4,008	4,227
Reports to shareowners	91,994	65,213	33,415	216,976	105,113	66,707
Regulatory fees	67,960	66,448	65,748	74,469	69,026	67,060
Proxy and related expense	65,719	48,009	23,178	176,109	100,465	51,601
Professional fees	38,009	44,994	38,860	47,640	40,799	41,006
Errors & omissions insurance	13,969	6,599	4,610	23,936	12,290	6,197
Custodian fees	6,912	10,285	153,002	72	25,011	67,662
Trustees’ fees and expenses	5,878	2,707	1,628	10,607	5,587	3,102
Chief Compliance Officer Expense	4,229	1,936	1,193	8,155	3,915	2,093
ICI dues	3,485	1,488	852	5,707	2,845	1,373
Security valuation fees	2,450	3,787	15,508	—	5,424	18,952
Fidelity bond expense	1,551	741	479	2,798	1,428	838
Index license fees	—	—	—	50,951	20,018	56,426

Total expenses	3,007,405	1,943,748	1,460,428	4,246,997	2,543,214	1,644,165
Less: expense reimbursement from SFIMC	(36,765)	(131,832)	(181,357)	(118,079)	(143,123)	(179,430)

	2,970,640	1,811,916	1,279,071	4,128,918	2,400,091	1,464,735

Net expenses
Net investment income	3,014,282	(602,523)	516,811	5,112,289	798,971	1,983,515
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	32,330,102	11,881,676	1,518,625	2,734,561	6,180,584	1,112,244
Net realized gain (loss) on forward foreign currency contracts	—	—	235,401	—	—	(146,562)
Net realized gain (loss) on foreign currency transactions	(2,202)	(1)	(18,223)	—	—	(10,036)
Net realized gain (loss) on future contracts	—	—	—	544,295	63,447	686,592
Change in net unrealized gain (loss) on open futures contracts	—	—	—	(176,736)	(84,344)	50,256
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(17,133,965)	(9,307,605)	10,530,090	13,213,836	3,282,011	14,284,764

Net realized and unrealized gain (loss) on investments	15,193,935	2,574,070	12,265,893	16,315,956	9,441,698	15,977,258

Net change in net assets resulting from operations	$18,208,217	1,971,547	12,782,704	21,428,245	10,240,669	17,960,773

(a)	Components of investment income for the S&P 500 Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds reflect each Fund’s proportionate income from its Master Portfolio for the entire year. Components of investment income for the Small Cap Index and International Index Funds reflect each Fund’s proportionate income from its Master Portfolio through September 9, 2005.

(b)	Portfolio expenses of Master Portfolios for the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds include the effect of waived investment advisory fees charged to the Underlying Funds.

See accompanying notes to financial statements.

Equity and Bond Fund	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund	LifePath Income Fund	LifePath 2010 Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund
4,354,450	—	—	—	658,623	2,014,249	4,122,218	3,224,204	2,278,317
—	12,305,817	—	3,200,811	2,964,975	5,485,716	5,354,378	2,107,305	665,261
—	—	—	—	25,155	61,909	101,889	56,874	33,793
—	—	4,833,567	—	—	—	—	—	—

4,354,450	12,305,817	4,833,567	3,200,811	3,648,753	7,561,874	9,578,485	5,388,383	2,977,371
—	—	—	—	108	(48)	1,165	(120)	(201)
—	—	—	—	(315,051)	(682,095)	(937,533)	(563,817)	(343,701)

4,354,450	12,305,817	4,833,567	3,200,811	3,333,810	6,879,731	8,642,117	4,824,446	2,633,469
—	268,093	105,904	99,361	358,265	805,628	1,177,643	744,812	464,191
134,324	610,951	264,599	243,524	250,812	563,391	823,332	516,418	321,235
259,449	325,740	178,311	115,670	208,654	435,101	612,732	355,731	212,897
379,186	361,300	223,379	33,889	65,835	231,681	381,629	269,004	168,295
6,396	8,023	—	9,452	2,296	3,818	6,347	6,166	5,011
3,263	4,045	—	3,596	1,774	2,419	2,650	2,398	3,670
72,832	95,365	11,925	54,990	14,597	48,158	91,250	76,560	73,479
64,670	67,862	42,541	71,357	64,975	74,331	86,291	72,656	68,490
57,607	74,827	5,231	39,853	9,494	32,093	59,470	48,730	46,314
28,291	41,638	36,813	28,733	36,377	40,403	43,062	39,596	37,335
9,147	14,027	5,797	5,124	4,603	9,238	13,231	7,955	4,867
—	7,293	966	2,208	150	145	140	145	157
3,863	5,828	2,429	2,129	2,108	4,840	7,314	4,566	2,792
2,753	4,253	1,638	1,573	1,560	3,468	5,024	3,135	1,937
3,694	3,500	1,414	1,442	948	2,457	3,367	1,980	871
—	20,767	18,224	—	—	—	—	—	—
1,030	1,575	581	573	542	1,086	1,690	1,217	744
—	—	—	—	—	—	—	—	—

1,026,505	1,915,087	899,752	713,474	1,022,990	2,258,257	3,315,172	2,151,069	1,412,285
(243,887)	(68,841)	(21,655)	(108,622)	(33,704)	(57)	(90)	(45,105)	(104,987)

782,618	1,846,246	878,097	604,852	989,286	2,258,200	3,315,082	2,105,964	1,307,298

3,571,832	10,459,571	3,955,470	2,595,959	2,344,524	4,621,531	5,327,035	2,718,482	1,326,171
10,341,851	(92,631)	—	—	924,237	2,736,447	6,391,883	4,887,449	3,794,473
—	—	—	—	(1)	(5)	—	(8)	(24)
—	—	—	—	1	12	1	15	24
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
(6,043,422)	(6,719,779)	(1,687,937)	—	925,845	4,532,824	11,109,623	9,679,343	6,833,985

4,298,429	(6,812,410)	(1,687,937)	—	1,850,082	7,269,278	17,501,507	14,566,799	10,628,458

7,870,261	3,647,161	2,267,533	2,595,959	4,194,606	11,890,809	22,828,542	17,285,281	11,954,629

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund
Years ended December 31,	2005	2004
From operations:
Net investment income	$3,014,282	2,920,343
Net realized gain (loss)	32,327,900	(341,235)
Change in net unrealized appreciation or depreciation	(17,133,965)	16,013,774

Net change in net assets resulting from operations	18,208,217	18,592,882
Distributions to shareowners from and in excess of:
Net investment income:
Class A Shares	(957,005)	(933,313)
Class B Shares	(289,456)	(267,200)
Institutional Shares	(1,694,531)	(1,671,374)
Class R-1 Shares	(14,273)	(13,336)
Class R-2 Shares	(20,709)	(13,419)
Class R-3 Shares	(15,125)	(14,609)

	(2,991,099)	(2,913,251)
Net realized gain:
Class A Shares	(9,016,718)	—
Class B Shares	(4,292,686)	—
Institutional Shares	(11,916,336)	—
Class R-1 Shares	(164,529)	—
Class R-2 Shares	(197,565)	—
Class R-3 Shares	(117,327)	—

	(25,705,161)	—
Total distributions to shareowners	(28,696,260)	(2,913,251)
From Fund share transactions:
Proceeds from shares sold	35,306,109	60,766,088
Reinvestment of distributions	27,408,615	1,299,340

	62,714,724	62,065,428
Less payments for shares redeemed	(30,485,100)	(21,555,817)

Net increase in net assets from Fund share transactions	32,229,624	40,509,611

Total increase in net assets	21,741,581	56,189,242

Net assets:
Beginning of period	256,344,344	200,155,102

End of period*	$278,085,925	256,344,344

	$46,216	25,235

*	Including undistributed (accumulated) net investment income (loss)

See accompanying notes to financial statements.

Small Cap Equity Fund		International Equity Fund		S&P 500 Index Fund		Small Cap Index Fund
2005	2004	2005	2004	2005	2004	2005	2004
(602,523)	(522,345)	516,811	213,318	5,112,289	4,687,539	798,971	637,687
11,881,675	3,284,542	1,735,803	469,291	3,278,856	23,617,407	6,244,031	7,467,043
(9,307,605)	4,158,774	10,530,090	7,152,767	13,037,100	11,259,273	3,197,667	24,620,768

1,971,547	6,920,971	12,782,704	7,835,376	21,428,245	39,564,219	10,240,669	32,725,498
—	—	(590,457)	(237,487)	(3,407,799)	(3,107,990)	(146,242)	(251,882)
—	—	(335,981)	(102,478)	(875,612)	(878,178)	(124)	51
—	—	(148,998)	(72,205)	(687,246)	(593,158)	(120,534)	(136,168)
—	—	(18,068)	(10,806)	(25,032)	(21,246)	—	(4,996)
—	—	(18,167)	(10,937)	(38,355)	(13,805)	(584)	(4,534)
—	—	(19,950)	(11,903)	(14,711)	(14,770)	(2,948)	(5,450)

—	—	(1,131,621)	(445,816)	(5,048,755)	(4,629,147)	(270,432)	(402,979)
(3,108,670)	—	—	—	—	—	(7,654,066)	(3,914,771)
(2,037,190)	—	—	—	—	—	(3,748,744)	(2,043,326)
(633,593)	—	—	—	—	—	(1,493,839)	(683,380)
(76,284)	—	—	—	—	—	(97,567)	(38,067)
(66,380)	—	—	—	—	—	(77,680)	(32,039)
(60,935)	—	—	—	—	—	(57,499)	(32,092)

(5,983,052)	—	—	—	—	—	(13,129,395)	(6,743,675)
(5,983,052)	—	(1,131,621)	(445,816)	(5,048,755)	(4,629,147)	(13,399,827)	(7,146,654)
15,511,661	26,414,801	11,375,384	12,860,563	116,046,041	174,054,598	51,461,029	73,167,283
3,465,463	—	490,440	170,932	8,929,368	1,526,087	14,980,662	668,787

18,977,124	26,414,801	11,865,824	13,031,495	124,975,409	175,580,685	66,441,691	73,836,070
(12,081,441)	(13,533,505)	(3,843,316)	(6,024,605)	(61,089,163)	(50,040,974)	(25,840,664)	(22,034,647)

6,895,683	12,881,296	8,022,508	7,006,890	63,886,246	125,539,711	40,601,027	51,801,423

2,884,178	19,802,267	19,673,591	14,396,450	80,265,736	160,474,783	37,441,869	77,380,267

121,023,751	101,221,484	72,994,553	58,598,103	459,613,168	299,138,385	230,985,718	153,605,451

123,907,929	121,023,751	92,668,144	72,994,553	539,878,904	459,613,168	268,427,587	230,985,718

—	—	(838,812)	(471,361)	109,387	70,371	276,339	208,039

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST FUND

STATEMENTS OF CHANGES IN NET ASSETS

	International Index Fund
Years ended December 31,	2005	2004
From operations:
Net investment income	$1,983,515	1,098,634
Net realized gain (loss)	1,642,238	4,789,717
Change in net unrealized appreciation or depreciation	14,335,020	11,219,144

Net change in net assets resulting from operations	17,960,773	17,107,495
Distributions to shareowners from and in excess of:
Net investment income:
Class A Shares	(1,454,078)	(664,249)
Class B Shares	(588,539)	(284,551)
Institutional Shares	(353,363)	(174,286)
Class R-1 Shares	(24,942)	(16,391)
Class R-2 Shares	(26,945)	(14,884)
Class R-3 Shares	(22,696)	(15,886)

	(2,470,563)	(1,170,247)
Net realized gain:
Class A Shares	—	—
Class B Shares	—	—
Institutional Shares	—	—
Class R-1 Shares	—	—
Class R-2 Shares	—	—
Class R-3 Shares	—	—

	—	—
Total distributions to shareowners	(2,470,563)	(1,170,247)
From Fund share transactions:
Proceeds from shares sold	42,603,951	35,650,953
Reinvestment of distributions	2,301,957	658

	44,905,908	35,651,611
Less payments for shares redeemed	(11,798,752)	(8,769,587)

Net increase in net assets from Fund share transactions	33,107,156	26,882,024

Total increase in net assets	48,596,144	42,819,272

Net assets:
Beginning of period	113,891,972	71,072,700

End of period*	$162,489,338	113,891,972

	$(339,408)	(16,600)

*	Including undistributed (accumulated) net investment income (loss)

See accompanying notes to financial statements.

Equity and Bond Fund		Bond Fund		Tax Advantaged Bond Fund		Money Market Fund
2005	2004	2005	2004	2005	2004	2005	2004
3,571,832	3,142,145	10,459,571	8,969,278	3,955,470	3,638,945	2,595,959	680,081
10,341,851	(1,144)	(92,631)	157,457	—	(428)	—	—
(6,043,422)	6,249,197	(6,719,779)	(257,454)	(1,687,937)	(151,290)	—	—

7,870,261	9,390,198	3,647,161	8,869,281	2,267,533	3,487,227	2,595,959	680,081
(2,257,233)	(1,973,569)	(5,068,378)	(4,209,020)	(2,755,602)	(2,427,578)	(2,017,807)	(548,076)
(1,019,568)	(918,892)	(1,938,667)	(1,762,045)	(1,190,926)	(1,203,717)	(136,917)	(21,039)
(215,169)	(164,979)	(3,301,264)	(2,957,929)	(8,942)	(7,650)	(308,014)	(99,400)
(28,179)	(24,897)	(57,460)	(12,909)	—	—	(57,236)	(3,245)
(23,134)	(23,768)	(51,029)	(13,143)	—	—	(45,154)	(3,786)
(25,249)	(24,785)	(42,773)	(14,232)	—	—	(30,831)	(4,535)

(3,568,532)	(3,130,890)	(10,459,571)	(8,969,278)	(3,955,470)	(3,638,945)	(2,595,959)	(680,081)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
(3,568,532)	(3,130,890)	(10,459,571)	(8,969,278)	(3,955,470)	(3,638,945)	(2,595,959)	(680,081)
26,394,629	41,143,195	57,102,427	69,919,861	18,070,937	16,837,793	124,585,855	133,845,314
2,578,758	2,176,364	6,134,434	6,198,716	1,317,397	1,147,008	2,299,920	609,130

28,973,387	43,319,559	63,236,861	76,118,577	19,388,334	17,984,801	126,885,775	134,454,444
(17,095,137)	(20,464,598)	(28,484,398)	(36,733,310)	(11,365,304)	(11,705,645)	(113,848,519)	(120,752,588)

11,878,250	22,854,961	34,752,463	39,385,267	8,023,030	6,279,156	13,037,256	13,701,856

16,179,979	29,114,269	27,940,053	39,285,270	6,335,093	6,127,438	13,037,256	13,701,856

165,884,346	136,770,077	251,758,528	212,473,258	101,127,925	95,000,487	91,389,300	77,687,444

182,064,325	165,884,346	279,698,581	251,758,528	107,463,018	101,127,925	104,426,556	91,389,300

36,387	33,087	—	—	—	—	—	—

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Income Fund
Years ended December 31,	2005	2004
From operations:
Net investment income	$2,344,524	934,852
Net realized gain (loss)	924,237	2,067,826
Change in net unrealized appreciation or depreciation	925,845	1,067,256

Net change in net assets resulting from operations	4,194,606	4,069,934
Distributions to shareowners from and in excess of:
Net investment income:
Class A Shares	(2,192,188)	(900,466)
Class B Shares	(199,355)	(90,213)
Institutional Shares	(210,355)	(116,834)
Class R-1 Shares	(18,721)	(1,781)
Class R-2 Shares	(14,338)	(1,562)
Class R-3 Shares	(2,396)	(1,653)

	(2,637,353)	(1,112,509)
Net realized gain:
Class A Shares	(237,167)	(1,004,454)
Class B Shares	(26,621)	(131,811)
Institutional Shares	(20,206)	(102,986)
Class R-1 Shares	(1,973)	(1,795)
Class R-2 Shares	(1,671)	(1,545)
Class R-3 Shares	(253)	(1,545)

	(287,891)	(1,244,136)
Total distributions to shareowners	(2,925,244)	(2,356,645)
From Fund share transactions:
Proceeds from shares sold	52,793,502	53,278,382
Reinvestment of distributions	4,699,236	582,658

	57,492,738	53,861,040
Less payments for shares redeemed	(17,985,482)	(11,883,235)

Net increase (decrease) in net assets from Fund share transactions	39,507,256	41,977,805

Total increase in net assets	40,776,618	43,691,094

Net assets:
Beginning of period	81,768,902	38,077,808

End of period*	$122,545,520	81,768,902

	$(184,526)	(69,173)

*	Including undistributed (accumulated) net investment income (loss)

See accompanying notes to financial statements.

LifePath 2010 Fund		LifePath 2020 Fund		LifePath 2030 Fund		LifePath 2040 Fund
2005	2004	2005	2004	2005	2004	2005	2004
4,621,531	1,659,038	5,327,035	1,987,640	2,718,482	1,035,904	1,326,171	518,411
2,736,454	5,129,876	6,391,884	8,140,122	4,887,456	5,446,904	3,794,473	3,386,772
4,532,824	3,335,354	11,109,623	7,094,458	9,679,343	5,235,643	6,833,985	3,273,164

11,890,809	10,124,268	22,828,542	17,222,220	17,285,281	11,718,451	11,954,629	7,178,347
(4,023,165)	(1,468,547)	(4,305,474)	(1,725,887)	(2,051,699)	(728,942)	(876,302)	(399,823)
(613,945)	(236,668)	(735,475)	(303,335)	(393,239)	(142,219)	(152,371)	(85,644)
(482,765)	(207,935)	(627,256)	(267,601)	(462,216)	(190,886)	(248,947)	(128,753)
(32,429)	(1,720)	(43,082)	(2,178)	(25,142)	(1,536)	(14,828)	(1,619)
(18,884)	(1,340)	(21,493)	(1,163)	(13,054)	(933)	(10,607)	(911)
(6,119)	(1,381)	(14,833)	(1,244)	(4,720)	(1,018)	(1,475)	(1,013)

(5,177,307)	(1,917,591)	(5,747,613)	(2,301,408)	(2,950,070)	(1,065,534)	(1,304,530)	(617,763)
(1,111,713)	(2,558,555)	(2,373,398)	(2,972,237)	(1,949,377)	(1,687,539)	(1,268,641)	(846,697)
(212,702)	(568,617)	(541,040)	(748,950)	(538,786)	(518,141)	(373,866)	(282,642)
(117,905)	(282,700)	(292,247)	(349,242)	(358,814)	(315,925)	(277,714)	(196,484)
(8,812)	(2,707)	(22,815)	(3,235)	(24,901)	(3,020)	(22,330)	(2,898)
(5,439)	(2,080)	(11,549)	(1,766)	(12,747)	(1,867)	(17,690)	(1,689)
(1,506)	(2,007)	(7,085)	(1,759)	(3,943)	(1,854)	(1,860)	(1,696)

(1,458,077)	(3,416,666)	(3,248,134)	(4,077,189)	(2,888,568)	(2,528,346)	(1,962,101)	(1,332,106)
(6,635,384)	(5,334,257)	(8,995,747)	(6,378,597)	(5,838,638)	(3,593,880)	(3,266,631)	(1,949,869)
124,167,648	126,971,153	190,932,844	176,426,563	139,718,791	106,488,983	96,577,583	66,816,426
11,879,281	146,990	15,249,549	184,161	9,343,184	102,312	5,153,429	39,117

136,046,929	127,118,143	206,182,393	176,610,724	149,061,975	106,591,295	101,731,012	66,855,543
(31,189,730)	(14,500,423)	(35,020,141)	(16,610,093)	(19,816,488)	(11,331,490)	(14,404,007)	(7,844,098)

104,857,199	112,617,720	171,162,252	160,000,631	129,245,487	95,259,805	87,327,005	59,011,445

110,112,624	117,407,731	184,995,047	170,844,254	140,692,130	103,384,376	96,015,003	64,239,923

173,880,406	56,472,675	243,747,621	72,903,367	144,708,634	41,324,258	84,393,281	20,153,358

283,993,030	173,880,406	428,742,668	243,747,621	285,400,764	144,708,634	180,408,284	84,393,281

(352,511)	24,195	(280,114)	(195,125)	(98,449)	8,774	(10,012)	(63,866)

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS

1. Investment Objective

State Farm Mutual Fund Trust (the “Trust”) has 15 separate investment portfolios (the “Funds”). Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks.

The State Farm Equity Fund (the “Equity Fund”) seeks long-term growth of capital. The Equity Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its assets in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion.

The State Farm Small Cap Equity Fund (the “Small Cap Equity Fund”) seeks long-term growth of capital. The Small Cap Equity Fund invests most of its assets in equity securities of companies with relatively small market capitalizations located in the U.S. The companies in which the Small Cap Equity Fund invests typically have market capitalizations in the same range as found in the Russell 2000® Index (the “Russell 2000”).

The State Farm International Equity Fund (the “International Equity Fund”) seeks long-term growth of capital. The International Equity Fund invests its assets primarily in common stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The International Equity Fund may also invest in companies located in other countries and in emerging markets.

The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Standard & Poor’s 500 Stock Index (the “S&P 500® Index”). The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio. That series, called the S&P 500 Index Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Index Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives.

The State Farm Small Cap Index Fund (the “Small Cap Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index (the “Russell 2000”). The Small Cap Index Fund invests primarily in a representative sample of the securities contained in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The State Farm International Index Fund (the “International Index Fund”) seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (the “EAFE® Free”). The International Index Fund invests primarily in a representative sample of the securities contained in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore.

The State Farm Equity and Bond Fund (the “Equity and Bond Fund”) seeks long-term growth of principal while providing some current income. The Equity and Bond Fund invests substantially all of its assets in Institutional shares of the State Farm Equity Fund and State Farm Bond Fund of the Trust.

The State Farm Bond Fund (the “Bond Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. Government and agency obligations, and mortgage-backed securities.

The State Farm Tax Advantaged Bond Fund (the “Tax Advantaged Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Tax Advantaged Bond Fund normally invests so that either (1) at least 80% of the Tax Advantaged Bond Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% or more of the Tax Advantaged Bond Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the “Money Market Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Money Market Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as The World Bank.

The State Farm LifePath® Income Fund (the “LifePath Income Fund”) is managed for investors seeking income and moderate long-term growth of capital. The LifePath Income Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath Retirement Master Portfolio. The LifePath Retirement Master Portfolio and the LifePath Income Fund have substantially similar investment objectives.

The State Farm LifePath 2010® Fund (the “LifePath 2010 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010. The LifePath 2010 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2010 Master Portfolio. The LifePath 2010 Master Portfolio and the LifePath 2010 Fund have substantially similar investment objectives.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The State Farm LifePath 2020® Fund (the “LifePath 2020 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020. The LifePath 2020 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2020 Master Portfolio. The LifePath 2020 Master Portfolio and the LifePath 2020 Fund have substantially similar investment objectives.

The State Farm LifePath 2030® Fund (the “LifePath 2030 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030. The LifePath 2030 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2030 Master Portfolio. The LifePath 2030 Master Portfolio and the LifePath 2030 Fund have substantially similar investment objectives.

The State Farm LifePath 2040® Fund (the “LifePath 2040 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040. The LifePath 2040 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2040 Master Portfolio. The LifePath 2040 Master Portfolio and the LifePath 2040 Fund have substantially similar investment objectives.

Each LifePath Master Portfolio invests in a combination of stock, bond and short-term money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive asset allocation investment strategy that gradually becomes more conservative as the year in the LifePath Fund’s name approaches, except for the LifePath Retirement Master Portfolio that already is in its most conservative phase.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) in the United States.

Securities valuation

Investments are stated at market value. Stocks and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on the respective exchanges where the security is primarily traded. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales are valued at market value.
Securities not valued as described above, and securities for which market prices are not readily available or are considered unreliable, are valued pursuant to procedures established by the Trust’s Board of Trustees. These procedures require State Farm Investment Management Corp. (“SFIMC”), the Trust’s investment adviser, to obtain at least one daily bid price quotation from a broker or dealer in the securities. If SFIMC cannot obtain a daily bid price quotation for the security or if SFIMC believes the bid price quotation does not represent the security’s fair value, then SFIMC will determine the security’s fair value in its reasonable judgment.

Fair value, as a general principle, means the value a Fund might reasonably expect to receive upon sale of that security. In fair valuing a security, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in fair valuing securities include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

Repurchase Agreements

The Funds, including the S&P 500 Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds (“Feeder Funds”) through their investment in the Master Portfolios, may enter into repurchase agreements with banks, brokers, dealers or other financial institutions, in accordance with a Fund’s investment restrictions. Repurchase agreements involve the purchase of securities with a simultaneous commitment to resell the securities to the seller at an agreed-upon price and date. A Fund will invest only in repurchase agreements collateralized in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is the

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. For those Funds that are not Feeder Funds, a Fund’s Schedule of Investments reflects repurchase agreements, if any, entered into as of December 31, 2005. For the Feeder Funds, see the Notes to Financial Statements for the Master Portfolios included elsewhere in this report for more information on repurchase agreements entered into by the Master Portfolios.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Securities purchased on a “when-issued” basis

The Tax Advantaged Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Tax Advantaged Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments. It is possible that the securities will never be issued and the commitment cancelled. At December 31, 2005, there were no commitments for such securities in the Tax Advantaged Bond Fund’s portfolio.

Multi-class fund structure

The Funds offer multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares eight years after issuance. Institutional shares are offered to institutional investors, including certain insurance companies, defined contribution plans, defined benefit plans, and may be used as a funding vehicle for certain IRAs. Institutional shares are not subject to an initial sales charge or a contingent deferred sales charge. Class R-1, R-2 and R-3 shares are available for purchase or exchange for all Funds except the Tax Advantaged Bond Fund only by individuals or entities who enter into a Retirement Plan Record Keeping Service Agreement with Bisys Retirement Services, Inc. (“Bisys”), and who intend that the plan for which Bisys is providing administrative services will purchase Fund shares.

Investment income and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of fair value of settled shares outstanding for the Bond, Tax Advantaged Bond, Money Market Funds and, indirectly, the Equity and Bond Fund, and relative net assets for all other Funds. Realized and unrealized gains and losses are borne pro rata on the basis of relative net assets for all Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in the payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

Fund share valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its Net Asset Value (“NAV”), plus an initial sales charge on the Class A shares. The offering price of the Money Market Fund and all Funds’ Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares is the NAV. A separate NAV is calculated for each class of each Fund.

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (currently at 3:00 p.m., Central Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Investments in Master Portfolios

Through September 9, 2005, all assets of the Small Cap Index Fund and International Index Fund were invested in separate portfolios (each a “Master Portfolio”) of the Master Investment Portfolio (“MIP”). Pursuant to shareholder approval at the June 17, 2005 Special Shareholder Meeting, the Small Cap Index Fund and International Index Fund elected to withdraw all assets from their respective Master Portfolio and invest directly in individual securities. At the close of business on September 9, 2005, the Small Cap Index Fund and International Index Fund received non-taxable distributions of cash and securities from their Master Portfolios with a market value of $268,224,740 and $148,792,190, respectively.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As a result of the withdrawal from the Master Portfolios, realized gains decreased and unrealized gains increased in the Small Cap Index Fund by $6,982,255 and realized gains increased and unrealized gains decreased in the International Index Fund by $172,859 reflecting adjustments made to the cost basis of distributed securities. The differences between capital gains distributed as shown on the Statements of Changes in Net Assets for the year ended December 31, 2005 and current year realized gains as shown on the Statements of Operations for the year ended December 31, 2005 reflect that these changes in realized gains were not recognized for federal income tax purposes.

The Feeder Funds, through their investments in the Master Portfolios, are diversified, open-end management investment companies. The Feeder Funds invest all of their assets in the Master Portfolios. The percentage ownership in the Master Portfolios held by the Feeder Funds is detailed below:

Feeder Fund	Invests in Master Portfolio	% ownership interest held by the Feeder Funds at 12/31/2005
S&P 500 Index Fund	S&P 500 Index Master Portfolio	22.45%
LifePath Income Fund	LifePath Retirement Master Portfolio	52.78%
LifePath 2010 Fund	LifePath 2010 Master Portfolio	42.71%
LifePath 2020 Fund	LifePath 2020 Master Portfolio	40.21%
LifePath 2030 Fund	LifePath 2030 Master Portfolio	42.14%
LifePath 2040 Fund	LifePath 2040 Master Portfolio	41.32%

The Master Portfolios are diversified, open-end management investment companies, which have similar investment objectives as the respective Feeder Funds. The Master Portfolios operate as partnerships for federal income tax purposes. The financial statements of each Master Portfolio, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with each Feeder Fund’s financial statements.

Each Feeder Fund records its investment in its Master Portfolio at fair value based upon each Feeder Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation policies relating to securities held by each Master Portfolio are disclosed in the notes of the respective Master Portfolio’s financial statements included elsewhere in this report.

Each Feeder Fund records daily its proportionate share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses.

Federal income taxes, dividends and distributions to shareowners

It is the Funds’ policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2005, aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes for certain Funds were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Fund	$267,196,217	$20,155,858	$(9,011,753)	$11,144,105
Small Cap Equity Fund	114,988,712	19,490,804	(10,070,894)	9,419,910
International Equity Fund	72,531,804	23,074,394	(1,994,423)	21,079,971
Small Cap Index Fund	220,937,982	60,906,789	(12,857,811)	48,048,978
International Index Fund	134,768,978	32,812,168	(3,366,046)	29,446,122
Equity and Bond Fund	179,749,961	2,147,280	(311,982)	1,835,298
Bond Fund	280,271,920	2,563,622	(5,158,763)	(2,595,141)
Tax Advantaged Bond Fund	101,277,941	5,078,455	(35,291)	5,043,164
Money Market Fund	104,074,505	—	—	—

The Master Portfolios are organized as partnerships for federal income tax purposes. Information relating to the cost of investments, gross and net unrealized appreciation (depreciation) and other tax matters for the Master Portfolios may be found in the MIP financial statements which are included in this annual report. The tax cost information noted in the LifePath Master Portfolios’ Notes to Financial Statements does not include the tax cost information of the underlying investments in the Active Stock and CoreAlpha Bond Master Portfolios, each of which is an Underlying Fund. See the MIP Notes to Financial Statements for the tax cost information of the underlying investments in the Active Stock and CoreAlpha Bond Master Portfolios.

The Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund and Money Market Fund declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

The LifePath Income Fund declares and distributes dividends quarterly and capital gain distributions, if any, at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. In addition, certain reclassifications were made among the components of net assets. These reclassifications had no affect on net investment income, net realized gain or loss, or net assets.

The International Equity Fund and the International Index Fund have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation of $504,108 as ordinary income for federal income tax purposes during 2005. The International Index Fund recognized unrealized appreciation of $790,294 as ordinary income for federal income tax purposes during 2005. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2005 was $1,143,225 for the International Equity Fund and $790,294 for the International Index Fund.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions for all classes was as follows for the years ended December 31, 2005 and 2004 respectively:

2005	Ordinary Income
	Class A	Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Small Cap Index Fund	$756,283	298,827	239,592	7,776	6,775	7,531	1,316,784
LifePath 2010 Fund	4,085,581	625,890	489,387	32,924	19,189	6,204	5,259,175
LifePath 2020 Fund	5,037,439	902,378	717,410	50,120	25,056	17,019	6,749,422
LifePath 2030 Fund	2,710,453	575,321	583,477	33,557	17,362	6,052	3,926,222
LifePath 2040 Fund	1,417,434	311,838	367,402	24,353	18,153	2,268	2,141,448

2005	Long Term Capital Gain
	Class A	Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Small Cap Index Fund	$7,044,169	3,449,898	1,374,786	89,788	71,487	52,915	12,083,043
LifePath 2010 Fund	1,049,297	200,757	111,283	8,317	5,134	1,421	1,376,209
LifePath 2020 Fund	1,641,433	374,137	202,093	15,777	7,986	4,899	2,246,325
LifePath 2030 Fund	1,290,623	356,704	237,553	16,486	8,439	2,611	1,912,416
LifePath 2040 Fund	727,509	214,399	159,259	12,805	10,144	1,067	1,125,183

2005	Total Distributions
	Class A	Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Small Cap Index Fund	$7,800,452	3,748,725	1,614,378	97,564	78,262	60,446	13,399,827
LifePath 2010 Fund	5,134,878	826,647	600,670	41,241	24,323	7,625	6,635,384
LifePath 2020 Fund	6,678,872	1,276,515	919,503	65,897	33,042	21,918	8,995,747
LifePath 2030 Fund	4,001,076	932,025	821,030	50,043	25,801	8,663	5,838,638
LifePath 2040 Fund	2,144,943	526,237	526,661	37,158	28,297	3,335	3,266,631

For the remaining funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statements of Changes in Net Assets for the year ended December 31, 2005.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

2004	Ordinary Income
	Class A	Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Small Cap Index Fund	$2,279,189	1,058,127	490,071	24,710	21,126	22,069	3,895,292
LifePath Income Fund	1,212,830	131,204	148,861	2,339	2,043	2,134	1,499,411
LifePath 2010 Fund	2,149,975	388,103	283,224	2,441	1,894	1,915	2,827,552
LifePath 2020 Fund	2,774,333	567,528	390,797	3,319	1,786	1,865	3,739,628
LifePath 2030 Fund	1,151,422	271,935	269,978	2,292	1,400	1,482	1,698,509
LifePath 2040 Fund	854,241	237,339	234,207	3,174	1,817	1,923	1,332,701

2004	Long Term Capital Gain
	Class A	Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Small Cap Index Fund	$1,887,464	985,148	329,477	18,353	15,447	15,473	3,251,362
LifePath Income Fund	692,090	90,820	70,959	1,237	1,064	1,064	857,234
LifePath 2010 Fund	1,877,127	417,182	207,411	1,986	1,526	1,473	2,506,705
LifePath 2020 Fund	1,923,791	484,757	226,046	2,094	1,143	1,138	2,638,969
LifePath 2030 Fund	1,265,059	388,425	236,833	2,264	1,400	1,390	1,895,371
LifePath 2040 Fund	392,279	130,947	91,030	1,343	783	786	617,168

2004	Total Distributions
	Class A	Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Small Cap Index Fund	$4,166,653	2,043,275	819,548	43,063	36,573	37,542	7,146,654
LifePath Income Fund	1,904,920	222,024	219,820	3,576	3,107	3,198	2,356,645
LifePath 2010 Fund	4,027,102	805,285	490,635	4,427	3,420	3,388	5,334,257
LifePath 2020 Fund	4,698,124	1,052,285	616,843	5,413	2,929	3,003	6,378,597
LifePath 2030 Fund	2,416,481	660,360	506,811	4,556	2,800	2,872	3,593,880
LifePath 2040 Fund	1,246,520	368,286	325,237	4,517	2,600	2,709	1,949,869

For the remaining funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statements of Changes in Net Assets for the year ended December 31, 2004.

From November 1, 2005 through December 31, 2005, the S&P 500 Index Fund incurred approximately $282,029 of net realized losses. As permitted by tax regulations, the S&P 500 Index Fund elected to defer these losses and treat them as arising on January 1, 2006.

From November 1, 2005 through December 31, 2005, the International Equity Fund and International Index Fund, incurred approximately $24,542 and $45,957, in foreign exchange losses, respectively. As permitted by tax regulations, the Funds elected to defer the losses and treat them as arising on January 1, 2006.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2005, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Year of Expiration
	2009	2010	2011	2012	2013	Total
International Equity Fund	$—	$3,022,365	$4,740,479	$—	$—	$7,762,844
S&P 500 Index Fund	—	3,047,920	903,770	—	—	3,951,690
Bond Fund	—	—	498,280	—	92,631	590,911
Tax Advantaged Bond Fund	328	2,457	102,062	428	—	105,275

The following funds were able to utilize the indicated amounts of capital loss carryover to offset realized gains in 2005: Equity Fund, $4,561,449; Small Cap Equity Fund, $2,195,857; International Equity Fund, $1,443,398; S&P 500 Index Fund, $955,678; International Index Fund, $1,594,688; Equity and Bond Fund, $8,846.

As of December 31, 2005, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term gain	Unrealized appreciation/depreciation	Accumulated capital and other losses	Total
Equity Fund	$279,501	$975,194	$11,144,239	$—	$12,398,934
Small Cap Equity Fund	228,117	2,879,270	9,419,914	—	12,527,301
International Equity Fund	309,687	—	21,076,073	(7,787,386)	13,598,374
Small Cap Index Fund	136,213	1,123,866	48,048,978	—	49,309,057
S&P 500 Index Fund	92,013	—	51,061,551	(4,233,719)	46,919,845
International Index Fund	492,753	196,909	29,445,663	(45,957)	30,089,368
Bond Fund	49,169	—	(2,595,141)	(590,911)	(3,136,883)
Money Market Fund	7,441	—	—	—	7,441
LifePath Income Fund	59,181	265,460	3,931,544	—	4,256,185
LifePath 2010 Fund	201,667	433,876	12,034,773	—	12,670,316
LifePath 2020 Fund	502,749	746,320	27,760,314	—	29,009,383
LifePath 2030 Fund	419,956	513,455	21,410,404	—	22,343,815
LifePath 2040 Fund	371,907	404,858	14,703,831	—	15,480,596

For the remaining Funds, the undistributed net investment income in accordance with federal tax regulations at December 31, 2005 was the same as the undistributed net investment income reflected in the Statements of Assets and Liabilities as of December 31, 2005.

The difference between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2005 relates to one or more of the following: forward foreign currency contracts, mark-to-market of PFICs, post-October loss deferrals, return of capital transactions, amortization for GAAP but not for federal income tax purposes and non deductible start-up expenses.

Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2005. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

Financial instruments

The Small Cap Index Fund, International Index Fund, and Feeder Funds (through their investment in the Master Portfolios) may enter into stock index futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. These contracts obligate such Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Additionally, the International Equity and International Index Funds may enter into forward foreign currency contracts to purchase or sell foreign currencies. These Funds bear the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts.

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC, which serves as the Trust’s investment adviser and conducts the business and affairs of the Trust. Each Fund pays SFIMC an investment advisory and management services fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to SFIMC quarterly. The rates for the Feeder Funds include the fee for Barclays Global Fund Advisors’ (“Barclays”) investment advisory services to the Master Portfolios.

Equity Fund	0.60%
Small Cap Equity Fund	0.80%
International Equity Fund	0.80%
S&P 500 Index Fund	0.20%
Small Cap Index Fund	0.35%
International Index Fund	0.50%
Equity and Bond Fund	None
Bond Fund	0.10%
Tax Advantaged Bond Fund	0.10%
Money Market Fund	0.10%
LifePath Income Fund	0.70%
LifePath 2010 Fund	0.70%
LifePath 2020 Fund	0.70%
LifePath 2030 Fund	0.70%
LifePath 2040 Fund	0.70%

SFIMC does not receive an investment advisory and management services fee for performing its services for the Equity and Bond Fund. However, SFIMC receives investment advisory and management services fees from managing the underlying Funds into which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to SFIMC to acquire shares of each Fund in which it invests. Because the underlying Funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

SFIMC has engaged Capital Guardian Trust Company (“Capital Guardian”) as the investment sub-adviser to provide day-to-day portfolio management for the Equity Fund, Small Cap Equity Fund and International Equity Fund, and Northern Trust Investments, N.A. (“Northern Trust”) as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and International Index Fund. In accordance with the overall investment objectives of each respective Fund, Capital Guardian and Northern Trust determine which securities to buy and sell for each of those Funds, select the brokers and dealers to effect the transactions, and negotiate commissions. Capital Guardian’s and Northern Trust’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds. For the year

\STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

ended December 31, 2005, the following fees were earned by Capital Guardian (beginning September 1, 2005 for the Equity Fund) and Northern Trust (beginning September 9, 2005) for providing sub-advisory services (although not all amounts indicated were paid during that period):

Capital Guardian	Advisory Fees
Equity Fund	$228,964
Small Cap Equity Fund	416,030
International Equity Fund	271,859

Total	$916,853

Northern Trust
Small Cap Index Fund	$94,359
International Index Fund	60,135

Total	$154,494

Distribution and Shareholder Services Agreements

The Trust has entered into distribution plan agreements pursuant to Rule 12b-1 of the Investment Company Act of 1940 with State Farm VP Management Corp. (“VP Management Corp.”). Under terms of these agreements, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts:

	Class A	Class B	Class R-1	Class R-2
All Funds other than Money Market Fund	0.25%	0.65%	0.50%	0.30%
Money Market Fund	0.15%	0.55%	0.40%	0.20%

The annual fee amount is payable to VP Management Corp. by each Fund only to the extent VP Management Corp. has incurred distribution expenses to be reimbursed. Any distribution expenses incurred by VP Management Corp. and not otherwise reimbursed by the Funds under the applicable distribution plan can be carried forward and reimbursed in a later time period. At December 31, 2005, VP Management Corp. had not been reimbursed for the following amounts:

Equity Fund	$3,207,519
Small Cap Equity Fund	4,084,293
International Equity Fund	2,984,109
S&P 500 Index Fund	8,803,957
Small Cap Index Fund	5,638,904
International Index Fund	3,457,160
Equity and Bond Fund	5,482,113
Bond Fund	4,828,731
Tax Advantaged Bond Fund	4,615,693
Money Market Fund	2,571,963
LifePath Income Fund	845,228
LifePath 2010 Fund	1,872,193
LifePath 2020 Fund	2,756,713
LifePath 2030 Fund	1,795,128
LifePath 2040 Fund	1,100,299

TOTAL	$54,044,003

The Trust has a separate shareholder services agreement with SFIMC. Through April 30, 2005, the terms of the shareholder services agreement provided that each Fund paid SFIMC a fee of 0.25% of average daily net assets of Class A and Class B shares and 0.32% of Class R-1, Class R-2 and Class R-3 shares. Effective May 1, 2005, each Fund, except the Equity and Bond Fund, pays SFIMC a fee of 0.25% of average daily net assets of Class A, Class B and Institutional shares and, for the current year, 0.32% of Class R-1, Class R-2 and Class R-3 shares. The Equity and Bond Fund does not directly pay SFIMC any shareholder services fee for Class A, Class B or Institutional shares and, for the current year, directly pays 0.07% of average daily net assets of Class R-1, Class R-2 and Class R-3 shares. However, SFIMC receives a shareholder services fee from managing the Equity Fund and Bond Fund into which the Equity and Bond Fund invests.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees and the Trust’s portion of the compensation paid to or accrued for the Trust’s Chief Compliance Officer.

Expense Limitation and Expense Waiver Agreements

For the Class A, Class B and Institutional shares of all Funds other than the LifePath Funds, SFIMC has agreed to reimburse each Class if, and to the extent, the Class’s total annual operating expenses exceed the percentage of each Class’s average net assets indicated in the table below. SFIMC has agreed to reimburse each LifePath Fund Class if, and to the extent, the LifePath Fund Class’s total annual operating expenses, including net expenses incurred at the Master Portfolio and Underlying Fund levels, exceed the percentages of each LifePath Fund Class’s average net assets shown in the table below:

	Class A		Class B		Institutional through 04/30/2005	Institutional effective 05/01/2005
Equity Fund	1.20%		1.60%		0.70%	0.95%
Small Cap Equity Fund	1.40%		1.80%		0.90%	1.15%
International Equity Fund	1.50%		1.90%		1.00%	1.25%
S&P 500 Index Fund	0.80%		1.20%		0.30%	0.55%
Small Cap Index Fund	0.95%		1.35%		0.45%	0.70%
International Index Fund	1.15%		1.55%		0.65%	0.90%
Equity and Bond Fund	0.25	%(a)	0.65	%(a)	—	—
Bond Fund	0.70%		1.10%		0.20%	0.45%
Tax Advantaged Bond Fund	0.70%		1.10%		0.20%	0.45%
Money Market Fund	0.60%		1.00%		0.20%	0.45%
LifePath Income Fund	1.30%		1.70%		0.80%	1.05%
LifePath 2010 Fund	1.30%		1.70%		0.80%	1.05%
LifePath 2020 Fund	1.30%		1.70%		0.80%	1.05%
LifePath 2030 Fund	1.30%		1.70%		0.80%	1.05%
LifePath 2040 Fund	1.30%		1.70%		0.80%	1.05%

(a)	Through April 30, 2005, the expense reimbursement threshold for Equity and Bond Fund Class A and Class B shares was 0.50% and 0.90%, respectively. Effective May 1, 2005, the expense reimbursement threshold for the Equity and Bond Fund Class A and Class B shares was reduced to 0.25% and 0.65%, respectively.

All changes effective May 1, 2005 are a result of changes previously described in the Distribution and Shareholder Services Agreements section.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

For all Class R shares, SFIMC has agreed to reimburse each Class for any expenses incurred by the Class, other than management fees, administrative fees charged by the Master Portfolios, distribution (12b-1) fees, and shareholder services fees, that exceed the following percentage of the Class’s average daily assets:

Fund	Expense Reimbursement Threshold
Equity Fund	0.10%
Small Cap Equity Fund	0.10%
International Equity Fund	0.20%
S&P 500 Index Fund	0.10%
Small Cap Index Fund	0.10%
International Index Fund	0.15%
Bond Fund	0.10%
Money Market Fund	0.10%
LifePath Income Fund	0.10%
LifePath 2010 Fund	0.10%
LifePath 2020 Fund	0.10%
LifePath 2030 Fund	0.10%
LifePath 2040 Fund	0.10%

SFIMC has agreed to reimburse all expenses directly incurred by all Class R shares of the Equity and Bond Fund excluding distribution and shareholder services fees directly incurred by the Equity and Bond Fund. With respect to all classes of the LifePath Funds, Barclays has voluntarily agreed to waive management fees at the Master Portfolio level in an amount equal to the management fees, if any, charged to the Underlying Funds.

These arrangements are voluntary and may be eliminated by SFIMC or Barclays at any time.

3. Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Purchases	Sales	Purchases	Sales
Equity Fund	$234,714,274	$225,421,140	$44,534,300	$4,022,647
Small Cap Equity Fund	70,974,268	69,427,300	50,988,662	37,852,316
International Equity Fund	27,910,725	21,002,560	19,938,849	13,282,925
Small Cap Index Fund	15,745,009	7,090,798	—	—
International Index Fund	7,657,926	1,978,056	—	—
Equity and Bond Fund	24,910,742	1,721,414	22,104,368	1,235,563
Bond Fund	64,368,010	28,665,953	64,828,968	26,133,534
Tax Advantaged Bond Fund	8,915,875	—	7,361,835	1,739,955

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Futures and foreign currency contracts

International Equity Fund and International Index Fund had the following open forward foreign currency contracts at December 31, 2005:

International Equity Fund

Foreign amount	Currency	Contracts	Settlement date	U.S. Dollar	Unrealized gain (loss)
705,480	Canadian Dollar	2	01/03/2006-01/24/2006	604,307	$(9,005)
698,329	Euro	2	04/07/2006	828,075	14,263
874,709	British Pound	4	01/12/2006-06/14/2006	1,501,848	(41,021)
101,667,628	Japanese Yen	4	01/04/2006-01/10/2006	862,073	(6,533)
1,207,460	Swiss Franc	3	01/12/2006-06/14/2006	924,981	23,028

				Total	$(19,268)

International Index Fund

Foreign amount	Currency	Contracts	Settlement date	U.S. Dollar	Unrealized gain (loss)
382,305	Australian Dollar	1	01/03/2006	280,440	$440
188,925	Danish Krone	1	01/03/2006	29,877	(123)
98,608	British Pound	1	01/03/2006	169,285	(715)
852,841	Hong Kong Dollar	1	01/03/2006	109,994	(6)
136,671,200	Japanese Yen	1	01/04/2006	1,157,936	(2,064)
338,900	Norwegian Krone	1	01/03/2006	50,050	50
83,250	Singapore Dollar	1	01/03/2006	50,066	66
1,349,919	Swedish Krona	1	01/03/2006	169,617	(383)
551,670	Swiss Franc	1	01/03/2006	418,582	(1,418)

				Total	$(4,153)

The Small Cap Index and International Index Funds had the following open futures contracts at December 31, 2005:

Fund	Type	Number of contracts	Notional Value	Market Value	Position	Expiration month	Unrealized gain (loss)
Small Cap Index Fund	Russell 2000 Index	3	$1,037,989	$1,017,450	Long	March ‘06	$(20,539)
Small Cap Index Fund	Russell 2000 Mini	12	818,362	813,960	Long	March ‘06	(4,402)

Total							(24,941)

International Index Fund	Hang Seng Index	3	295,870	287,055	Long	January ‘06	(8,815)
International Index Fund	DJ Euro Stoxx 50	42	1,757,287	1,777,535	Long	March ‘06	20,248
International Index Fund	FTSE 100 Index	16	1,520,414	1,542,603	Long	March ‘06	22,189
International Index Fund	Nikkei 225	5	398,750	401,250	Long	March ‘06	2,500
International Index Fund	Share Price Index	3	253,662	260,062	Long	March ‘06	6,400

Total							$42,522

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fund share transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following number of shares and dollars by class:

Year ended December 31, 2005

	Class A Dollar Amounts				Class A Share Amounts
2005	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$19,980,293	$9,933,751	$22,981,959	$6,932,085	2,312,254	1,195,395	2,647,717	859,932
Small Cap Equity Fund	9,409,565	2,152,130	8,644,972	2,916,723	928,019	209,964	849,761	288,222
International Equity Fund	7,020,978	325,096	2,611,697	4,734,377	737,342	30,274	274,994	492,622
S&P 500 Index Fund	76,438,492	6,322,948	44,556,461	38,204,979	8,367,349	675,512	4,854,927	4,187,934
Small Cap Index Fund	33,226,692	9,667,018	18,120,101	24,773,609	2,564,977	734,641	1,389,691	1,909,927
International Index Fund	28,114,905	1,552,927	7,408,453	22,259,379	2,694,053	140,471	706,232	2,128,292
Equity and Bond Fund	17,339,553	1,776,164	12,126,141	6,989,576	1,804,978	182,628	1,262,167	725,439
Bond Fund	35,349,452	4,379,021	19,507,368	20,221,105	3,354,620	416,455	1,852,987	1,918,088
Tax Advantaged Bond Fund	17,323,957	1,185,688	10,278,343	8,231,302	1,566,019	107,211	932,296	740,934
Money Market Fund	102,028,865	1,922,749	96,537,195	7,414,419	102,028,865	1,922,749	96,537,195	7,414,419
LifePath Income Fund	45,718,297	3,897,868	15,464,203	34,151,962	4,099,270	349,317	1,388,387	3,060,200
LifePath 2010 Fund	97,647,213	9,135,010	24,558,124	82,224,099	8,352,747	779,578	2,097,547	7,034,778
LifePath 2020 Fund	141,570,492	11,311,029	27,126,406	125,755,115	11,439,911	905,383	2,188,834	10,156,460
LifePath 2030 Fund	96,754,002	6,385,632	14,955,383	88,184,251	7,510,436	488,695	1,158,867	6,840,264
LifePath 2040 Fund	64,270,418	3,382,058	10,014,719	57,637,757	4,833,702	249,215	748,594	4,334,323

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class B Dollar Amounts				Class B Share Amounts
2005	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$5,793,572	$3,690,120	$4,854,290	$4,629,402	674,905	446,744	565,603	556,046
Small Cap Equity Fund	2,707,334	784,534	2,232,474	1,259,394	272,050	78,141	224,100	126,091
International Equity Fund	1,519,864	70,379	632,239	958,004	160,646	6,587	67,077	100,156
S&P 500 Index Fund	21,655,850	1,437,694	12,297,597	10,795,947	2,375,163	153,836	1,343,684	1,185,315
Small Cap Index Fund	8,195,344	3,090,101	4,408,195	6,877,250	638,859	236,738	341,488	534,109
International Index Fund	5,885,833	323,530	1,838,828	4,370,535	563,506	29,261	175,183	417,584
Equity and Bond Fund	5,911,569	580,499	4,161,005	2,331,063	616,297	59,565	433,255	242,607
Bond Fund	7,072,130	1,300,573	5,631,991	2,740,712	671,522	123,626	535,322	259,826
Tax Advantaged Bond Fund	696,632	127,403	1,076,102	(252,067)	62,777	11,513	97,104	22,814
Money Market Fund	1,221,143	21,295	774,843	467,595	1,221,143	21,295	774,843	467,595
LifePath Income Fund	3,593,201	387,205	1,661,112	2,319,294	323,240	34,737	149,115	208,862
LifePath 2010 Fund	13,845,931	1,610,478	3,760,493	11,695,916	1,190,270	138,045	322,784	1,005,531
LifePath 2020 Fund	26,331,257	2,308,622	4,819,622	23,820,257	2,138,788	185,391	390,595	1,933,584
LifePath 2030 Fund	22,442,790	1,574,161	3,155,165	20,861,786	1,756,447	121,172	246,490	1,631,129
LifePath 2040 Fund	16,226,520	877,523	2,434,789	14,669,254	1,225,064	64,966	183,286	1,106,744

	Institutional Class Dollar Amounts				Institutional Class Share Amounts
2005	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$7,831,717	$13,610,832	$2,502,664	$18,939,885	937,877	1,680,350	294,384	2,323,843
Small Cap Equity Fund	2,638,739	495,850	1,098,575	2,036,014	259,870	47,724	108,338	199,256
International Equity Fund	2,269,990	88,059	505,040	1,853,009	233,994	8,263	52,799	189,458
S&P 500 Index Fund	13,101,599	1,117,024	3,331,433	10,887,190	1,436,050	118,893	362,669	1,192,274
Small Cap Index Fund	8,593,407	2,148,083	2,983,976	7,757,514	661,140	161,593	226,493	596,240
International Index Fund	7,465,052	407,395	2,313,036	5,559,411	713,924	36,808	221,072	529,660
Equity and Bond Fund	2,607,630	212,346	752,458	2,067,518	272,842	21,954	78,433	216,363
Bond Fund	12,922,117	417,335	2,866,241	10,473,211	1,227,477	39,741	272,250	994,968
Tax Advantaged Bond Fund	50,348	4,306	10,859	43,795	4,551	389	975	3,965
Money Market Fund	10,438,220	297,807	8,760,862	1,975,165	10,438,220	297,807	8,760,862	1,975,165
LifePath Income Fund	2,115,898	382,633	784,401	1,714,130	188,982	34,244	70,037	153,189
LifePath 2010 Fund	9,892,346	1,067,157	2,717,532	8,241,971	841,360	90,538	232,556	699,342
LifePath 2020 Fund	17,805,666	1,513,860	2,806,209	16,513,317	1,427,821	120,311	224,465	1,323,667
LifePath 2030 Fund	16,653,890	1,304,242	1,488,992	16,469,140	1,286,301	99,381	114,810	1,270,872
LifePath 2040 Fund	12,686,956	829,535	1,762,883	11,753,608	952,863	60,912	131,355	882,420

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2005	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$661,169	$62,414	$127,026	$596,557	78,493	7,724	14,766	71,451
Small Cap Equity Fund	452,048	19,400	78,481	392,967	44,300	1,885	7,513	38,672
International Equity Fund	330,106	3,885	72,885	261,106	34,603	364	7,169	27,798
S&P 500 Index Fund	2,207,692	23,773	692,810	1,538,655	241,874	2,515	73,710	170,679
Small Cap Index Fund	892,801	49,560	270,547	671,814	68,490	3,731	19,867	52,354
International Index Fund	556,501	9,800	139,309	426,992	52,639	874	12,642	40,871
Equity and Bond Fund	398,300	7,477	46,416	359,361	41,977	777	4,875	37,879
Bond Fund	849,464	21,533	314,495	556,502	80,589	2,052	30,225	52,416
Money Market Fund	5,121,354	34,001	3,606,437	1,548,918	5,121,354	34,001	3,606,437	1,548,918
LifePath Income Fund	772,253	17,970	46,228	743,995	69,577	1,614	4,148	67,043
LifePath 2010 Fund	1,642,374	39,812	104,107	1,578,079	139,019	3,351	8,831	133,539
LifePath 2020 Fund	2,923,287	65,993	193,917	2,795,363	232,942	5,177	15,394	222,725
LifePath 2030 Fund	2,373,384	49,501	197,215	2,225,670	183,377	3,710	15,173	171,914
LifePath 2040 Fund	1,945,271	36,946	183,840	1,798,377	144,877	2,665	13,610	133,932

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2005	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$935,900	$99,950	$17,184	$1,018,666	111,104	12,355	2,053	121,406
Small Cap Equity Fund	211,509	9,497	17,017	203,989	20,688	921	1,667	19,942
International Equity Fund	183,029	2,181	21,437	163,773	18,742	204	2,340	16,606
S&P 500 Index Fund	2,462,254	26,174	172,341	2,316,087	268,689	2,727	18,488	252,928
Small Cap Index Fund	486,089	23,026	43,125	465,990	37,574	1,727	3,205	36,096
International Index Fund	540,332	7,540	96,261	451,611	51,919	658	9,062	43,515
Equity and Bond Fund	89,732	1,557	—	91,289	9,475	162	—	9,637
Bond Fund	799,918	13,185	162,807	650,296	76,564	1,257	15,497	62,324
Money Market Fund	4,703,751	19,470	3,266,822	1,456,399	4,703,751	19,470	3,266,822	1,456,399
LifePath Income Fund	593,593	13,556	29,538	577,611	53,466	1,210	2,643	52,033
LifePath 2010 Fund	957,433	21,984	49,219	930,198	82,170	1,843	4,135	79,878
LifePath 2020 Fund	1,475,260	30,688	36,377	1,469,571	119,265	2,396	2,865	118,796
LifePath 2030 Fund	1,170,154	23,503	15,415	1,178,242	91,303	1,753	1,195	91,861
LifePath 2040 Fund	1,397,915	26,282	7,684	1,416,513	106,660	1,881	573	107,968

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2005	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$103,458	$11,547	$1,977	$113,029	12,304	1,428	234	13,498
Small Cap Equity Fund	92,466	4,052	9,921	86,597	8,994	391	990	8,395
International Equity Fund	51,417	840	18	52,239	5,241	78	2	5,317
S&P 500 Index Fund	180,154	1,755	38,521	143,388	19,609	182	4,348	15,443
Small Cap Index Fund	66,696	2,874	14,719	54,851	5,076	215	1,194	4,097
International Index Fund	41,328	765	2,865	39,228	4,007	67	276	3,798
Equity and Bond Fund	47,845	715	9,117	39,443	5,040	74	965	4,149
Bond Fund	109,346	2,787	1,496	110,637	10,360	266	141	10,485
Money Market Fund	1,072,522	4,598	902,360	174,760	1,072,522	4,598	902,360	174,760
LifePath Income Fund	260	4	—	264	23	1	—	24
LifePath 2010 Fund	182,351	4,840	255	186,936	15,365	406	22	15,749
LifePath 2020 Fund	826,882	19,358	37,611	808,629	66,253	1,510	3,060	64,703
LifePath 2030 Fund	324,571	6,145	4,318	326,398	24,997	458	325	25,130
LifePath 2040 Fund	50,503	1,085	92	51,496	3,826	78	6	3,898

Year ended December 31, 2004 (Since September 13, 2004, for all Class R shares)

	Class A Dollar Amounts				Class A Share Amounts
2004	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$30,509,211	$877,951	$15,871,530	$15,515,632	3,759,736	102,445	1,963,049	1,899,132
Small Cap Equity Fund	15,440,914	—	10,375,109	5,065,805	1,592,755	—	1,115,529	477,226
International Equity Fund	6,728,156	116,971	5,007,424	1,837,703	789,799	12,561	595,649	206,711
S&P 500 Index Fund	121,031,241	1,110,016	37,076,819	85,064,438	14,066,971	131,980	4,315,887	9,883,064
Small Cap Index Fund	47,919,275	456,837	16,565,535	31,810,577	3,914,519	38,814	1,363,556	2,589,777
International Index Fund	22,483,201	565	6,779,641	15,704,125	2,447,136	67	740,949	1,706,254
Equity and Bond Fund	26,722,179	1,506,161	15,627,996	12,600,344	2,885,938	159,821	1,691,426	1,354,333
Bond Fund	43,608,056	3,467,988	27,079,642	19,996,402	4,094,023	326,202	2,545,901	1,874,324
Tax Advantaged Bond Fund	15,840,534	1,009,339	10,222,541	6,627,332	1,428,604	91,249	924,590	595,263
Money Market Fund	116,045,100	510,161	108,518,512	8,036,749	116,045,100	510,161	108,518,512	8,036,749
LifePath Income Fund	43,821,573	484,049	10,719,548	33,586,074	4,015,245	44,672	985,547	3,074,370
LifePath 2010 Fund	97,420,269	111,956	11,629,613	85,902,612	8,612,027	10,051	1,026,895	7,595,183
LifePath 2020 Fund	130,559,341	136,886	12,542,234	118,153,993	11,097,835	11,873	1,065,677	10,044,031
LifePath 2030 Fund	73,238,584	66,638	8,028,883	65,276,339	6,062,226	5,658	659,780	5,408,104
LifePath 2040 Fund	43,587,000	25,915	5,527,561	38,085,354	3,519,848	2,145	444,706	3,077,287

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class B Dollar Amounts				Class B Share Amounts
2004	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$9,159,427	$213,834	$3,559,477	$5,813,784	1,136,949	25,098	441,414	720,633
Small Cap Equity Fund	4,375,867	—	1,886,431	2,489,436	455,021	—	199,637	255,384
International Equity Fund	1,733,030	18,974	598,985	1,153,019	204,538	2,049	70,318	136,269
S&P 500 Index Fund	33,996,084	228,195	9,549,850	24,674,429	3,959,032	27,131	1,110,289	2,875,874
Small Cap Index Fund	12,499,960	97,964	3,340,940	9,256,984	1,032,948	8,350	275,453	765,845
International Index Fund	5,070,288	(97)	1,082,118	3,988,073	554,886	(12)	118,379	436,495
Equity and Bond Fund	8,916,229	506,725	4,081,207	5,341,747	961,240	53,594	439,675	575,159
Bond Fund	9,729,416	1,144,754	6,109,222	4,764,948	913,087	107,611	572,880	447,818
Tax Advantaged Bond Fund	966,827	134,830	1,474,535	(372,878)	87,015	12,188	133,515	(34,312)
Money Market Fund	798,002	2,379	609,952	190,429	798,002	2,379	609,952	190,429
LifePath Income Fund	5,151,052	45,121	846,413	4,349,760	473,145	4,173	77,918	399,400
LifePath 2010 Fund	18,307,057	19,662	1,789,852	16,536,867	1,623,915	1,768	158,398	1,467,285
LifePath 2020 Fund	29,951,785	26,807	2,868,971	27,109,621	2,553,277	2,327	243,158	2,312,446
LifePath 2030 Fund	20,708,505	14,788	2,263,293	18,460,000	1,721,797	1,259	186,612	1,536,444
LifePath 2040 Fund	13,188,031	5,558	1,641,406	11,552,183	1,068,974	461	132,731	936,704

	Institutional Class Dollar Amounts				Institutional Class Share Amounts
2004	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$18,044,567	$206,966	$2,124,688	$16,126,845	2,289,954	24,727	267,379	2,047,302
Small Cap Equity Fund	3,565,611	—	1,271,816	2,293,795	364,961	—	133,130	231,831
International Equity Fund	1,349,386	34,512	418,186	965,712	158,757	3,729	48,992	113,494
S&P 500 Index Fund	15,463,275	187,876	3,414,238	12,236,913	1,793,379	22,293	395,043	1,420,629
Small Cap Index Fund	9,534,270	113,986	2,128,172	7,520,084	770,624	9,595	171,957	608,262
International Index Fund	4,955,157	190	907,828	4,047,519	534,470	22	95,668	438,824
Equity and Bond Fund	2,427,355	161,769	755,339	1,833,785	262,970	17,265	81,778	198,457
Bond Fund	13,395,564	1,585,495	3,544,446	11,436,613	1,260,817	149,516	334,340	1,075,993
Tax Advantaged Bond Fund	30,432	2,839	8,569	24,702	2,728	257	782	2,203
Money Market Fund	13,819,705	96,393	11,623,896	2,292,202	13,819,705	96,393	11,623,896	2,292,202
LifePath Income Fund	3,987,617	53,488	317,259	3,723,846	361,446	4,924	29,024	337,346
LifePath 2010 Fund	10,897,675	15,372	1,080,943	9,832,104	955,252	1,375	94,397	862,230
LifePath 2020 Fund	15,511,700	20,468	1,198,739	14,333,429	1,313,615	1,769	100,693	1,214,691
LifePath 2030 Fund	12,169,000	20,886	1,039,160	11,150,726	1,004,184	1,768	85,089	920,863
LifePath 2040 Fund	9,635,156	7,644	675,026	8,967,774	775,392	631	54,024	721,999

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2004	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,050,653	$561	$—	$1,051,214	135,105	67	—	135,172
Small Cap Equity Fund	1,031,224	—	—	1,031,224	116,841	—	—	116,841
International Equity Fund	1,049,582	469	—	1,050,051	125,662	50	—	125,712
S&P 500 Index Fund	1,561,325	—	67	1,561,258	177,275	—	8	177,267
Small Cap Index Fund	1,211,918	—	—	1,211,918	98,011	—	—	98,011
International Index Fund	1,141,642	—	—	1,141,642	124,208	—	—	124,208
Equity and Bond Fund	1,076,019	1,677	—	1,077,696	117,501	178	—	117,679
Bond Fund	1,179,943	463	—	1,180,406	111,169	43	—	111,212
Money Market Fund	1,121,776	117	98	1,121,795	1,121,776	117	98	1,121,795
LifePath Income Fund	118,140	—	15	118,125	10,750	—	1	10,749
LifePath 2010 Fund	136,943	—	15	136,928	11,910	—	1	11,909
LifePath 2020 Fund	192,810	—	149	192,661	15,921	—	12	15,909
LifePath 2030 Fund	170,372	—	154	170,218	13,776	—	12	13,764
LifePath 2040 Fund	205,612	—	105	205,507	16,101	—	8	16,093

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2004	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,000,010	$—	$—	$1,000,010	129,033	—	—	129,033
Small Cap Equity Fund	1,000,135	—	128	1,000,007	113,780	—	14	113,766
International Equity Fund	1,000,010	—	—	1,000,010	120,193	—	—	120,193
S&P 500 Index Fund	1,000,010	—	—	1,000,010	116,010	—	—	116,010
Small Cap Index Fund	1,000,010	—	—	1,000,010	82,441	—	—	82,441
International Index Fund	1,000,010	—	—	1,000,010	110,255	—	—	110,255
Equity and Bond Fund	1,000,010	—	—	1,000,010	109,530	—	—	109,530
Bond Fund	1,000,020	—	—	1,000,020	94,253	—	—	94,253
Money Market Fund	1,000,357	—	90	1,000,267	1,000,357	—	90	1,000,267
LifePath Income Fund	100,000	—	—	100,000	9,132	—	—	9,132
LifePath 2010 Fund	109,199	—	—	109,199	9,579	—	—	9,579
LifePath 2020 Fund	109,711	—	—	109,711	9,269	—	—	9,269
LifePath 2030 Fund	102,033	—	—	102,033	8,464	—	—	8,464
LifePath 2040 Fund	100,130	—	—	100,130	8,140	—	—	8,140

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2004	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,002,220	$28	$122	$1,002,126	129,298	3	14	129,287
Small Cap Equity Fund	1,001,050	—	21	1,001,029	113,869	—	2	113,867
International Equity Fund	1,000,401	4	10	1,000,395	120,236	1	1	120,236
S&P 500 Index Fund	1,002,663	—	—	1,002,663	116,301	—	—	116,301
Small Cap Index Fund	1,001,850	—	—	1,001,850	82,578	—	—	82,578
International Index Fund	1,000,655	—	—	1,000,655	110,319	—	—	110,319
Equity and Bond Fund	1,001,403	32	56	1,001,379	109,676	3	6	109,673
Bond Fund	1,006,862	16	—	1,006,878	94,896	1	—	94,897
Money Market Fund	1,060,374	80	40	1,060,414	1,060,374	80	40	1,060,414
LifePath Income Fund	100,000	—	—	100,000	9,132	—	—	9,132
LifePath 2010 Fund	100,010	—	—	100,010	8,796	—	—	8,796
LifePath 2020 Fund	101,216	—	—	101,216	8,580	—	—	8,580
LifePath 2030 Fund	100,489	—	—	100,489	8,344	—	—	8,344
LifePath 2040 Fund	100,497	—	—	100,497	8,168	—	—	8,168

STATE FARM MUTUAL FUND TRUST EQUITY FUND

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2005	$8.54	$0.09	$0.50	$0.59	(0.09)	$(0.83)	$(0.92)
Year ended 12/31/2004	8.00	0.09	0.53	0.62	(0.08)	—	(0.08)
Year ended 12/31/2003	6.55	0.05	1.44	1.49	(0.04)	—	(0.04)
Year ended 12/31/2002	8.10	0.04	(1.56)	(1.52)	(0.03)	—	(0.03)
Year ended 12/31/2001	9.47	0.02	(1.39)	(1.37)	—	—	—
Class B Shares
Year ended 12/31/2005	8.49	0.06	0.50	0.56	(0.06)	(0.83)	(0.89)
Year ended 12/31/2004	7.96	0.06	0.52	0.58	(0.05)	—	(0.05)
Year ended 12/31/2003	6.51	0.02	1.45	1.47	(0.02)	—	(0.02)
Year ended 12/31/2002	8.06	0.01	(1.55)	(1.54)	(0.01)	—	(0.01)
Year ended 12/31/2001	9.47	(0.02)	(1.39)	(1.41)	—	—	—
Institutional Shares
Year ended 12/31/2005	8.34	0.12	0.49	0.61	(0.12)	(0.83)	(0.95)
Year ended 12/31/2004	7.81	0.13	0.52	0.65	(0.12)	—	(0.12)
Year ended 12/31/2003	6.38	0.09	1.41	1.50	(0.07)	—	(0.07)
Year ended 12/31/2002	7.88	0.07	(1.52)	(1.45)	(0.05)	—	(0.05)
Period ended 12/31/2001 (d)	7.54	0.02	0.34	0.36	(0.02)	—	(0.02)
Class R-1 Shares
Year ended 12/31/2005	8.33	0.06	0.49	0.55	(0.07)	(0.83)	(0.90)
Period ended 12/31/2004 (f)	7.75	0.04	0.64	0.68	(0.10)	—	(0.10)
Class R-2 Shares
Year ended 12/31/2005	8.33	0.08	0.50	0.58	(0.09)	(0.83)	(0.92)
Period ended 12/31/2004 (f)	7.75	0.04	0.64	0.68	(0.10)	—	(0.10)
Class R-3 Shares
Year ended 12/31/2005	8.33	0.10	0.51	0.61	(0.11)	(0.83)	(0.94)
Period ended 12/31/2004 (f)	7.75	0.05	0.64	0.69	(0.11)	—	(0.11)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.

(c)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense limitation threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(d)	From commencement of investment operations November 1, 2001.

(e)	Determined on an annualized basis.

(f)	From commencement of investment operations August 23, 2004.

(g)	Amount represents the portfolio turnover rate of the Fund for the full year.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations				Portfolio turnover rate
Net asset value, end of period	Total return (b)	Net assets, end of period (millions)	Expenses (c)		Net investment income (loss)		Expenses (c)		Net investment income (loss)
$8.21	6.76%	$99.1	1.20%		1.05%		1.21%		1.04%		90%
8.54	7.80	95.7	1.18		1.11		1.18		1.11		2
8.00	22.81	74.4	1.20		0.72		1.23		0.69		1
6.55	(18.75)	29.2	1.20		0.58		1.24		0.54		3
8.10	(14.47)	13.6	1.20		0.22		1.27		0.15		1
8.16	6.42	45.9	1.60		0.65		1.61		0.64		90
8.49	7.32	43.0	1.58		0.71		1.58		0.71		2
7.96	22.57	34.6	1.60		0.32		1.62		0.30		1
6.51	(19.15)	16.2	1.60		0.16		1.64		0.12		3
8.06	(14.89)	10.9	1.60		(0.18)		1.67		(0.25)		1
8.00	7.15	128.4	0.88		1.38		0.89		1.37		90
8.34	8.34	114.4	0.68		1.62		0.68		1.62		2
7.81	23.52	91.2	0.68		1.24		0.68		1.24		1
6.38	(18.35)	51.5	0.70		1.07		0.72		1.05		3
7.88	4.82	33.0	0.70	(e)	0.85	(e)	0.70	(e)	0.85	(e)	1	(g)
7.98	6.49	1.6	1.52		0.74		1.54		0.72		90
8.33	8.76	1.1	1.51	(e)	1.33	(e)	1.51	(e)	1.33	(e)	2	(g)
7.99	6.79	2.0	1.32		0.95		1.34		0.93		90
8.33	8.82	1.1	1.31	(e)	1.53	(e)	1.31	(e)	1.53	(e)	2	(g)
8.00	7.16	1.1	1.02		1.23		1.03		1.22		90
8.33	8.94	1.1	1.01	(e)	1.84	(e)	1.01	(e)	1.84	(e)	2	(g)

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (c)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2005	$10.45	$(0.04)	$0.21	$0.17	$—	$(0.50)	$(0.50)
Year ended 12/31/2004	9.84	(0.04)	0.65	0.61	—	—	—
Year ended 12/31/2003	7.06	(0.03)	2.81	2.78	—	—	—
Year ended 12/31/2002	9.56	(0.02)	(2.48)	(2.50)	—	—	—
Year ended 12/31/2001	9.78	(0.04)	(0.17)	(0.21)	—	(0.01)	(0.01)
Class B Shares
Year ended 12/31/2005	10.29	(0.08)	0.20	0.12	—	(0.50)	(0.50)
Year ended 12/31/2004	9.73	(0.08)	0.64	0.56	—	—	—
Year ended 12/31/2003	7.00	(0.06)	2.79	2.73	—	—	—
Year ended 12/31/2002	9.53	(0.06)	(2.47)	(2.53)	—	—	—
Year ended 12/31/2001	9.78	(0.08)	(0.16)	(0.24)	—	(0.01)	(0.01)
Institutional Shares
Year ended 12/31/2005	10.55	(0.01)	0.21	0.20	—	(0.50)	(0.50)
Year ended 12/31/2004	9.90	0.01	0.64	0.65	—	—	—
Year ended 12/31/2003	7.06	0.02	2.82	2.84	—	—	—
Period ended 12/31/2002 (f)	9.00	0.03	(1.97)	(1.94)	—	—	—
Class R-1 Shares
Year ended 12/31/2005	10.52	(0.07)	0.20	0.13	—	(0.50)	(0.50)
Period ended 12/31/2004 (h)	8.79	(0.02)	1.75	1.73	—	—	—
Class R-2 Shares
Year ended 12/31/2005	10.53	(0.05)	0.20	0.15	—	(0.50)	(0.50)
Period ended 12/31/2004 (h)	8.79	(0.01)	1.75	1.74	—	—	—
Class R-3 Shares
Year ended 12/31/2005	10.54	(0.02)	0.21	0.19	—	(0.50)	(0.50)
Period ended 12/31/2004 (h)	8.79	—	1.75	1.75	—	—	—

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income for Class R-3 shares represent less than $0.01 per share in 2004.

(c)	Distributions represent less than $0.01 per share in 2001.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense limitation threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	From commencement of investment operations February 28, 2002.

(g)	Determined on an annualized basis.

(h)	From commencement of investment operations August 31, 2004.

(i)	Amount represents the portfolio turnover rate of the Fund for the full year.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (e)		Net investment income (loss)		Expenses (e)		Net investment income (loss)		Portfolio turnover rate
$10.12	1.57%	$65.1	1.40%		(0.39)%		1.51%		(0.50)%		61%
10.45	6.20	64.2	1.40		(0.40)		1.44		(0.44)		37
9.84	39.38	55.8	1.40		(0.31)		1.48		(0.39)		33
7.06	(26.15)	25.8	1.40		(0.29)		1.48		(0.37)		29
9.56	(2.14)	26.6	1.40		(0.42)		1.48		(0.50)		44
9.91	1.10	41.2	1.80		(0.80)		1.91		(0.91)		61
10.29	5.76	41.4	1.80		(0.80)		1.84		(0.84)		37
9.73	39.00	36.7	1.80		(0.71)		1.87		(0.78)		33
7.00	(26.55)	21.2	1.80		(0.70)		1.88		(0.78)		29
9.53	(2.45)	24.8	1.80		(0.82)		1.88		(0.90)		44
10.25	1.83	13.5	1.07		(0.07)		1.18		(0.18)		61
10.55	6.57	11.8	0.90		0.11		0.95		0.06		37
9.90	40.23	8.8	0.90		0.19		0.98		0.11		33
7.06	(22.00)	3.3	0.90	(g)	0.40	(g)	0.98	(g)	0.32	(g)	29	(i)
10.15	1.17	1.6	1.72		(0.71)		1.83		(0.82)		61
10.52	19.68	1.2	1.72	(g)	(0.47	)(g)	1.80	(g)	(0.55	)(g)	37	(i)
10.18	1.36	1.4	1.52		(0.51)		1.63		(0.62)		61
10.53	19.80	1.2	1.52	(g)	(0.28	)(g)	1.60	(g)	(0.36	)(g)	37	(i)
10.23	1.74	1.3	1.22		(0.22)		1.33		(0.33)		61
10.54	19.91	1.2	1.22	(g)	0.02	(g)	1.30	(g)	(0.06	)(g)	37	(i)

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b) (c)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (d)	Net realized gain (d)	Total distributions
Class A Shares
Year ended 12/31/2005	$9.36	$0.07	$1.45	$1.52	$(0.14)	$—	$(0.14)
Year ended 12/31/2004	8.39	0.04	1.00	1.04	(0.07)	—	(0.07)
Year ended 12/31/2003	6.34	0.03	2.10	2.13	(0.08)	—	(0.08)
Year ended 12/31/2002	7.77	0.02	(1.35)	(1.33)	(0.10)	—	(0.10)
Year ended 12/31/2001	9.64	—	(1.87)	(1.87)	—	—	—
Class B Shares
Year ended 12/31/2005	9.31	0.04	1.44	1.48	(0.11)	—	(0.11)
Year ended 12/31/2004	8.35	0.01	0.98	0.99	(0.03)	—	(0.03)
Year ended 12/31/2003	6.31	—	2.09	2.09	(0.05)	—	(0.05)
Year ended 12/31/2002	7.74	(0.01)	(1.35)	(1.36)	(0.07)	—	(0.07)
Year ended 12/31/2001	9.64	(0.03)	(1.87)	(1.90)	—	—	—
Institutional Shares
Year ended 12/31/2005	9.31	0.10	1.44	1.54	(0.17)	—	(0.17)
Year ended 12/31/2004	8.35	0.08	0.99	1.07	(0.11)	—	(0.11)
Year ended 12/31/2003	6.29	0.07	2.10	2.17	(0.11)	—	(0.11)
Period ended 12/31/2002 (g)	7.34	0.03	(0.95)	(0.92)	(0.13)	—	(0.13)
Class R-1 Shares
Year ended 12/31/2005	9.32	0.04	1.44	1.48	(0.12)	—	(0.12)
Period ended 12/31/2004 (i)	8.32	(0.02)	1.11	1.09	(0.09)	—	(0.09)
Class R-2 Shares
Year ended 12/31/2005	9.32	0.06	1.46	1.52	(0.13)	—	(0.13)
Period ended 12/31/2004 (i)	8.32	(0.01)	1.10	1.09	(0.09)	—	(0.09)
Class R-3 Shares
Year ended 12/31/2005	9.32	0.09	1.45	1.54	(0.16)	—	(0.16)
Period ended 12/31/2004 (i)	8.32	—	1.10	1.10	(0.10)	—	(0.10)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income for Class B shares represents less than $0.01 per share in 2003.

(c)	Net investment income for Class R-3 shares represents less than $0.01 per share in 2004.

(d)	Distributions represent less than $0.01 per share in 2001.

(e)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.

(f)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense limitation threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(g)	From commencement of investment operations February 28, 2002.

(h)	Determined on an annualized basis.

(i)	From commencement of investment operations September 13, 2004.

(j)	Amount represents the portfolio turnover rate of the Fund for the full year.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations
Net asset value, end of period	Total return (e)	Net assets, end of period (millions)	Expenses (f)		Net investment income (loss)		Expenses (f)		Net investment income (loss)		Portfolio turnover rate
$10.74	16.27%	$44.7	1.50%		0.78%		1.73%		0.55%		27%
9.36	12.34	34.4	1.50		0.48		1.68		0.30		22
8.39	33.61	29.1	1.50		0.45		1.91		0.04		16
6.34	(17.17)	18.4	1.50		0.23		2.00		(0.27)		24
7.77	(19.35)	20.8	1.50		0.05		1.75		(0.20)		26
10.68	15.84	34.3	1.90		0.40		2.13		0.17		27
9.31	11.89	28.9	1.90		0.06		2.08		(0.12)		22
8.35	33.18	24.8	1.90		0.07		2.32		(0.35)		16
6.31	(17.59)	17.4	1.90		(0.17)		2.40		(0.67)		24
7.74	(19.66)	19.8	1.90		(0.35)		2.15		(0.60)		26
10.68	16.57	9.3	1.17		1.09		1.41		0.85		27
9.31	12.78	6.3	1.00		0.96		1.18		0.78		22
8.35	34.56	4.7	1.00		0.94		1.41		0.53		16
6.29	(12.55)	2.7	1.00	(h)	0.56	(h)	1.51	(h)	0.05	(h)	24	(j)
10.68	15.86	1.6	1.82		0.42		2.05		0.19		27
9.32	13.06	1.2	1.82	(h)	(0.70	)(h)	2.04	(h)	(0.92	)(h)	22	(j)
10.71	16.34	1.5	1.62		0.67		1.85		0.44		27
9.32	13.12	1.1	1.62	(h)	(0.49	)(h)	1.84	(h)	(0.71	)(h)	22	(j)
10.70	16.51	1.3	1.32		0.97		1.55		0.74		27
9.32	13.22	1.1	1.32	(h)	(0.19	)(h)	1.54	(h)	(0.41	)(h)	22	(j)

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Year ended 12/31/2005	$9.18	$0.10	$0.28	$0.38	$(0.10)	$—	$(0.10)
Year ended 12/31/2004	8.43	0.11	0.74	0.85	(0.10)	—	(0.10)
Year ended 12/31/2003	6.66	0.07	1.75	1.82	(0.05)	—	(0.05)
Year ended 12/31/2002	8.66	0.06	(2.02)	(1.96)	(0.04)	—	(0.04)
Year ended 12/31/2001	9.98	0.05	(1.33)	(1.28)	(0.04)	—	(0.04)
Class B Shares
Year ended 12/31/2005	9.18	0.06	0.28	0.34	(0.06)	—	(0.06)
Year ended 12/31/2004	8.43	0.08	0.74	0.82	(0.07)	—	(0.07)
Year ended 12/31/2003	6.65	0.04	1.77	1.81	(0.03)	—	(0.03)
Year ended 12/31/2002	8.66	0.03	(2.02)	(1.99)	(0.02)	—	(0.02)
Year ended 12/31/2001	9.98	0.01	(1.31)	(1.30)	(0.02)	—	(0.02)
Institutional Shares
Year ended 12/31/2005	9.21	0.13	0.28	0.41	(0.13)	—	(0.13)
Year ended 12/31/2004	8.45	0.16	0.74	0.90	(0.14)	—	(0.14)
Year ended 12/31/2003	6.65	0.11	1.77	1.88	(0.08)	—	(0.08)
Period ended 12/31/2002 (g)	8.35	0.09	(1.72)	(1.63)	(0.07)	—	(0.07)
Class R-1 Shares
Year ended 12/31/2005	9.20	0.07	0.27	0.34	(0.07)	—	(0.07)
Period ended 12/31/2004 (i)	8.62	0.04	0.66	0.70	(0.12)	—	(0.12)
Class R-2 Shares
Year ended 12/31/2005	9.20	0.09	0.28	0.37	(0.11)	—	(0.11)
Period ended 12/31/2004 (i)	8.62	0.05	0.65	0.70	(0.12)	—	(0.12)
Class R-3 Shares
Year ended 12/31/2005	9.20	0.12	0.28	0.40	(0.11)	—	(0.11)
Period ended 12/31/2004 (i)	8.62	0.06	0.65	0.71	(0.13)	—	(0.13)

(a)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio. The expense and net investment income ratios for the Master Portfolio were 0.05% and 1.84%, respectively, for the year ended December 31, 2005.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Distributions represent less than $0.01 per share in 2001.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense limitation threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations February 28, 2002.

(h)	Determined on an annualized basis.

(i)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a) (e)		Net investment income (a)		Expenses (a) (e)		Net investment income (loss) (a)		Portfolio turnover rate (f)
$9.46	4.08%	$339.8	0.80%		1.10%		0.82%		1.08%		14%
9.18	10.06	291.4	0.80		1.29		0.80		1.29		14
8.43	27.39	184.3	0.80		0.99		0.89		0.90		8
6.66	(22.60)	62.9	0.80		0.88		0.86		0.82		12
8.66	(12.75)	32.4	0.80		0.57		0.90		0.47		9
9.46	3.69	139.0	1.20		0.70		1.22		0.68		14
9.18	9.67	124.1	1.20		0.87		1.20		0.87		14
8.43	27.19	89.7	1.20		0.59		1.29		0.50		8
6.65	(23.00)	38.4	1.20		0.46		1.27		0.39		12
8.66	(13.03)	26.1	1.20		0.17		1.30		0.07		9
9.49	4.38	53.0	0.48		1.42		0.50		1.40		14
9.21	10.59	40.4	0.30		1.79		0.30		1.79		14
8.45	28.27	25.1	0.30		1.49		0.39		1.40		8
6.65	(19.57)	8.3	0.30	(h)	1.48	(h)	0.35	(h)	1.43	(h)	12
9.47	3.73	3.3	1.12		0.79		1.15		0.76		14
9.20	8.12	1.6	1.12	(h)	1.65	(h)	1.12	(h)	1.65	(h)	14
9.46	3.95	3.5	0.92		1.02		0.95		0.99		14
9.20	8.11	1.1	0.92	(h)	1.93	(h)	0.92	(h)	1.93	(h)	14
9.49	4.35	1.3	0.62		1.28		0.65		1.25		14
9.20	8.20	1.1	0.62	(h)	2.24	(h)	0.62	(h)	2.24	(h)	14

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b) (c)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (d) (e) (f)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2005	$13.31	$0.05	$0.43	$0.48	$(0.01)	$(0.67)	($0.68)
Year ended 12/31/2004	11.69	0.05	1.99	2.04	(0.03)	(0.39)	(0.42)
Year ended 12/31/2003	8.14	0.04	3.60	3.64	(0.04)	(0.05)	(0.09)
Year ended 12/31/2002	10.37	0.05	(2.23)	(2.18)	—	(0.05)	(0.05)
Year ended 12/31/2001	10.43	0.06	0.10	0.16	(0.07)	(0.15)	(0.22)
Class B Shares
Year ended 12/31/2005	13.23	—	0.43	0.43	—	(0.67)	(0.67)
Year ended 12/31/2004	11.65	—	1.97	1.97	—	(0.39)	(0.39)
Year ended 12/31/2003	8.10	—	3.60	3.60	—	(0.05)	(0.05)
Year ended 12/31/2002	10.36	0.01	(2.22)	(2.21)	—	(0.05)	(0.05)
Year ended 12/31/2001	10.43	0.02	0.09	0.11	(0.03)	(0.15)	(0.18)
Institutional Shares
Year ended 12/31/2005	13.44	0.10	0.43	0.53	(0.05)	(0.67)	(0.72)
Year ended 12/31/2004	11.80	0.11	2.00	2.11	(0.08)	(0.39)	(0.47)
Year ended 12/31/2003	8.17	0.09	3.67	3.76	(0.08)	(0.05)	(0.13)
Period ended 12/31/2002 (j)	9.95	0.10	(1.83)	(1.73)	—	(0.05)	(0.05)
Class R-1 Shares
Year ended 12/31/2005	13.44	0.01	0.43	0.44	—	(0.67)	(0.67)
Period ended 12/31/2004 (l)	12.13	0.02	1.73	1.75	(0.05)	(0.39)	(0.44)
Class R-2 Shares
Year ended 12/31/2005	13.44	0.04	0.44	0.48	(0.01)	(0.67)	(0.68)
Period ended 12/31/2004 (l)	12.13	0.03	1.73	1.76	(0.06)	(0.39)	(0.45)
Class R-3 Shares
Year ended 12/31/2005	13.44	0.08	0.43	0.51	(0.03)	(0.67)	(0.70)
Period ended 12/31/2004 (l)	12.13	0.04	1.73	1.77	(0.07)	(0.39)	(0.46)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income for Class B shares represent less than $0.01 per share in 2003, 2004 and 2005.

(c)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Portfolio through September 9, 2005.

(d)	Distributions for Class B shares represent less than $0.01 per share in 2003 and 2002.

(e)	Distributions for Class A shares represent less than $0.01 per share in 2002.

(f)	Distributions for Institutional shares represent less than $0.01 per share in 2002.

(g)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.

(h)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense limitation threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations
Net asset value, end of period	Total return (g)	Net assets, end of period (millions)	Expenses (c) (h)		Net investment income (loss) (c)		Expenses (c) (h)		Net investment income (loss) (c)		Portfolio turnover rate (i)
$13.11	3.55%	$157.2	0.95%		0.41%		1.01%		0.35%		3%
13.31	17.40	134.2	0.95		0.41		0.97		0.39		20
11.69	44.70	87.6	0.95		0.42		1.11		0.26		48
8.14	(21.06)	34.0	0.95		0.53		1.05		0.43		28
10.37	1.42	29.4	0.95		0.61		1.08		0.48		46

12.99	3.18	75.2	1.35		0.00		1.41		(0.06)		3
13.23	16.90	69.6	1.35		0.00		1.37		(0.02)		20
11.65	44.46	52.4	1.35		0.02		1.51		(0.14)		48
8.10	(21.37)	26.8	1.35		0.12		1.45		0.02		28
10.36	1.03	27.5	1.35		0.21		1.48		0.08		46

13.25	3.89	31.2	0.63		0.73		0.69		0.67		3
13.44	17.84	23.7	0.45		0.92		0.47		0.90		20
11.80	45.97	13.6	0.45		0.91		0.61		0.75		48
8.17	(17.43)	3.9	0.45	(k)	1.16	(k)	0.53	(k)	1.08	(k)	28

13.21	3.20	2.0	1.27		0.09		1.33		0.03		3
13.44	14.42	1.3	1.27	(k)	0.57	(k)	1.31	(k)	0.53	(k)	20

13.24	3.46	1.6	1.07		0.29		1.13		0.23		3
13.44	14.46	1.1	1.07	(k)	0.74	(k)	1.11	(k)	0.70	(k)	20

13.25	3.75	1.1	0.77		0.58		0.83		0.52		3
13.44	14.55	1.1	0.77	(k)	1.04	(k)	0.81	(k)	1.00	(k)	20

(i)	The 2005 portfolio turnover rate reflects the period from September 9, 2005 to December 31, 2005. Prior to September 9, 2005, the Small Cap Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2005 through September 9, 2005 was 19%. The portfolio turnover rate for all other years represents that of the Master Portfolio.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations February 28, 2002.

(k)	Determined on an annualized basis.

(l)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Year ended 12/31/2005	$10.30	$0.16	$1.15	$1.31	$(0.19)	$—	$(0.19)
Year ended 12/31/2004	8.74	0.12	1.55	1.67	(0.11)	—	(0.11)
Year ended 12/31/2003	6.45	0.09	2.29	2.38	(0.09)	—	(0.09)
Year ended 12/31/2002	7.87	0.08	(1.43)	(1.35)	(0.07)	—	(0.07)
Year ended 12/31/2001	10.15	0.05	(2.31)	(2.26)	(0.02)	—	(0.02)
Class B Shares
Year ended 12/31/2005	10.29	0.12	1.15	1.27	(0.14)	—	(0.14)
Year ended 12/31/2004	8.74	0.09	1.54	1.63	(0.08)	—	(0.08)
Year ended 12/31/2003	6.44	0.07	2.29	2.36	(0.06)	—	(0.06)
Year ended 12/31/2002	7.87	0.05	(1.43)	(1.38)	(0.05)	—	(0.05)
Year ended 12/31/2001	10.15	0.02	(2.30)	(2.28)	—	—	—
Institutional Shares
Year ended 12/31/2005	10.33	0.20	1.15	1.35	(0.22)	—	(0.22)
Year ended 12/31/2004	8.75	0.17	1.56	1.73	(0.15)	—	(0.15)
Year ended 12/31/2003	6.44	0.13	2.30	2.43	(0.12)	—	(0.12)
Period ended 12/31/2002 (g)	7.48	0.08	(1.01)	(0.93)	(0.11)	—	(0.11)
Class R-1 Shares
Year ended 12/31/2005	10.32	0.13	1.15	1.28	(0.15)	—	(0.15)
Period ended 12/31/2004 (i)	9.07	0.01	1.37	1.38	(0.13)	—	(0.13)
Class R-2 Shares
Year ended 12/31/2005	10.32	0.15	1.16	1.31	(0.18)	—	(0.18)
Period ended 12/31/2004 (i)	9.07	0.01	1.38	1.39	(0.14)	—	(0.14)
Class R-3 Shares
Year ended 12/31/2005	10.32	0.19	1.14	1.33	(0.20)	—	(0.20)
Period ended 12/31/2004 (i)	9.07	0.02	1.37	1.39	(0.14)	—	(0.14)

(a)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Portfolio through September 9, 2005.

(b)	Average shares outstanding for the period were used to calculate net investment income per share.

(c)	Distributions represent less than $0.01 per share in 2001.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense limitation threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	The 2005 portfolio turnover rate reflects the period from September 9, 2005 to December 31, 2005. Prior to September 9, 2005, the International Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2005 through September 9, 2005 was 4%. The portfolio turnover rate for all other years represents that of the Master Portfolio.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations February 28, 2002.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a) (e)		Net investment income (a)		Expenses (a) (e)		Net investment income (loss) (a)		Portfolio turnover rate (f)
$11.42	12.67%	$90.9	1.15%		1.54%		1.28%		1.41%		1%
10.30	19.15	60.0	1.15		1.36		1.21		1.30		39
8.74	36.95	36.0	1.15		1.29		1.35		1.09		18
6.45	(17.08)	19.5	1.15		1.06		1.27		0.94		20
7.87	(22.19)	21.0	1.15		0.59		1.29		0.45		7
11.42	12.36	47.5	1.55		1.17		1.68		1.04		1
10.29	18.60	38.6	1.55		0.98		1.61		0.92		39
8.74	36.71	28.9	1.55		0.93		1.75		0.73		18
6.44	(17.56)	18.7	1.55		0.66		1.67		0.54		20
7.87	(22.43)	20.2	1.55		0.19		1.69		0.05		7
11.46	13.02	19.1	0.83		1.86		0.96		1.73		1
10.33	19.81	11.8	0.65		1.86		0.71		1.80		39
8.75	37.79	6.1	0.65		1.75		0.85		1.55		18
6.44	(12.45)	2.8	0.65	(h)	1.33	(h)	0.74	(h)	1.24	(h)	20
11.45	12.44	1.9	1.47		1.23		1.60		1.10		1
10.32	15.24	1.3	1.47	(h)	0.28	(h)	1.56	(h)	0.19	(h)	39
11.45	12.66	1.8	1.27		1.41		1.40		1.28		1
10.32	15.27	1.1	1.27	(h)	0.47	(h)	1.36	(h)	0.38	(h)	39
11.45	12.88	1.3	0.97		1.75		1.10		1.62		1
10.32	15.37	1.1	0.97	(h)	0.77	(h)	1.05	(h)	0.69	(h)	39

(h)	Determined on an annualized basis.

(i)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (b)	Total distributions
Class A Shares
Year ended 12/31/2005	$9.52	$0.21	$0.17	$0.38	$(0.14)	$—	$(0.14)
Year ended 12/31/2004	9.14	0.20	0.37	0.57	(0.19)	—	(0.19)
Year ended 12/31/2003	8.10	0.16	1.03	1.19	(0.15)	—	(0.15)
Year ended 12/31/2002	8.98	0.19	(0.97)	(0.78)	(0.10)	—	(0.10)
Year ended 12/31/2001	9.78	0.24	(0.79)	(0.55)	(0.23)	(0.02)	(0.25)
Class B Shares
Year ended 12/31/2005	9.53	0.17	0.19	0.36	(0.12)	—	(0.12)
Year ended 12/31/2004	9.15	0.16	0.38	0.54	(0.16)	—	(0.16)
Year ended 12/31/2003	8.10	0.12	1.04	1.16	(0.11)	—	(0.11)
Year ended 12/31/2002	8.97	0.16	(0.95)	(0.79)	(0.08)	—	(0.08)
Year ended 12/31/2001	9.78	0.23	(0.80)	(0.57)	(0.22)	(0.02)	(0.24)
Institutional Shares
Year ended 12/31/2005	9.47	0.25	0.15	0.40	(0.16)	—	(0.16)
Year ended 12/31/2004	9.10	0.25	0.36	0.61	(0.24)	—	(0.24)
Year ended 12/31/2003	8.06	0.21	1.01	1.22	(0.18)	—	(0.18)
Period ended 12/31/2002 (f)	8.94	0.22	(0.94)	(0.72)	(0.16)	—	(0.16)
Class R-1 Shares
Year ended 12/31/2005	9.40	0.19	0.17	0.36	(0.14)	—	(0.14)
Period ended 12/31/2004 (h)	9.13	0.13	0.35	0.48	(0.21)	—	(0.21)
Class R-2 Shares
Year ended 12/31/2005	9.40	0.20	0.17	0.37	(0.14)	—	(0.14)
Period ended 12/31/2004 (h)	9.13	0.14	0.35	0.49	(0.22)	—	(0.22)
Class R-3 Shares
Year ended 12/31/2005	9.40	0.22	0.17	0.39	(0.15)	—	(0.15)
Period ended 12/31/2004 (h)	9.13	0.15	0.35	0.50	(0.23)	—	(0.23)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Distributions represent less than $0.01 per share in 2003 and 2002.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios for the Institutional shares include the effect of the decreased voluntary expense limitation threshold (where applicable) and decreased shareholder services fees effective May 1, 2005.

(e)	Represents less than 0.5% in 2003.

(f)	From commencement of investment operations February 28, 2002.

(g)	Determined on an annualized basis.

(h)	From commencement of investment operations August 31, 2004.

(i)	Amount represents the portfolio turnover rate of the Fund for the full year.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d)		Net investment income		Expenses (d)		Net investment income		Portfolio turnover rate
$9.76	4.70%	$108.9	0.33%		2.18%		0.47%		2.04%		1%
9.52	6.28	99.4	0.50		2.16		0.59		2.07		1
9.14	14.70	83.0	0.50		1.89		0.61		1.78		0	(e)
8.10	(7.93)	48.6	0.50		2.30		0.61		2.19		3
8.98	(5.67)	29.3	0.09		2.62		0.21		2.50		6
9.77	4.28	60.4	0.73		1.77		0.87		1.63		1
9.53	5.89	56.6	0.90		1.76		0.99		1.67		1
9.15	14.36	49.0	0.90		1.45		1.00		1.35		0	(e)
8.10	(8.25)	33.3	0.90		1.85		1.01		1.74		3
8.97	(5.90)	25.9	0.15		2.46		0.27		2.34		6
9.71	5.14	9.0	0.00		2.59		0.14		2.45		1
9.47	6.77	6.8	0.00		2.75		0.09		2.66		1
9.10	15.26	4.7	0.00		2.44		0.13		2.31		0	(e)
8.06	(7.12)	1.5	0.00	(g)	3.33	(g)	0.09	(g)	3.24	(g)	3	(i)
9.62	4.36	1.5	0.64		1.97		0.78		1.83		1
9.40	5.28	1.1	0.82	(g)	3.77	(g)	0.92	(g)	3.67	(g)	1	(i)
9.63	4.56	1.1	0.45		2.07		0.59		1.93		1
9.40	5.33	1.0	0.62	(g)	3.82	(g)	0.72	(g)	3.72	(g)	1	(i)
9.64	4.96	1.1	0.15		2.36		0.29		2.22		1
9.40	5.43	1.0	0.32	(g)	4.13	(g)	0.42	(g)	4.03	(g)	1	(i)

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2005	$10.66	$0.41	($0.27)	$0.14	$(0.41)	$—	$(0.41)
Year ended 12/31/2004	10.66	0.40	—	0.40	(0.40)	—	(0.40)
Year ended 12/31/2003	10.73	0.40	(0.07)	0.33	(0.40)	—	(0.40)
Year ended 12/31/2002	10.35	0.51	0.40	0.91	(0.51)	(0.02)	(0.53)
Year ended 12/31/2001	10.25	0.60	0.14	0.74	(0.60)	(0.04)	(0.64)
Class B Shares
Year ended 12/31/2005	10.66	0.37	(0.27)	0.10	(0.37)	—	(0.37)
Year ended 12/31/2004	10.66	0.36	—	0.36	(0.36)	—	(0.36)
Year ended 12/31/2003	10.73	0.36	(0.07)	0.29	(0.36)	—	(0.36)
Year ended 12/31/2002	10.35	0.47	0.40	0.87	(0.47)	(0.02)	(0.49)
Year ended 12/31/2001	10.25	0.56	0.14	0.70	(0.56)	(0.04)	(0.60)
Institutional Shares
Year ended 12/31/2005	10.64	0.44	(0.26)	0.18	(0.44)	—	(0.44)
Year ended 12/31/2004	10.65	0.46	(0.01)	0.45	(0.46)	—	(0.46)
Year ended 12/31/2003	10.72	0.46	(0.07)	0.39	(0.46)	—	(0.46)
Year ended 12/31/2002	10.33	0.56	0.41	0.97	(0.56)	(0.02)	(0.58)
Period ended 12/31/2001 (c)	10.73	0.10	(0.36)	(0.26)	(0.10)	(0.04)	(0.14)
Class R-1 Shares
Year ended 12/31/2005	10.64	0.38	(0.26)	0.12	(0.38)	—	(0.38)
Period ended 12/31/2004 (e)	10.61	0.13	0.03	0.16	(0.13)	—	(0.13)
Class R-2 Shares
Year ended 12/31/2005	10.65	0.40	(0.28)	0.12	(0.40)	—	(0.40)
Period ended 12/31/2004 (e)	10.61	0.14	0.04	0.18	(0.14)	—	(0.14)
Class R-3 Shares
Year ended 12/31/2005	10.65	0.43	(0.27)	0.16	(0.43)	—	(0.43)
Period ended 12/31/2004 (e)	10.61	0.15	0.04	0.19	(0.15)	—	(0.15)

(a)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.

(b)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense limitation threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(c)	From commencement of investment operations November 1, 2001.

(d)	Determined on an annualized basis.

(e)	From commencement of investment operations August 23, 2004.

(f)	Amount represents the portfolio turnover rate of the Fund for the full year.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations
Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses (b)		Net investment income (loss)		Expenses (b)		Net investment income (loss)		Portfolio turnover rate
$10.39	1.32%	$138.0	0.70%		3.89%		0.73%		3.86%		11%
10.66	3.86	121.1	0.68		3.79		0.68		3.79		12
10.66	3.16	101.2	0.70		3.76		0.70		3.75		18
10.73	9.02	55.8	0.70		4.80		0.71		4.79		15
10.35	7.42	21.0	0.70		5.74		0.73		5.71		26
10.39	0.93	55.8	1.10		3.49		1.13		3.46		11
10.66	3.45	54.5	1.08		3.39		1.08		3.39		12
10.66	2.78	49.7	1.10		3.36		1.10		3.36		18
10.73	8.59	31.4	1.10		4.44		1.11		4.43		15
10.35	7.00	18.0	1.10		5.34		1.13		5.31		26
10.38	1.76	81.4	0.37		4.22		0.40		4.19		11
10.64	4.29	72.9	0.18		4.29		0.18		4.29		12
10.65	3.69	61.5	0.20		4.28		0.20		4.28		18
10.72	9.69	35.8	0.20		5.36		0.20		5.36		15
10.33	(2.33)	22.2	0.20	(d)	6.16	(d)	0.22	(d)	6.14	(d)	26	(f)
10.38	1.12	1.7	1.02		3.58		1.05		3.55		11
10.64	1.53	1.2	1.00	(d)	3.48	(d)	1.00	(d)	3.48	(d)	12	(f)
10.37	1.12	1.6	0.82		3.78		0.85		3.75		11
10.65	1.70	1.0	0.80	(d)	3.68	(d)	0.80	(d)	3.68	(d)	12	(f)
10.38	1.51	1.1	0.52		4.08		0.55		4.05		11
10.65	1.81	1.0	0.50	(d)	3.98	(d)	0.50	(d)	3.98	(d)	12	(f)

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2005	$11.13	$0.43	($0.17)	$0.26	$(0.43)	$—	$(0.43)
Year ended 12/31/2004	11.15	0.43	(0.02)	0.41	(0.43)	—	(0.43)
Year ended 12/31/2003	10.97	0.42	0.18	0.60	(0.42)	—	(0.42)
Year ended 12/31/2002	10.23	0.43	0.74	1.17	(0.43)	—	(0.43)
Year ended 12/31/2001	10.29	0.44	(0.06)	0.38	(0.44)	—	(0.44)
Class B Shares
Year ended 12/31/2005	11.13	0.38	(0.17)	0.21	(0.38)	—	(0.38)
Year ended 12/31/2004	11.15	0.38	(0.02)	0.36	(0.38)	—	(0.38)
Year ended 12/31/2003	10.97	0.38	0.18	0.56	(0.38)	—	(0.38)
Year ended 12/31/2002	10.23	0.39	0.74	1.13	(0.39)	—	(0.39)
Year ended 12/31/2001	10.29	0.40	(0.06)	0.34	(0.40)	—	(0.40)
Institutional Shares
Year ended 12/31/2005	11.14	0.47	(0.17)	0.30	(0.47)	—	(0.47)
Year ended 12/31/2004	11.16	0.48	(0.02)	0.46	(0.48)	—	(0.48)
Year ended 12/31/2003	10.98	0.48	0.18	0.66	(0.48)	—	(0.48)
Period ended 12/31/2002 (c)	10.52	0.40	0.46	0.86	(0.40)	—	(0.40)

(a)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.

(b)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense limitation threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(c)	From commencement of investment operations February 28, 2002.

(d)	Determined on an annualized basis.

(e)	Amount represents the portfolio turnover rate of the Fund for the full year.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations
Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses (b)		Net investment income		Expenses (b)		Net investment income		Portfolio turnover rate
$10.96	2.35%	$73.3	0.70%		3.86%		0.72%		3.84%		0%
11.13	3.74	66.2	0.70		3.86		0.70		3.86		2
11.15	5.60	59.6	0.70		3.83		0.70		3.83		8
10.97	11.64	43.7	0.70		4.03		0.71		4.02		7
10.23	3.77	29.0	0.70		4.26		0.71		4.25		0
10.96	1.94	34.0	1.10		3.47		1.12		3.45		0
11.13	3.33	34.8	1.10		3.46		1.10		3.46		2
11.15	5.18	35.2	1.10		3.43		1.10		3.43		8
10.97	11.20	32.0	1.10		3.64		1.12		3.62		7
10.23	3.35	27.0	1.10		3.86		1.11		3.85		0
10.97	2.69	0.2	0.38		4.19		0.40		4.17		0
11.14	4.26	0.2	0.20		4.36		0.20		4.36		2
11.16	6.18	0.2	0.20		4.33		0.21		4.32		8
10.98	8.35	0.1	0.20	(d)	4.49	(d)	0.21	(d)	4.48	(d)	7	(e)

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations		Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Total from investment operations	Net investment income (a) (b)	Total distributions
Class A Shares
Year ended 12/31/2005	$1.00	$0.03	$0.03	$(0.03)	$(0.03)
Year ended 12/31/2004	1.00	0.01	0.01	(0.01)	(0.01)
Year ended 12/31/2003	1.00	0.01	0.01	(0.01)	(0.01)
Year ended 12/31/2002	1.00	0.01	0.01	(0.01)	(0.01)
Year ended 12/31/2001	1.00	0.04	0.04	(0.04)	(0.04)
Class B Shares
Year ended 12/31/2005	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2004	1.00	—	—	—	—
Year ended 12/31/2003	1.00	—	—	—	—
Year ended 12/31/2002	1.00	0.01	0.01	(0.01)	(0.01)
Year ended 12/31/2001	1.00	0.03	0.03	(0.03)	(0.03)
Institutional Shares
Year ended 12/31/2005	1.00	0.03	0.03	(0.03)	(0.03)
Year ended 12/31/2004	1.00	0.01	0.01	(0.01)	(0.01)
Year ended 12/31/2003	1.00	0.01	0.01	(0.01)	(0.01)
Period ended 12/31/2002 (e)	1.00	0.01	0.01	(0.01)	(0.01)
Class R-1 Shares
Year ended 12/31/2005	1.00	0.02	0.02	(0.02)	(0.02)
Period ended 12/31/2004 (g)	1.00	—	—	—	—
Class R-2 Shares
Year ended 12/31/2005	1.00	0.02	0.02	(0.02)	(0.02)
Period ended 12/31/2004 (g)	1.00	—	—	—	—
Class R-3 Shares
Year ended 12/31/2005	1.00	0.03	0.03	(0.03)	(0.03)
Period ended 12/31/2004 (g)	1.00	—	—	—	—

(a)	Net investment income and distributions for Class B shares represent less than $0.01 per share in 2004 and 2003.

(b)	Net investment income and distributions for Class R-1 shares, Class R-2 shares and Class R-3 shares represent less than $0.01 per share in 2004.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class B shares. All other classes do not have a sales charge.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense limitation threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	From commencement of investment operations February 28, 2002.

(f)	Determined on an annualized basis.

(g)	From commencement of investment operations August 31, 2004.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense limitations				Average Net Asset ratios absent expense limitations
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d)		Net investment income		Expenses (d)		Net investment income
$1.00	2.64%	$80.5	0.60%		2.62%		0.71%		2.51%
1.00	0.76	73.1	0.60		0.78		0.63		0.75
1.00	0.54	65.1	0.60		0.52		0.65		0.47
1.00	1.14	36.2	0.60		1.10		0.71		0.99
1.00	3.62	11.0	0.60		3.22		0.84		2.98
1.00	2.22	6.4	1.00		2.22		1.11		2.11
1.00	0.36	5.9	1.00		0.36		1.03		0.33
1.00	0.14	5.7	1.00		0.14		1.03		0.11
1.00	0.74	5.4	1.00		0.73		1.13		0.60
1.00	3.21	5.2	1.00		3.15		1.26		2.89
1.00	2.89	11.2	0.37		2.85		0.48		2.74
1.00	1.17	9.2	0.20		1.20		0.23		1.17
1.00	0.94	6.9	0.20		0.92		0.24		0.88
1.00	1.28	2.6	0.20	(f)	1.47	(f)	0.27	(f)	1.40	(f)
1.00	2.32	2.7	0.92		2.42		1.04		2.30
1.00	0.31	1.1	0.92	(f)	0.94	(f)	0.98	(f)	0.88	(f)
1.00	2.51	2.5	0.72		2.51		0.83		2.40
1.00	0.38	1.0	0.72	(f)	1.14	(f)	0.78	(f)	1.08	(f)
1.00	2.72	1.2	0.52		2.72		0.63		2.61
1.00	0.45	1.1	0.52	(f)	1.34	(f)	0.58	(f)	1.28	(f)

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH INCOME FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Year ended 12/31/2005	$11.11	$0.26	$0.17	$0.43	$(0.27)	$(0.03)	$(0.30)
Year ended 12/31/2004	10.82	0.17	0.46	0.63	(0.17)	(0.17)	(0.34)
Period ended 12/31/2003 (h)	10.00	0.07	0.80	0.87	(0.05)	—	(0.05)
Class B Shares
Year ended 12/31/2005	11.10	0.21	0.17	0.38	(0.21)	(0.03)	(0.24)
Year ended 12/31/2004	10.81	0.13	0.46	0.59	(0.13)	(0.17)	(0.30)
Period ended 12/31/2003 (h)	10.00	0.05	0.79	0.84	(0.03)	—	(0.03)
Institutional Shares
Year ended 12/31/2005	11.13	0.29	0.17	0.46	(0.29)	(0.03)	(0.32)
Year ended 12/31/2004	10.84	0.23	0.46	0.69	(0.23)	(0.17)	(0.40)
Period ended 12/31/2003 (h)	10.00	0.10	0.80	0.90	(0.06)	—	(0.06)
Class R-1 Shares
Year ended 12/31/2005	11.08	0.22	0.17	0.39	(0.31)	(0.03)	(0.34)
Period ended 12/31/2004 (j)	10.95	0.04	0.44	0.48	(0.18)	(0.17)	(0.35)
Class R-2 Shares
Year ended 12/31/2005	11.09	0.25	0.17	0.42	(0.24)	(0.03)	(0.27)
Period ended 12/31/2004 (j)	10.95	0.05	0.43	0.48	(0.17)	(0.17)	(0.34)
Class R-3 Shares
Year ended 12/31/2005	11.09	0.28	0.17	0.45	(0.26)	(0.03)	(0.29)
Period ended 12/31/2004 (j)	10.95	0.06	0.43	0.49	(0.18)	(0.17)	(0.35)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense limitation threshold. For the year ended December 31, 2005, the net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense waivers, were 0.31% and 3.24%, respectively, for the year ended December 31, 2005.

(b)	Average shares outstanding for the period were used to calculate net investment income.

(c)	Distributions represent less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense limitation threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense limitation threshold. For the year ended December 31, 2005, the ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.65% and 2.90%, respectively, for the year ended December 31, 2005.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense limitations and expense waivers				Average Net Asset ratios absent expense limitations and expense waivers
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a) (e)		Net investment income (a)		Expenses (e) (f)		Net investment income (f)		Portfolio turnover rate (g)
$11.24	3.86%	$101.2	1.26%		2.30%		1.63%		1.93%		11%
11.11	5.87	66.0	1.26		1.58		1.61		1.23		138
10.82	8.74	31.0	1.30	(i)	1.13	(i)	1.73	(i)	0.70	(i)	29
11.24	3.44	11.1	1.66		1.91		2.03		1.54		11
11.10	5.46	8.7	1.66		1.18		2.01		0.83		138
10.81	8.47	4.1	1.70	(i)	0.75	(i)	2.31	(i)	0.14	(i)	29
11.27	4.19	8.6	0.93		2.64		1.30		2.27		11
11.13	6.37	6.8	0.76		2.10		1.11		1.75		138
10.84	9.09	2.9	0.80	(i)	1.66	(i)	1.56	(i)	0.90	(i)	29
11.13	3.55	0.9	1.58		1.96		1.95		1.59		11
11.08	4.44	0.1	1.56	(i)	1.30	(i)	1.86	(i)	1.00	(i)	138
11.24	3.80	0.7	1.38		2.16		1.75		1.79		11
11.09	4.43	0.1	1.36	(i)	1.46	(i)	1.65	(i)	1.17	(i)	138
11.25	4.09	0.1	1.08		2.49		1.45		2.12		11
11.09	4.52	0.1	1.06	(i)	1.76	(i)	1.35	(i)	1.47	(i)	138

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

(i)	Determined on an annualized basis.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2010 FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Year ended 12/31/2005	$11.58	$0.24	$0.31	$0.55	$(0.23)	$(0.06)	$(0.29)
Year ended 12/31/2004	11.16	0.17	0.61	0.78	(0.13)	(0.23)	(0.36)
Period ended 12/31/2003 (h)	10.00	0.06	1.13	1.19	(0.03)	—	(0.03)
Class B Shares
Year ended 12/31/2005	11.54	0.19	0.32	0.51	(0.18)	(0.06)	(0.24)
Year ended 12/31/2004	11.14	0.12	0.61	0.73	(0.10)	(0.23)	(0.33)
Period ended 12/31/2003 (h)	10.00	0.04	1.12	1.16	(0.02)	—	(0.02)
Institutional Shares
Year ended 12/31/2005	11.64	0.28	0.32	0.60	(0.26)	(0.06)	(0.32)
Year ended 12/31/2004	11.21	0.23	0.60	0.83	(0.17)	(0.23)	(0.40)
Period ended 12/31/2003 (h)	10.00	0.09	1.16	1.25	(0.04)	—	(0.04)
Class R-1 Shares
Year ended 12/31/2005	11.64	0.21	0.29	0.50	(0.23)	(0.06)	(0.29)
Period ended 12/31/2004 (j)	11.37	0.04	0.61	0.65	(0.15)	(0.23)	(0.38)
Class R-2 Shares
Year ended 12/31/2005	11.64	0.23	0.31	0.54	(0.22)	(0.06)	(0.28)
Period ended 12/31/2004 (j)	11.37	0.05	0.60	0.65	(0.15)	(0.23)	(0.38)
Class R-3 Shares
Year ended 12/31/2005	11.64	0.27	0.30	0.57	(0.25)	(0.06)	(0.31)
Period ended 12/31/2004 (j)	11.37	0.06	0.60	0.66	(0.16)	(0.23)	(0.39)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense limitation threshold. For the year ended December 31, 2005, the net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense waivers, were 0.30% and 2.96%, respectively, for the year ended December 31, 2005.

(b)	Average shares outstanding for the period were used to calculate net investment income.

(c)	Distributions represent less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for class A and Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense limitation threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense limitation threshold. For the year ended December 31, 2005, the ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.64% and 2.62%, respectively, for the year ended December 31, 2005.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense limitations and expense waivers				Average Net Asset ratios absent expense limitations and expense waivers
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a) (e)		Net investment income (a)		Expenses (e) (f)		Net investment income (f)		Portfolio turnover rate (g)
$11.84	4.73%	$216.5	1.24%		2.04%		1.58%		1.70%		12%
11.58	6.98	130.3	1.25		1.49		1.57		1.17		130
11.16	11.91	40.8	1.30	(i)	0.98	(i)	1.59	(i)	0.69	(i)	23
11.81	4.45	41.3	1.64		1.64		1.98		1.30		12
11.54	6.49	28.8	1.65		1.09		1.97		0.77		130
11.14	11.60	11.4	1.70	(i)	0.58	(i)	2.07	(i)	0.21	(i)	23
11.92	5.14	23.1	0.92		2.37		1.26		2.03		12
11.64	7.37	14.4	0.75		2.00		1.07		1.68		130
11.21	12.55	4.2	0.80	(i)	1.47	(i)	1.31	(i)	0.96	(i)	23
11.85	4.31	1.7	1.56		1.81		1.90		1.47		12
11.64	5.66	0.1	1.55	(i)	1.27	(i)	1.85	(i)	0.97	(i)	130
11.90	4.63	1.1	1.36		1.91		1.70		1.57		12
11.64	5.67	0.1	1.35	(i)	1.38	(i)	1.65	(i)	1.08	(i)	130
11.90	4.95	0.3	1.06		2.28		1.40		1.94		12
11.64	5.76	0.1	1.05	(i)	1.66	(i)	1.35	(i)	1.36	(i)	130

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

(i)	Determined on an annualized basis.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Year ended 12/31/2005	$12.24	$0.20	$0.54	$0.74	$(0.18)	$(0.10)	$(0.28)
Year ended 12/31/2004	11.55	0.16	0.85	1.01	(0.12)	(0.20)	(0.32)
Period ended 12/31/2003 (h)	10.00	0.06	1.52	1.58	(0.03)	—	(0.03)
Class B Shares
Year ended 12/31/2005	12.22	0.15	0.55	0.70	(0.14)	(0.10)	(0.24)
Year ended 12/31/2004	11.54	0.11	0.85	0.96	(0.08)	(0.20)	(0.28)
Period ended 12/31/2003 (h)	10.00	0.04	1.52	1.56	(0.02)	—	(0.02)
Institutional Shares
Year ended 12/31/2005	12.31	0.24	0.55	0.79	(0.21)	(0.10)	(0.31)
Year ended 12/31/2004	11.59	0.22	0.86	1.08	(0.16)	(0.20)	(0.36)
Period ended 12/31/2003 (h)	10.00	0.10	1.53	1.63	(0.04)	—	(0.04)
Class R-1 Shares
Year ended 12/31/2005	12.31	0.18	0.53	0.71	(0.19)	(0.10)	(0.29)
Period ended 12/31/2004 (j)	11.79	0.05	0.81	0.86	(0.14)	(0.20)	(0.34)
Class R-2 Shares
Year ended 12/31/2005	12.32	0.19	0.54	0.73	(0.18)	(0.10)	(0.28)
Period ended 12/31/2004 (j)	11.79	0.05	0.82	0.87	(0.14)	(0.20)	(0.34)
Class R-3 Shares
Year ended 12/31/2005	12.32	0.23	0.55	0.78	(0.21)	(0.10)	(0.31)
Period ended 12/31/2004 (j)	11.79	0.06	0.82	0.88	(0.15)	(0.20)	(0.35)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio and reflect SFIMC’s voluntary expense limitation threshold. For the year ended December 31, 2005, the net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, and reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense waivers, were 0.28% and 2.53%, respectively, for the year ended December 31, 2005.

(b)	Average shares outstanding for the period were used to calculate net investment income.

(c)	Distributions represent less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense limitation threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense limitation threshold. For the year ended December 31, 2005, the ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.62% and 2.19%, respectively, for the year ended December 31, 2005.

See accompanying notes to financial statements.

			Ratios/supplemental data
				Average Net Asset ratios assuming expense limitations and expense waivers				Average Net Asset ratios absent expense limitations and expense waivers
Net asset value, end of period	Total return (d)		Net assets, end of period (millions)	Expenses (a) (e)		Net investment income (a)		Expenses (e) (f)		Net investment income (f)		Portfolio turnover rate (g)
$12.70	6.02%		$313.5	1.22%		1.63%		1.56%		1.29%		17%
12.24	8.78		177.7	1.24		1.32		1.55		1.01		140
11.55	15.81		51.7	1.30	(i)	1.03	(i)	1.53	(i)	0.80	(i)	23
12.68	5.67		70.9	1.62		1.22		1.96		0.88		17
12.22	8.39		44.7	1.64		0.91		1.95		0.60		140
11.54	15.61		15.5	1.70	(i)	0.63	(i)	1.98	(i)	0.35	(i)	23
12.79	6.41	(k)	38.8	0.91		1.94		1.24		1.61		17
12.31	9.34		21.0	0.74		1.82		1.05		1.51		140
11.59	16.35		5.7	0.80	(i)	1.50	(i)	1.23	(i)	1.07	(i)	23
12.73	5.71		3.0	1.54		1.51		1.88		1.17		17
12.31	7.32		0.2	1.55	(i)	1.46	(i)	1.86	(i)	1.15	(i)	140
12.77	5.94		1.6	1.35		1.52		1.67		1.20		17
12.32	7.38		0.1	1.35	(i)	1.35	(i)	1.65	(i)	1.05	(i)	140
12.79	6.29		0.9	1.05		1.82		1.37		1.50		17
12.32	7.46		0.1	1.05	(i)	1.64	(i)	1.35	(i)	1.34	(i)	140

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

(i)	Determined on an annualized basis.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

(k)	Based upon net asset value of $12.79 as of December 31, 2005 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 30, 2005). For shareholder purchases and redemptions on December 30, 2005, the net asset value was $12.80, which caused the total return for the year ended December 31, 2005 to be equivalent to 6.49%.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Year ended 12/31/2005	$12.70	$0.17	$0.74	$0.91	$(0.15)	$(0.14)	$(0.29)
Year ended 12/31/2004	11.80	0.14	1.08	1.22	(0.10)	(0.22)	(0.32)
Period ended 12/31/2003 (h)	10.00	0.07	1.76	1.83	(0.03)	—	(0.03)
Class B Shares
Year ended 12/31/2005	12.65	0.12	0.73	0.85	(0.10)	(0.14)	(0.24)
Year ended 12/31/2004	11.77	0.09	1.07	1.16	(0.06)	(0.22)	(0.28)
Period ended 12/31/2003 (h)	10.00	0.04	1.75	1.79	(0.02)	—	(0.02)
Institutional Shares
Year ended 12/31/2005	12.74	0.21	0.76	0.97	(0.18)	(0.14)	(0.32)
Year ended 12/31/2004	11.83	0.20	1.06	1.26	(0.13)	(0.22)	(0.35)
Period ended 12/31/2003 (h)	10.00	0.10	1.77	1.87	(0.04)	—	(0.04)
Class R-1 Shares
Year ended 12/31/2005	12.74	0.15	0.72	0.87	(0.14)	(0.14)	(0.28)
Period ended 12/31/2004 (j)	12.04	0.05	0.98	1.03	(0.11)	(0.22)	(0.33)
Class R-2 Shares
Year ended 12/31/2005	12.75	0.16	0.74	0.90	(0.14)	(0.14)	(0.28)
Period ended 12/31/2004 (j)	12.04	0.05	0.99	1.04	(0.11)	(0.22)	(0.33)
Class R-3 Shares
Year ended 12/31/2005	12.75	0.19	0.74	0.93	(0.17)	(0.14)	(0.31)
Period ended 12/31/2004 (j)	12.04	0.06	0.99	1.05	(0.12)	(0.22)	(0.34)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and ex- penses of the Master Portfolio and reflect SFIMC’s voluntary expense limitation threshold. For the year ended December 31, 2005, the net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Port- folios, and reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense waivers, were 0.26% and 2.22%, respectively, for the year ended December 31, 2005.

(b)	Average shares outstanding for the period were used to calculate net investment income.

(c)	Distributions represent less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense limitation threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense limitation threshold. For the year ended December 31, 2005, the ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.60% and 1.88%, respectively, for the year ended December 31, 2005.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense limitations and expense waivers				Average Net Asset ratios absent expense limitations and expense waivers
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a) (e)		Net investment income (a)		Expenses (e) (f)		Net investment income (f)		Portfolio turnover rate (g)
$13.32	7.11%	$192.3	1.21%		1.32%		1.57%		0.96%		24%
12.70	10.32	96.5	1.23		1.18		1.58		0.83		138
11.80	18.31	25.9	1.30	(i)	1.05	(i)	1.80	(i)	0.55	(i)	32
13.26	6.72	52.7	1.61		0.91		1.97		0.55		24
12.65	9.88	29.7	1.63		0.77		1.98		0.42		138
11.77	17.89	9.5	1.70	(i)	0.64	(i)	2.29	(i)	0.05	(i)	32
13.39	7.57	36.1	0.90		1.63		1.26		1.27		24
12.74	10.70	18.1	0.73		1.67		1.08		1.32		138
11.83	18.74	5.9	0.80	(i)	1.53	(i)	1.49	(i)	0.84	(i)	32
13.33	6.81	2.5	1.53		1.12		1.88		0.77		24
12.74	8.60	0.2	1.53	(i)	1.46	(i)	1.87	(i)	1.12	(i)	138
13.37	7.06	1.3	1.33		1.21		1.68		0.86		24
12.75	8.66	0.1	1.34	(i)	1.32	(i)	1.67	(i)	0.99	(i)	138
13.37	7.25	0.4	1.03		1.51		1.39		1.15		24
12.75	8.76	0.1	1.04	(i)	1.61	(i)	1.37	(i)	1.28	(i)	138

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

(i)	Determined on an annualized basis.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Year ended 12/31/2005	$13.12	$0.14	$0.88	$1.02	$(0.11)	$(0.16)	$(0.27)
Year ended 12/31/2004	12.11	0.13	1.19	1.32	(0.10)	(0.21)	(0.31)
Period ended 12/31/2003 (h)	10.00	0.06	2.08	2.14	(0.03)	—	(0.03)
Class B Shares
Year ended 12/31/2005	13.09	0.08	0.90	0.98	(0.07)	(0.16)	(0.23)
Year ended 12/31/2004	12.09	0.08	1.19	1.27	(0.06)	(0.21)	(0.27)
Period ended 12/31/2003 (h)	10.00	0.03	2.07	2.10	(0.01)	—	(0.01)
Institutional Shares
Year ended 12/31/2005	13.16	0.18	0.90	1.08	(0.14)	(0.16)	(0.30)
Year ended 12/31/2004	12.13	0.19	1.19	1.38	(0.14)	(0.21)	(0.35)
Period ended 12/31/2003 (h)	10.00	0.09	2.08	2.17	(0.04)	—	(0.04)
Class R-1 Shares
Year ended 12/31/2005	13.15	0.12	0.86	0.98	(0.10)	(0.16)	(0.26)
Period ended 12/31/2004 (j)	12.30	0.05	1.13	1.18	(0.12)	(0.21)	(0.33)
Class R-2 Shares
Year ended 12/31/2005	13.16	0.12	0.89	1.01	(0.09)	(0.16)	(0.25)
Period ended 12/31/2004 (j)	12.30	0.05	1.13	1.18	(0.11)	(0.21)	(0.32)
Class R-3 Shares
Year ended 12/31/2005	13.16	0.16	0.89	1.05	(0.12)	(0.16)	(0.28)
Period ended 12/31/2004 (j)	12.30	0.06	1.13	1.19	(0.12)	(0.21)	(0.33)

(a)	The per share net amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of income and ex- penses of the Master Portfolio and reflect SFIMC’s voluntary expense limitation threshold. For the year ended December 31, 2005, the net amounts and ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Port- folios, and reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, assuming Barclays’ expense waivers, were 0.26% and 1.96%, respectively, for the year ended December 31, 2005.

(b)	Average shares outstanding for the period were used to calculate net investment income.

(c)	Distributions represent less than $0.01 per share in 2003.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A and Class B shares. All other classes do not have a sales charge.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense limitation threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect inclusion of the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect SFIMC’s voluntary expense limitation threshold. For the year ended December 31, 2005, the ratios also include the Fund’s indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios, but do not reflect Barclays’ voluntary expense waivers of the management fees charged to the Master Portfolio in an amount equal to the Fund’s indirect proportionate amount of the management and administration fees, if any, charged to the Underlying Funds, including the Active Stock and CoreAlpha Bond Master Portfolios. The expense and net investment income ratios for the Master Portfolio, excluding any expense waivers for the Underlying Funds were 0.59% and 1.63%, respectively, for the year ended December 31, 2005.

See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense limitations and expense waivers				Average Net Asset ratios absent expense limitations and expense waivers
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (a) (e)		Net investment income (a)		Expenses (e) (f)		Net investment income (loss) (f)		Portfolio turnover rate (g)
$13.87	7.71%	$116.9	1.21%		1.04%		1.62%		0.63%		38%
13.12	10.86	53.7	1.22		1.06		1.67		0.61		147
12.11	21.37	12.3	1.30	(i)	0.86	(i)	2.38	(i)	(0.22	)(i)	29
13.84	7.41	34.1	1.61		0.63		2.02		0.22		38
13.09	10.51	17.8	1.62		0.63		2.08		0.17		147
12.09	21.05	5.1	1.70	(i)	0.47	(i)	2.85	(i)	(0.68	)(i)	29
13.94	8.15	25.5	0.90		1.34		1.31		0.93		38
13.16	11.32	12.5	0.72		1.56		1.17		1.11		147
12.13	21.70	2.8	0.80	(i)	1.36	(i)	2.22	(i)	(0.06	)(i)	29
13.87	7.43	2.1	1.52		0.90		1.94		0.48		38
13.15	9.54	0.2	1.52	(i)	1.38	(i)	1.92	(i)	0.98	(i)	147
13.92	7.65	1.6	1.33		0.88		1.74		0.47		38
13.16	9.59	0.1	1.33	(i)	1.23	(i)	1.72	(i)	1.84	(i)	147
13.93	7.96	0.2	1.03		1.20		1.44		0.79		38
13.16	9.69	0.1	1.03	(i)	1.54	(i)	1.42	(i)	1.15	(i)	147

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations May 9, 2003.

(i)	Determined on an annualized basis.

(j)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations September 13, 2004.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the State Farm Mutual Fund Trust

State Farm Equity Fund

State Farm Small Cap Equity Fund

State Farm International Equity Fund

State Farm S&P 500 Index Fund

State Farm Small Cap Index Fund

State Farm International Index Fund

State Farm Equity and Bond Fund

State Farm Bond Fund

State Farm Tax Advantaged Bond Fund

State Farm Money Market Fund

State Farm LifePath Income Fund

State Farm LifePath 2010 Fund

State Farm LifePath 2020 Fund

State Farm LifePath 2030 Fund

State Farm LifePath 2040 Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (except for the Feeder Funds – State Farm S&P 500 Index, State Farm LifePath Income, State Farm LifePath 2010, State Farm LifePath 2020, State Farm LifePath 2030, State Farm LifePath 2040, whose portfolio of investments are not included), of the State Farm Equity Fund, State Farm Small Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity and Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund, State Farm Money Market Fund, State Farm LifePath Income Fund, State Farm LifePath 2010 Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, and State Farm LifePath 2040 Fund, comprising the State Farm Mutual Fund Trust (the Funds) as of December 31, 2005, the related statements of operations, the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Mutual Fund Trust at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 17, 2006

Chicago, Illinois

Management Information – State Farm Mutual Fund Trust (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler 1000 LaSalle Avenue Minneapolis, MN 55403 Age 52	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law (since 6/2002); DEAN – University of Illinois College of Law (8/1993-6/2002); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
James A. Shirk 103 North Robinson Bloomington, Illinois 61701 Age 61	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT (since 6/1981) – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini Office of the Chancellor Box # 297080 Fort Worth, TX 76129 Age 49	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHANCELLOR (since 2003) – Texas Christian University; PRESIDENT (1999-2003) and VICE PRESIDENT (1997-1999) – Illinois State University; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
David L. Vance 100 N.E. Adams St. Peoria, Illinois 61629 Age 53	Trustee	Began service in 2000 and serves until successor is elected or appointed.	PRESIDENT (since 2000) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (since 1994) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Donald A. Altorfer 4200 Rodger Street Springfield, Illinois 62703 Age 62	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN (since 1/1998) – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw 4703 Oakwood Avenue Downers Grove, Illinois 60515 Age 54	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED (since 12/2003); PARTNER – Ernst & Young LLP (public accounting firm) (6/2002-12/2003); PARTNER – Arthur Andersen LLP (public accounting firm) (before 6/2002); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – Utopia Funds (4 portfolios)

Management Information – State Farm Mutual Fund Trust (unaudited)

II. Information about Officers and Interested Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee and President	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – McGraw-Hill Corporation; DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc.
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 46	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002), TREASURER (since 7/2001), SENIOR VICE PRESIDENT (9/2002-1/2005), VICE PRESIDENT (12/1998-9/2002) and ASSISTANT TREASURER (12/1998-7/2001) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002); VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002) and ASSISTANT SECRETARY (before 9/2001) – State Farm Investment Management Corp.; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002) – State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002), and ASSISTANT SECRETARY (before 9/2001) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	NONE
John W. North One State Farm Plaza Bloomington, Illinois 61710 Age 58	Senior Vice President	Began service in 2001 and serves until removed.	SENIOR EXECUTIVE VICE PRESIDENT – FINANCIAL SERVICES (since 1/2005), EXECUTIVE VICE PRESIDENT – FINANCIAL SERVICES (7/2001-1/2005) and SENIOR VICE PRESIDENT (9/1998-7/2001) – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 9/2001) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 9/2001) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A
Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 51	Senior Vice President	Began service in 2000 and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 56	Vice President	Began service in 2000 and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001) – State Farm Life Insurance Company; VICE PRESIDENT (before 2001) – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001) and VICE PRESIDENT (before 2001) – State Farm VP Management Corp.; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A

Management Information – State Farm Mutual Fund Trust (unaudited)

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 58	Vice President	Began service in 2000 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 59	Vice President	Began service in 2000 and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002) – State Farm Investment Management Corp., VICE PRESIDENT – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A
Phillip G. Hawkins Three State Farm Plaza Bloomington, Illinois 61791 Age 45	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2003), EXECUTIVE ASSISTANT (11/2002- 8/2003), DIRECTOR – STRATEGIC RESOURCES (before 11/2002) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 9/2003) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	N/A	N/A
Dick Paul Three State Farm Plaza Bloomington, Illinois 61791 Age 46	Vice President and Secretary	Began service in 2005 and serves until removed	ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004-8/2005), AGENCY FIELD CONSULTANT (12/1999-5/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 9/2005) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 9/2005) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
David R. Grimes Three State Farm Plaza Bloomington, Illinois 61791 Age 63	Chief Compliance Officer	Began service in 2000 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 7/2004) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust; ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (6/1999-7/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (6/2000-9/2004), SECRETARY (before 3/2005), VICE PRESIDENT – FINANCIAL (9/2004-3/2005) – State Farm Investment Management Corp.; VICE PRESIDENT – FINANCIAL (6/2000-3/2001 and 9/2001-3/2005), SECRETARY (before 3/2005), VICE PRESIDENT (3/2001-9/2001) – State Farm VP Management Corp.; VICE PRESIDENT (12/2000-3/2005) and SECRETARY (before 3/2005) – State Farm Variable Product Trust; VICE PRESIDENT and SECRETARY (12/2000-3/2005) – State Farm Associates’ Funds Trust.	N/A	N/A

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Mutual Fund Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-4930 to request a copy of the SAI.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2005

Security	Shares	Value

COMMON STOCKS (99.13%)

ADVERTISING (0.17%)
Interpublic Group of Companies Inc. (a) (b)	90,464	$872,978
Omnicom Group Inc. (b)	38,342	3,264,054

		4,137,032

AEROSPACE & DEFENSE (1.94%)
Boeing Co. (The)	171,213	12,026,000
General Dynamics Corp.	42,588	4,857,161
Goodrich (B.F.) Co.	25,866	1,063,093
L-3 Communications Holdings Inc. (b)	25,357	1,885,293
Lockheed Martin Corp.	75,953	4,832,889
Northrop Grumman Corp. (b)	75,252	4,523,398
Raytheon Co.	94,956	3,812,483
Rockwell Collins Inc.	36,857	1,712,745
United Technologies Corp.	216,045	12,079,076

		46,792,138

AGRICULTURE (1.82%)
Altria Group Inc.	441,116	32,960,188
Archer-Daniels-Midland Co.	138,104	3,405,645
Monsanto Co.	56,792	4,403,084
Reynolds American Inc.	18,240	1,738,819
UST Inc. (b)	34,548	1,410,595

		43,918,331

AIRLINES (0.10%)
Southwest Airlines Co.	147,896	2,429,931

		2,429,931

APPAREL (0.39%)
Coach Inc. (a)	80,321	2,677,902
Jones Apparel Group Inc.	25,021	768,645
Liz Claiborne Inc. (b)	22,513	806,416
Nike Inc. Class B	40,410	3,507,184
Reebok International Ltd.	11,367	661,900
VF Corp.	19,056	1,054,559

		9,476,606

AUTO MANUFACTURERS (0.34%)
Ford Motor Co. (b)	392,715	3,031,760
General Motors Corp. (b)	119,501	2,320,709
Navistar International Corp. (a) (b)	13,503	386,456
PACCAR Inc.	36,030	2,494,357

		8,233,282

AUTO PARTS & EQUIPMENT (0.17%)
Cooper Tire & Rubber Co. (b)	13,285	203,526
Dana Corp. (b)	31,195	223,980
Goodyear Tire & Rubber Co. (The) (a)	36,965	642,452
Johnson Controls Inc. (b)	40,789	2,973,926

		4,043,884

Security	Shares	Value

COMMON STOCKS (Cont.)

BANKS (6.26%)
AmSouth Bancorp (b)	73,737	$1,932,647
Bank of America Corp.	850,776	39,263,312
Bank of New York Co. Inc. (The)	163,568	5,209,641
BB&T Corp. (b)	115,183	4,827,320
Comerica Inc.	35,206	1,998,293
Compass Bancshares Inc.	26,244	1,267,323
Fifth Third Bancorp	117,382	4,427,649
First Horizon National Corp.	26,516	1,019,275
Huntington Bancshares Inc.	48,471	1,151,186
KeyCorp	86,202	2,838,632
M&T Bank Corp.	17,014	1,855,377
Marshall & Ilsley Corp.	44,151	1,900,259
Mellon Financial Corp.	88,384	3,027,152
National City Corp. (b)	117,128	3,931,987
North Fork Bancorp Inc. (b)	100,740	2,756,246
Northern Trust Corp.	39,527	2,048,289
PNC Financial Services Group	61,807	3,821,527
Regions Financial Corp.	96,998	3,313,452
State Street Corp.	69,682	3,863,170
SunTrust Banks Inc.	76,478	5,564,539
Synovus Financial Corp.	65,920	1,780,499
U.S. Bancorp	385,244	11,514,943
Wachovia Corp.	329,375	17,410,763
Wells Fargo & Co.	354,505	22,273,549
Zions Bancorporation	22,022	1,663,982

		150,661,012

BEVERAGES (2.11%)
Anheuser-Busch Companies Inc.	164,327	7,059,488
Brown-Forman Corp. Class B (b)	17,770	1,231,816
Coca-Cola Co. (The)	438,666	17,682,626
Coca-Cola Enterprises Inc.	64,799	1,242,197
Constellation Brands Inc. (a)	41,404	1,086,027
Molson Coors Brewing Co. Class B	12,145	813,594
Pepsi Bottling Group Inc.	29,465	842,994
PepsiCo Inc.	351,755	20,781,685

		50,740,427

BIOTECHNOLOGY (1.30%)
Amgen Inc. (a)	261,435	20,616,764
Biogen Idec Inc. (a)	71,755	3,252,654
Chiron Corp. (a)	23,446	1,042,409
Genzyme Corp. (a)	54,613	3,865,508
MedImmune Inc. (a)	51,935	1,818,764
Millipore Corp. (a)	10,926	721,553

		31,317,652

BUILDING MATERIALS (0.24%)
American Standard Companies Inc.	38,585	1,541,471
Masco Corp.	90,195	2,722,987
Vulcan Materials Co.	21,506	1,457,031

		5,721,489

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares	Value

COMMON STOCKS (Cont.)

CHEMICALS (1.41%)
Air Products & Chemicals Inc. (b)	47,193	$2,793,354
Ashland Inc.	15,416	892,586
Dow Chemical Co. (The) (b)	204,332	8,953,828
Du Pont (E.I.) de Nemours and Co.	194,632	8,271,860
Eastman Chemical Co.	17,126	883,530
Ecolab Inc.	39,397	1,428,929
Engelhard Corp. (b)	25,165	758,725
Hercules Inc. (a)	23,272	262,974
International Flavors & Fragrances Inc.	17,485	585,747
PPG Industries Inc. (b)	35,603	2,061,414
Praxair Inc.	68,157	3,609,595
Rohm & Haas Co.	30,762	1,489,496
Sherwin-Williams Co. (The) (b)	24,062	1,092,896
Sigma-Aldrich Corp. (b)	14,283	903,971

		33,988,905

COMMERCIAL SERVICES (0.87%)
Apollo Group Inc. Class A (a)	31,013	1,875,046
Block (H & R) Inc.	69,124	1,696,994
Cendant Corp.	217,772	3,756,567
Convergys Corp. (a) (b)	29,374	465,578
Donnelley (R.R.) & Sons Co.	45,836	1,568,050
Equifax Inc.	27,323	1,038,820
McKesson Corp. (b)	65,053	3,356,084
Moody’s Corp. (b)	52,772	3,241,256
Paychex Inc.	70,944	2,704,385
Robert Half International Inc. (b)	35,903	1,360,365

		21,063,145

COMPUTERS (3.90%)
Affiliated Computer Services Inc. Class A (a)	26,401	1,562,411
Apple Computer Inc. (a)	178,467	12,829,993
Computer Sciences Corp. (a)	39,056	1,977,796
Dell Inc. (a)	499,035	14,966,060
Electronic Data Systems Corp.	110,202	2,649,256
EMC Corp. (a)	507,428	6,911,169
Gateway Inc. (a) (b)	60,571	152,033
Hewlett-Packard Co.	606,794	17,372,512
International Business Machines Corp.	334,814	27,521,711
Lexmark International Inc. (a)	24,844	1,113,757
NCR Corp. (a)	39,034	1,324,814
Network Appliance Inc. (a)	78,602	2,122,254
Sun Microsystems Inc. (a)	721,784	3,024,275
Unisys Corp. (a)	71,074	414,361

		93,942,402

COSMETICS & PERSONAL CARE (2.10%)
Alberto-Culver Co.	16,259	743,849
Avon Products Inc.	97,541	2,784,796
Colgate-Palmolive Co.	109,639	6,013,699
Procter & Gamble Co.	710,376	41,116,563

		50,658,907

Security	Shares	Value

COMMON STOCKS (Cont.)

DISTRIBUTION & WHOLESALE (0.12%)
Genuine Parts Co.	36,608	$1,607,823
Grainger (W.W.) Inc.	16,278	1,157,366

		2,765,189

DIVERSIFIED FINANCIAL SERVICES (8.33%)
American Express Co.	262,951	13,531,458
Ameriprise Financial Inc.	52,348	2,146,268
Bear Stearns Companies Inc. (The)	23,944	2,766,250
Capital One Financial Corp.	63,376	5,475,686
CIT Group Inc.	42,563	2,203,912
Citigroup Inc.	1,072,143	52,031,100
Countrywide Financial Corp.	126,331	4,319,257
E*TRADE Financial Corp. (a) (b)	86,325	1,800,739
Federal Home Loan Mortgage Corp.	146,300	9,560,705
Federal National Mortgage Association	204,931	10,002,682
Federated Investors Inc. Class B	18,262	676,424
Franklin Resources Inc.	31,579	2,968,742
Goldman Sachs Group Inc. (The)	95,609	12,210,225
Janus Capital Group Inc. (b)	46,341	863,333
JP Morgan Chase & Co.	741,202	29,418,307
Lehman Brothers Holdings Inc.	56,858	7,287,490
MBNA Corp.	265,666	7,212,832
Merrill Lynch & Co. Inc.	194,885	13,199,561
Morgan Stanley	228,602	12,970,877
Rowe (T.) Price Group Inc.	27,595	1,987,668
Schwab (Charles) Corp. (The)	219,355	3,217,938
SLM Corp.	88,290	4,863,896

		200,715,350

ELECTRIC (3.08%)
AES Corp. (The) (a) (b)	137,955	2,183,828
Allegheny Energy Inc. (a)	34,279	1,084,930
Ameren Corp. (b)	43,145	2,210,750
American Electric Power Co. Inc. (b)	83,225	3,086,815
CenterPoint Energy Inc.	65,171	837,447
Cinergy Corp.	42,087	1,787,014
CMS Energy Corp. (a)	46,135	669,419
Consolidated Edison Inc. (b)	51,748	2,397,485
Constellation Energy Group Inc.	37,700	2,171,520
Dominion Resources Inc. (b)	73,493	5,673,660
DTE Energy Co. (b)	37,516	1,620,316
Duke Energy Corp. (b)	196,273	5,387,694
Edison International	68,880	3,003,857
Entergy Corp.	43,954	3,017,442
Exelon Corp.	141,393	7,513,624
FirstEnergy Corp.	69,740	3,416,563
FPL Group Inc.	83,496	3,470,094
PG&E Corp. (b)	72,506	2,691,423
Pinnacle West Capital Corp. (b)	20,809	860,452
PPL Corp.	80,307	2,361,026
Progress Energy Inc. (b)	53,163	2,334,919
Public Service Enterprise Group Inc.	53,009	3,443,995

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares	Value

COMMON STOCKS (Cont.)

ELECTRIC (Cont.)
Southern Co. (The) (b)	157,428	$5,435,989
TECO Energy Inc. (b)	43,692	750,629
TXU Corp.	102,168	5,127,812
Xcel Energy Inc. (b)	84,985	1,568,823

		74,107,526

ELECTRICAL COMPONENTS & EQUIPMENT (0.34%)
American Power Conversion Corp.	36,937	812,614
Emerson Electric Co.	87,085	6,505,249
Molex Inc. (b)	30,864	800,921

		8,118,784

ELECTRONICS (0.49%)
Agilent Technologies Inc. (a)	86,903	2,893,001
Applera Corp. - Applied Biosystems Group	40,262	1,069,359
Fisher Scientific International Inc. (a)	25,871	1,600,380
Jabil Circuit Inc. (a)	37,083	1,375,408
PerkinElmer Inc.	27,412	645,827
Sanmina-SCI Corp. (a)	109,718	467,399
Solectron Corp. (a)	196,887	720,606
Symbol Technologies Inc.	52,579	674,063
Tektronix Inc.	18,107	510,798
Thermo Electron Corp. (a)	34,130	1,028,337
Waters Corp. (a)	23,757	898,015

		11,883,193

ENGINEERING & CONSTRUCTION (0.06%)
Fluor Corp.	18,302	1,414,013

		1,414,013

ENTERTAINMENT (0.09%)
International Game Technology Inc. (b)	71,766	2,208,957

		2,208,957

ENVIRONMENTAL CONTROL (0.17%)
Allied Waste Industries Inc. (a) (b)	47,565	415,718
Waste Management Inc.	117,317	3,560,571

		3,976,289

FOOD (1.47%)
Albertson’s Inc.	77,836	1,661,799
Campbell Soup Co.	39,798	1,184,786
ConAgra Foods Inc.	109,595	2,222,587
General Mills Inc.	75,518	3,724,548
Heinz (H.J.) Co.	71,259	2,402,853
Hershey Co. (The) (b)	38,580	2,131,545
Kellogg Co.	54,567	2,358,386
Kroger Co. (a)	153,213	2,892,661
McCormick & Co. Inc. NVS (b)	28,126	869,656
Safeway Inc. (b)	94,901	2,245,358

Security	Shares	Value

COMMON STOCKS (Cont.)

FOOD (Cont.)
Sara Lee Corp.	161,598	$3,054,202
SUPERVALU Inc.	28,633	930,000
Sysco Corp.	131,802	4,092,452
Tyson Foods Inc. Class A (b)	52,902	904,624
Whole Foods Market Inc.	29,146	2,255,609
Wrigley (William Jr.) Co. (b)	38,191	2,539,320

		35,470,386

FOREST PRODUCTS & PAPER (0.46%)
International Paper Co. (b)	103,715	3,485,861
Louisiana-Pacific Corp. (b)	22,787	625,959
MeadWestvaco Corp.	38,657	1,083,556
Plum Creek Timber Co. Inc.	38,807	1,398,992
Temple-Inland Inc.	23,700	1,062,945
Weyerhaeuser Co. (b)	51,607	3,423,608

		11,080,921

GAS (0.23%)
KeySpan Corp.	36,737	1,311,144
Nicor Inc. (b)	9,189	361,220
NiSource Inc. (b)	57,433	1,198,052
Peoples Energy Corp. (b)	7,893	276,808
Sempra Energy	54,318	2,435,619

		5,582,843

HAND & MACHINE TOOLS (0.11%)
Black & Decker Corp.	16,757	1,457,189
Snap-On Inc. (b)	12,087	453,988
Stanley Works (The)	15,628	750,769

		2,661,946

HEALTH CARE-PRODUCTS (3.48%)
Bard (C.R.) Inc.	22,135	1,459,139
Bausch & Lomb Inc.	11,305	767,609
Baxter International Inc.	131,948	4,967,842
Becton, Dickinson & Co.	53,281	3,201,122
Biomet Inc.	52,586	1,923,070
Boston Scientific Corp. (a)	125,496	3,073,397
Guidant Corp.	70,194	4,545,061
Johnson & Johnson	630,210	37,875,621
Medtronic Inc.	256,163	14,747,304
Patterson Companies Inc. (a)	29,090	971,606
St. Jude Medical Inc. (a)	77,531	3,892,056
Stryker Corp.	61,762	2,744,086
Zimmer Holdings Inc. (a)	52,395	3,533,519

		83,701,432

HEALTH CARE-SERVICES (2.04%)
Aetna Inc.	60,725	5,726,975
Coventry Health Care Inc. (a) (b)	34,298	1,953,614
HCA Inc.	89,683	4,528,991

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares	Value

COMMON STOCKS (Cont.)

HEALTH CARE-SERVICES (Cont.)
Health Management Associates Inc. Class A	52,067	$1,143,391
Humana Inc. (a)	34,343	1,865,855
Laboratory Corp. of America Holdings (a)	28,381	1,528,317
Manor Care Inc. (b)	16,582	659,466
Quest Diagnostics Inc.	35,342	1,819,406
Tenet Healthcare Corp. (a) (b)	98,616	755,399
UnitedHealth Group Inc.	288,821	17,947,337
WellPoint Inc. (a)	139,789	11,153,764

		49,082,515

HOME BUILDERS (0.36%)
Centex Corp. (b)	27,000	1,930,230
Horton (D.R.) Inc.	57,488	2,054,046
KB Home	16,670	1,211,242
Lennar Corp. Class A	28,984	1,768,604
Pulte Homes Inc. (b)	45,738	1,800,248

		8,764,370

HOME FURNISHINGS (0.06%)
Maytag Corp.	16,562	311,697
Whirlpool Corp. (b)	14,211	1,190,313

		1,502,010

HOUSEHOLD PRODUCTS & WARES (0.47%)
Avery Dennison Corp. (b)	23,279	1,286,630
Clorox Co. (The)	31,964	1,818,432
Fortune Brands Inc.	30,865	2,408,087
Kimberly-Clark Corp.	99,194	5,916,922

		11,430,071

HOUSEWARES (0.06%)
Newell Rubbermaid Inc.	58,078	1,381,095

		1,381,095

INSURANCE (5.15%)
ACE Ltd.	68,165	3,642,738
AFLAC Inc.	105,869	4,914,439
Allstate Corp. (The)	137,654	7,442,952
Ambac Financial Group Inc. (b)	22,443	1,729,458
American International Group Inc.	549,850	37,516,266
AON Corp.	67,609	2,430,544
Chubb Corp.	42,284	4,129,033
CIGNA Corp.	26,757	2,988,757
Cincinnati Financial Corp.	36,861	1,646,949
Genworth Financial Inc. Class A	79,594	2,752,361
Hartford Financial Services Group Inc.	63,563	5,459,426
Jefferson-Pilot Corp.	28,328	1,612,713
Lincoln National Corp. (b)	36,569	1,939,254

Security	Shares	Value

COMMON STOCKS (Cont.)

INSURANCE (Cont.)
Loews Corp.	28,847	$2,736,138
Marsh & McLennan Companies Inc.	115,189	3,658,403
MBIA Inc. (b)	28,288	1,701,806
MetLife Inc.	160,309	7,855,141
MGIC Investment Corp. (b)	19,410	1,277,566
Principal Financial Group Inc. (b)	59,512	2,822,654
Progressive Corp. (The)	41,735	4,873,813
Prudential Financial Inc.	107,158	7,842,894
SAFECO Corp.	26,385	1,490,752
St. Paul Travelers Companies Inc.	146,558	6,546,746
Torchmark Corp. (b)	21,911	1,218,252
UNUMProvident Corp. (b)	62,820	1,429,155
XL Capital Ltd. Class A (b)	36,839	2,482,212

		124,140,422

INTERNET (1.21%)
Amazon.com Inc. (a)	64,841	3,057,253
eBay Inc. (a)	241,998	10,466,413
Monster Worldwide Inc. (a) (b)	25,908	1,057,565
Symantec Corp. (a)	228,741	4,002,967
Yahoo! Inc. (a)	267,363	10,475,282

		29,059,480

IRON & STEEL (0.17%)
Allegheny Technologies Inc.	18,373	662,898
Nucor Corp.	33,157	2,212,235
United States Steel Corp. (b)	23,984	1,152,911

		4,028,044

LEISURE TIME (0.39%)
Brunswick Corp.	20,402	829,545
Carnival Corp.	91,666	4,901,381
Harley-Davidson Inc. (b)	58,359	3,004,905
Sabre Holdings Corp.	27,509	663,242

		9,399,073

LODGING (0.41%)
Harrah’s Entertainment Inc.	38,833	2,768,405
Hilton Hotels Corp.	70,038	1,688,616
Marriott International Inc. Class A	35,057	2,347,767
Starwood Hotels & Resorts Worldwide Inc. (b)	46,341	2,959,336

		9,764,124

MACHINERY (0.62%)
Caterpillar Inc. (b)	144,001	8,318,938
Cummins Inc. (b)	9,840	882,943
Deere & Co.	51,108	3,480,966
Rockwell Automation Inc.	38,157	2,257,368

		14,940,215

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares	Value

COMMON STOCKS (Cont.)

MANUFACTURING (5.54%)
Cooper Industries Ltd.	19,465	$1,420,945
Danaher Corp. (b)	50,476	2,815,551
Dover Corp.	42,770	1,731,757
Eastman Kodak Co. (b)	60,560	1,417,104
Eaton Corp.	31,247	2,096,361
General Electric Co.	2,238,563	78,461,633
Honeywell International Inc.	178,888	6,663,578
Illinois Tool Works Inc.	43,520	3,829,325
Ingersoll-Rand Co. Class A	70,397	2,841,927
ITT Industries Inc. (b)	19,515	2,006,532
Leggett & Platt Inc. (b)	39,481	906,484
Pall Corp.	26,133	701,932
Parker Hannifin Corp.	25,272	1,666,941
Textron Inc.	28,149	2,166,910
3M Co.	161,171	12,490,752
Tyco International Ltd. (b)	426,863	12,319,266

		133,536,998

MEDIA (3.12%)
Clear Channel Communications Inc. (b)	114,336	3,595,867
Comcast Corp. Class A (a)	460,555	11,956,008
Dow Jones & Co. Inc.	12,839	455,656
Gannett Co. Inc.	51,026	3,090,645
Knight Ridder Inc. (b)	14,592	923,674
McGraw-Hill Companies Inc. (The)	79,298	4,094,156
Meredith Corp.	9,114	477,027
New York Times Co. Class A (b)	30,489	806,434
News Corp. Class A	516,336	8,029,025
Scripps (E.W.) Co. Class A	18,018	865,224
Time Warner Inc.	988,595	17,241,097
Tribune Co.	55,864	1,690,445
Univision Communications Inc. Class A (a)	47,767	1,403,872
Viacom Inc. Class B	327,796	10,686,150
Walt Disney Co. (The)	408,061	9,781,222

		75,096,502

MINING (0.65%)
Alcoa Inc.	184,130	5,444,724
Freeport-McMoRan Copper & Gold Inc.	38,861	2,090,722
Newmont Mining Corp. (b)	94,521	5,047,421
Phelps Dodge Corp.	21,464	3,088,026

		15,670,893

OFFICE & BUSINESS EQUIPMENT (0.21%)
Pitney Bowes Inc. (b)	48,165	2,034,971
Xerox Corp. (a) (b)	203,014	2,974,155

		5,009,126

OIL & GAS (7.67%)
Amerada Hess Corp.	17,026	2,159,237
Anadarko Petroleum Corp.	50,187	4,755,218

Security	Shares	Value

COMMON STOCKS (Cont.)

OIL & GAS (Cont.)
Apache Corp.	69,673	$4,773,994
Burlington Resources Inc.	80,239	6,916,602
Chevron Corp.	475,547	26,996,803
ConocoPhillips	293,875	17,097,647
Devon Energy Corp.	94,317	5,898,585
EOG Resources Inc.	51,098	3,749,060
Exxon Mobil Corp.	1,318,606	74,066,099
Kerr-McGee Corp. (b)	24,501	2,226,161
Marathon Oil Corp. (b)	77,538	4,727,492
Murphy Oil Corp. (b)	34,858	1,881,983
Nabors Industries Ltd. (a)	33,390	2,529,293
Noble Corp.	28,914	2,039,594
Occidental Petroleum Corp.	85,091	6,797,069
Rowan Companies Inc.	22,973	818,758
Sunoco Inc.	28,750	2,253,425
Transocean Inc. (a) (b)	69,835	4,866,801
Valero Energy Corp.	130,310	6,723,996
XTO Energy Inc. (b)	76,802	3,374,680

		184,652,497

OIL & GAS SERVICES (1.28%)
Baker Hughes Inc.	72,316	4,395,366
BJ Services Co.	68,117	2,497,850
Halliburton Co.	108,553	6,725,944
National Oilwell Varco Inc. (a)	36,821	2,308,677
Schlumberger Ltd. (b)	124,747	12,119,171
Weatherford International Ltd. (a) (b)	73,466	2,659,469

		30,706,477

PACKAGING & CONTAINERS (0.13%)
Ball Corp.	22,349	887,702
Bemis Co. Inc.	22,374	623,563
Pactiv Corp. (a)	30,929	680,438
Sealed Air Corp. (a)	17,361	975,167

		3,166,870

PHARMACEUTICALS (5.86%)
Abbott Laboratories	328,494	12,952,518
Allergan Inc.	27,819	3,003,339
AmerisourceBergen Corp.	44,006	1,821,848
Bristol-Myers Squibb Co. (b)	414,223	9,518,845
Cardinal Health Inc.	90,628	6,230,675
Caremark Rx Inc. (a)	95,163	4,928,492
Express Scripts Inc. (a)	30,993	2,597,213
Forest Laboratories Inc. (a)	71,598	2,912,607
Gilead Sciences Inc. (a)	96,887	5,099,163
Hospira Inc. (a)	33,918	1,451,012
King Pharmaceuticals Inc. (a)	50,799	859,519
Lilly (Eli) & Co.	240,701	13,621,270
Medco Health Solutions Inc. (a)	65,040	3,629,232
Merck & Co. Inc.	463,093	14,730,988
Mylan Laboratories Inc.	45,974	917,641

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares	Value

COMMON STOCKS (Cont.)

PHARMACEUTICALS (Cont.)
Pfizer Inc.	1,561,541	$36,415,136
Schering-Plough Corp.	312,777	6,521,400
Watson Pharmaceuticals Inc. (a)	21,838	709,953
Wyeth	284,239	13,094,891

		141,015,742

PIPELINES (0.28%)
Dynegy Inc. Class A (a) (b)	65,377	316,425
El Paso Corp.	139,119	1,691,687
Kinder Morgan Inc.	22,221	2,043,221
Williams Companies Inc.	121,120	2,806,350

		6,857,683

REAL ESTATE INVESTMENT TRUSTS (0.68%)
Apartment Investment & Management Co. Class A	20,092	760,884
Archstone-Smith Trust (b)	44,750	1,874,578
Equity Office Properties Trust	86,470	2,622,635
Equity Residential (b)	60,881	2,381,665
ProLogis	51,852	2,422,525
Public Storage Inc.	17,690	1,197,967
Simon Property Group Inc.	39,415	3,020,371
Vornado Realty Trust (b)	24,931	2,080,991

		16,361,616

RETAIL (5.90%)
AutoNation Inc. (a)	38,912	845,558
AutoZone Inc. (a)	11,826	1,085,036
Bed Bath & Beyond Inc. (a)	62,729	2,267,653
Best Buy Co. Inc.	86,442	3,758,498
Big Lots Inc. (a) (b)	23,994	288,168
Circuit City Stores Inc.	33,746	762,322
Costco Wholesale Corp. (b)	100,275	4,960,604
CVS Corp. (b)	172,266	4,551,268
Darden Restaurants Inc. (b)	28,097	1,092,411
Dillard’s Inc. Class A (b)	13,546	336,212
Dollar General Corp.	67,445	1,286,176
Family Dollar Stores Inc. (b)	33,427	828,655
Federated Department Stores Inc.	57,569	3,818,552
Gap Inc. (The)	122,270	2,156,843
Home Depot Inc.	450,380	18,231,382
Kohl’s Corp. (a)	72,892	3,542,551
Limited Brands Inc. (b)	74,303	1,660,672
Lowe’s Companies Inc. (b)	165,570	11,036,896
McDonald’s Corp.	266,465	8,985,200
Nordstrom Inc. (b)	46,647	1,744,598
Office Depot Inc. (a) (b)	65,852	2,067,753
OfficeMax Inc.	14,754	374,161
Penney (J.C.) Co. Inc.	49,429	2,748,252
RadioShack Corp.	28,224	593,551
Sears Holdings Corp. (a)	21,245	2,454,435

Security	Shares	Value

COMMON STOCKS (Cont.)

RETAIL (Cont.)
Staples Inc.	154,808	$3,515,690
Starbucks Corp. (a)	162,598	4,879,566
Target Corp.	186,504	10,252,125
Tiffany & Co.	29,961	1,147,207
TJX Companies Inc. (b)	98,064	2,278,027
Walgreen Co.	214,699	9,502,578
Wal-Mart Stores Inc.	529,153	24,764,360
Wendy’s International Inc.	24,500	1,353,870
Yum! Brands Inc.	60,074	2,816,269

		141,987,099

SAVINGS & LOANS (0.60%)
Golden West Financial Corp. (b)	54,176	3,575,616
Sovereign Bancorp Inc.	76,079	1,644,828
Washington Mutual Inc.	209,339	9,106,247

		14,326,691

SEMICONDUCTORS (3.22%)
Advanced Micro Devices Inc. (a)	85,355	2,611,863
Altera Corp. (a)	77,420	1,434,593
Analog Devices Inc. (b)	78,042	2,799,367
Applied Materials Inc.	343,397	6,160,542
Applied Micro Circuits Corp. (a)	65,253	167,700
Broadcom Corp. Class A (a) (b)	61,130	2,882,280
Freescale Semiconductor Inc. Class B (a)	86,687	2,181,912
Intel Corp.	1,277,883	31,895,960
KLA-Tencor Corp. (b)	41,691	2,056,617
Linear Technology Corp.	64,593	2,329,870
LSI Logic Corp. (a)	82,159	657,272
Maxim Integrated Products Inc.	69,271	2,510,381
Micron Technology Inc. (a)	130,412	1,735,784
National Semiconductor Corp. (b)	72,560	1,885,109
Novellus Systems Inc. (a)	28,748	693,402
NVIDIA Corp. (a)	36,076	1,318,939
PMC-Sierra Inc. (a)	37,852	291,839
QLogic Corp. (a)	16,984	552,150
Teradyne Inc. (a)	41,257	601,114
Texas Instruments Inc.	343,162	11,005,205
Xilinx Inc.	73,585	1,855,078

		77,626,977

SOFTWARE (4.00%)
Adobe Systems Inc.	127,179	4,700,536
Autodesk Inc.	48,737	2,093,254
Automatic Data Processing Inc.	122,296	5,612,163
BMC Software Inc. (a)	45,946	941,434
Citrix Systems Inc. (a)	37,101	1,067,767
Computer Associates International Inc. (b)	97,640	2,752,472
Compuware Corp. (a)	81,304	729,297
Electronic Arts Inc. (a)	63,913	3,343,289

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares	Value

COMMON STOCKS (Cont.)

SOFTWARE (Cont.)
First Data Corp.	162,166	$6,974,760
Fiserv Inc. (a)	39,373	1,703,670
IMS Health Inc.	48,807	1,216,270
Intuit Inc. (a)	37,712	2,010,050
Mercury Interactive Corp. (a) (b)	18,123	503,638
Microsoft Corp.	1,940,090	50,733,354
Novell Inc. (a)	80,109	707,362
Oracle Corp. (a)	797,508	9,737,573
Parametric Technology Corp. (a)	56,621	345,388
Siebel Systems Inc. (b)	111,425	1,178,877

		96,351,154

TELECOMMUNICATIONS (5.66%)
ADC Telecommunications Inc. (a)	24,377	544,582
Alltel Corp.	81,022	5,112,488
Andrew Corp. (a)	33,783	362,492
AT&T Inc.	828,177	20,282,055
Avaya Inc. (a)	89,879	959,009
BellSouth Corp.	387,190	10,492,849
CenturyTel Inc. (b)	27,546	913,425
CIENA Corp. (a)	119,960	356,281
Cisco Systems Inc. (a)	1,302,172	22,293,185
Citizens Communications Co.	71,691	876,781
Comverse Technology Inc. (a)	42,545	1,131,272
Corning Inc. (a) (b)	322,561	6,341,549
JDS Uniphase Corp. (a)	347,446	819,973
Lucent Technologies Inc. (a) (b)	939,177	2,498,211
Motorola Inc.	527,436	11,914,779
QUALCOMM Inc.	348,216	15,001,145
Qwest Communications International Inc. (a)	327,938	1,852,850
Scientific-Atlanta Inc.	32,372	1,394,262
Sprint Nextel Corp.	625,708	14,616,539
Tellabs Inc. (a)	94,365	1,028,579
Verizon Communications Inc.	585,610	17,638,573

		136,430,879

TEXTILES (0.05%)
Cintas Corp.	29,466	1,213,410

		1,213,410

TOYS, GAMES & HOBBIES (0.09%)
Hasbro Inc.	37,518	757,113
Mattel Inc. (b)	85,357	1,350,348

		2,107,461

TRANSPORTATION (1.70%)
Burlington Northern Santa Fe Corp.	79,014	5,595,771
CSX Corp.	45,883	2,329,480
FedEx Corp.	64,136	6,631,021
Norfolk Southern Corp.	85,949	3,853,094

Security	Shares or principal	Value

COMMON STOCKS (Cont.)

TRANSPORTATION (Cont.)
Ryder System Inc.	13,427	$550,776
Union Pacific Corp.	56,042	4,511,941
United Parcel Service Inc. Class B	233,726	17,564,508

		41,036,591

TOTAL COMMON STOCKS
(Cost: $2,335,276,700)		2,387,458,057

SHORT-TERM INVESTMENTS (8.41%)

CERTIFICATES OF DEPOSIT (c) (0.36%)
Banco Bilbao Vizcaya Argentaria SA
3.83%, 01/25/06	$482,541	482,543
Credit Suisse First Boston NY
4.03%, 01/04/06	482,541	482,541
First Tennessee Bank
4.18%, 01/26/06	149,588	149,580
Fortis Bank NY
3.83% - 3.84%, 01/25/06	1,447,622	1,447,623
Toronto-Dominion Bank
3.94%, 07/10/06	482,541	482,541
Wells Fargo Bank N.A.
4.26% - 4.78%, 01/09/06 - 12/05/06	4,149,850	4,149,842
Wilmington Trust Corp.
4.24% - 4.30%, 01/27/06 - 01/31/06	1,447,622	1,447,630

		8,642,300

COMMERCIAL PAPER (c) (1.76%)
Amstel Funding Corp.
3.91% - 4.40%, 01/04/06 - 05/08/06	2,943,498	2,929,026
Bryant Park Funding LLC
3.92%, 02/22/06	246,260	244,919
CAFCO LLC
4.19% - 4.23%, 01/27/06 - 02/06/06	2,074,925	2,067,649
CC USA Inc.
4.23%, 04/21/06	289,524	285,850
Charta LLC
4.25%, 01/26/06	723,811	721,846
Chesham Finance LLC
4.22% - 4.30%, 01/03/06 - 01/30/06	2,946,635	2,943,123
CRC Funding LLC
4.19% - 4.25%, 01/27/06 - 02/06/06	3,551,499	3,539,698
Dorada Finance Inc.
3.76%, 01/26/06	96,508	96,276
Ebury Finance Ltd.
4.30%, 01/30/06	1,351,114	1,346,757

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Edison Asset Securitization LLC
4.37%, 05/08/06	$482,541	$475,219
Ford Credit Auto Receivables
4.22% - 4.23%, 01/17/06	801,018	799,702
Ford Credit Floorplan Motown
4.05%, 01/06/06	1,930,163	1,929,511
Galaxy Funding Inc.
4.23%, 04/18/06	276,978	273,561
Gemini Securitization Corp.
4.25%, 01/30/06	482,541	481,003
Georgetown Funding Co. LLC
4.23% - 4.28%, 01/05/06 - 01/19/06	4,723,967	4,720,544
Giro Funding US Corp.
4.23% - 4.24%, 01/09/06 - 01/13/06	820,319	819,627
Grampian Funding LLC
3.84% - 4.41%, 01/31/06 - 05/15/06	1,447,622	1,436,937
HSBC PLC
3.88%, 02/03/06	289,524	288,557
Jupiter Securitization Corp.
4.23%, 01/24/06	337,778	336,945
Liberty Street Funding Corp.
4.23%, 01/04/06	386,033	385,987
Lockhart Funding LLC
4.01% - 4.30%, 01/04/06 - 01/23/06	1,196,701	1,195,231
Mortgage Interest Networking Trust
4.28% - 4.34%, 01/17/06 - 01/25/06	1,013,335	1,011,173
Nordea North America Inc.
4.16%, 04/04/06	1,013,335	1,002,680
Prudential Funding LLC
4.27%, 01/17/06	1,930,163	1,926,958
Santander Central Hispano Finance Inc.
3.91%, 02/17/06	965,081	960,365
Sedna Finance Inc.
3.92%, 02/21/06	241,270	239,983
Sigma Finance Inc.
4.16%, 04/06/06	579,049	572,826
Solitaire Funding, Ltd.
4.24%, 01/23/06	2,367,634	2,362,057
Thames Asset Global Securitization No. 1 Inc.
4.23%, 01/04/06	258,816	258,785
Three Pillars Funding Corp.
4.03% - 4.27%, 01/03/06 - 01/17/06	3,075,927	3,075,196
Thunder Bay Funding Inc.
4.22%, 01/13/06	96,508	96,395

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Ticonderoga Funding LLC
4.27%, 01/05/06	$241,270	$241,213
Tulip Funding Corp.
4.25% - 4.28%, 01/03/06 - 01/31/06	3,396,720	3,388,212

		42,453,811

LOAN PARTICIPATIONS (c) (0.02%)
Army Air Force Exchange Service
4.24%, 02/01/06	482,541	482,541

		482,541

MEDIUM-TERM NOTES (c) (0.14%)
Dorada Finance Inc.
3.93%, 07/07/06	299,175	299,160
K2 USA LLC
3.94%, 07/07/06	579,049	579,034
Marshall & Ilsley Bank
5.18%, 12/15/06	965,081	968,230
Toronto-Dominion Bank
3.81%, 06/20/06	1,206,352	1,206,406
US Bank N.A.
2.85%, 11/15/06	193,016	189,941

		3,242,771

MONEY MARKET FUNDS (0.79%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares, 4.25% (d) (e)	19,124,728	19,124,728

		19,124,728

REPURCHASE AGREEMENTS (c) (0.84%)
Banc of America Securities LLC Repurchase Agreement, due 1/3/06, with a maturity value of $4,827,750 and an effective yield of 4.37%. (f)	$4,825,407	4,825,407
Credit Suisse First Boston Repurchase Agreement, due 1/3/06, with a maturity value of $386,218 and an effective yield of 4.32%. (f)	386,033	386,033
Lehman Brothers Holdings Inc. Repurchase Agreement, due 1/3/06, with a maturity value of $7,724,374 and an effective yield of 4.34%. (g)	7,720,651	7,720,651
Morgan Stanley Repurchase Agreement, due 1/3/06, with a maturity value of $7,241,592 and an effective yield of 4.33%. (g)	7,238,110	7,238,110

		20,170,201

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

TIME DEPOSITS (c) (0.32%)
UBS AG
4.06%, 01/03/06	$5,790,488	$5,790,488
Wells Fargo Bank N.A.
4.00%, 01/03/06	1,999,465	1,999,465

		7,789,953

U.S. TREASURY OBLIGATIONS (0.07%)
U.S. Treasury Bill
3.89%, 03/23/06 (h) (i)	1,700,000	1,685,281

		1,685,281

VARIABLE & FLOATING RATE NOTES (c) (4.11%)
Allstate Life Global Funding II
4.36% - 4.43%, 11/09/06 - 01/16/07 (j)	3,392,261	3,393,090
American Express Bank
4.33% - 4.34%, 01/24/06 - 10/25/06	3,715,563	3,715,545
American Express Centurion Bank
4.33% - 4.34%, 06/29/06 - 07/19/06	1,592,384	1,592,385
American Express Credit Corp.
4.39%, 11/06/07	289,524	289,816
ASIF Global Financing
4.34% - 4.55%, 05/30/06 - 08/11/06 (j)	3,136,514	3,137,829
Australia & New Zealand Banking Group Ltd.
4.35%, 01/23/07 (j)	627,303	627,303
Bank of America N.A.
4.31%, 08/10/06	4,825,407	4,825,407
Bank of Ireland
4.34%, 12/20/06 (j)	965,081	965,081
Bank of Nova Scotia
4.22%, 01/03/06	386,033	386,033
Beta Finance Inc.
4.29% - 4.33%, 04/25/06 - 06/09/06 (j)	2,403,053	2,402,959
BMW US Capital LLC
4.34%, 12/15/06 (j)	965,081	965,081
CC USA Inc.
4.32% - 4.35%, 03/23/06 - 07/14/06 (j)	2,596,069	2,596,010
Commodore CDO Ltd.
4.56%, 06/13/06 (j)	241,270	241,270
Credit Suisse First Boston NY
4.31%, 05/09/06	965,081	965,081
Credit Suisse New York
4.35%, 07/19/06	2,412,703	2,412,703
DEPFA Bank PLC
4.50%, 12/15/06	965,081	965,081

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Descartes Funding Trust (j)
4.37%, 11/15/06	$434,287	$434,287
Dexia Credit Local
4.33%, 08/30/06	482,541	482,478
Dorada Finance Inc.
4.33% - 4.36%, 03/27/06 - 06/26/06 (j)	1,534,479	1,534,508
Eli Lilly Services Inc.
4.26%, 09/01/06 (j)	965,081	965,081
Fairway Finance Corp.
4.32% - 4.42%, 01/18/06 - 01/20/06	965,081	965,080
Fifth Third Bancorp.
4.35%, 11/22/06 (j)	1,930,163	1,930,163
Five Finance Inc.
4.34% - 4.37%, 02/27/06 - 06/26/06 (j)	675,557	675,557
General Electric Capital Corp.
4.44%, 01/09/07	434,287	434,638
Greenwich Capital Holdings Inc.
4.25% - 4.32%, 02/10/06 - 03/02/06	723,811	723,811
Hartford Life Global Funding Trusts
4.36%, 02/17/07	965,081	965,081
HBOS Treasury Services PLC
4.32% - 4.57%, 01/10/06 - 10/24/06	2,895,244	2,895,243
Holmes Financing PLC
4.33%, 12/15/06 (j)	2,653,974	2,653,974
HSBC Bank USA N.A.
4.27% - 4.39%, 05/04/06 - 08/03/06	820,319	820,509
K2 USA LLC
4.25% - 4.36%, 02/15/06 - 09/11/06 (j)	2,798,736	2,798,627
Leafs LLC
4.37%, 01/20/06 - 02/21/06 (j)	1,011,869	1,011,868
Links Finance LLC
4.32% - 4.40%, 01/20/06 - 03/15/06 (j)	3,281,277	3,281,384
Lothian Mortgages PLC
4.37%, 01/24/06 (j)	482,541	482,541
Marshall & Ilsley Bank
4.35% - 4.47%, 02/20/06 - 12/15/06	1,495,876	1,496,029
Metropolitan Life Global Funding I
4.31% - 4.55%, 08/28/06 - 01/05/07 (j)	2,885,593	2,887,151
Mound Financing PLC
4.30%, 11/08/06 (j)	1,930,163	1,930,163
Natexis Banques Populaires
4.35%, 01/12/07 (j)	723,811	723,811

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
National City Bank (Ohio)
4.26%, 01/06/06	$482,541	$482,539
Nationwide Building Society
4.33% - 4.58%, 01/13/06 - 01/26/07 (j)	3,570,801	3,570,925
Nordea Bank AB
4.34%, 12/11/06 (j)	1,688,892	1,688,892
Nordea Bank PLC
4.23%, 10/02/06	579,049	578,948
Northern Rock PLC
4.32%, 11/03/06 (j)	1,158,098	1,158,137
Permanent Financing PLC
4.32%, 03/10/06 - 06/12/06 (j)	2,625,021	2,625,022
Pfizer Investment Capital PLC
4.33%, 12/15/06 (j)	2,412,703	2,412,703
Principal Life Income Funding Trusts
4.29%, 05/10/06	723,811	723,822
Royal Bank of Scotland
4.32% - 4.33%, 06/27/06 - 08/30/06	1,447,622	1,447,461
Sedna Finance Inc.
4.33% - 4.34%, 01/10/06 - 09/20/06 (j)	820,319	820,315
Sigma Finance Inc.
4.07% - 4.35%, 01/09/06 - 08/15/06 (j)	2,036,322	2,036,298
Skandinaviska Enskilda Bank NY
4.36%, 11/16/06 (j)	965,081	965,081
Societe Generale
4.26% - 4.32%, 03/30/06 - 01/02/07 (j)	1,495,876	1,495,811
Strips III LLC
4.43%, 07/24/06 (j) (k)	260,297	260,297
SunTrust Bank
4.19%, 04/28/06	1,447,622	1,447,622
Tango Finance Corp.
4.33% - 4.34%, 05/25/06 - 09/27/06 (j)	2,152,131	2,151,984
Toyota Motor Credit Corp.
4.23% - 4.30%, 01/09/06 - 04/10/06	2,123,179	2,123,174
Unicredito Italiano SpA
4.43%, 06/14/06	1,254,606	1,254,408
Union Hamilton Special Funding LLC
4.52%, 03/28/06 (j)	965,081	965,081
US Bank N.A.
4.31%, 09/29/06	434,287	434,203
Variable Funding Capital Corp.
4.29% - 4.32%, 02/16/06 - 03/13/06	3,136,514	3,136,514
Wachovia Asset Securitization Inc.
4.37%, 01/25/06 (j)	1,991,323	1,991,323
Wells Fargo & Co.
4.36%, 09/15/06 (j)	482,541	482,573
WhistleJacket Capital LLC
4.33% - 4.35%, 01/17/06 - 07/28/06 (j)	1,061,590	1,061,519

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
White Pine Finance LLC
4.32% - 4.37%, 01/13/06 - 06/20/06 (j)	$1,978,417	$1,978,403
Winston Funding Ltd.
4.26%, 01/23/06 (j)	689,068	689,068
World Savings Bank
4.29%, 03/09/06	1,447,622	1,447,608

		99,002,389

TOTAL SHORT-TERM INVESTMENTS
(Cost: $202,593,572)		202,593,975

TOTAL INVESTMENTS IN SECURITIES (107.54%)
(Cost: $2,537,870,272)		2,590,052,032

Other Assets, Less Liabilities (-7.54%)		(181,526,382)

NET ASSETS (100.00%)		$2,408,525,650

NVS	Non-Voting Shares
(a)	Non-income earning security.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(d)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(e)	The rate quoted is the annualized seven-day yield of the fund at period end.
(f)	Repurchase agreements are fully collateralized by U.S. Government securities, with interest rates ranging from 4.10% to 5.84% and maturity dates ranging from 2/1/28 to 5/1/35.
(g)	Repurchase agreements are fully collateralized by non-U.S. Government debt securities, with interest rates ranging from 1.01% to 7.96% and maturity dates ranging from 5/18/06 to 10/27/25. The credit exposure of the collateral is viewed as unsecured debt of the counterparty.
(h)	The rate quoted is the yield to maturity.
(i)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of index futures contracts. See Note 1.
(j)	This security or a portion of these securities is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(k)	The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.

As of December 31, 2005, the open futures contracts held by the Master Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized depreciation

S&P 500 Index (03/17/06)	364	$22,837,360	$(377,277)

			$(377,277)

The accompanying notes are an integral part of these financial statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2005

Security	Shares or principal	Value

MASTER PORTFOLIOS (84.43%)
Active Stock Master Portfolio (a)		$45,631,226
CoreAlpha Bond Master Portfolio (a)		149,115,210

TOTAL MASTER PORTFOLIOS		194,746,436

EXCHANGE-TRADED FUNDS (15.12%)
iShares MSCI EAFE Index Fund (a)	348,254	20,707,183
iShares S&P MidCap 400 Index Fund (a) (b)	126,121	9,307,730
iShares S&P SmallCap 600 Index Fund (a) (b)	84,385	4,877,453

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $29,167,436)		34,892,366

SHORT-TERM INVESTMENTS (3.15%)

CERTIFICATES OF DEPOSIT (c) (0.11%)
Banco Bilbao Vizcaya Argentaria SA
3.83%, 01/25/06	$14,164	14,164
Credit Suisse First Boston NY
4.03%, 01/04/06	14,164	14,164
First Tennessee Bank
4.18%, 01/26/06	4,391	4,391
Fortis Bank NY
3.83% - 3.84%, 01/25/06	42,493	42,493
Toronto-Dominion Bank
3.94%, 07/10/06	14,164	14,164
Wells Fargo Bank N.A.
4.26% - 4.78%, 01/09/06 - 12/05/06	121,813	121,813
Wilmington Trust Corp.
4.24% - 4.30%, 01/27/06 - 01/31/06	42,493	42,493

		253,682

COMMERCIAL PAPER (c) (0.54%)
Amstel Funding Corp.
3.91% - 4.40%, 01/04/06 - 05/08/06	86,402	85,980
Bryant Park Funding LLC
3.92%, 02/22/06	7,229	7,189
CAFCO LLC
4.19% - 4.23%, 01/27/06 - 02/06/06	60,906	60,693
CC USA Inc.
4.23%, 04/21/06	8,499	8,391
Charta LLC
4.25%, 01/26/06	21,246	21,189
Chesham Finance LLC
4.22% - 4.30%, 01/03/06 - 01/30/06	86,494	86,392
CRC Funding LLC
4.19% - 4.25%, 01/27/06 - 02/06/06	104,249	103,903

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Dorada Finance Inc.
3.76%, 01/26/06	$2,833	$2,826
Ebury Finance Ltd.
4.30%, 01/30/06	39,660	39,532
Edison Asset Securitization LLC
4.37%, 05/08/06	14,164	13,949
Ford Credit Auto Receivables
4.22% - 4.23%, 01/17/06	23,513	23,474
Ford Credit Floorplan Motown
4.05%, 01/06/06	56,657	56,638
Galaxy Funding Inc.
4.23%, 04/18/06	8,130	8,030
Gemini Securitization Corp.
4.25%, 01/30/06	14,164	14,119
Georgetown Funding Co. LLC
4.23% - 4.28%, 01/05/06 - 01/19/06	138,665	138,564
Giro Funding US Corp.
4.23% - 4.24%, 01/09/06 - 01/13/06	24,079	24,059
Grampian Funding LLC
3.84% - 4.41%, 01/31/06 - 05/15/06	42,493	42,179
HSBC PLC
3.88%, 02/03/06	8,499	8,470
Jupiter Securitization Corp.
4.23%, 01/24/06	9,915	9,891
Liberty Street Funding Corp.
4.23%, 01/04/06	11,331	11,330
Lockhart Funding LLC
4.01% - 4.30%, 01/04/06 - 01/23/06	35,127	35,084
Mortgage Interest Networking Trust
4.28% - 4.34%, 01/17/06 - 01/25/06	29,745	29,681
Nordea North America Inc.
4.16%, 04/04/06	29,745	29,432
Prudential Funding LLC
4.27%, 01/17/06	56,657	56,563
Santander Central Hispano Finance Inc.
3.91%, 02/17/06	28,329	28,190
Sedna Finance Inc.
3.92%, 02/21/06	7,082	7,044
Sigma Finance Inc.
4.16%, 04/06/06	16,997	16,814
Solitaire Funding Ltd.
4.24%, 01/23/06	69,498	69,335
Thames Asset Global Securitization No. 1 Inc.
4.23%, 01/04/06	7,597	7,596

The accompanying notes are an integral part of these financial statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Three Pillars Funding Corp.
4.03% - 4.27%, 01/03/06 - 01/17/06	$90,289	$90,267
Thunder Bay Funding Inc.
4.22%, 01/13/06	2,833	2,830
Ticonderoga Funding LLC
4.27%, 01/05/06	7,082	7,080
Tulip Funding Corp.
4.25% - 4.28%, 01/03/06 - 01/31/06	99,706	99,456

		1,246,170

LOAN PARTICIPATIONS (c) (0.01%)
Army & Air Force Exchange Service
4.24%, 02/01/06	14,164	14,164

		14,164

MEDIUM-TERM NOTES (c) (0.04%)
Dorada Finance Inc.
3.93%, 07/07/06	8,782	8,781
K2 USA LLC
3.94%, 07/07/06	16,997	16,997
Marshall & Ilsley Bank
5.18%, 12/15/06	28,329	28,421
Toronto-Dominion Bank
3.81%, 06/20/06	35,411	35,412
US Bank N.A.
2.85%, 11/15/06	5,666	5,575

		95,186

MONEY MARKET FUNDS (0.83%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares, 4.25% (a) (d)	1,923,052	1,923,052

		1,923,052

REPURCHASE AGREEMENTS (c) (0.26%)
Banc of America Securities LLC Repurchase Agreement, due 1/3/06, with a maturity value of $141,712 and an effective yield of 4.37%. (e)	$141,643	141,643
Credit Suisse First Boston Repurchase Agreement, due 1/3/06, with a maturity value of $11,336 and an effective yield of 4.32%. (e)	11,331	11,331
Lehman Brothers Holdings Inc. Repurchase Agreement, due 1/3/06, with a maturity value of $226,737 and an effective yield of 4.34%. (f)	226,628	226,628

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Morgan Stanley Repurchase Agreement, due 1/3/06, with a maturity value of $212,566 and an effective yield of 4.33%. (f)	$212,464	$212,464

		592,066

TIME DEPOSITS (c) (0.10%)
UBS AG
4.06%, 01/03/06	169,971	169,972
Wells Fargo Bank N.A.
4.00%, 01/03/06	58,691	58,691

		228,663

VARIABLE & FLOATING RATE NOTES (c) (1.26%)
Allstate Life Global Funding II
4.36% - 4.43%, 11/09/06 - 01/16/07 (g)	99,575	99,600
American Express Bank
4.33% - 4.34%, 01/24/06 - 10/25/06	109,065	109,064
American Express Centurion Bank
4.33% - 4.34%, 06/29/06 - 07/19/06	46,742	46,742
American Express Credit Corp.
4.39%, 11/06/07	8,499	8,507
ASIF Global Financing
4.34% - 4.55%, 05/30/06 - 08/11/06 (g)	92,068	92,106
Australia & New Zealand Banking Group Ltd.
4.35%, 01/23/07 (g)	18,414	18,414
Bank of America N.A.
4.31%, 08/10/06	141,643	141,643
Bank of Ireland
4.34%, 12/20/06 (g)	28,329	28,329
Bank of Nova Scotia
4.22%, 01/03/06	11,331	11,331
Beta Finance Inc.
4.29% - 4.33%, 04/25/06 - 06/09/06 (g)	70,538	70,535
BMW US Capital LLC
4.34%, 12/15/06 (g)	28,329	28,329
CC USA Inc.
4.32% - 4.35%, 03/23/06 - 07/14/06 (g)	76,204	76,201
Commodore CDO Ltd.
4.56%, 06/13/06 (g)	7,082	7,082
Credit Suisse First Boston NY
4.31%, 05/09/06	28,329	28,329
Credit Suisse New York
4.35%, 07/19/06	70,821	70,821

The accompanying notes are an integral part of these financial statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
DEPFA Bank PLC
4.50%, 12/15/06	$28,329	$28,329
Descartes Funding Trust
4.37%, 11/15/06 (g)	12,748	12,748
Dexia Credit Local
4.33%, 08/30/06	14,164	14,162
Dorada Finance Inc.
4.33% - 4.36%, 03/27/06 - 06/26/06 (g)	45,042	45,043
Eli Lilly Services Inc.
4.26%, 09/01/06 (g)	28,329	28,329
Fairway Finance Corp.
4.32% - 4.42%, 01/18/06 - 01/20/06	28,329	28,328
Fifth Third Bancorp.
4.35%, 11/22/06 (g)	56,657	56,657
Five Finance Inc.
4.34% - 4.37%, 02/27/06 - 06/26/06 (g)	19,830	19,830
General Electric Capital Corp.
4.44%, 01/09/07	12,748	12,758
Greenwich Capital Holdings Inc.
4.25% - 4.32%, 02/10/06 - 03/02/06	21,246	21,246
Hartford Life Global Funding Trusts
4.36%, 02/17/07	28,329	28,329
HBOS Treasury Services PLC
4.32% - 4.57%, 01/10/06 - 10/24/06	84,986	84,987
Holmes Financing PLC
4.33%, 12/15/06 (g)	77,903	77,903
HSBC Bank USA N.A.
4.27% - 4.39%, 05/04/06 - 08/03/06	24,079	24,085
K2 USA LLC
4.25% - 4.36%, 02/15/06 - 09/11/06 (g)	82,153	82,150
Leafs LLC
4.37%, 01/20/06 - 02/21/06 (g)	29,702	29,702
Links Finance LLC
4.32% - 4.40%, 01/20/06 - 03/15/06 (g)	96,317	96,320
Lothian Mortgages PLC
4.37%, 01/24/06 (g)	14,164	14,164
Marshall & Ilsley Bank
4.35% - 4.47%, 02/20/06 - 12/15/06	43,909	43,914
Metropolitan Life Global Funding I
4.31% - 4.55%, 08/28/06 - 01/05/07 (g)	84,702	84,748

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Mound Financing PLC
4.30%, 11/08/06 (g)	$56,657	$56,657
Natexis Banques Populaires
4.35%, 01/12/07 (g)	21,246	21,246
National City Bank (Ohio)
4.26%, 01/06/06	14,164	14,164
Nationwide Building Society
4.33% - 4.58%, 01/13/06 - 01/26/07 (g)	104,816	104,820
Nordea Bank AB
4.34%, 12/11/06 (g)	49,575	49,575
Nordea Bank PLC
4.23%, 10/02/06	16,997	16,994
Northern Rock PLC
4.32%, 11/03/06 (g)	33,994	33,995
Permanent Financing PLC
4.32%, 03/10/06 - 06/12/06 (g)	77,054	77,053
Pfizer Investment Capital PLC
4.33%, 12/15/06 (g)	70,821	70,821
Principal Life Income Funding Trusts
4.29%, 05/10/06	21,246	21,247
Royal Bank of Scotland
4.32% - 4.33%, 06/27/06 - 08/30/06	42,493	42,488
Sedna Finance Inc.
4.33% - 4.34%, 01/10/06 - 09/20/06 (g)	24,079	24,080
Sigma Finance Inc.
4.07% - 4.35%, 01/09/06 - 08/15/06 (g)	59,773	59,772
Skandinaviska Enskilda Bank NY
4.36%, 11/16/06 (g)	28,329	28,329
Societe Generale
4.26% - 4.32%, 03/30/06 - 01/02/07 (g)	43,909	43,907
Strips III LLC
4.43%, 07/24/06 (g) (h)	7,641	7,641
SunTrust Bank
4.19%, 04/28/06	42,493	42,493
Tango Finance Corp.
4.33% - 4.34%, 05/25/06 - 09/27/06 (g)	63,173	63,168
Toyota Motor Credit Corp.
4.23% - 4.30%, 01/09/06 - 04/10/06	62,323	62,323
Unicredito Italiano SpA
4.43%, 06/14/06	36,827	36,821
Union Hamilton Special Funding LLC
4.52%, 03/28/06 (g)	28,329	28,329
US Bank N.A.
4.31%, 09/29/06	12,748	12,745

The accompanying notes are an integral part of these financial statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Variable Funding Capital Corp.
4.29% - 4.32%, 02/16/06 - 03/13/06	$92,068	$92,068
Wachovia Asset Securitization Inc.
4.37%, 01/25/06 (g)	58,452	58,452
Wells Fargo & Co.
4.36%, 09/15/06 (g)	14,164	14,165
WhistleJacket Capital LLC
4.33% - 4.35%, 01/17/06 - 07/28/06 (g)	31,161	31,160
White Pine Finance LLC
4.32% - 4.37%, 01/13/06 - 06/20/06 (g)	58,073	58,072
Winston Funding Ltd.
4.26%, 01/23/06 (g)	20,227	20,227
World Savings Bank
4.29%, 03/09/06	42,493	42,492

		2,906,069

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,259,052)		7,259,052

TOTAL INVESTMENTS (102.70%)		236,897,854

Other Assets, Less Liabilities (-2.70%)		(6,232,868)

NET ASSETS (100.00%)		$230,664,986

(a)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.
(e)	Repurchase agreements are fully collateralized by U.S. Government securities, with interest rates ranging from 4.10% to 5.84% and maturity dates ranging from 2/1/28 to 5/1/35.
(f)	Repurchase agreements are fully collateralized by non-U.S. Government debt securities, with interest rates ranging from 1.01% to 7.96% and maturity dates ranging from 5/18/06 to 10/27/25. The credit exposure of the collateral is viewed as unsecured debt of the counterparty.
(g)	This security or a portion of these securities is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(h)	The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2010 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2005

Security	Shares or principal	Value

MASTER PORTFOLIOS (80.51%)
Active Stock Master Portfolio (a)		$178,144,721
CoreAlpha Bond Master Portfolio (a)		358,006,967

TOTAL MASTER PORTFOLIOS		536,151,688

EXCHANGE-TRADED FUNDS (18.65%)
iShares MSCI EAFE Index Fund (a)	1,308,729	77,817,026
iShares S&P MidCap 400 Index Fund (a) (b)	420,131	31,005,668
iShares S&P SmallCap 600 Index Fund (a) (b)	266,625	15,410,925

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $102,858,287)		124,233,619

SHORT-TERM INVESTMENTS (4.58%)

CERTIFICATES OF DEPOSIT (c) (0.18%)
Banco Bilbao Vizcaya Argentaria SA
3.83%, 01/25/06	$68,393	68,390
Credit Suisse First Boston NY
4.03%, 01/04/06	68,393	68,393
First Tennessee Bank
4.18%, 01/26/06	21,202	21,201
Fortis Bank NY
3.83% - 3.84%, 01/25/06	205,179	205,179
Toronto-Dominion Bank
3.94%, 07/10/06	68,393	68,393
Wells Fargo Bank N.A.
4.26% - 4.78%, 01/09/06 - 12/05/06	588,180	588,179
Wilmington Trust Corp.
4.24% - 4.30%, 01/27/06 - 01/31/06	205,179	205,180

		1,224,915

COMMERCIAL PAPER (c) (0.90%)
Amstel Funding Corp.
3.91% - 4.40%, 01/04/06 - 05/08/06	417,198	415,146
Bryant Park Funding LLC
3.92%, 02/22/06	34,904	34,714
CAFCO LLC
4.19% - 4.23%, 01/27/06 - 02/06/06	294,090	293,058
CC USA Inc.
4.23%, 04/21/06	41,036	40,515
Charta LLC
4.25%, 01/26/06	102,590	102,311
Chesham Finance LLC
4.22% - 4.30%, 01/03/06 - 01/30/06	417,642	417,144
CRC Funding LLC
4.19% - 4.25%, 01/27/06 - 02/06/06	503,373	501,701

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Dorada Finance Inc.
3.76%, 01/26/06	$13,679	$13,646
Ebury Finance Ltd.
4.30%, 01/30/06	191,501	190,883
Edison Asset Securitization LLC
4.37%, 05/08/06	68,393	67,355
Ford Credit Auto Receivables
4.22% - 4.23%, 01/17/06	113,532	113,346
Ford Credit Floorplan Motown
4.05%, 01/06/06	273,572	273,480
Galaxy Funding Inc.
4.23%, 04/18/06	39,258	38,773
Gemini Securitization Corp.
4.25%, 01/30/06	68,393	68,175
Georgetown Funding Co. LLC
4.23% - 4.28%, 01/05/06 - 01/19/06	669,553	669,068
Giro Funding US Corp.
4.23% - 4.24%, 01/09/06 - 01/13/06	116,268	116,170
Grampian Funding LLC
3.84% - 4.41%, 01/31/06 - 05/15/06	205,179	203,665
HSBC PLC
3.88%, 02/03/06	41,036	40,899
Jupiter Securitization Corp.
4.23%, 01/24/06	47,875	47,757
Liberty Street Funding Corp.
4.23%, 01/04/06	54,714	54,708
Lockhart Funding LLC
4.01% - 4.30%, 01/04/06 - 01/23/06	169,615	169,407
Mortgage Interest Networking Trust
4.28% - 4.34%, 01/17/06 - 01/25/06	143,625	143,320
Nordea North America Inc.
4.16%, 04/04/06	143,625	142,115
Prudential Funding LLC
4.27%, 01/17/06	273,572	273,118
Santander Central Hispano Finance Inc.
3.91%, 02/17/06	136,786	136,118
Sedna Finance Inc.
3.92%, 02/21/06	34,197	34,014
Sigma Finance Inc.
4.16%, 04/06/06	82,072	81,190
Solitaire Funding Ltd.
4.24%, 01/23/06	335,577	334,787
Thames Asset Global Securitization No. 1 Inc.
4.23%, 01/04/06	36,683	36,679

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2010 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Three Pillars Funding Corp.
4.03% - 4.27%, 01/03/06 - 01/17/06	$435,967	$435,863
Thunder Bay Funding Inc.
4.22%, 01/13/06	13,679	13,663
Ticonderoga Funding LLC
4.27%, 01/05/06	34,197	34,188
Tulip Funding Corp.
4.25% - 4.28%, 01/03/06 - 01/31/06	481,435	480,229

		6,017,205

LOAN PARTICIPATIONS (c) (0.01%)
Army & Air Force Exchange Service
4.24%, 02/01/06	68,393	68,393

		68,393

MEDIUM-TERM NOTES (c) (0.07%)
Dorada Finance Inc.
3.93%, 07/07/06	42,404	42,402
K2 USA LLC
3.94%, 07/07/06	82,072	82,070
Marshall & Ilsley Bank
5.18%, 12/15/06	136,786	137,232
Toronto-Dominion Bank
3.81%, 06/20/06	170,983	170,990
US Bank N.A.
2.85%, 11/15/06	27,357	26,921

		459,615

MONEY MARKET FUNDS (0.71%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares, 4.25% (a) (d)	4,735,755	4,735,755

		4,735,755

REPURCHASE AGREEMENTS (c) (0.43%)
Banc of America Securities LLC Repurchase Agreement, due 1/3/06, with a maturity value of $684,262 and an effective yield of 4.37%. (e)	$683,930	683,930
Credit Suisse First Boston Repurchase Agreement, due 1/3/06, with a maturity value of $54,740 and an effective yield of 4.32%. (e)	54,714	54,714
Lehman Brothers Holdings Inc. Repurchase Agreement, due 1/3/06, with a maturity value of $1,094,817 and an effective yield of 4.34%. (f)	1,094,289	1,094,289

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Morgan Stanley Repurchase Agreement, due 1/3/06, with a maturity value of $1,026,390 and an effective yield of 4.33%. (f)	$1,025,896	$1,025,896

		2,858,829

TIME DEPOSITS (c) (0.17%)
UBS AG
4.06%, 01/03/06	820,716	820,716
Wells Fargo Bank N.A.
4.00%, 01/03/06	283,395	283,395

		1,104,111

VARIABLE & FLOATING RATE NOTES (c) (2.11%)
Allstate Life Global Funding II
4.36% - 4.43%, 11/09/06 - 01/16/07 (g)	480,803	480,920
American Express Bank
4.33% - 4.34%, 01/24/06 - 10/25/06	526,626	526,625
American Express Centurion Bank
4.33% - 4.34%, 06/29/06 - 07/19/06	225,697	225,697
American Express Credit Corp.
4.39%, 11/06/07	41,036	41,077
ASIF Global Financing
4.34% - 4.55%, 05/30/06 - 08/11/06 (g)	444,555	444,741
Australia & New Zealand Banking Group Ltd.
4.35%, 01/23/07 (g)	88,911	88,911
Bank of America N.A.
4.31%, 08/10/06	683,930	683,930
Bank of Ireland
4.34%, 12/20/06 (g)	136,786	136,786
Bank of Nova Scotia
4.22%, 01/03/06	54,714	54,714
Beta Finance Inc.
4.29% - 4.33%, 04/25/06 - 06/09/06 (g)	340,597	340,583
BMW US Capital LLC
4.34%, 12/15/06 (g)	136,786	136,786
CC USA Inc.
4.32% - 4.35%, 03/23/06 - 07/14/06 (g)	367,955	367,946
Commodore CDO Ltd.
4.56%, 06/13/06 (g)	34,197	34,197
Credit Suisse First Boston NY
4.31%, 05/09/06	136,786	136,786
Credit Suisse New York
4.35%, 07/19/06	341,965	341,965

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2010 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
DEPFA Bank PLC
4.50%, 12/15/06	$136,786	$136,786
Descartes Funding Trust
4.37%, 11/15/06 (g)	61,554	61,554
Dexia Credit Local
4.33%, 08/30/06	68,393	68,384
Dorada Finance Inc.
4.33% - 4.36%, 03/27/06 - 06/26/06 (g)	217,490	217,494
Eli Lilly Services Inc.
4.26%, 09/01/06 (g)	136,786	136,786
Fairway Finance Corp.
4.32% - 4.42%, 01/18/06 - 01/20/06	136,786	136,786
Fifth Third Bancorp.
4.35%, 11/22/06 (g)	273,572	273,572
Five Finance Inc.
4.34% - 4.37%, 02/27/06 - 06/26/06 (g)	95,750	95,750
General Electric Capital Corp.
4.44%, 01/09/07	61,554	61,603
Greenwich Capital Holdings Inc.
4.25% - 4.32%, 02/10/06 - 03/02/06	102,590	102,590
Hartford Life Global Funding Trusts
4.36%, 02/17/07	136,786	136,786
HBOS Treasury Services PLC
4.32% - 4.57%, 01/10/06 - 10/24/06	410,358	410,358
Holmes Financing PLC
4.33%, 12/15/06 (g)	376,162	376,162
HSBC Bank USA N.A.
4.27% - 4.39%, 05/04/06 - 08/03/06	116,268	116,295
K2 USA LLC
4.25% - 4.36%, 02/15/06 - 09/11/06 (g)	396,680	396,664
Leafs LLC
4.37%, 01/20/06 - 02/21/06 (g)	143,417	143,417
Links Finance LLC
4.32% - 4.40%, 01/20/06 - 03/15/06 (g)	465,073	465,088
Lothian Mortgages PLC
4.37%, 01/24/06 (g)	68,393	68,393
Marshall & Ilsley Bank
4.35% - 4.47%, 02/20/06 - 12/15/06	212,018	212,040
Metropolitan Life Global Funding I
4.31% - 4.55%, 08/28/06 - 01/05/07 (g)	408,990	409,211

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Mound Financing PLC
4.30%, 11/08/06 (g)	$273,572	$273,572
Natexis Banques Populaires
4.35%, 01/12/07 (g)	102,590	102,590
National City Bank (Ohio)
4.26%, 01/06/06	68,393	68,393
Nationwide Building Society
4.33% - 4.58%, 01/13/06 - 01/26/07 (g)	506,108	506,126
Nordea Bank AB
4.34%, 12/11/06 (g)	239,376	239,376
Nordea Bank PLC
4.23%, 10/02/06	82,072	82,057
Northern Rock PLC
4.32%, 11/03/06 (g)	164,143	164,149
Permanent Financing PLC
4.32%, 03/10/06 - 06/12/06 (g)	372,058	372,058
Pfizer Investment Capital PLC
4.33%, 12/15/06 (g)	341,965	341,965
Principal Life Income Funding Trusts
4.29%, 05/10/06	102,590	102,591
Royal Bank of Scotland
4.32% - 4.33%, 06/27/06 - 08/30/06	205,179	205,156
Sedna Finance Inc.
4.33% - 4.34%, 01/10/06 - 09/20/06 (g)	116,268	116,268
Sigma Finance Inc.
4.07% - 4.35%, 01/09/06 - 08/15/06 (g)	288,619	288,616
Skandinaviska Enskilda Bank NY
4.36%, 11/16/06 (g)	136,786	136,786
Societe Generale
4.26% - 4.32%, 03/30/06 - 01/02/07 (g)	212,018	212,009
Strips III LLC
4.43%, 07/24/06 (g) (h)	36,893	36,893
SunTrust Bank
4.19%, 04/28/06	205,179	205,179
Tango Finance Corp.
4.33% - 4.34%, 05/25/06 - 09/27/06 (g)	305,033	305,011
Toyota Motor Credit Corp.
4.23% - 4.30%, 01/09/06 - 04/10/06	300,929	300,928
Unicredito Italiano SpA
4.43%, 06/14/06	177,822	177,794
Union Hamilton Special Funding LLC
4.52%, 03/28/06 (g)	136,786	136,786
US Bank N.A.
4.31%, 09/29/06	61,554	61,542

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2010 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Variable Funding Capital Corp.
4.29% - 4.32%, 02/16/06 - 03/13/06	$444,555	$444,555
Wachovia Asset Securitization Inc.
4.37%, 01/25/06 (g)	282,241	282,241
Wells Fargo & Co.
4.36%, 09/15/06 (g)	68,393	68,398
WhistleJacket Capital LLC
4.33% - 4.35%, 01/17/06 - 07/28/06 (g)	150,465	150,455
White Pine Finance LLC
4.32% - 4.37%, 01/13/06 - 06/20/06 (g)	280,411	280,410
Winston Funding Ltd.
4.26%, 01/23/06 (g)	97,665	97,665
World Savings Bank
4.29%, 03/09/06	205,179	205,177

		14,032,129

TOTAL SHORT-TERM INVESTMENTS
(Cost: $30,500,952)		30,500,952

TOTAL INVESTMENTS (103.74%)		690,886,259

Other Assets, Less Liabilities (-3.74)%		(24,894,497)

NET ASSETS (100.00%)		$665,991,762

(a)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.
(e)	Repurchase agreements are fully collateralized by U.S. Government securities, with interest rates ranging from 4.10% to 5.84% and maturity dates ranging from 2/1/28 to 5/1/35.
(f)	Repurchase agreements are fully collateralized by non-U.S. Government debt securities, with interest rates ranging from 1.01% to 7.96% and maturity dates ranging from 5/18/06 to 10/27/25. The credit exposure of the collateral is viewed as unsecured debt of the counterparty.
(g)	This security or a portion of these securities is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(h)	The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2005

Security	Shares or principal	Value

MASTER PORTFOLIOS (74.30%)
Active Stock Master Portfolio (a)		$409,416,336
CoreAlpha Bond Master Portfolio (a)		381,902,290

TOTAL MASTER PORTFOLIOS		791,318,626

EXCHANGE-TRADED FUNDS (24.59%)
iShares MSCI EAFE Index Fund (a)	2,881,861	171,355,455
iShares S&P MidCap 400 Index Fund (a) (b)	815,390	60,175,782
iShares S&P SmallCap 600 Index Fund (a) (b)	525,284	30,361,415

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $217,993,197)		261,892,652

SHORT-TERM INVESTMENTS (6.71%)

CERTIFICATES OF DEPOSIT (c) (0.28%)
Banco Bilbao Vizcaya Argentaria SA
3.83%, 01/25/06	$169,363	169,364
Credit Suisse First Boston NY
4.03%, 01/04/06	169,363	169,363
First Tennessee Bank
4.18%, 01/26/06	52,502	52,500
Fortis Bank NY
3.83% - 3.84%, 01/25/06	508,088	508,088
Toronto-Dominion Bank
3.94%, 07/10/06	169,363	169,363
Wells Fargo Bank N.A.
4.26% - 4.78%, 01/09/06 - 12/05/06	1,456,519	1,456,515
Wilmington Trust Corp.
4.24% - 4.30%, 01/27/06 - 01/31/06	508,088	508,091

		3,033,284

COMMERCIAL PAPER (c) (1.40%)
Amstel Funding Corp.
3.91% - 4.40%, 01/04/06 - 05/08/06	1,033,112	1,028,032
Bryant Park Funding LLC
3.92%, 02/22/06	86,433	85,962
CAFCO LLC
4.19% - 4.23%, 01/27/06 - 02/06/06	728,259	725,706
CC USA Inc.
4.23%, 04/21/06	101,618	100,328
Charta LLC
4.25%, 01/26/06	254,044	253,354
Chesham Finance LLC
4.22% - 4.30%, 01/03/06 - 01/30/06	1,034,213	1,032,981
CRC Funding LLC
4.19% - 4.25%, 01/27/06 - 02/06/06	1,246,509	1,242,367

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Dorada Finance Inc.
3.76%, 01/26/06	$33,873	$33,791
Ebury Finance Ltd.
4.30%, 01/30/06	474,215	472,686
Edison Asset Securitization LLC
4.37%, 05/08/06	169,363	166,793
Ford Credit Auto Receivables
4.22% - 4.23%, 01/17/06	281,142	280,680
Ford Credit Floorplan Motown
4.05%, 01/06/06	677,450	677,222
Galaxy Funding Inc.
4.23%, 04/18/06	97,214	96,015
Gemini Securitization Corp.
4.25%, 01/30/06	169,363	168,823
Georgetown Funding Co. LLC
4.23% - 4.28%, 01/05/06 - 01/19/06	1,658,023	1,656,822
Giro Funding US Corp.
4.23% - 4.24%, 01/09/06 - 01/13/06	287,916	287,674
Grampian Funding LLC
3.84% - 4.41%, 01/31/06 - 05/15/06	508,088	504,338
HSBC PLC
3.88%, 02/03/06	101,618	101,278
Jupiter Securitization Corp.
4.23%, 01/24/06	118,554	118,261
Liberty Street Funding Corp.
4.23%, 01/04/06	135,490	135,474
Lockhart Funding LLC
4.01% - 4.30%, 01/04/06 - 01/23/06	420,019	419,503
Mortgage Interest Networking Trust
4.28% - 4.34%, 01/17/06 - 01/25/06	355,661	354,901
Nordea North America Inc.
4.16%, 04/04/06	355,661	351,922
Prudential Funding LLC
4.27%, 01/17/06	677,450	676,326
Santander Central Hispano Finance Inc.
3.91%, 02/17/06	338,725	337,070
Sedna Finance Inc.
3.92%, 02/21/06	84,681	84,229
Sigma Finance Inc.
4.16%, 04/06/06	203,235	201,051
Solitaire Funding Ltd.
4.24%, 01/23/06	830,995	829,037
Thames Asset Global Securitization No. 1 Inc.
4.23%, 01/04/06	90,839	90,829

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Three Pillars Funding Corp.
4.03% - 4.27%, 01/03/06 - 01/17/06	$1,079,592	$1,079,335
Thunder Bay Funding Inc.
4.22%, 01/13/06	33,873	33,833
Ticonderoga Funding LLC
4.27%, 01/05/06	84,681	84,661
Tulip Funding Corp.
4.25% - 4.28%, 01/03/06 - 01/31/06	1,192,184	1,189,199

		14,900,483

LOAN PARTICIPATIONS (c) (0.02%)
Army & Air Force Exchange Service
4.24%, 02/01/06	169,363	169,363

		169,363

MEDIUM-TERM NOTES (c) (0.11%)
Dorada Finance Inc.
3.93%, 07/07/06	105,005	104,999
K2 USA LLC
3.94%, 07/07/06	203,235	203,230
Marshall & Ilsley Bank
5.18%, 12/15/06	338,725	339,830
Toronto-Dominion Bank
3.81%, 06/20/06	423,407	423,426
US Bank N.A.
2.85%, 11/15/06	67,745	66,666

		1,138,151

MONEY MARKET FUNDS (0.72%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares, 4.25% (a) (d)	7,668,859	7,668,859

		7,668,859

REPURCHASE AGREEMENTS (c) (0.66%)
Banc of America Securities LLC Repurchase Agreement, due 1/3/06, with a maturity value of $1,694,448 and an effective yield of 4.37%. (e)	$1,693,626	1,693,626
Credit Suisse First Boston Repurchase Agreement, due 1/3/06, with a maturity value of $135,555 and an effective yield of 4.32%. (e)	135,490	135,490
Lehman Brothers Holdings Inc. Repurchase Agreement, due 1/3/06, with a maturity value of $2,711,109 and an effective yield of 4.34%. (f)	2,709,802	2,709,802

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Morgan Stanley Repurchase Agreement, due 1/3/06, with a maturity value of $2,541,661 and an effective yield of 4.33%. (f)	$2,540,439	$2,540,439

		7,079,357

TIME DEPOSITS (c) (0.26%)
UBS AG
4.06%, 01/03/06	2,032,351	2,032,351
Wells Fargo Bank N.A.
4.00%, 01/03/06	701,774	701,774

		2,734,125

VARIABLE & FLOATING RATE NOTES (c) (3.26%)
Allstate Life Global Funding II
4.36% - 4.43%, 11/09/06 - 01/16/07 (g)	1,190,619	1,190,910
American Express Bank
4.33% - 4.34%, 01/24/06 - 10/25/06	1,304,092	1,304,086
American Express Centurion Bank
4.33% - 4.34%, 06/29/06 - 07/19/06	558,897	558,897
American Express Credit Corp.
4.39%, 11/06/07	101,618	101,720
ASIF Global Financing
4.34% - 4.55%, 05/30/06 - 08/11/06 (g)	1,100,857	1,101,318
Australia & New Zealand Banking Group Ltd.
4.35%, 01/23/07 (g)	220,171	220,171
Bank of America N.A.
4.31%, 08/10/06	1,693,626	1,693,626
Bank of Ireland
4.34%, 12/20/06 (g)	338,725	338,725
Bank of Nova Scotia
4.22%, 01/03/06	135,490	135,490
Beta Finance Inc.
4.29% - 4.33%, 04/25/06 - 06/09/06 (g)	843,426	843,393
BMW US Capital LLC
4.34%, 12/15/06 (g)	338,725	338,725
CC USA Inc.
4.32% - 4.35%, 03/23/06 - 07/14/06 (g)	911,171	911,150
Commodore CDO Ltd.
4.56%, 06/13/06 (g)	84,681	84,681
Credit Suisse First Boston NY
4.31%, 05/09/06	338,725	338,725
Credit Suisse New York
4.35%, 07/19/06	846,813	846,813

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
DEPFA Bank PLC
4.50%, 12/15/06	$338,725	$338,725
Descartes Funding Trust
4.37%, 11/15/06 (g)	152,426	152,426
Dexia Credit Local
4.33%, 08/30/06	169,363	169,340
Dorada Finance Inc.
4.33% - 4.36%, 03/27/06 - 06/26/06 (g)	538,573	538,583
Eli Lilly Services Inc.
4.26%, 09/01/06 (g)	338,725	338,725
Fairway Finance Corp.
4.32% - 4.42%, 01/18/06 - 01/20/06	338,725	338,724
Fifth Third Bancorp.
4.35%, 11/22/06 (g)	677,450	677,450
Five Finance Inc.
4.34% - 4.37%, 02/27/06 - 06/26/06 (g)	237,108	237,108
General Electric Capital Corp.
4.44%, 01/09/07	152,426	152,550
Greenwich Capital Holdings Inc.
4.25% - 4.32%, 02/10/06 - 03/02/06	254,044	254,044
Hartford Life Global Funding Trusts
4.36%, 02/17/07	338,725	338,725
HBOS Treasury Services PLC
4.32% - 4.57%, 01/10/06 - 10/24/06	1,016,176	1,016,175
Holmes Financing PLC
4.33%, 12/15/06 (g)	931,494	931,494
HSBC Bank USA N.A.
4.27% - 4.39%, 05/04/06 - 08/03/06	287,916	287,983
K2 USA LLC
4.25% - 4.36%, 02/15/06 - 09/11/06 (g)	982,303	982,265
Leafs LLC
4.37%, 01/20/06 - 02/21/06 (g)	355,147	355,146
Links Finance LLC
4.32% - 4.40%, 01/20/06 - 03/15/06 (g)	1,151,666	1,151,704
Lothian Mortgages PLC
4.37%, 01/24/06 (g)	169,363	169,363
Marshall & Ilsley Bank
4.35% - 4.47%, 02/20/06 - 12/15/06	525,024	525,078
Metropolitan Life Global Funding I
4.31% - 4.55%, 08/28/06 - 01/05/07 (g)	1,012,788	1,013,335
Mound Financing PLC
4.30%, 11/08/06 (g)	677,450	677,450

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Natexis Banques Populaires
4.35%, 01/12/07 (g)	$254,044	$254,044
National City Bank (Ohio)
4.26%, 01/06/06	169,363	169,362
Nationwide Building Society
4.33% - 4.58%, 01/13/06 - 01/26/07 (g)	1,253,283	1,253,327
Nordea Bank AB
4.34%, 12/11/06 (g)	592,769	592,769
Nordea Bank PLC
4.23%, 10/02/06	203,235	203,200
Northern Rock PLC
4.32%, 11/03/06 (g)	406,470	406,484
Permanent Financing PLC
4.32%, 03/10/06 - 06/12/06 (g)	921,333	921,333
Pfizer Investment Capital PLC
4.33%, 12/15/06 (g)	846,813	846,813
Principal Life Income Funding Trusts
4.29%, 05/10/06	254,044	254,048
Royal Bank of Scotland
4.32% - 4.33%, 06/27/06 - 08/30/06	508,088	508,031
Sedna Finance Inc.
4.33% - 4.34%, 01/10/06 - 09/20/06 (g)	287,916	287,916
Sigma Finance Inc.
4.07% - 4.35%, 01/09/06 - 08/15/06 (g)	714,710	714,702
Skandinaviska Enskilda Bank NY
4.36%, 11/16/06 (g)	338,725	338,725
Societe Generale
4.26% - 4.32%, 03/30/06 - 01/02/07 (g)	525,024	525,002
Strips III LLC
4.43%, 07/24/06 (g) (h)	91,359	91,359
SunTrust Bank
4.19%, 04/28/06	508,088	508,088
Tango Finance Corp.
4.33% - 4.34%, 05/25/06 - 09/27/06 (g)	755,357	755,306
Toyota Motor Credit Corp.
4.23% - 4.30%, 01/09/06 - 04/10/06	745,196	745,194
Unicredito Italiano SpA
4.43%, 06/14/06	440,343	440,274
Union Hamilton Special Funding LLC
4.52%, 03/28/06 (g)	338,725	338,725
US Bank N.A.
4.31%, 09/29/06	152,426	152,397
Variable Funding Capital Corp.
4.29% - 4.32%, 02/16/06 - 03/13/06	1,100,857	1,100,857

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Wachovia Asset Securitization Inc.
4.37%, 01/25/06 (g)	$698,917	$698,917
Wells Fargo & Co.
4.36%, 09/15/06 (g)	169,363	169,374
WhistleJacket Capital LLC
4.33% - 4.35%, 01/17/06 - 07/28/06 (g)	372,598	372,573
White Pine Finance LLC
4.32% - 4.37%, 01/13/06 - 06/20/06 (g)	694,387	694,381
Winston Funding Ltd.
4.26%, 01/23/06 (g)	241,850	241,850
World Savings Bank
4.29%, 03/09/06	508,088	508,083

		34,747,957

TOTAL SHORT-TERM INVESTMENTS
(Cost: $71,471,579)		71,471,579

TOTAL INVESTMENTS (105.60%)		1,124,682,857

Other Assets, Less Liabilities (-5.60%)		(59,593,236)

NET ASSETS (100.00%)		$1,065,089,621

(a)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.
(e)	Repurchase agreements are fully collateralized by U.S. Government securities, with interest rates ranging from 4.10% to 5.84% and maturity dates ranging from 2/1/28 to 5/1/35.
(f)	Repurchase agreements are fully collateralized by non-U.S. Government debt securities, with interest rates ranging from 1.01% to 7.96% and maturity dates ranging from 5/18/06 to 10/27/25. The credit exposure of the collateral is viewed as unsecured debt of the counterparty.
(g)	This security or a portion of these securities is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(h)	The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2005

Security	Shares or principal	Value

MASTER PORTFOLIOS (68.54%)
Active Stock Master Portfolio (a)		$315,001,257
CoreAlpha Bond Master Portfolio (a)		148,830,081

TOTAL MASTER PORTFOLIOS		463,831,338

EXCHANGE-TRADED FUNDS (29.12%)
iShares MSCI EAFE Index Fund (a)	2,206,118	131,175,776
iShares S&P MidCap 400 Index Fund (a) (b)	596,383	44,013,065
iShares S&P SmallCap 600 Index Fund (a) (b)	379,244	21,920,303

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $166,126,439)		197,109,144

SHORT-TERM INVESTMENTS (4.39%)

CERTIFICATES OF DEPOSIT (c) (0.16%)
Banco Bilbao Vizcaya Argentaria SA
3.83%, 01/25/06	$60,956	60,956
Credit Suisse First Boston NY
4.03%, 01/04/06	60,961	60,961
First Tennessee Bank
4.18%, 01/26/06	18,898	18,897
Fortis Bank NY
3.83% - 3.84%, 01/25/06	182,883	182,883
Toronto-Dominion Bank
3.94%, 07/10/06	60,961	60,961
Wells Fargo Bank N.A.
4.26% - 4.78%, 01/09/06 - 12/05/06	524,264	524,263
Wilmington Trust Corp.
4.24% - 4.30%, 01/27/06 - 01/31/06	182,883	182,884

		1,091,805

COMMERCIAL PAPER (c) (0.79%)
Amstel Funding Corp.
3.91% - 4.40%, 01/04/06 - 05/08/06	371,862	370,034
Bryant Park Funding LLC
3.92%, 02/22/06	31,111	30,941
CAFCO LLC
4.19% - 4.23%, 01/27/06 - 02/06/06	262,132	261,212
CC USA Inc.
4.23%, 04/21/06	36,577	36,112
Charta LLC
4.25%, 01/26/06	91,441	91,193
Chesham Finance LLC
4.22% - 4.30%, 01/03/06 - 01/30/06	372,258	371,813
CRC Funding LLC
4.19% - 4.25%, 01/27/06 - 02/06/06	448,672	447,182

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Dorada Finance Inc.
3.76%, 01/26/06	$12,192	$12,163
Ebury Finance Ltd.
4.30%, 01/30/06	170,691	170,140
Edison Asset Securitization LLC
4.37%, 05/08/06	60,961	60,036
Ford Credit Auto Receivables
4.22% - 4.23%, 01/17/06	101,195	101,029
Ford Credit Floorplan Motown
4.05%, 01/06/06	243,844	243,761
Galaxy Funding Inc.
4.23%, 04/18/06	34,992	34,560
Gemini Securitization Corp.
4.25%, 01/30/06	60,961	60,767
Georgetown Funding Co. LLC
4.23% - 4.28%, 01/05/06 - 01/19/06	596,794	596,362
Giro Funding US Corp.
4.23% - 4.24%, 01/09/06 - 01/13/06	103,634	103,546
Grampian Funding LLC
3.84% - 4.41%, 01/31/06 - 05/15/06	182,883	181,533
HSBC PLC
3.88%, 02/03/06	36,577	36,454
Jupiter Securitization Corp.
4.23%, 01/24/06	42,673	42,567
Liberty Street Funding Corp.
4.23%, 01/04/06	48,769	48,763
Lockhart Funding LLC
4.01% - 4.30%, 01/04/06 - 01/23/06	151,183	150,997
Mortgage Interest Networking Trust
4.28% - 4.34%, 01/17/06 - 01/25/06	128,018	127,745
Nordea North America Inc.
4.16%, 04/04/06	128,018	126,672
Prudential Funding LLC
4.27%, 01/17/06	243,844	243,439
Santander Central Hispano Finance Inc.
3.91%, 02/17/06	121,922	121,326
Sedna Finance Inc.
3.92%, 02/21/06	30,480	30,318
Sigma Finance Inc.
4.16%, 04/06/06	73,153	72,367
Solitaire Funding Ltd.
4.24%, 01/23/06	299,111	298,406
Thames Asset Global Securitization No. 1 Inc.
4.23%, 01/04/06	32,697	32,693

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Three Pillars Funding Corp.
4.03% - 4.27%, 01/03/06 - 01/17/06	$388,592	$388,499
Thunder Bay Funding Inc.
4.22%, 01/13/06	12,192	12,178
Ticonderoga Funding LLC
4.27%, 01/05/06	30,480	30,473
Tulip Funding Corp.
4.25% - 4.28%, 01/03/06 - 01/31/06	429,118	428,044

		5,363,325

LOAN PARTICIPATIONS (c) (0.01%)
Army & Air Force Exchange Service
4.24%, 02/01/06	60,961	60,961

		60,961

MEDIUM-TERM NOTES (c) (0.06%)
Dorada Finance Inc.
3.93%, 07/07/06	37,796	37,794
K2 USA LLC
3.94%, 07/07/06	73,153	73,151
Marshall & Ilsley Bank
5.18%, 12/15/06	121,922	122,320
Toronto-Dominion Bank
3.81%, 06/20/06	152,402	152,409
US Bank N.A.
2.85%, 11/15/06	24,384	23,996

		409,670

MONEY MARKET FUNDS (0.99%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares, 4.25% (a) (d)	6,724,758	6,724,758

		6,724,758

REPURCHASE AGREEMENTS (c) (0.38%)
Banc of America Securities LLC Repurchase Agreement, due 1/3/06, with a maturity value of $609,905 and an effective yield of 4.37%. (e)	$609,609	609,609
Credit Suisse First Boston Repurchase Agreement, due 1/3/06, with a maturity value of $48,792 and an effective yield of 4.32%. (e)	48,769	48,769
Lehman Brothers Holdings Inc. Repurchase Agreement, due 1/3/06, with a maturity value of $975,845 and an effective yield of 4.34%. (f)	975,375	975,375

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Morgan Stanley Repurchase Agreement, due 1/3/06, with a maturity value of $914,854 and an effective yield of 4.33%. (f)	$914,414	$914,414

		2,548,167

TIME DEPOSITS (c) (0.15%)
UBS AG
4.06%, 01/03/06	731,531	731,531
Wells Fargo Bank N.A.
4.00%, 01/03/06	252,599	252,599

		984,130

VARIABLE & FLOATING RATE NOTES (c) (1.85%)
Allstate Life Global Funding II
4.36% - 4.43%, 11/09/06 - 01/16/07 (g)	428,555	428,660
American Express Bank
4.33% - 4.34%, 01/24/06 - 10/25/06	469,399	469,396
American Express Centurion Bank
4.33% - 4.34%, 06/29/06 - 07/19/06	201,171	201,171
American Express Credit Corp.
4.39%, 11/06/07	36,577	36,613
ASIF Global Financing
4.34% - 4.55%, 05/30/06 - 08/11/06 (g)	396,246	396,412
Australia & New Zealand Banking Group Ltd.
4.35%, 01/23/07 (g)	79,249	79,249
Bank of America N.A.
4.31%, 08/10/06	609,609	609,609
Bank of Ireland
4.34%, 12/20/06 (g)	121,922	121,922
Bank of Nova Scotia
4.22%, 01/03/06	48,769	48,769
Beta Finance Inc.
4.29% - 4.33%, 04/25/06 - 06/09/06 (g)	303,585	303,574
BMW US Capital LLC
4.34%, 12/15/06 (g)	121,922	121,922
CC USA Inc.
4.32% - 4.35%, 03/23/06 - 07/14/06 (g)	327,970	327,962
Commodore CDO Ltd.
4.56%, 06/13/06 (g)	30,480	30,480
Credit Suisse First Boston NY
4.31%, 05/09/06	121,922	121,922
Credit Suisse New York
4.35%, 07/19/06	304,805	304,805

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
DEPFA Bank PLC
4.50%, 12/15/06	$121,922	$121,922
Descartes Funding Trust
4.37%, 11/15/06 (g)	54,865	54,865
Dexia Credit Local
4.33%, 08/30/06	60,961	60,953
Dorada Finance Inc.
4.33% - 4.36%, 03/27/06 - 06/26/06 (g)	193,856	193,859
Eli Lilly Services Inc.
4.26%, 09/01/06 (g)	121,922	121,922
Fairway Finance Corp.
4.32% - 4.42%, 01/18/06 - 01/20/06	121,922	121,922
Fifth Third Bancorp.
4.35%, 11/22/06 (g)	243,844	243,844
Five Finance Inc.
4.34% - 4.37%, 02/27/06 - 06/26/06 (g)	85,345	85,345
General Electric Capital Corp.
4.44%, 01/09/07	54,865	54,909
Greenwich Capital Holdings Inc.
4.25% - 4.32%, 02/10/06 - 03/02/06	91,441	91,441
Hartford Life Global Funding Trusts
4.36%, 02/17/07	121,922	121,922
HBOS Treasury Services PLC
4.32% - 4.57%, 01/10/06 - 10/24/06	365,765	365,766
Holmes Financing PLC
4.33%, 12/15/06 (g)	335,285	335,285
HSBC Bank USA N.A.
4.27% - 4.39%, 05/04/06 - 08/03/06	103,634	103,657
K2 USA LLC
4.25% - 4.36%, 02/15/06 - 09/11/06 (g)	353,573	353,559
Leafs LLC
4.37%, 01/20/06 - 02/21/06 (g)	127,833	127,833
Links Finance LLC
4.32% - 4.40%, 01/20/06 - 03/15/06 (g)	414,534	414,547
Lothian Mortgages PLC
4.37%, 01/24/06 (g)	60,961	60,961
Marshall & Ilsley Bank
4.35% - 4.47%, 02/20/06 - 12/15/06	188,979	188,998
Metropolitan Life Global Funding I
4.31% - 4.55%, 08/28/06 - 01/05/07 (g)	364,546	364,743
Mound Financing PLC
4.30%, 11/08/06 (g)	243,844	243,844

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Natexis Banques Populaires
4.35%, 01/12/07 (g)	$91,441	$91,441
National City Bank (Ohio)
4.26%, 01/06/06	60,961	60,961
Nationwide Building Society
4.33% - 4.58%, 01/13/06 - 01/26/07 (g)	451,111	451,126
Nordea Bank AB
4.34%, 12/11/06 (g)	213,363	213,363
Nordea Bank PLC
4.23%, 10/02/06	73,153	73,140
Northern Rock PLC
4.32%, 11/03/06 (g)	146,306	146,311
Permanent Financing PLC
4.32%, 03/10/06 - 06/12/06 (g)	331,627	331,627
Pfizer Investment Capital PLC
4.33%, 12/15/06 (g)	304,805	304,805
Principal Life Income Funding Trusts
4.29%, 05/10/06	91,441	91,443
Royal Bank of Scotland
4.32% - 4.33%, 06/27/06 - 08/30/06	182,883	182,863
Sedna Finance Inc.
4.33% - 4.34%, 01/10/06 - 09/20/06 (g)	103,634	103,633
Sigma Finance Inc.
4.07% - 4.35%, 01/09/06 - 08/15/06 (g)	257,255	257,252
Skandinaviska Enskilda Bank NY
4.36%, 11/16/06 (g)	121,922	121,922
Societe Generale
4.26% - 4.32%, 03/30/06 - 01/02/07 (g)	188,979	188,970
Strips III LLC
4.43%, 07/24/06 (g) (h)	32,884	32,884
SunTrust Bank
4.19%, 04/28/06	182,883	182,883
Tango Finance Corp.
4.33% - 4.34%, 05/25/06 - 09/27/06 (g)	271,886	271,867
Toyota Motor Credit Corp.
4.23% - 4.30%, 01/09/06 - 04/10/06	268,228	268,228
Unicredito Italiano SpA
4.43%, 06/14/06	158,498	158,473
Union Hamilton Special Funding LLC
4.52%, 03/28/06 (g)	121,922	121,922
US Bank N.A.
4.31%, 09/29/06	54,865	54,854
Variable Funding Capital Corp.
4.29% - 4.32%, 02/16/06 - 03/13/06	396,246	396,246

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Wachovia Asset Securitization Inc.
4.37%, 01/25/06 (g)	$251,570	$251,571
Wells Fargo & Co.
4.36%, 09/15/06 (g)	60,961	60,965
WhistleJacket Capital LLC
4.33% - 4.35%, 01/17/06 - 07/28/06 (g)	134,114	134,106
White Pine Finance LLC
4.32% - 4.37%, 01/13/06 - 06/20/06 (g)	249,940	249,937
Winston Funding Ltd.
4.26%, 01/23/06 (g)	87,052	87,052
World Savings Bank
4.29%, 03/09/06	182,883	182,881

		12,507,289

TOTAL SHORT-TERM INVESTMENTS
(Cost: $29,690,105)		29,690,105

TOTAL INVESTMENTS (102.05%)		690,630,587

Other Assets, Less Liabilities (-2.05%)		(13,886,052)

NET ASSETS (100.00%)		$676,744,535

(a)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.
(e)	Repurchase agreements are fully collateralized by U.S. Government securities, with interest rates ranging from 4.10% to 5.84% and maturity dates ranging from 2/1/28 to 5/1/35.
(f)	Repurchase agreements are fully collateralized by non-U.S. Government debt securities, with interest rates ranging from 1.01% to 7.96% and maturity dates ranging from 5/18/06 to 10/27/25. The credit exposure of the collateral is viewed as unsecured debt of the counterparty.
(g)	This security or a portion of these securities is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(h)	The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2005

Security	Shares or principal	Value

MASTER PORTFOLIOS (66.01%)
Active Stock Master Portfolio (a)		$240,018,965
CoreAlpha Bond Master Portfolio (a)		47,727,754

TOTAL MASTER PORTFOLIOS		287,746,719

EXCHANGE-TRADED FUNDS (31.13%)
iShares MSCI EAFE Index Fund (a) (b)	1,469,305	87,364,875
iShares S&P MidCap 400 Index Fund (a) (b)	438,143	32,334,953
iShares S&P SmallCap 600 Index Fund (a) (b)	277,052	16,013,606

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $116,469,492)		135,713,434

SHORT-TERM INVESTMENTS (5.65%)

CERTIFICATES OF DEPOSIT (c) (0.22%)
Banco Bilbao Vizcaya Argentaria SA
3.83%, 01/25/06	$53,526	53,531
Credit Suisse First Boston NY
4.03%, 01/04/06	53,526	53,526
First Tennessee Bank
4.18%, 01/26/06	16,593	16,592
Fortis Bank NY
3.83% - 3.84%, 01/25/06	160,577	160,577
Toronto-Dominion Bank
3.94%, 07/10/06	53,526	53,526
Wells Fargo Bank N.A.
4.26% - 4.78%, 01/09/06 - 12/05/06	460,320	460,319
Wilmington Trust Corp.
4.24% - 4.30%, 01/27/06 - 01/31/06	160,577	160,578

		958,649

COMMERCIAL PAPER (c) (1.08%)
Amstel Funding Corp.
3.91% - 4.40%, 01/04/06 - 05/08/06	326,506	324,901
Bryant Park Funding LLC
3.92%, 02/22/06	27,316	27,168
CAFCO LLC
4.19% - 4.23%, 01/27/06 - 02/06/06	230,160	229,354
CC USA Inc.
4.23%, 04/21/06	32,115	31,708
Charta LLC
4.25%, 01/26/06	80,288	80,070
Chesham Finance LLC
4.22% - 4.30%, 01/03/06 - 01/30/06	326,854	326,465
CRC Funding LLC
4.19% - 4.25%, 01/27/06 - 02/06/06	393,948	392,639

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Dorada Finance Inc.
3.76%, 01/26/06	$10,705	$10,679
Ebury Finance Ltd.
4.30%, 01/30/06	149,872	149,388
Edison Asset Securitization LLC
4.37%, 05/08/06	53,526	52,713
Ford Credit Auto Receivables
4.22% - 4.23%, 01/17/06	88,852	88,707
Ford Credit Floorplan Motown
4.05%, 01/06/06	214,102	214,030
Galaxy Funding Inc.
4.23%, 04/18/06	30,724	30,345
Gemini Securitization Corp.
4.25%, 01/30/06	53,526	53,355
Georgetown Funding Co. LLC
4.23% - 4.28%, 01/05/06 - 01/19/06	524,004	523,624
Giro Funding US Corp.
4.23% - 4.24%, 01/09/06 - 01/13/06	90,994	90,916
Grampian Funding LLC
3.84% - 4.41%, 01/31/06 - 05/15/06	160,577	159,391
HSBC PLC
3.88%, 02/03/06	32,115	32,008
Jupiter Securitization Corp.
4.23%, 01/24/06	37,468	37,375
Liberty Street Funding Corp.
4.23%, 01/04/06	42,820	42,815
Lockhart Funding LLC
4.01% - 4.30%, 01/04/06 - 01/23/06	132,743	132,580
Mortgage Interest Networking Trust
4.28% - 4.34%, 01/17/06 - 01/25/06	112,404	112,164
Nordea North America Inc.
4.16%, 04/04/06	112,404	111,222
Prudential Funding LLC
4.27%, 01/17/06	214,102	213,747
Santander Central Hispano Finance Inc.
3.91%, 02/17/06	107,051	106,528
Sedna Finance Inc.
3.92%, 02/21/06	26,763	26,620
Sigma Finance Inc.
4.16%, 04/06/06	64,231	63,540
Solitaire Funding Ltd.
4.24%, 01/23/06	262,629	262,010
Thames Asset Global Securitization No. 1 Inc.
4.23%, 01/04/06	28,709	28,706

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Three Pillars Funding Corp.
4.03% - 4.27%, 01/03/06 - 01/17/06	$341,196	$341,115
Thunder Bay Funding Inc.
4.22%, 01/13/06	10,705	10,693
Ticonderoga Funding LLC
4.27%, 01/05/06	26,763	26,756
Tulip Funding Corp.
4.25% - 4.28%, 01/03/06 - 01/31/06	376,780	375,836

		4,709,168

LOAN PARTICIPATIONS (c) (0.01%)
Army & Air Force Exchange Service
4.24%, 02/01/06	53,526	53,526

		53,526

MEDIUM-TERM NOTES (c) (0.08%)
Dorada Finance Inc.
3.93%, 07/07/06	33,186	33,184
K2 USA LLC
3.94%, 07/07/06	64,231	64,229
Marshall & Ilsley Bank
5.18%, 12/15/06	107,051	107,400
Toronto-Dominion Bank
3.81%, 06/20/06	133,814	133,820
US Bank N.A.
2.85%, 11/15/06	21,410	21,069

		359,702

MONEY MARKET FUNDS (1.03%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares, 4.25% (a) (d)	4,478,589	4,478,589

		4,478,589

REPURCHASE AGREEMENTS (c) (0.51%)
Banc of America Securities LLC Repurchase Agreement, due 1/3/06, with a maturity value of $535,516 and an effective yield of 4.37%. (e)	$535,256	535,256
Credit Suisse First Boston Repurchase Agreement, due 1/3/06, with a maturity value of $42,841 and an effective yield of 4.32%. (e)	42,820	42,820
Lehman Brothers Holdings Inc. Repurchase Agreement, due 1/3/06, with a maturity value of $856,823 and an effective yield of 4.34%. (f)	856,410	856,410

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

REPURCHASE AGREEMENTS (Cont.)
Morgan Stanley Repurchase Agreement, due 1/3/06, with a maturity value of $803,270 and an effective yield of 4.33%. (f)	$802,884	$802,884

		2,237,370

TIME DEPOSITS (c) (0.20%)
UBS AG
4.06%, 01/03/06	642,307	642,307
Wells Fargo Bank N.A.
4.00%, 01/03/06	221,790	221,790

		864,097

VARIABLE & FLOATING RATE NOTES (c) (2.52%)
Allstate Life Global Funding II
4.36% - 4.43%, 11/09/06 - 01/16/07 (g)	376,285	376,377
American Express Bank
4.33% - 4.34%, 01/24/06 - 10/25/06	412,147	412,145
American Express Centurion Bank
4.33% - 4.34%, 06/29/06 - 07/19/06	176,634	176,634
American Express Credit Corp.
4.39%, 11/06/07	32,115	32,148
ASIF Global Financing
4.34% - 4.55%, 05/30/06 - 08/11/06 (g)	347,916	348,062
Australia & New Zealand Banking Group Ltd.
4.35%, 01/23/07 (g)	69,583	69,583
Bank of America N.A.
4.31%, 08/10/06	535,256	535,256
Bank of Ireland
4.34%, 12/20/06 (g)	107,051	107,051
Bank of Nova Scotia
4.22%, 01/03/06	42,820	42,820
Beta Finance Inc.
4.29% - 4.33%, 04/25/06 - 06/09/06 (g)	266,557	266,547
BMW US Capital LLC
4.34%, 12/15/06 (g)	107,051	107,051
CC USA Inc.
4.32% - 4.35%, 03/23/06 - 07/14/06 (g)	287,968	287,961
Commodore CDO Ltd.
4.56%, 06/13/06 (g)	26,763	26,763
Credit Suisse First Boston NY
4.31%, 05/09/06	107,051	107,051
Credit Suisse New York
4.35%, 07/19/06	267,628	267,628

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
DEPFA Bank PLC
4.50%, 12/15/06	$107,051	$107,051
Descartes Funding Trust
4.37%, 11/15/06 (g)	48,173	48,173
Dexia Credit Local
4.33%, 08/30/06	53,526	53,519
Dorada Finance Inc.
4.33% - 4.36%, 03/27/06 - 06/26/06 (g)	170,211	170,215
Eli Lilly Services Inc.
4.26%, 09/01/06 (g)	107,051	107,051
Fairway Finance Corp.
4.32% - 4.42%, 01/18/06 - 01/20/06	107,051	107,050
Fifth Third Bancorp.
4.35%, 11/22/06 (g)	214,102	214,102
Five Finance Inc.
4.34% - 4.37%, 02/27/06 - 06/26/06 (g)	74,936	74,936
General Electric Capital Corp.
4.44%, 01/09/07	48,173	48,212
Greenwich Capital Holdings Inc.
4.25% - 4.32%, 02/10/06 - 03/02/06	80,288	80,289
Hartford Life Global Funding Trusts
4.36%, 02/17/07	107,051	107,051
HBOS Treasury Services PLC
4.32% - 4.57%, 01/10/06 - 10/24/06	321,154	321,153
Holmes Financing PLC
4.33%, 12/15/06 (g)	294,391	294,391
HSBC Bank USA N.A.
4.27% - 4.39%, 05/04/06 - 08/03/06	90,994	91,015
K2 USA LLC
4.25% - 4.36%, 02/15/06 - 09/11/06 (g)	310,448	310,436
Leafs LLC
4.37%, 01/20/06 - 02/21/06 (g)	112,241	112,241
Links Finance LLC
4.32% - 4.40%, 01/20/06 - 03/15/06 (g)	363,974	363,986
Lothian Mortgages PLC
4.37%, 01/24/06 (g)	53,526	53,526
Marshall & Ilsley Bank
4.35% - 4.47%, 02/20/06 - 12/15/06	165,929	165,946
Metropolitan Life Global Funding I
4.31% - 4.55%, 08/28/06 - 01/05/07 (g)	320,083	320,256
Mound Financing PLC
4.30%, 11/08/06 (g)	214,102	214,102

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Natexis Banques Populaires
4.35%, 01/12/07 (g)	$80,288	$80,288
National City Bank (Ohio)
4.26%, 01/06/06	53,526	53,525
Nationwide Building Society
4.33% - 4.58%, 01/13/06 - 01/26/07 (g)	396,089	396,103
Nordea Bank AB
4.34%, 12/11/06 (g)	187,340	187,340
Nordea Bank PLC
4.23%, 10/02/06	64,231	64,219
Northern Rock PLC
4.32%, 11/03/06 (g)	128,461	128,466
Permanent Financing PLC
4.32%, 03/10/06 - 06/12/06 (g)	291,179	291,179
Pfizer Investment Capital PLC
4.33%, 12/15/06 (g)	267,628	267,628
Principal Life Income Funding Trusts
4.29%, 05/10/06	80,288	80,290
Royal Bank of Scotland
4.32% - 4.33%, 06/27/06 - 08/30/06	160,577	160,559
Sedna Finance Inc.
4.33% - 4.34%, 01/10/06 - 09/20/06 (g)	90,993	90,993
Sigma Finance Inc.
4.07% - 4.35%, 01/09/06 - 08/15/06 (g)	225,878	225,875
Skandinaviska Enskilda Bank NY
4.36%, 11/16/06 (g)	107,051	107,051
Societe Generale
4.26% - 4.32%, 03/30/06 - 01/02/07 (g)	165,929	165,922
Strips III LLC
4.43%, 07/24/06 (g) (h)	28,873	28,873
SunTrust Bank
4.19%, 04/28/06	160,577	160,577
Tango Finance Corp.
4.33% - 4.34%, 05/25/06 - 09/27/06 (g)	238,724	238,707
Toyota Motor Credit Corp.
4.23% - 4.30%, 01/09/06 - 04/10/06	235,513	235,512
Unicredito Italiano SpA
4.43%, 06/14/06	139,167	139,145
Union Hamilton Special Funding LLC
4.52%, 03/28/06 (g)	107,051	107,051
US Bank N.A.
4.31%, 09/29/06	48,173	48,164
Variable Funding Capital Corp.
4.29% - 4.32%, 02/16/06 - 03/13/06	347,916	347,917

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Wachovia Asset Securitization Inc.
4.37%, 01/25/06 (g)	$220,887	$220,886
Wells Fargo & Co.
4.36%, 09/15/06 (g)	53,526	53,529
WhistleJacket Capital LLC
4.33% - 4.35%, 01/17/06 - 07/28/06 (g)	117,756	117,748
White Pine Finance LLC
4.32% - 4.37%, 01/13/06 - 06/20/06 (g)	219,455	219,453
Winston Funding Ltd.
4.26%, 01/23/06 (g)	76,435	76,435
World Savings Bank
4.29%, 03/09/06	160,577	160,575

		10,981,788

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,642,889)		24,642,889

TOTAL INVESTMENTS (102.79%)		448,103,042

Other Assets, Less Liabilities (-2.79%)		(12,173,469)

NET ASSETS (100.00%)		$435,929,573

(a)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.
(e)	Repurchase agreements are fully collateralized by U.S. Government securities, with interest rates ranging from 4.10% to 5.84% and maturity dates ranging from 2/1/28 to 5/1/35.
(f)	Repurchase agreements are fully collateralized by non-U.S. Government debt securities, with interest rates ranging from 1.01% to 7.96% and maturity dates ranging from 5/18/06 to 10/27/25. The credit exposure of the collateral is viewed as unsecured debt of the counterparty.
(g)	This security or a portion of these securities is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(h)	The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2005

Security	Shares	Value

COMMON STOCKS (102.01%)

AEROSPACE & DEFENSE (1.49%)
Lockheed Martin Corp.	226,691	$14,424,348
Rockwell Collins Inc.	71,006	3,299,649

		17,723,997

AGRICULTURE (2.50%)
Altria Group Inc.	52,009	3,886,112
Archer-Daniels-Midland Co. (a)	530,202	13,074,781
Bunge Ltd. (a)	41,352	2,340,937
Reynolds American Inc. (a)	55,832	5,322,465
UST Inc. (a)	123,852	5,056,877

		29,681,172

AIRLINES (0.08%)
Southwest Airlines Co.	54,721	899,066

		899,066

AUTO PARTS & EQUIPMENT (0.26%)
American Axle & Manufacturing Holdings Inc. (a)	31,121	570,448
Autoliv Inc.	55,375	2,515,132

		3,085,580

BANKS (5.27%)
Bank of America Corp.	706,334	32,597,314
Comerica Inc.	19,681	1,117,094
National City Corp.	15,259	512,245
TCF Financial Corp.	2,621	71,134
U.S. Bancorp	317,378	9,486,428
UnionBanCal Corp.	8,745	600,956
Wachovia Corp. (a)	344,479	18,209,160

		62,594,331

BEVERAGES (2.61%)
Anheuser-Busch Companies Inc.	217,054	9,324,640
Coca-Cola Co. (The)	291,191	11,737,909
Coca-Cola Enterprises Inc.	76,244	1,461,597
Pepsi Bottling Group Inc. (a)	275,936	7,894,529
PepsiAmericas Inc.	25,419	591,246

		31,009,921

BIOTECHNOLOGY (0.84%)
Amgen Inc. (b)	126,826	10,001,498

		10,001,498

BUILDING MATERIALS (0.30%)
Masco Corp.	117,289	3,540,955

		3,540,955

CHEMICALS (1.42%)
Dow Chemical Co. (The)	345,415	15,136,085
Eastman Chemical Co. (a)	29,287	1,510,916

Security	Shares	Value

COMMON STOCKS (Cont.)

CHEMICALS (Cont.)
Huntsman Corp. (b)	11,290	$194,414

		16,841,415

COMMERCIAL SERVICES (2.49%)
Accenture Ltd. (a)	312,905	9,033,567
Apollo Group Inc. Class A (b)	15,679	947,952
Block (H & R) Inc.	94,641	2,323,437
Career Education Corp. (a) (b)	45,214	1,524,616
Cendant Corp.	685,537	11,825,513
Convergys Corp. (a) (b)	105,254	1,668,276
Deluxe Corp. (a)	3,844	115,858
Education Management Corp. (b)	4,168	139,670
Equifax Inc.	4,901	186,336
Manpower Inc.	26,274	1,221,741
PHH Corp. (b)	11,160	312,703
Rent-A-Center Inc. (b)	18,004	339,555

		29,639,224

COMPUTERS (2.91%)
Apple Computer Inc. (b)	268,711	19,317,634
Computer Sciences Corp. (a) (b)	132,393	6,704,382
Dell Inc. (b)	163,995	4,918,210
International Business Machines Corp.	21,929	1,802,564
Seagate Technology	91,739	1,833,863

		34,576,653

COSMETICS & PERSONAL CARE (0.75%)
Avon Products Inc.	14,982	427,736
Procter & Gamble Co.	147,219	8,521,036

		8,948,772

DISTRIBUTION & WHOLESALE (0.62%)
CDW Corp. (a)	62,088	3,574,406
Grainger (W.W.) Inc.	42,507	3,022,248
Ingram Micro Inc. Class A (b)	36,722	731,869

		7,328,523

DIVERSIFIED FINANCIAL SERVICES (11.70%)
Ameriprise Financial Inc. (a)	26,557	1,088,837
CIT Group Inc.	89,964	4,658,336
Citigroup Inc.	807,928	39,208,746
Countrywide Financial Corp. (a)	431,425	14,750,421
Federal Home Loan Mortgage Corp.	79,043	5,165,460
Federal National Mortgage Association	125,669	6,133,904
Goldman Sachs Group Inc. (The)	61,269	7,824,664
IndyMac Bancorp Inc.	43,527	1,698,424
JP Morgan Chase & Co.	699,866	27,777,682
MBNA Corp.	131,007	3,556,840
Merrill Lynch & Co. Inc.	114,904	7,782,448
Morgan Stanley	338,856	19,226,689
Student Loan Corp.	857	179,310

		139,051,761

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares	Value

COMMON STOCKS (Cont.)

ELECTRIC (2.28%)
Alliant Energy Corp.	46,169	$1,294,579
Constellation Energy Group Inc.	67,832	3,907,123
Edison International	192,738	8,405,304
Energy East Corp.	7,318	166,850
Entergy Corp.	75,784	5,202,572
FirstEnergy Corp.	140,263	6,871,484
NSTAR	7,387	212,007
Pepco Holdings Inc.	5,779	129,276
Puget Energy Inc.	16,686	340,728
TXU Corp.	12,072	605,894

		27,135,817

ELECTRONICS (0.55%)
Agilent Technologies Inc. (b)	194,709	6,481,863

		6,481,863

ENTERTAINMENT (0.01%)
Regal Entertainment Group Class A (a)	5,991	113,949

		113,949

FOOD (0.91%)
Hormel Foods Corp.	8,526	278,630
Pilgrim’s Pride Corp. (a)	24,355	807,612
Smithfield Foods Inc. (a) (b)	51,274	1,568,984
SUPERVALU Inc. (a)	120,410	3,910,917
Tyson Foods Inc. Class A (a)	245,850	4,204,035

		10,770,178

FOREST PRODUCTS & PAPER (0.20%)
Louisiana-Pacific Corp.	86,471	2,375,358

		2,375,358

GAS (0.30%)
NiSource Inc.	28,448	593,425
ONEOK Inc.	21,202	564,609
Sempra Energy	51,267	2,298,812
UGI Corp.	7,360	151,616

		3,608,462

HAND & MACHINE TOOLS (0.31%)
Black & Decker Corp. (a)	42,050	3,656,668

		3,656,668

HEALTH CARE-PRODUCTS (5.29%)
Alcon Inc.	34,579	4,481,438
Becton, Dickinson & Co.	216,450	13,004,316
Boston Scientific Corp. (b)	550,877	13,490,978
Guidant Corp.	5,244	339,549
Hillenbrand Industries Inc.	4,266	210,783
Johnson & Johnson	521,902	31,366,310

		62,893,374

Security	Shares	Value

COMMON STOCKS (Cont.)

HEALTH CARE-SERVICES (2.09%)
HCA Inc.	135,823	$6,859,061
Health Management Associates Inc. Class A	13,352	293,210
Health Net Inc. (b)	4,000	206,200
Humana Inc. (b)	139,957	7,603,864
Lincare Holdings Inc. (b)	29,526	1,237,435
Quest Diagnostics Inc.	10,255	527,927
Sierra Health Services Inc. (a) (b)	25,983	2,077,601
UnitedHealth Group Inc.	96,583	6,001,668

		24,806,966

HOME BUILDERS (0.51%)
M.D.C. Holdings Inc. (a)	7,838	485,799
NVR Inc. (a) (b)	7,972	5,596,344

		6,082,143

HOME FURNISHINGS (0.38%)
Harman International Industries Inc. (a)	46,196	4,520,279

		4,520,279

HOUSEHOLD PRODUCTS & WARES (1.36%)
American Greetings Corp. Class A (a)	18,033	396,185
Blyth Inc. (a)	13,345	279,578
Clorox Co. (The) (a)	138,150	7,859,354
Kimberly-Clark Corp. (a)	128,273	7,651,484

		16,186,601

INSURANCE (4.27%)
ACE Ltd. (a)	138,042	7,376,964
Allstate Corp. (The)	74,608	4,034,055
American International Group Inc.	85,263	5,817,494
Axis Capital Holdings Ltd.	72,610	2,271,241
Everest Re Group Ltd.	47,689	4,785,591
Fidelity National Financial Inc.	55,504	2,041,992
Lincoln National Corp. (a)	99,419	5,272,190
MetLife Inc.	98,626	4,832,674
MGIC Investment Corp. (a)	11,939	785,825
Nationwide Financial Services Inc. (a)	29,954	1,317,976
Protective Life Corp.	13,870	607,090
Radian Group Inc. (a)	53,178	3,115,699
Reinsurance Group of America Inc.	25,699	1,227,384
RenaissanceRe Holdings Ltd. (a)	45,114	1,989,979
St. Paul Travelers Companies Inc.	76,822	3,431,639
StanCorp Financial Group Inc.	36,087	1,802,546

		50,710,339

INTERNET (0.88%)
Amazon.com Inc. (b)	48,511	2,287,294
Google Inc. Class A (b)	19,769	8,201,367

		10,488,661

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares	Value

COMMON STOCKS (Cont.)

INVESTMENT COMPANIES (0.08%)
American Capital Strategies Ltd.	25,732	$931,756

		931,756

IRON & STEEL (0.69%)
Nucor Corp.	98,864	6,596,206
Steel Dynamics Inc. (a)	45,883	1,629,305

		8,225,511

LEISURE TIME (1.18%)
Brunswick Corp.	46,507	1,890,975
Polaris Industries Inc. (a)	25,794	1,294,859
Royal Caribbean Cruises Ltd.	195,028	8,787,962
Sabre Holdings Corp.	85,858	2,070,036

		14,043,832

LODGING (0.07%)
Choice Hotels International Inc. (a)	21,177	884,352

		884,352

MACHINERY (0.57%)
AGCO Corp. (b)	10,453	173,206
Cummins Inc. (a)	53,395	4,791,133
Graco Inc. (a)	48,582	1,772,271

		6,736,610

MANUFACTURING (3.85%)
General Electric Co.	773,980	27,127,999
Ingersoll-Rand Co. Class A	16,670	672,968
Parker Hannifin Corp.	21,671	1,429,419
3M Co.	213,166	16,520,365

		45,750,751

MEDIA (1.66%)
Comcast Corp. Class A (b)	363,867	9,445,987
Comcast Corp. Class A Special (b)	22,390	575,199
EchoStar Communications Corp. (b)	69,088	1,877,121
Gannett Co. Inc.	17,982	1,089,170
Media General Inc. Class A	1,533	77,723
Meredith Corp.	9,515	498,015
Tribune Co.	74,548	2,255,822
Viacom Inc. Class B	120,513	3,928,724

		19,747,761

MINING (0.75%)
Phelps Dodge Corp.	61,723	8,880,088

		8,880,088

OIL & GAS (9.70%)
Anadarko Petroleum Corp.	79,884	7,569,009
Chevron Corp.	71,118	4,037,369
ConocoPhillips	363,127	21,126,729

Security	Shares	Value

COMMON STOCKS (Cont.)

OIL & GAS (Cont.)
Devon Energy Corp.	91,821	$5,742,485
Exxon Mobil Corp.	541,942	30,440,882
Marathon Oil Corp. (a)	80,599	4,914,121
Nabors Industries Ltd. (b)	18,282	1,384,862
Occidental Petroleum Corp. (a)	194,515	15,537,858
Patterson-UTI Energy Inc. (a)	169,029	5,569,506
Pogo Producing Co. (a)	54,031	2,691,284
Valero Energy Corp. (a)	313,688	16,186,301

		115,200,406

OIL & GAS SERVICES (0.55%)
Baker Hughes Inc. (a)	107,545	6,536,585

		6,536,585

PHARMACEUTICALS (5.89%)
Abbott Laboratories	28,785	1,134,993
Allergan Inc. (a)	105,422	11,381,359
Barr Pharmaceuticals Inc. (b)	47,085	2,932,925
Forest Laboratories Inc. (b)	31,074	1,264,090
Gilead Sciences Inc. (b)	289,717	15,247,806
King Pharmaceuticals Inc. (b)	66,908	1,132,083
Merck & Co. Inc.	235,248	7,483,239
Pfizer Inc.	1,028,445	23,983,337
Wyeth	117,713	5,423,038

		69,982,870

REAL ESTATE INVESTMENT TRUSTS (0.25%)
CBL & Associates Properties Inc.	3,681	145,436
Health Care Property Investors Inc. (a)	29,006	741,393
Health Care REIT Inc.	10,880	368,832
Hospitality Properties Trust	6,750	270,675
HRPT Properties Trust	12,790	132,377
Mack-Cali Realty Corp.	5,893	254,578
Mills Corp.	10,530	441,628
Trizec Properties Inc. (a)	24,558	562,869

		2,917,788

RETAIL (6.39%)
American Eagle Outfitters Inc. (a)	265,667	6,105,028
Applebee’s International Inc.	7,266	164,139
AutoNation Inc. (a) (b)	316,471	6,876,915
Barnes & Noble Inc. (a)	8,028	342,555
Brinker International Inc.	16,353	632,207
CBRL Group Inc. (a)	41,548	1,460,412
Claire’s Stores Inc.	31,404	917,625
Costco Wholesale Corp.	248,937	12,314,913
Darden Restaurants Inc.	6,269	243,739
GameStop Corp. Class B (b)	14,463	417,981
Gap Inc. (The)	161,407	2,847,219
Home Depot Inc.	530,758	21,485,084
PETCO Animal Supplies Inc. (b)	15,179	333,179
Sonic Corp. (b)	23,606	696,377

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares	Value

COMMON STOCKS (Cont.)

RETAIL (Cont.)
Staples Inc.	66,014	$1,499,178
Wal-Mart Stores Inc.	414,607	19,403,608
Yum! Brands Inc.	3,843	180,160

		75,920,319

SAVINGS & LOANS (1.10%)
Washington Mutual Inc.	301,052	13,095,762

		13,095,762

SEMICONDUCTORS (3.74%)
Intel Corp.	1,148,810	28,674,298
Lam Research Corp. (b)	95,872	3,420,713
QLogic Corp. (b)	62,736	2,039,547
Texas Instruments Inc.	322,096	10,329,619

		44,464,177

SOFTWARE (4.74%)
Adobe Systems Inc.	158,943	5,874,533
Autodesk Inc.	236,426	10,154,497
Dun & Bradstreet Corp. (b)	18,128	1,213,851
Fiserv Inc. (b)	15,504	670,858
Intuit Inc. (b)	3,751	199,928
Microsoft Corp.	1,459,651	38,169,874

		56,283,541

TELECOMMUNICATIONS (6.61%)
AT&T Inc.	69,264	1,696,275
CenturyTel Inc.	52,222	1,731,682
Cisco Systems Inc. (b)	1,396,553	23,908,987
Motorola Inc.	498,877	11,269,631
QUALCOMM Inc. (a)	415,727	17,909,519
Scientific-Atlanta Inc.	16,832	724,954
Telewest Global Inc. (b)	10,922	260,162
Verizon Communications Inc.	699,963	21,082,886

		78,584,096

TRANSPORTATION (1.61%)
Alexander & Baldwin Inc.	3,168	171,832
Burlington Northern Santa Fe Corp. (a)	141,252	10,003,467
Hunt (J.B.) Transport Services Inc. (a)	90,697	2,053,380
Landstar System Inc.	4,488	187,329
Norfolk Southern Corp.	30,927	1,386,457
Overseas Shipholding Group Inc. (a)	19,093	962,096
Ryder System Inc. (a)	85,077	3,489,859
Teekay Shipping Corp. (a)	20,841	831,556

		19,085,976

TOTAL COMMON STOCKS
(Cost: $1,120,899,530)		1,212,025,707

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (7.27%)

CERTIFICATES OF DEPOSIT (c) (0.32%)
Banco Bilbao Vizcaya Argentaria SA
3.83%, 01/25/06	$213,375	$213,375
Credit Suisse First Boston NY
4.03%, 01/04/06	213,375	213,375
First Tennessee Bank
4.18%, 01/26/06	66,146	66,143
Fortis Bank NY
3.83% - 3.84%, 01/25/06	640,124	640,124
Toronto-Dominion Bank
3.94%, 07/10/06	213,375	213,375
Wells Fargo Bank N.A.
4.26% - 4.78%, 01/09/06 - 12/05/06	1,835,021	1,835,017
Wilmington Trust Corp.
4.24% - 4.30%, 01/27/06 - 01/31/06	640,124	640,127

		3,821,536

COMMERCIAL PAPER (c) (1.58%)
Amstel Funding Corp.
3.91% - 4.40%, 01/04/06 - 05/08/06	1,301,585	1,295,190
Bryant Park Funding LLC
3.92%, 02/22/06	108,894	108,301
CAFCO LLC
4.19% - 4.23%, 01/27/06 - 02/06/06	917,511	914,294
CC USA Inc.
4.23%, 04/21/06	128,025	126,400
Charta LLC
4.25%, 01/26/06	320,062	319,193
Chesham Finance LLC
4.22% - 4.30%, 01/03/06 - 01/30/06	1,302,972	1,301,419
CRC Funding LLC
4.19% - 4.25%, 01/27/06 - 02/06/06	1,570,437	1,565,219
Dorada Finance Inc.
3.76%, 01/26/06	42,675	42,572
Ebury Finance Ltd.
4.30%, 01/30/06	597,449	595,522
Edison Asset Securitization LLC
4.37%, 05/08/06	213,375	210,137
Ford Credit Auto Receivables
4.22% - 4.23%, 01/17/06	354,202	353,620
Ford Credit Floorplan Motown
4.05%, 01/06/06	853,498	853,210
Galaxy Funding Inc.
4.23%, 04/18/06	122,477	120,966
Gemini Securitization Corp.
4.25%, 01/30/06	213,375	212,694

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Georgetown Funding Co. LLC
4.23% - 4.28%, 01/05/06 - 01/19/06	$2,088,890	$2,087,377
Giro Funding US Corp.
4.23% - 4.24%, 01/09/06 - 01/13/06	362,737	362,431
Grampian Funding LLC
3.84% - 4.41%, 01/31/06 - 05/15/06	640,124	635,399
HSBC PLC
3.88%, 02/03/06	128,025	127,597
Jupiter Securitization Corp.
4.23%, 01/24/06	149,362	148,994
Liberty Street Funding Corp.
4.23%, 01/04/06	170,700	170,680
Lockhart Funding LLC
4.01% - 4.30%, 01/04/06 - 01/23/06	529,169	528,520
Mortgage Interest Networking Trust
4.28% - 4.34%, 01/17/06 - 01/25/06	448,087	447,131
Nordea North America Inc.
4.16%, 04/04/06	448,087	443,374
Prudential Funding LLC
4.27%, 01/17/06	853,498	852,081
Santander Central Hispano Finance Inc.
3.91%, 02/17/06	426,749	424,663
Sedna Finance Inc.
3.92%, 02/21/06	106,687	106,118
Sigma Finance Inc.
4.16%, 04/06/06	256,050	253,298
Solitaire Funding Ltd.
4.24%, 01/23/06	1,046,944	1,044,478
Thames Asset Global Securitization No. 1 Inc.
4.23%, 01/04/06	114,446	114,432
Three Pillars Funding Corp.
4.03% - 4.27%, 01/03/06 - 01/17/06	1,360,144	1,359,820
Thunder Bay Funding Inc.
4.22%, 01/13/06	42,675	42,625
Ticonderoga Funding LLC
4.27%, 01/05/06	106,687	106,662
Tulip Funding Corp.
4.25% - 4.28%, 01/03/06 - 01/31/06	1,501,995	1,498,233

		18,772,650

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

LOAN PARTICIPATIONS (c) (0.02%)
Army & Air Force Exchange Service
4.24%, 02/01/06	$213,375	$213,375

		213,375

MEDIUM-TERM NOTES (c) (0.12%)
Dorada Finance Inc.
3.93%, 07/07/06	132,292	132,286
K2 USA LLC
3.94%, 07/07/06	256,050	256,043
Marshall & Ilsley Bank
5.18%, 12/15/06	426,749	428,141
Toronto-Dominion Bank
3.81%, 06/20/06	533,436	533,460
US Bank N.A.
2.85%, 11/15/06	85,350	83,990

		1,433,920

MONEY MARKET FUNDS (0.48%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares, 4.25% (d) (e)	5,678,236	5,678,236

		5,678,236

REPURCHASE AGREEMENTS (c) (0.75%)
Banc of America Securities LLC Repurchase Agreement, due 1/3/06, with a maturity value of $2,134,523 and an effective yield of 4.37%. (f)	$2,133,746	2,133,746
Credit Suisse First Boston Repurchase Agreement, due 1/3/06, with a maturity value of $170,761 and an effective yield of 4.32%. (f)	170,700	170,700
Lehman Brothers Holdings Inc. Repurchase Agreement, due 1/3/06, with a maturity value of $3,415,228 and an effective yield of 4.34%. (g)	3,413,993	3,413,993
Morgan Stanley Repurchase Agreement, due 1/3/06, with a maturity value of $3,201,774 and an effective yield of 4.33%. (g)	3,200,619	3,200,619

		8,919,058

TIME DEPOSITS (c) (0.29%)
UBS AG
4.06%, 01/03/06	2,560,495	2,560,495
Wells Fargo Bank N.A.
4.00%, 01/03/06	884,143	884,143

		3,444,638

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

U.S. TREASURY OBLIGATIONS (0.03%)
U.S. Treasury Bill
3.89%, 03/23/06 (h) (i)	$350,000	$346,970

		346,970

VARIABLE & FLOATING RATE NOTES (c) (3.68%)
Allstate Life Global Funding II
4.36% - 4.43%, 11/09/06 - 01/16/07 (j)	1,500,023	1,500,389
American Express Bank
4.33% - 4.34%, 01/24/06 - 10/25/06	1,642,984	1,642,977
American Express Centurion Bank
4.33% - 4.34%, 06/29/06 - 07/19/06	704,136	704,136
American Express Credit Corp.
4.39%, 11/06/07	128,025	128,154
ASIF Global Financing
4.34% - 4.55%, 05/30/06 - 08/11/06 (j)	1,386,935	1,387,515
Australia & New Zealand Banking Group Ltd.
4.35%, 01/23/07 (j)	277,387	277,387
Bank of America N.A.
4.31%, 08/10/06	2,133,746	2,133,746
Bank of Ireland
4.34%, 12/20/06 (j)	426,749	426,749
Bank of Nova Scotia
4.22%, 01/03/06	170,700	170,700
Beta Finance Inc.
4.29% - 4.33%, 04/25/06 - 06/09/06 (j)	1,062,605	1,062,563
BMW US Capital LLC
4.34%, 12/15/06 (j)	426,749	426,749
CC USA Inc.
4.32% - 4.35%, 03/23/06 - 07/14/06 (j)	1,147,955	1,147,930
Commodore CDO Ltd.
4.56%, 06/13/06 (j)	106,687	106,687
Credit Suisse First Boston NY
4.31%, 05/09/06	426,749	426,749
Credit Suisse New York
4.35%, 07/19/06	1,066,873	1,066,873
DEPFA Bank PLC
4.50%, 12/15/06	426,749	426,749
Descartes Funding Trust
4.37%, 11/15/06 (j)	192,037	192,037
Dexia Credit Local
4.33%, 08/30/06	213,375	213,347
Dorada Finance Inc.
4.33% - 4.36%, 03/27/06 - 06/26/06 (j)	678,531	678,544

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Eli Lilly Services Inc.
4.26%, 09/01/06 (j)	$426,749	$426,749
Fairway Finance Corp.
4.32% - 4.42%, 01/18/06 - 01/20/06	426,749	426,748
Fifth Third Bancorp.
4.35%, 11/22/06 (j)	853,498	853,498
Five Finance Inc.
4.34% - 4.37%, 02/27/06 - 06/26/06 (j)	298,724	298,725
General Electric Capital Corp.
4.44%, 01/09/07	192,037	192,192
Greenwich Capital Holdings Inc.
4.25% - 4.32%, 02/10/06 - 03/02/06	320,062	320,062
Hartford Life Global Funding Trusts
4.36%, 02/17/07	426,749	426,749
HBOS Treasury Services PLC
4.32% - 4.57%, 01/10/06 - 10/24/06	1,280,248	1,280,247
Holmes Financing PLC
4.33%, 12/15/06 (j)	1,173,560	1,173,560
HSBC Bank USA N.A.
4.27% - 4.39%, 05/04/06 - 08/03/06	362,737	362,821
K2 USA LLC
4.25% - 4.36%, 02/15/06 - 09/11/06 (j)	1,237,573	1,237,524
Leafs LLC
4.37%, 01/20/06 - 02/21/06 (j)	447,438	447,438
Links Finance LLC
4.32% - 4.40%, 01/20/06 - 03/15/06 (j)	1,450,947	1,450,995
Lothian Mortgages PLC
4.37%, 01/24/06 (j)	213,375	213,375
Marshall & Ilsley Bank
4.35% - 4.47%, 02/20/06 - 12/15/06	661,461	661,529
Metropolitan Life Global Funding I
4.31% - 4.55%, 08/28/06 - 01/05/07 (j)	1,275,980	1,276,669
Mound Financing PLC
4.30%, 11/08/06 (j)	853,498	853,498
Natexis Banques Populaires
4.35%, 01/12/07 (j)	320,062	320,062
National City Bank (Ohio)
4.26%, 01/06/06	213,375	213,374
Nationwide Building Society
4.33% - 4.58%, 01/13/06 - 01/26/07 (j)	1,578,972	1,579,026
Nordea Bank AB
4.34%, 12/11/06 (j)	746,811	746,811

The accompanying notes are an integral part of these financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Nordea Bank PLC
4.23%, 10/02/06	$256,050	$256,005
Northern Rock PLC
4.32%, 11/03/06 (j)	512,099	512,116
Permanent Financing PLC
4.32%, 03/10/06 - 06/12/06 (j)	1,160,758	1,160,758
Pfizer Investment Capital PLC
4.33%, 12/15/06 (j)	1,066,873	1,066,873
Principal Life Income Funding Trusts
4.29%, 05/10/06	320,062	320,067
Royal Bank of Scotland
4.32% - 4.33%, 06/27/06 - 08/30/06	640,124	640,052
Sedna Finance Inc.
4.33% - 4.34%, 01/10/06 - 09/20/06 (j)	362,737	362,735
Sigma Finance Inc.
4.07% - 4.35%, 01/09/06 - 08/15/06 (j)	900,441	900,430
Skandinaviska Enskilda Bank NY
4.36%, 11/16/06 (j)	426,749	426,749
Societe Generale
4.26% - 4.32%, 03/30/06 - 01/02/07 (j)	661,461	661,432
Strips III LLC
4.43%, 07/24/06 (j)	115,101	115,101
SunTrust Bank
4.19%, 04/28/06	640,124	640,124
Tango Finance Corp.
4.33% - 4.34%, 05/25/06 - 09/27/06 (j)	951,651	951,585
Toyota Motor Credit Corp.
4.23% - 4.30%, 01/09/06 - 04/10/06	938,848	938,845
Unicredito Italiano SpA
4.43%, 06/14/06	554,774	554,687
Union Hamilton Special Funding LLC
4.52%, 03/28/06 (j)	426,749	426,749
US Bank N.A.
4.31%, 09/29/06	192,037	192,000
Variable Funding Capital Corp.
4.29% - 4.32%, 02/16/06 - 03/13/06	1,386,935	1,386,935
Wachovia Asset Securitization Inc.
4.37%, 01/25/06 (j)	880,543	880,542
Wells Fargo & Co.
4.36%, 09/15/06 (j)	213,375	213,389
WhistleJacket Capital LLC
4.33% - 4.35%, 01/17/06 - 07/28/06 (j)	469,424	469,393
White Pine Finance LLC
4.32% - 4.37%, 01/13/06 - 06/20/06 (j)	874,836	874,829

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Winston Funding Ltd.
4.26%, 01/23/06 (j)	$304,699	$304,699
World Savings Bank
4.29%, 03/09/06	640,124	640,118

		43,777,846

TOTAL SHORT-TERM INVESTMENTS
(Cost: $86,408,149)		86,408,229

TOTAL INVESTMENTS IN SECURITIES (109.28%)
(Cost: $1,207,307,679)		1,298,433,936

Other Assets, Less Liabilities (-9.28%)		(110,221,439)

NET ASSETS (100.00%)		$1,188,212,497

(a)	All or a portion of this security represents a security on loan. See Note 4.
(b)	Non-income earning security.
(c)	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(d)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(e)	The rate quoted is the annualized seven-day yield of the fund at period end.
(f)	Repurchase agreements are fully collateralized by U.S. Government securities, with interest rates ranging from 4.10% to 5.84% and maturity dates ranging from 2/1/28 to 5/1/35.
(g)	Repurchase agreements are fully collateralized by non-U.S. Government debt securities, with interest rates ranging from 1.01% to 7.96% and maturity dates ranging from 5/18/06 to 10/27/25. The credit exposure of the collateral is viewed as unsecured debt of the counterparty.
(h)	The rate quoted is the yield to maturity.
(i)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.
(j)	This security or a portion of these securities is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(k)	The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.

As of December 31, 2005, the open futures contracts held by the Master Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized depreciation

S&P 500 Index (03/17/06)	19	$5,960,300	$(109,694)

			$(109,694)

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2005

Security	Principal	Value

CORPORATE BONDS & NOTES (30.96%)

ADVERTISING (0.13%)
Norfolk Southern Corp.
5.59%, 05/17/25	$598,000	$597,424
NTL Cable PLC
8.75%, 04/15/14	750,000	783,750

		1,381,174

AGRICULTURE (0.34%)
Monsanto Co.
5.50%, 08/15/25 (a)	1,500,000	1,456,152
5.50%, 07/30/35	1,750,000	1,671,323
RJ Reynolds Tobacco Holdings Inc.
7.30%, 07/15/15 (a)	500,000	510,000

		3,637,475

APPAREL (0.07%)
Levi Strauss & Co.
9.75%, 01/15/15	750,000	780,000

		780,000

AUTO MANUFACTURERS (0.75%)
DaimlerChrysler N.A. Holding Corp.
4.13%, 03/07/07	2,000,000	1,975,344
4.75%, 01/15/08	1,000,000	990,877
4.88%, 06/15/10	950,000	927,568
8.50%, 01/18/31	3,500,000	4,235,059

		8,128,848

BANKS (1.73%)
Bank of America Corp.
7.80%, 02/15/10	4,500,000	4,969,305
CIT Group Funding Company of Canada
4.90%, 07/01/10 (a)	3,750,000	3,671,220
HSBC Bank USA N.A.
5.88%, 11/01/34	3,000,000	3,026,832
HSBC Holdings PLC
5.25%, 12/12/12	3,000,000	3,010,347
Wachovia Corp.
5.50%, 08/01/35	3,000,000	2,922,930
WellPoint Inc.
5.00%, 12/15/14	1,250,000	1,227,880

		18,828,514

BIOTECHNOLOGY (0.13%)
Genentech Inc.
4.75%, 07/15/15	1,500,000	1,459,642

		1,459,642

BUILDING MATERIALS (0.04%)
NTK Holdings Inc.
0.00%, 03/01/14	750,000	468,750

		468,750

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

CHEMICALS (0.05%)
Equistar Chemicals Funding
10.63%, 05/01/11	$500,000	$550,000

		550,000

COMMERCIAL SERVICES (0.40%)
Cendant Corp.
6.25%, 01/15/08	4,000,000	4,072,136
Williams Scotsman Inc.
8.50%, 10/01/15	250,000	258,750

		4,330,886

COMPUTER SYSTEMS (0.02%)
Lucent Technologies Inc.
6.45%, 03/15/29	250,000	214,375

		214,375

DIVERSIFIED FINANCIAL SERVICES (6.73%)
Alamosa Delaware Inc.
8.50%, 01/31/12	500,000	540,625
Boeing Capital Corp.
6.50%, 02/15/12	1,750,000	1,888,990
Caterpillar Financial Services Corp.
4.35%, 03/04/09	6,500,000	6,404,248
CIT Group Inc.
5.75%, 09/25/07	5,000,000	5,069,560
Countrywide Home Loans Inc.
5.50%, 02/01/07	3,000,000	3,014,571
5.63%, 05/15/07	1,500,000	1,512,754
Ford Motor Credit Co.
6.88%, 02/01/06	2,000,000	1,995,700
General Electric Capital Corp.
2.80%, 01/15/07	6,500,000	6,367,289
3.45%, 07/16/07	6,000,000	5,885,160
6.75%, 03/15/32	3,000,000	3,521,553
General Motors Acceptance Corp.
6.75%, 01/15/06	1,000,000	999,340
Goldman Sachs Group Inc.
3.88%, 01/15/09	3,000,000	2,912,271
5.13%, 01/15/15	3,500,000	3,460,418
Household Finance Corp.
4.13%, 12/15/08	2,000,000	1,952,912
HSBC Finance Corp.
4.13%, 03/11/08	2,000,000	1,964,916
Kinder Morgan Finance Co. ULC
6.40%, 01/05/36 (a)	1,250,000	1,281,104
Lehman Brothers Holdings Inc.
4.80%, 03/13/14	1,000,000	976,392
5.00%, 01/14/11	3,000,000	2,993,775
Merrill Lynch & Co. Inc.
4.29%, 10/19/07	8,000,000	8,011,736
Residential Capital Corp.
6.38%, 06/30/10	4,200,000	4,267,683

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

DIVERSIFIED FINANCIAL SERVICES (Cont.)
SLM Corp.
5.63%, 04/10/07	$7,500,000	$7,544,902
Vanguard Health Holding Co. II LLC
9.00%, 10/01/14	500,000	531,250

		73,097,149

ELECTRIC (2.45%)
Commonwealth Edison Co.
4.70%, 04/15/15	1,000,000	956,679
5.88%, 02/01/33	3,500,000	3,508,792
Constellation Energy Group Inc.
6.35%, 04/01/07	1,500,000	1,523,709
7.60%, 04/01/32	1,250,000	1,503,791
Mirant North America LLC
7.38%, 12/31/13 (a)	250,000	252,812
Northern States Power
5.25%, 07/15/35	2,500,000	2,403,572
Pacific Gas & Electric Corp.
4.80%, 03/01/14	2,500,000	2,436,317
PSEG Power LLC
6.95%, 06/01/12	2,300,000	2,492,549
8.63%, 04/15/31	700,000	921,106
Sierra Pacific Resources
6.75%, 08/15/17 (a)	750,000	746,250
Southern California Edison Co.
5.00%, 01/15/16	1,300,000	1,285,254
TXU Corp.
5.55%, 11/15/14	250,000	237,459
TXU Energy Co.
6.13%, 03/15/08 (b)	5,750,000	5,844,495
7.00%, 03/15/13	2,325,000	2,477,669

		26,590,454

ELECTRONICS (0.08%)
Midwest Generation LLC
8.75%, 05/01/34	750,000	825,937

		825,937

ENTERTAINMENT (0.13%)
Cinemark Inc.
9.75%, 03/15/14	500,000	370,000
Gaylord Entertainment Co.
8.00%, 11/15/13	500,000	523,750
Pinnacle Entertainment Inc.
8.25%, 03/15/12	500,000	516,875

		1,410,625

FOOD (0.95%)
Albertson’s Inc.
7.50%, 02/15/11	500,000	510,344
Delhaize America Inc.
8.13%, 04/15/11	1,250,000	1,362,584

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

FOOD (Cont.)
Kroger Co. (The)
8.05%, 02/01/10	$5,000,000	$5,428,895
Safeway Inc.
4.80%, 07/16/07	3,000,000	2,986,965

		10,288,788

FOREST PRODUCTS & PAPER (0.21%)
Weyerhaeuser Co.
6.13%, 03/15/07	2,204,000	2,236,178

		2,236,178

GAS (0.02%)
Colorado Interstate Gas Co.
6.80%, 11/15/15 (a)	250,000	255,444

		255,444

HEALTH CARE-PRODUCTS (0.27%)
Boston Scientific Corp.
5.45%, 06/15/14	3,000,000	2,971,923

		2,971,923

HEALTH CARE-SERVICES (0.69%)
Res-Care Inc.
7.75%, 10/15/13 (a)	250,000	250,000
UnitedHealth Group Inc.
3.30%, 01/30/08	3,665,000	3,552,349
4.88%, 03/15/15	1,250,000	1,224,981
5.00%, 08/15/14	2,500,000	2,487,775

		7,515,105

HOLDING COMPANIES-DIVERSIFIED (0.03%)
Marquee Holdings Inc.
12.00%, 08/15/14	500,000	318,750

		318,750

HOME BUILDERS (0.04%)
Standard Pacific Corp.
7.00%, 08/15/15	500,000	461,250

		461,250

HOUSEHOLD PRODUCTS & WARES (0.48%)
Clorox Co. (The)
4.61%, 12/14/07	5,250,000	5,259,434

		5,259,434

INSURANCE (2.73%)
AIG SunAmerica Global Finance IX
5.10%, 01/17/07 (a)	5,000,000	5,009,350
Allstate Financial Global Funding
2.50%, 06/20/08 (a)	4,970,000	4,694,314

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

INSURANCE (Cont.)
American International Group Inc.
2.88%, 05/15/08	$2,500,000	$2,386,613
ASIF Global Financing XVII
3.85%, 11/26/07 (a)	6,500,000	6,374,479
Berkshire Hathaway Finance Corp.
4.17%, 01/11/08	1,400,000	1,401,427
Hancock (John) Financial Services Inc.
5.63%, 12/01/08	4,000,000	4,079,156
Markel Corp.
7.35%, 08/15/34	1,000,000	1,076,014
MetLife Inc.
5.38%, 12/15/12	4,500,000	4,593,641

		29,614,994

LODGING (0.89%)
Harrah’s Operating Co. Inc.
7.13%, 06/01/07	3,650,000	3,742,622
Marriott International Inc.
4.63%, 06/15/12	750,000	721,869
5.81%, 11/10/15 (a)	3,530,000	3,577,231
MGM Mirage
8.50%, 09/15/10	750,000	812,813
Starwood Hotels & Resorts Worldwide Inc.
7.88%, 05/01/12	750,000	826,875

		9,681,410

MACHINERY (0.10%)
Case Corp.
7.25%, 01/15/16	750,000	699,375
Columbus McKinnon Corp.
10.00%, 08/01/10	325,000	359,938

		1,059,313

MEDIA (0.42%)
CCH I LLC
11.00%, 10/01/15 (a)	1,000,000	840,000
Dex Media East LLC
12.13%, 11/15/12	325,000	380,250
Dex Media Inc.
8.00%, 11/15/13	500,000	510,000
DirecTV Holdings LLC
6.38%, 06/15/15	500,000	488,750
Echostar DBS Corp.
6.38%, 10/01/11	250,000	240,625
Liberty Media Corp.
8.25%, 02/01/30	250,000	244,964
Sirius Satellite Radio Inc.
9.63%, 08/01/13 (a)	250,000	246,250
Walt Disney Co. (The)
6.38%, 03/01/12	1,500,000	1,586,577

		4,537,416

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

OIL & GAS (1.46%)
Burlington Resources Finance Co.
7.20%, 08/15/31	$2,300,000	$2,844,610
Chesapeake Energy Corp.
6.88%, 01/15/16	500,000	512,500
Devon Financing Corp. ULC
7.88%, 09/30/31	1,250,000	1,588,374
Dexia Credit Local
4.88%, 07/01/15	1,750,000	1,710,373
Enterprise Products Operating LP
4.63%, 10/15/09	2,000,000	1,950,676
5.75%, 03/01/35	1,500,000	1,379,172
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%, 11/01/15 (a)	250,000	254,375
Kerr-McGee Corp.
6.95%, 07/01/24	250,000	265,171
Parker Drilling Co.
9.63%, 10/01/13	500,000	558,125
Pemex Project Funding Master Trust
8.50%, 02/15/08	1,000,000	1,065,000
Pogo Producing Co.
6.63%, 03/15/15	500,000	487,500
Tesoro Corp.
6.25%, 11/01/12 (a)	250,000	251,250
6.63%, 11/01/15 (a)	250,000	252,500
Valero Energy Corp.
7.50%, 04/15/32	2,250,000	2,734,405

		15,854,031

OIL & GAS SERVICES (0.01%)
Grant Prideco Inc.
6.13%, 08/15/15 (a)	100,000	99,750

		99,750

PACKAGING & CONTAINERS (0.07%)
Crown Americas Inc.
7.63%, 11/15/13 (a)	500,000	518,750
Graham Packaging Co. Inc.
8.50%, 10/15/12	250,000	246,250

		765,000

PHARMACEUTICALS (0.39%)
AmerisourceBergen Corp.
5.63%, 09/15/12 (a)	1,750,000	1,750,000
5.88%, 09/15/15 (a)	250,000	252,188
Coventry Health Care Inc.
5.88%, 01/15/12	1,000,000	1,010,000
6.13%, 01/15/15	750,000	768,750
Omnicare Inc.
6.88%, 12/15/15	250,000	253,750
Warner Chilcott Corp.
8.75%, 02/01/15 (a)	250,000	230,000

		4,264,688

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

PIPELINES (0.71%)
ANR Pipeline Co.
8.88%, 03/15/10	$500,000	$534,358
El Paso Corp.
7.80%, 08/01/31	250,000	249,375
Kinder Morgan Energy Partners LP
6.75%, 03/15/11	4,500,000	4,792,883
Pacific Energy Partners LP
6.25%, 09/15/15 (a)	250,000	246,250
SemGroup LP
8.75%, 11/15/15 (a)	500,000	511,250
Utilicorp United Inc.
7.63%, 11/15/09	500,000	510,000
Williams Companies Inc.
7.13%, 09/01/11	500,000	519,375
8.75%, 03/15/32	250,000	290,000

		7,653,491

REAL ESTATE INVESTMENT TRUSTS (1.37%)
Duke Realty LP
4.76%, 12/22/06	4,250,000	4,255,058
iStar Financial Inc.
5.13%, 04/01/11	4,000,000	3,897,560
5.15%, 03/01/12	1,000,000	968,453
Omega Healthcare Investors Inc.
7.00%, 01/15/16 (a)	250,000	247,813
Simon Property Group LP
6.38%, 11/15/07	5,341,000	5,457,669

		14,826,553

RETAIL (0.60%)
Asbury Automotive Group Inc.
9.00%, 06/15/12	250,000	250,000
Denny’s Corp./Denny’s Holdings Inc.
10.00%, 10/01/12	500,000	507,500
Staples Inc.
7.38%, 10/01/12	740,000	824,868
Tricon Global Restaurants
7.65%, 05/15/08	3,000,000	3,166,338
8.88%, 04/15/11	1,550,000	1,774,626

		6,523,332

SEMICONDUCTORS (0.05%)
Freescale Semiconductor Inc.
6.90%, 07/15/09	500,000	513,750

		513,750

TELECOMMUNICATIONS (4.85%)
American Cellular Corp.
10.00%, 08/01/11	500,000	542,500
Ameritech Capital Funding Corp.
6.15%, 01/15/08	1,265,000	1,288,468
AT&T Wireless Services Inc.
8.75%, 03/01/31	1,000,000	1,324,818

Security	Principal	Value

CORPORATE BONDS & NOTES (Cont.)

TELECOMMUNICATIONS (Cont.)
CenturyTel Inc.
7.88%, 08/15/12	$3,750,000	$4,136,033
Cincinnati Bell Inc.
7.00%, 02/15/15	250,000	245,000
Citizens Communications Co.
6.25%, 01/15/13	1,000,000	967,500
Corning Inc.
6.05%, 06/15/15	2,500,000	2,481,103
Deutsche Telekom International Finance AG
8.00%, 06/15/10	5,000,000	5,668,855
Dobson Communications Corp.
8.88%, 10/01/13	500,000	498,750
France Telecom SA
7.75%, 03/01/11	2,500,000	2,792,348
IWO Holdings Inc.
10.75%, 01/15/15	750,000	541,875
Motorola Inc.
4.61%, 11/16/07	5,700,000	5,664,386
Nextel Communications Inc.
5.95%, 03/15/14	2,200,000	2,211,524
Nextel Partners Inc.
8.13%, 07/01/11	3,000,000	3,206,250
Sprint Capital Corp.
6.00%, 01/15/07	6,000,000	6,058,674
Telecom Italia Capital SA
5.25%, 10/01/15	4,500,000	4,370,765
TELUS Corp.
7.50%, 06/01/07	3,600,000	3,717,486
UbiquiTel Operating Co.
9.88%, 03/01/11	250,000	276,875
US West Communications
6.88%, 09/15/33	250,000	235,000
Verizon New York Inc.
7.38%, 04/01/32	150,000	157,697
Verizon New York Inc. Class A
6.88%, 04/01/12	6,000,000	6,254,580

		52,640,487

TRANSPORTATION (1.57%)
Burlington Northern Santa Fe Corp.
7.88%, 04/15/07	4,850,000	5,019,706
CNF Inc.
6.70%, 05/01/34	2,500,000	2,620,815
FedEx Corp.
2.65%, 04/01/07	8,250,000	8,024,915
Norfolk Southern Corp.
7.25%, 02/15/31	652,000	790,880
8.63%, 05/15/10	500,000	566,057

		17,022,373

TOTAL CORPORATE BONDS & NOTES
(Cost: $342,038,168)		336,067,289

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Principal	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (14.89%)

ASSET-BACKED SECURITIES (3.87%)
Aegis Asset Backed Securities Trust Series 2005-1N Class N1
4.25%, 03/25/35 (a) (c)	$1,644,753	$1,639,871
Asset Backed Funding Certificates Series 2005-AQ1 Class A2
4.30%, 06/25/35	7,700,000	7,603,819
Asset Backed Funding Corp NIM Trust Series 2004-OPT4 Class N1
4.45%, 05/26/34 (a)	745,536	742,127
Bear Stearns Asset Backed Securities NIM Series 2004-HE5N Class A2
5.00%, 07/25/34 (a)	2,513,000	2,504,136
Bear Stearns Asset Backed Securities NIM Series 2004-HE6N Class A1
5.25%, 08/25/34 (a)	1,764,979	1,757,435
Bear Stearns Asset Backed Securities NIM Series 2004-HE7N Class A1
5.25%, 08/25/34 (a) (c)	3,467,802	3,463,467
Bear Stearns Asset Backed Securities NIM Series 2005-FR1 Class A1
5.00%, 06/25/35 (a)	1,538,193	1,536,155
Bear Stearns Asset Backed Securities NIM Series 2005-HE9N Class A1
5.50%, 10/25/35 (a)	4,508,684	4,503,234
Countrywide Asset-Backed Certificates Series 2004-10 Class AF3
3.84%, 10/25/30	4,176,000	4,134,744
Countrywide Asset-Backed Certificates Series 2004-10 Class AF4
4.51%, 07/25/32	7,500,000	7,410,369
Long Beach Asset Holdings Corp. Series 2005-1 Class N1
4.12%, 02/25/35 (a)	1,659,873	1,653,953
Novastar NIM Trust Series 2004-N3
3.97%, 03/25/35 (a)	2,461,447	2,450,329
Sasco Net Interest Margin Trust Series 2005-WF1A Class A
4.75%, 02/27/35 (a) (c)	2,692,253	2,673,744

		42,073,383

MORTGAGE-BACKED SECURITIES (11.02%)
Ameriquest Mortgage Securities Inc. Series 2005-R3 Class A1A
4.58%, 05/25/35	3,779,426	3,778,610
Bank of America Alternative Loan Trust Series 2003-5 Class 2A1
5.00%, 07/25/18	3,968,173	3,904,932
Commercial Mortgage Pass Through Certificates Series 2001-J2A Class A1
5.45%, 07/16/34 (a)	10,092,028	10,208,627

Security	Principal	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (Cont.)

MORTGAGE-BACKED SECURITIES (Cont.)
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK6 Class A2
6.10%, 08/15/36	$8,733,541	$8,915,771
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-5 Class 5A1
5.00%, 08/25/19	5,040,793	4,944,705
GE Capital Commercial Mortgage Corp. Series 2003-C2 Class A2
4.17%, 07/10/37	3,200,000	3,129,858
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2001-CIC3 Class A2
6.04%, 11/15/35	2,100,000	2,147,312
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1 Class A
4.72%, 01/15/38	10,000,000	9,707,874
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5 Class A3
5.21%, 12/15/44	10,000,000	10,049,707
Master Asset Securitization Trust Series 2003-10 Class 3A1
5.50%, 11/25/33	8,886,353	8,744,287
Master Asset Securitization Trust Series 2003-5 Class 4A4
5.50%, 06/25/33	2,744,200	2,695,778
MASTR Adjustable Rate Mortgages Trust Series 2004-11 Class 2A1
4.76%, 11/25/34	446,735	448,025
Merrill Lynch Mortgage Investors Inc. Series 2005-WMC2 Class A1B
4.64%, 04/25/36	4,891,891	4,892,675
Merrill Lynch Mortgage Trust Series 2004-MKB1 Class A2
4.35%, 02/12/42	3,000,000	2,939,092
Merrill Lynch Mortgage Trust Series 2005-LC1 Class A2
5.20%, 01/12/44	7,000,000	7,032,335
Merrill Lynch Mortgage Trust Series 2005-LC1 Class A3
5.29%, 01/12/44	3,000,000	3,016,232
Opteum NIM Trust Series 2005-1
6.00%, 02/25/35 (a)	5,653,394	5,636,000
Option One Mortgage Loan Trust Series 2002-2 Class M2
5.53%, 06/25/32	999,466	1,000,115
Park Place Securities Inc. Series 2004-MHQ1 Class A3
4.74%, 01/25/33	1,980,236	1,982,813

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (Cont.)

MORTGAGE-BACKED SECURITIES (Cont.)
Residential Funding Mortgage Securities I Series 2003-S15 Class A1
4.50%, 08/25/18	$2,219,772	$2,146,298
Wachovia Bank Commercial Mortgage Trust Series 2005-C22 Class A3
5.13%, 12/15/44 (c)	10,000,000	10,048,620
Wachovia Bank Commercial Mortgage Trust Series 2005-WHL6
4.87%, 10/15/17 (a)	5,000,000	4,999,508
4.92%, 10/15/17 (a)	5,000,000	4,999,508
Wells Fargo Mortgage-Backed Securities Trust Series 2003-10 Class A1
4.50%, 09/25/18	2,335,299	2,259,402

		119,628,084

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $162,835,377)		161,701,467

FOREIGN GOVERNMENT BONDS & NOTES (d) (0.42%)
United Mexican States
6.63%, 03/03/15	1,500,000	1,642,500
7.50%, 04/08/33	1,000,000	1,184,000
8.38%, 01/14/11	1,500,000	1,710,000

TOTAL FOREIGN GOVERNMENT BONDS & NOTES
(Cost: $4,537,442)		4,536,500

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (55.72%)

MORTGAGE-BACKED SECURITIES (44.60%)
Federal Home Loan Mortgage Corp.
4.50%, 11/01/18	7,873,589	7,679,260
4.50%, 04/15/20	11,513,000	11,068,383
4.57%, 04/15/28	5,266,944	5,263,847
5.00%, 06/15/24	9,324,482	9,315,902
5.50%, 03/15/25	4,185,642	445,968
5.50%, 07/15/26	9,558,163	9,630,644
5.50%, 05/01/34	94,105	93,334
5.50%, 10/01/34	794,367	787,853
5.50%, 06/01/35	14,616,234	14,496,378
5.50%, 01/01/36 (e)	22,000,000	21,793,750
6.00%, 08/01/34	30,373,589	30,679,757
Federal National Mortgage Association
4.50%, 05/01/18	5,436,521	5,302,330
4.50%, 07/01/18	8,334,470	8,128,749
4.50%, 11/01/18	5,630,772	5,491,787
4.50%, 04/01/19	6,838,126	6,664,216
4.50%, 06/01/19	5,643,870	5,500,333
4.57%, 06/01/35	8,596,479	8,485,794
5.00%, 06/15/16	7,735,853	7,757,698

Security	Shares or principal	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cont.)

MORTGAGE-BACKED SECURITIES (Cont.)
5.00%, 01/01/18	$1,745,680	$1,729,788
5.00%, 09/01/18	10,604,737	10,506,521
5.00%, 12/01/18	901,107	892,761
5.00%, 01/01/19	804,017	796,571
5.00%, 06/01/19	1,714,794	1,698,100
5.00%, 08/01/19	938,915	929,362
5.00%, 09/01/19	838,479	829,947
5.00%, 11/01/19	1,806,740	1,788,356
5.00%, 01/01/20	909,280	899,602
5.00%, 05/01/20	9,144,596	9,047,266
5.00%, 06/01/20	914,046	904,318
5.00%, 01/01/21 (e)	49,000,000	48,464,038
5.00%, 11/01/33	60,464,028	58,796,499
5.00%, 12/01/33	19,384,189	18,849,595
5.00%, 03/01/34	9,694,214	9,426,858
5.00%, 09/01/35	466,129	451,660
5.03%, 07/01/35	3,773,742	3,740,580
5.23%, 05/01/35	2,769,189	2,764,348
5.50%, 09/01/19	6,025,231	6,064,692
5.50%, 10/01/19	4,749,134	4,780,237
5.50%, 04/25/26	12,450,161	12,525,306
5.50%, 07/01/33	38,122,959	37,843,385
5.50%, 01/01/34	8,798,489	8,733,965
5.50%, 03/01/35	1,503,459	1,489,050
6.00%, 03/01/33	850,862	859,745
6.00%, 08/01/34	852,500	860,560
6.00%, 09/01/34	1,713,169	1,729,367
6.00%, 10/01/34	937,733	946,600
6.00%, 11/01/34	318,534	321,546
6.00%, 01/01/35	896,725	905,226
6.00%, 05/01/35	20,671,453	20,867,402
6.50%, 09/01/34	11,125,381	11,413,658
6.50%, 01/01/36 (e)	23,000,000	23,589,375
Government National Mortgage Association
5.50%, 01/01/36 (e)	20,000,000	20,118,760

		484,151,027

U.S. GOVERNMENT AGENCY OBLIGATIONS (3.98%)
Federal National Mortgage Association
5.00%, 05/15/22	29,500,000	29,480,262
5.00%, 01/25/25	13,800,000	13,760,235

		43,240,497

U.S. GOVERNMENT SECURITIES (7.14%)
U.S. Treasury Bonds
5.38%, 02/15/31 (b)	34,050,000	38,247,718
6.13%, 08/15/29 (b)	7,800,000	9,501,071
U.S. Treasury Notes
1.63%, 02/28/06 (f)	100,000	99,625
2.63%, 05/15/08 (f)	398,000	382,329

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cont.)

U.S. GOVERNMENT SECURITIES (Cont.)
3.13%, 04/15/09 (f)	$605,000	$582,029
4.00%, 02/15/14 (b)	29,500,000	28,700,284

		77,513,056

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost: $611,392,664)		604,904,580

SHORT-TERM INVESTMENTS (14.56%)

CERTIFICATES OF DEPOSIT (g) (0.34%)
Banco Bilbao Vizcaya Argentaria SA
3.83%, 01/25/06	208,271	208,271
Credit Suisse First Boston NY
4.03%, 01/04/06	208,271	208,271
First Tennessee Bank
4.18%, 01/26/06	64,564	64,561
Fortis Bank NY
3.83% - 3.84%, 01/25/06	624,814	624,815
Toronto-Dominion Bank
3.94%, 07/10/06	208,271	208,271
Wells Fargo Bank N.A.
4.26% - 4.78%, 01/09/06 - 12/05/06	1,791,133	1,791,129
Wilmington Trust Corp.
4.24% - 4.30%, 01/27/06 - 01/31/06	624,814	624,817

		3,730,135

COMMERCIAL PAPER (g) (1.69%)
Amstel Funding Corp.
3.91% - 4.40%, 01/04/06 - 05/08/06	1,270,455	1,264,208
Bryant Park Funding LLC
3.92%, 02/22/06	106,289	105,710
CAFCO LLC
4.19% - 4.23%, 01/27/06 - 02/06/06	895,567	892,426
CC USA Inc.
4.23%, 04/21/06	124,963	123,377
Charta LLC
4.25%, 01/26/06	312,407	311,559
Chesham Finance LLC
4.22% - 4.30%, 01/03/06 - 01/30/06	1,271,809	1,270,293
CRC Funding LLC
4.19% - 4.25%, 01/27/06 - 02/06/06	1,532,877	1,527,783
Dorada Finance Inc.
3.76%, 01/26/06	41,654	41,554
Ebury Finance Ltd.
4.30%, 01/30/06	583,160	581,279

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Edison Asset Securitization LLC
4.37%, 05/08/06	$208,271	$205,111
Ford Credit Auto Receivables
4.22% - 4.23%, 01/17/06	345,730	345,163
Ford Credit Floorplan Motown
4.05%, 01/06/06	833,085	832,804
Galaxy Funding Inc.
4.23%, 04/18/06	119,548	118,073
Gemini Securitization Corp.
4.25%, 01/30/06	208,271	207,607
Georgetown Funding Co. LLC
4.23% - 4.28%, 01/05/06 - 01/19/06	2,038,930	2,037,453
Giro Funding US Corp.
4.23% - 4.24%, 01/09/06 - 01/13/06	354,061	353,762
Grampian Funding LLC
3.84% - 4.41%, 01/31/06 - 05/15/06	624,814	620,203
HSBC PLC
3.88%, 02/03/06	124,963	124,545
Jupiter Securitization Corp.
4.23%, 01/24/06	145,790	145,430
Liberty Street Funding Corp.
4.23%, 01/04/06	166,617	166,597
Lockhart Funding LLC
4.01% - 4.30%, 01/04/06 - 01/23/06	516,513	515,879
Mortgage Interest Networking Trust
4.28% - 4.34%, 01/17/06 - 01/25/06	437,370	436,436
Nordea North America Inc.
4.16%, 04/04/06	437,370	432,771
Prudential Funding LLC
4.27%, 01/17/06	833,085	831,702
Santander Central Hispano Finance Inc.
3.91%, 02/17/06	416,543	414,507
Sedna Finance Inc.
3.92%, 02/21/06	104,136	103,580
Sigma Finance Inc.
4.16%, 04/06/06	249,926	247,240
Solitaire Funding Ltd.
4.24%, 01/23/06	1,021,904	1,019,497
Thames Asset Global Securitization No. 1 Inc.
4.23%, 01/04/06	111,708	111,695
Three Pillars Funding Corp.
4.03% - 4.27%, 01/03/06 - 01/17/06	1,327,613	1,327,297
Thunder Bay Funding Inc.
4.22%, 01/13/06	41,654	41,605

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

COMMERCIAL PAPER (Cont.)
Ticonderoga Funding LLC
4.27%, 01/05/06	$104,136	$104,111
Tulip Funding Corp.
4.25% - 4.28%, 01/03/06 - 01/31/06	1,466,072	1,462,400

		18,323,657

LOAN PARTICIPATIONS (g) (0.02%)
Army & Air Force Exchange Service
4.24%, 02/01/06	208,271	208,271

		208,271

MEDIUM-TERM NOTES (g) (0.13%)
Dorada Finance Inc.
3.93%, 07/07/06	129,128	129,122
K2 USA LLC
3.94%, 07/07/06	249,926	249,919
Marshall & Ilsley Bank
5.18%, 12/15/06	416,543	417,901
Toronto-Dominion Bank
3.81%, 06/20/06	520,678	520,702
US Bank N.A.
2.85%, 11/15/06	83,309	81,981

		1,399,625

MONEY MARKET FUNDS (7.33%)
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares, 4.25% (h) (i)	79,553,299	79,553,299

		79,553,299

REPURCHASE AGREEMENTS (g) (0.80%)
Banc of America Securities LLC Repurchase Agreement, due 1/3/06, with a maturity value of $2,083,724 and an effective yield of 4.37%. (j)	$2,082,713	2,082,713
Credit Suisse First Boston Repurchase Agreement, due 1/3/06, with a maturity value of $166,697 and an effective yield of 4.32%. (j)	166,617	166,617
Lehman Brothers Holdings Inc. Repurchase Agreement, due 1/3/06, with a maturity value of $3,333,948 and an effective yield of 4.34%. (k)	3,332,341	3,332,341
Morgan Stanley Repurchase Agreement, due 1/3/06, with a maturity value of $3,125,573 and an effective yield of 4.33%. (k)	3,124,070	3,124,070

		8,705,741

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

TIME DEPOSITS (g) (0.31%)
UBS AG
4.06%, 01/03/06	$2,499,256	$2,499,256
Wells Fargo Bank N.A.
4.00%, 01/03/06	862,997	862,997

		3,362,253

VARIABLE & FLOATING RATE NOTES (g) (3.94%)
Allstate Life Global Funding II
4.36% - 4.43%, 11/09/06 - 01/16/07 (a)	1,464,147	1,464,505
American Express Bank
4.33% - 4.34%, 01/24/06 - 10/25/06	1,603,689	1,603,682
American Express Centurion Bank
4.33% - 4.34%, 06/29/06 - 07/19/06	687,295	687,295
American Express Credit Corp.
4.39%, 11/06/07	124,963	125,089
ASIF Global Financing
4.34% - 4.55%, 05/30/06 - 08/11/06 (a)	1,353,764	1,354,330
Australia & New Zealand Banking Group Ltd.
4.35%, 01/23/07 (a)	270,753	270,753
Bank of America N.A.
4.31%, 08/10/06	2,082,713	2,082,713
Bank of Ireland
4.34%, 12/20/06 (a)	416,543	416,543
Bank of Nova Scotia
4.22%, 01/03/06	166,617	166,617
Beta Finance Inc.
4.29% - 4.33%, 04/25/06 - 06/09/06 (a)	1,037,191	1,037,151
BMW US Capital LLC
4.34%, 12/15/06 (a)	416,543	416,543
CC USA Inc.
4.32% - 4.35%, 03/23/06 - 07/14/06 (a)	1,120,500	1,120,475
Commodore CDO Ltd.
4.56%, 06/13/06 (a)	104,136	104,136
Credit Suisse First Boston NY
4.31%, 05/09/06	416,543	416,543
Credit Suisse New York
4.35%, 07/19/06	1,041,357	1,041,357
DEPFA Bank PLC
4.50%, 12/15/06	416,543	416,543
Descartes Funding Trust
4.37%, 11/15/06 (a)	187,444	187,444
Dexia Credit Local
4.33%, 08/30/06	208,271	208,244

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Dorada Finance Inc.
4.33% - 4.36%, 03/27/06 - 06/26/06 (a)	$662,303	$662,315
Eli Lilly Services Inc.
4.26%, 09/01/06 (a)	416,543	416,543
Fairway Finance Corp.
4.32% - 4.42%, 01/18/06 - 01/20/06	416,543	416,542
Fifth Third Bancorp.
4.35%, 11/22/06 (a)	833,085	833,085
Five Finance Inc.
4.34% - 4.37%, 02/27/06 - 06/26/06 (a)	291,580	291,580
General Electric Capital Corp.
4.44%, 01/09/07	187,444	187,596
Greenwich Capital Holdings Inc.
4.25% - 4.32%, 02/10/06 - 03/02/06	312,407	312,407
Hartford Life Global Funding Trusts
4.36%, 02/17/07	416,543	416,543
HBOS Treasury Services PLC
4.32% - 4.57%, 01/10/06 - 10/24/06	1,249,628	1,249,629
Holmes Financing PLC
4.33%, 12/15/06 (a)	1,145,492	1,145,492
HSBC Bank USA N.A.
4.27% - 4.39%, 05/04/06 - 08/03/06	354,061	354,143
K2 USA LLC
4.25% - 4.36%, 02/15/06 - 09/11/06 (a)	1,207,974	1,207,927
Leafs LLC
4.37%, 01/20/06 - 02/21/06 (a)	436,737	436,737
Links Finance LLC
4.32% - 4.40%, 01/20/06 - 03/15/06 (a)	1,416,245	1,416,291
Lothian Mortgages PLC
4.37%, 01/24/06 (a)	208,271	208,271
Marshall & Ilsley Bank
4.35% - 4.47%, 02/20/06 - 12/15/06	645,641	645,707
Metropolitan Life Global Funding I
4.31% - 4.55%, 08/28/06 - 01/05/07 (a)	1,245,462	1,246,135
Mound Financing PLC
4.30%, 11/08/06 (a)	833,085	833,085
Natexis Banques Populaires
4.35%, 01/12/07 (a)	312,407	312,407
National City Bank (Ohio)
4.26%, 01/06/06	208,271	208,271

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
Nationwide Building Society
4.33% - 4.58%, 01/13/06 - 01/26/07 (a)	$1,541,208	$1,541,262
Nordea Bank AB
4.34%, 12/11/06 (a)	728,950	728,950
Nordea Bank PLC
4.23%, 10/02/06	249,926	249,882
Northern Rock PLC
4.32%, 11/03/06 (a)	499,851	499,868
Permanent Financing PLC
4.32%, 03/10/06 - 06/12/06 (a)	1,132,996	1,132,996
Pfizer Investment Capital PLC
4.33%, 12/15/06 (a)	1,041,357	1,041,357
Principal Life Income Funding Trusts
4.29%, 05/10/06	312,407	312,412
Royal Bank of Scotland
4.32% - 4.33%, 06/27/06 - 08/30/06	624,814	624,744
Sedna Finance Inc.
4.33% - 4.34%, 01/10/06 - 09/20/06 (a)	354,061	354,060
Sigma Finance Inc.
4.07% - 4.35%, 01/09/06 - 08/15/06 (a)	878,905	878,895
Skandinaviska Enskilda Bank NY
4.36%, 11/16/06 (a)	416,543	416,543
Societe Generale
4.26% - 4.32%, 03/30/06 - 01/02/07 (a)	645,641	645,613
Strips III LLC
4.43%, 07/24/06 (a) (l)	112,348	112,348
SunTrust Bank
4.19%, 04/28/06	624,814	624,814
Tango Finance Corp.
4.33% - 4.34%, 05/25/06 - 09/27/06 (a)	928,890	928,826
Toyota Motor Credit Corp.
4.23% - 4.30%, 01/09/06 - 04/10/06	916,394	916,391
Unicredito Italiano SpA
4.43%, 06/14/06	541,505	541,420
Union Hamilton Special Funding LLC
4.52%, 03/28/06 (a)	416,543	416,543
US Bank N.A.
4.31%, 09/29/06	187,444	187,408
Variable Funding Capital Corp.
4.29% - 4.32%, 02/16/06 - 03/13/06	1,353,764	1,353,764
Wachovia Asset Securitization Inc.
4.37%, 01/25/06 (a)	859,483	859,483
Wells Fargo & Co.
4.36%, 09/15/06 (a)	208,271	208,285

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

Security	Shares or principal	Value

SHORT-TERM INVESTMENTS (Cont.)

VARIABLE & FLOATING RATE NOTES (Cont.)
WhistleJacket Capital LLC
4.33% - 4.35%, 01/17/06 - 07/28/06 (a)	$458,197	$458,167
White Pine Finance LLC
4.32% - 4.37%, 01/13/06 - 06/20/06 (a)	853,912	853,905
Winston Funding Ltd.
4.26%, 01/23/06 (a)	297,411	297,411
World Savings Bank
4.29%, 03/09/06	624,814	624,808

		42,730,824

TOTAL SHORT-TERM INVESTMENTS
(Cost: $158,013,805)		158,013,805

TOTAL INVESTMENTS IN SECURITIES (116.55%)
(Cost: $1,278,817,456)		1,265,223,641

SECURITIES SOLD SHORT (-6.49%)

U. S. GOVERNMENT AGENCY OBLIGATIONS (-6.49%)
Federal National Mortgage Association
4.50%, 01/01/21 (e)	(60,000,000)	(58,368,720)
6.00%, 01/01/36 (e)	(12,000,000)	(12,108,744)

TOTAL SECURITIES SOLD SHORT
(Proceeds: $70,131,484)		(70,477,464)

Other Assets, Less Liabilities (-10.06%)		(109,163,846)

NET ASSETS (100.00%)		$1,085,582,331

(a)	This security or a portion of these securities is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	All or a portion of this security represents a security on loan. See Note 4.
(c)	Security valued at fair value in accordance with procedures approved by the Board of Trustees. See Note 1.
(d)	Investments are denominated in U.S. dollars.
(e)	To-be-announced (TBA). See Note 1.
(f)	These U.S. Treasury Notes are held in segregated accounts in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.
(g)	All or a portion of this security (these securities) represent(s) an investment of securities lending collateral. See Note 4.
(h)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.
(i)	The rate quoted is the annualized seven-day yield of the fund at period end.
(j)	Repurchase agreements are fully collateralized by U.S. Government securities, with interest rates ranging from 4.10% to 5.84% and maturity dates ranging from 2/1/28 to 5/1/35.
(k)	Repurchase agreements are fully collateralized by non-U.S. Government debt securities, with interest rates ranging from 1.01% to 7.96% and maturity dates ranging from 5/18/06 to 10/27/25. The credit exposure of the collateral is viewed as unsecured debt of the counterparty.
(l)	The investment adviser has determined that this security or a portion of these securities is “illiquid,” in that it cannot be sold within seven (7) days for approximately the value at which it is carried in the Master Portfolio.

As of December 31, 2005, the open futures contracts held by the Master Portfolio were as follows:

Futures contracts (expiration date)	Number of contracts	Notional contract value	Net unrealized appreciation (depreciation)

U.S. 5-Year Note (03/31/06)	592	$62,955,500	$100,649

U.S. 10-Year Note (03/31/06)	194	21,224,813	54,466

U.S. 2-Year Note (03/31/06)	(100)	(20,518,750)	(711)

U.S. Long Bond (03/31/06)	(5)	(570,938)	767

90-Day Euro (03/13/06)	(210)	(49,993,125)	631,669

			$786,840

The accompanying notes are an integral part of these financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

As of December 31, 2005, the Master Portfolio held the following open swap contracts:

Description	Notional amount	Net unrealized appreciation (depreciation)
Interest Rate Swaps

Agreement with Deutsche Bank AG dated 12/1/05 receiving the notional amount multiplied by the three-month LIBOR rate, and paying a fixed rate of 4.98%. Expiring 12/5/10.	$9,000,000	$38,038

Agreement with Deutsche Bank AG dated 12/1/05 receiving the notional amount multiplied by the three-month LIBOR rate, and paying a fixed rate of 5.10%. Expiring 12/5/15.	5,000,000	57,469

Agreement with J.P. Morgan Chase & Co. dated 11/4/05 receiving the notional amount multiplied by the three-month LIBOR rate, and paying a fixed rate of 5.19%. Expiring 11/8/15.	40,000,000	753,933

		$849,440

Credit Default Swaps

Agreement with J.P. Morgan Chase & Co. dated 11/8/05 to receive 1.80% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Knight-Ridder, Inc. 4.63% due 11/1/14. Expiring 12/20/10.	750,000	(17,279)

Agreement with J.P. Morgan Chase & Co. dated 12/13/04 to receive 1.50% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Shaw Communications, Inc. 8.25% due 4/11/10. Expiring 3/20/10.	3,000,000	7,457

Agreement with J.P. Morgan Chase & Co. dated 12/8/04 to receive 1.63% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Shaw Communications, Inc. 7.20% due 12/15/11. Expiring 3/20/10.	1,000,000	7,305

Agreement with J.P. Morgan Chase & Co. dated 3/15/04 to receive 0.22% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Deere & Co. 6.95% due 4/25/14. Expiring 3/20/07.	2,000,000	3,807

Agreement with J.P. Morgan Chase & Co. dated 9/1/04 to receive 1.19% per year times the notional amount. The Master Portfolio makes payment only upon a default event of iStar Financial Inc. 6.00% due 12/15/10. Expiring 12/20/09.	2,000,000	49,213

Description	Notional amount	Net unrealized appreciation (depreciation)
Credit Default Swaps (Cont.)

Agreement with J.P. Morgan Chase & Co. dated 9/20/05 to pay 0.85% per year times the notional amount. The Master Portfolio receives payment only upon a default event of Dow Jones Credit Derivatives Index, Investment Grade High Volatility. Expiring 12/20/10.	$26,000,000	$119,064

Agreement with Lehman Brothers, Inc. dated 9/20/05 to receive 0.85% per year times the notional amount. The Master Portfolio makes payment only upon a default event of Dow Jones Credit Derivatives Index, Investment Grade High Volatility. Expiring 12/20/10.	28,000,000	36,635

		$206,202

Swaptions

Agreement with J.P. Morgan Chase & Co. dated 6/23/04. Option to enter into a ten-year interest rate swap, receiving the notional amount multiplied by the three-month LIBOR rate, and paying a fixed rate of 6.46%. Expiring 6/23/09.	18,200,000	$276,729

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

Portfolio Allocations

December 31, 2005

(Unaudited)

S&P 500 INDEX MASTER PORTFOLIO

Sector/Investment Type	Value	% of Net Assets

Consumer Non-Cyclical	$518,398,608	21.52%
Financial	506,205,091	21.02
Industrial	273,248,526	11.34
Technology	272,929,659	11.33
Communications	244,723,893	10.16
Energy	222,216,657	9.23
Consumer Cyclical	205,276,491	8.53
Utilities	79,690,369	3.31
Basic Materials	64,768,763	2.69
Futures Contracts	(377,277)	(0.02)
Short-Term and Other Net Assets	21,444,870	0.89

TOTAL	$2,408,525,650	100.00%

LIFEPATH RETIREMENT MASTER PORTFOLIO

Security Type	Value	% of Net Assets
Domestic Fixed Income	$149,115,210	64.65%
Domestic Equity	59,816,409	25.93
Foreign Equity	20,707,183	8.98
Short-Term and Other Net Assets	1,026,184	0.44

TOTAL	$230,664,986	100.00%

LIFEPATH 2010 MASTER PORTFOLIO

Security Type	Value	% of Net Assets
Domestic Fixed Income	$358,006,967	53.76%
Domestic Equity	224,561,314	33.72
Foreign Equity	77,817,026	11.68
Short-Term and Other Net Assets	5,606,455	0.84

TOTAL	$665,991,762	100.00%

LIFEPATH 2020 MASTER PORTFOLIO

Security Type	Value	% of Net Assets
Domestic Equity	$499,953,533	46.94%
Domestic Fixed Income	381,902,290	35.86
Foreign Equity	171,355,455	16.09
Short-Term and Other Net Assets	11,878,343	1.11

TOTAL	$1,065,089,621	100.00%

LIFEPATH 2030 MASTER PORTFOLIO

Security Type	Value	% of Net Assets
Domestic Equity	$380,934,625	56.29%
Domestic Fixed Income	148,830,081	21.99
Foreign Equity	131,175,776	19.38
Short-Term and Other Net Assets	15,804,053	2.34

TOTAL	$676,744,535	100.00%

LIFEPATH 2040 MASTER PORTFOLIO

Security Type	Value	% of Net Assets
Domestic Equity	$288,367,524	66.15%
Foreign Equity	87,364,875	20.04
Domestic Fixed Income	47,727,754	10.95
Short-Term and Other Net Assets	12,469,420	2.86

TOTAL	$435,929,573	100.00%

ACTIVE STOCK MASTER PORTFOLIO

Sector/Investment Type	Value	% of Net Assets

Consumer Non-Cyclical	$293,920,576	24.73%
Financial	269,301,737	22.66
Communications	108,820,518	9.16
Technology	135,324,371	11.39
Energy	121,736,991	10.25
Consumer Cyclical	112,878,043	9.50
Industrial	102,976,820	8.67
Utilities	30,744,279	2.59
Basic Materials	36,322,372	3.06
Futures Contracts	(109,694)	(0.01)
Short-Term and Other Net Assets	(23,703,516)	(2.00)

TOTAL	$1,188,212,497	100.00%

COREALPHA BOND MASTER PORTFOLIO

Sector/Investment Type	Value	% of Net Assets

Mortgage-Backed Securities	$603,779,111	55.62%
Financial	136,367,210	12.56
Government	125,290,053	11.54
Communications	58,559,077	5.39
Asset-Backed Securities	42,073,383	3.88
Consumer Non-Cyclical	39,942,316	3.68
Utilities	27,671,835	2.55
Consumer Cyclical	26,985,465	2.49
Energy	23,607,272	2.17
Industrial	19,315,436	1.78
Basic Materials	2,786,178	0.26
Technology	513,750	0.05
Diversified	318,750	0.03
Futures Contracts	786,840	0.07
Swap Agreements	1,332,371	0.12
Securities sold short	(70,477,464)	(6.49)
Short-Term and Other Net Assets	46,730,748	4.30

TOTAL	$1,085,582,331	100.00%

These tables are not part of the financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

S&P 500 Index Master Portfolio

Assets
Investments, at cost:

Unaffiliated issuers	$2,518,745,544

Affiliated issuers (b)	$19,124,728

Investments in securities, at value (including securities on loan (a)) (Note 1):
Unaffiliated issuers	$2,570,927,304
Affiliated issuers (b)	19,124,728
Receivables:
Investment securities sold	168,514
Dividends and interest	3,308,631

Total Assets	2,593,529,177

Liabilities
Payables:
Investment securities purchased	3,001,210
Due to broker - variation margin	114,653
Collateral for securities on loan (Note 4)	181,783,966
Investment advisory fees (Note 2)	103,698

Total Liabilities	185,003,527

Net Assets	$2,408,525,650

(a)	Securities on loan with market value of $175,893,005. See Note 4.
(b)	The Master Portfolio’s investment adviser is an affiliate of the issuers. See Note 2.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	LifePath Retirement Master Portfolio	LifePath 2010 Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio

Assets
Investments, at cost:

Unaffiliated issuers	$5,336,000	$25,765,197	$63,802,720	$22,965,347	$20,164,300

Affiliated issuers (a)	$31,090,488	$107,594,042	$225,662,056	$172,851,197	$120,948,081

Investments, at value (including securities on loan (b)) (Note 1):
Unaffiliated issuers	$5,336,000	$25,765,197	$63,802,720	$22,965,347	$20,164,300
Affiliated issuers (a)	36,815,418	128,969,374	269,561,511	203,833,902	140,192,023
Affiliated Master Portfolios (a)	194,746,436	536,151,688	791,318,626	463,831,338	287,746,719
Receivables:
Investment securities sold	—	2,596,179	6,174,506	11,946,858	9,914,299
Dividends and interest	7,240	22,486	56,688	29,946	26,075
Contributions	500,000	2,900,000	6,200,000	12,000,000	10,000,000

Total Assets	237,405,094	696,404,924	1,137,114,051	714,607,391	468,043,416

Liabilities
Payables:
Investment securities purchased	1,402,114	4,641,185	8,208,199	14,886,965	11,941,502
Collateral for securities on loan (Note 4)	5,336,000	25,765,197	63,802,720	22,965,347	20,164,300
Investment advisory fees (Note 2)	1,994	6,780	13,511	10,544	8,041

Total Liabilities	6,740,108	30,413,162	72,024,430	37,862,856	32,113,843

Net Assets	$230,664,986	$665,991,762	$1,065,089,621	$676,744,535	$435,929,573

(a)	The Master Portfolios’ investment adviser is an affiliate of the issuers. See Note 2.
(b)	Securities on loan with market values of $5,146,800, $24,940,120, $62,066,220, $22,288,140 and $19,460,138, respectively. See Note 4.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2005

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio

Assets
Investments, at cost:

Unaffiliated issuers	$1,201,629,443	$1,199,264,157

Affiliated issuers (a)	$5,678,236	$79,553,299

Investments in securities, at value (including securities on loan (b)) (Note 1):
Unaffiliated issuers	$1,292,755,700	$1,185,670,342
Affiliated issuers (a)	5,678,236	79,553,299
Deposits with brokers for securities sold short	—	70,128,184
Receivables:
Investment securities sold	—	3,711,183
Dividends and interest	1,343,388	9,512,069
Open swap contracts (Note 1)	—	1,377,891

Total Assets	1,299,777,324	1,349,952,968

Liabilities
Payables:
Investment securities purchased	30,799,882	113,775,609
Due to broker - variation margin	25,175	39,926
Collateral for securities on loan (Note 4)	80,383,023	78,460,506
Collateral for open swap contracts (Note 1)	—	1,300,000
Securities sold short, at value (Proceeds: $— and $70,131,484) (Note 1)	—	70,477,464
Investment advisory fees (Note 2)	254,819	226,523
Administration fees (Note 2)	101,928	90,609

Total Liabilities	111,564,827	264,370,637

Net Assets	$1,188,212,497	$1,085,582,331

(a)	The Master Portfolios’ investment adviser is an affiliate of the issuers. See Note 2.
(b)	Securities on loan with market values of $78,026,181 and $76,971,543, respectively. See Note 4.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

S&P 500 Index Master Portfolio

Net Investment Income
Dividends from unaffiliated issuers	$43,202,282
Interest from unaffiliated issuers	103,577
Interest from affiliated issuers (a)	1,497,181
Securities lending income (b)	197,608

Total investment income	45,000,648

Expenses (Note 2)
Investment advisory fees	1,188,574

Total expenses	1,188,574

Net investment income	43,812,074

Realized and Unrealized Gain (Loss)
Net realized (loss) from sale of investments in affiliated issuers	(34,203,870)
Net realized gain from in-kind redemptions	37,267,402
Net realized gain on futures contracts	4,340,737
Net change in unrealized appreciation (depreciation) of investments	62,101,667
Net change in unrealized appreciation (depreciation) of futures contracts	(938,565)

Net realized and unrealized gain	68,567,371

Net increase in net assets resulting from operations	$112,379,445

(a)	The Master Portfolio’s investment adviser is an affiliate of the issuers. See Note 2.
(b)	Includes income earned from issuers of which the Master Portfolio’s investment adviser is an affiliate. See Note 2.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS (Continued)

For the year ended December 31, 2005

	LifePath Retirement Master Portfolio	LifePath 2010 Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio

Net Investment Income
Dividends from unaffiliated issuers	$—	$1,074	$342	$1,169	$2,258
Dividends from affiliated issuers (a)	512,280	1,889,612	4,016,734	3,052,899	2,053,097
Dividends allocated from Master Portfolios	789,644	3,042,511	6,759,395	5,013,233	3,581,713
Interest from affiliated issuers (a)	36,146	95,882	168,482	116,802	98,880
Interest allocated from Master Portfolios	5,979,819	13,687,107	14,243,966	5,333,687	1,584,714
Securities lending income (b)	24,190	91,085	196,855	109,331	66,343
Expenses allocated from Master Portfolios	(617,232)	(1,646,298)	(2,396,553)	(1,368,143)	(801,566)

Total investment income	6,724,847	17,160,973	22,989,221	12,258,978	6,585,439

Expenses (Note 2)
Investment advisory fees	725,245	2,019,704	3,161,333	1,918,836	1,163,948

Total expenses	725,245	2,019,704	3,161,333	1,918,836	1,163,948
Less investment advisory fees waived	(705,820)	(1,958,427)	(3,044,450)	(1,835,917)	(1,104,688)

Net expenses	19,425	61,277	116,883	82,919	59,260

Net investment income	6,705,422	17,099,696	22,872,338	12,176,059	6,526,179

Realized and Unrealized Gain (Loss)
Net realized gain from sale of investments in unaffiliated issuers	1,850	10,261	13,853	6,612	12,242
Net realized gain from sale of investments in affiliated issuers (a)	758,064	1,477,255	1,695,224	1,283,308	898,117
Net realized gain allocated from Master Portfolios	1,305,346	5,814,636	15,873,044	11,596,547	8,561,455
Net realized gain on foreign currency transactions	—	19	4	17	—
Net change in unrealized appreciation (depreciation) of investments	2,522,349	10,022,232	22,017,109	16,152,224	10,779,663
Net change in unrealized appreciation (depreciation) allocated from Master Portfolios	(1,009,411)	(173,395)	5,183,113	6,584,677	5,977,225
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(439)	(1,291)	(3,618)	(1,378)	(1,150)

Net realized and unrealized gain	3,577,759	17,149,717	44,778,729	35,622,007	26,227,552

Net increase in net assets resulting from operations	$10,283,181	$34,249,413	$67,651,067	$47,798,066	$32,753,731

(a)	The Master Portfolios’ investment adviser is an affiliate of the issuers. See Note 2.
(b)	Includes income earned from issuers of which the Master Portfolios’ investment adviser is an affiliate. See Note 2.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS (Continued)

For the year ended December 31, 2005

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio

Net Investment Income
Dividends from unaffiliated issuers (a)	$19,186,573	$—
Interest from unaffiliated issuers	14,939	36,815,684
Interest from affiliated issuers (b)	157,842	4,053,886
Securities lending income (c)	62,217	162,324

Total investment income	19,421,571	41,031,894

Expenses
Investment advisory fees (Note 2)	2,619,386	2,259,038
Administration fees (Note 2)	1,047,754	903,616
Interest expense on short sales	—	16,989

Total expenses	3,667,140	3,179,643

Net investment income	15,754,431	37,852,251

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from sale of investments in unaffiliated issuers	49,213,750	(5,193,987)
Net realized gain (loss) on futures contracts	204,107	(645,701)
Net realized loss on swap contracts	—	(843,804)
Net change in unrealized appreciation (depreciation) of investments	30,000,781	(14,032,269)
Net change in unrealized appreciation (depreciation) of futures contracts	(152,447)	715,345
Net change in unrealized appreciation (depreciation) of securities sold short	—	(340,682)
Net change in unrealized appreciation (depreciation) of swap contracts	—	367,573

Net realized and unrealized gain (loss)	79,266,191	(19,973,525)

Net increase in net assets resulting from operations	$95,020,622	$17,878,726

(a)	Net of foreign withholding tax of $828 and $—, respectively.
(b)	The Master Portfolios’ investment adviser is an affiliate of the issuers. See Note 2.
(c)	Includes income earned from issuers of which the Master Portfolios’ investment adviser is an affiliate. See Note 2.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	S&P 500 Index Master Portfolio
	For the year ended December 31, 2005	For the year ended December 31, 2004

Increase (decrease) in net assets

Operations:
Net investment income	$43,812,074	$53,575,520
Net realized gain	7,404,269	538,623,460
Net change in unrealized appreciation (depreciation)	61,163,102	(290,833,407)

Net increase in net assets resulting from operations	112,379,445	301,365,573

Interestholder transactions:
Contributions	749,027,738	820,705,368
Withdrawals	(859,684,082)	(2,346,660,989)

Net decrease in net assets resulting from interestholder transactions	(110,656,344)	(1,525,955,621)

Increase (decrease) in net assets	1,723,101	(1,224,590,048)

NET ASSETS:
Beginning of year	2,406,802,549	3,631,392,597

End of year	$2,408,525,650	$2,406,802,549

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	LifePath Retirement Master Portfolio		LifePath 2010 Master Portfolio
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2005	For the year ended December 31, 2004

Increase (decrease) in net assets

Operations:
Net investment income	$6,705,422	$4,064,479	$17,099,696	$9,521,401
Net realized gain	2,065,260	6,723,311	7,302,171	19,706,190
Net change in unrealized appreciation (depreciation)	1,512,499	1,295,008	9,847,546	6,868,671

Net increase in net assets resulting from operations	10,283,181	12,082,798	34,249,413	36,096,262

Interestholder transactions:
Contributions	92,431,167	165,649,858	241,472,922	381,914,274
Withdrawals	(52,923,002)	(98,229,192)	(102,507,218)	(163,689,096)

Net increase in net assets resulting from interestholder transactions	39,508,165	67,420,666	138,965,704	218,225,178

Increase in net assets	49,791,346	79,503,464	173,215,117	254,321,440

NET ASSETS:
Beginning of year	180,873,640	101,370,176	492,776,645	238,455,205

End of year	$230,664,986	$180,873,640	$665,991,762	$492,776,645

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	LifePath 2020 Master Portfolio		LifePath 2030 Master Portfolio
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2005	For the year ended December 31, 2004

Increase (decrease) in net assets

Operations:
Net investment income	$22,872,338	$14,874,419	$12,176,059	$7,469,272
Net realized gain	17,582,125	19,502,624	12,886,484	33,016,584
Net change in unrealized appreciation (depreciation)	27,196,604	37,235,104	22,735,523	5,172,895

Net increase in net assets resulting from operations	67,651,067	71,612,147	47,798,066	45,658,751

Interestholder transactions:
Contributions	396,332,869	537,563,465	281,688,243	341,379,439
Withdrawals	(124,842,737)	(354,707,063)	(85,036,609)	(179,195,644)

Net increase in net assets resulting from interestholder transactions	271,490,132	182,856,402	196,651,634	162,183,795

Increase in net assets	339,141,199	254,468,549	244,449,700	207,842,546

NET ASSETS:
Beginning of year	725,948,422	471,479,873	432,294,835	224,452,289

End of year	$1,065,089,621	$725,948,422	$676,744,535	$432,294,835

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	LifePath 2040 Master Portfolio
	For the year ended December 31, 2005	For the year ended December 31, 2004

Increase (decrease) in net assets

Operations:
Net investment income	$6,526,179	$4,098,676
Net realized gain	9,471,814	4,988,726
Net change in unrealized appreciation (depreciation)	16,755,738	19,707,923

Net increase in net assets resulting from operations	32,753,731	28,795,325

Interestholder transactions:
Contributions	245,110,300	196,012,271
Withdrawals	(76,545,321)	(152,070,048)

Net increase in net assets resulting from interestholder transactions	168,564,979	43,942,223

Increase in net assets	201,318,710	72,737,548

NET ASSETS:
Beginning of year	234,610,863	161,873,315

End of year	$435,929,573	$234,610,863

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Active Stock Master Portfolio		CoreAlpha Bond Master Portfolio
	For the year ended December 31, 2005	For the period March 15, 2004 (a) to December 31, 2004	For the year ended December 31, 2005	For the period March 15, 2004 (a) to December 31, 2004

Increase (decrease) in net assets

Operations:
Net investment income	$15,754,431	$10,779,499	$37,852,251	$16,778,720
Net realized gain (loss)	49,417,857	20,580,275	(6,683,492)	(3,269,330)
Net change in unrealized appreciation (depreciation)	29,848,334	61,168,229	(13,290,033)	577,649

Net increase in net assets resulting from operations	95,020,622	92,528,003	17,878,726	14,087,039

Interestholder transactions:
Contributions	275,385,000	982,486,302	363,341,556	868,565,757
Withdrawals	(36,000,000)	(221,207,430)	(19,545,000)	(158,745,747)

Net increase in net assets resulting from interestholder transactions	239,385,000	761,278,872	343,796,556	709,820,010

Increase in net assets	334,405,622	853,806,875	361,675,282	723,907,049

NET ASSETS:
Beginning of period	853,806,875	—	723,907,049	—

End of period	$1,188,212,497	$853,806,875	$1,085,582,331	$723,907,049

(a)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS

1. Significant accounting policies

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware statutory trust. As of December 31, 2005, MIP offered the following separate portfolios: Active Stock, Bond Index, CoreAlpha Bond, Government Money Market, LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Prime Money Market, S&P 500 Index and Treasury Money Market Master Portfolios.

These financial statements relate only to the Active Stock, CoreAlpha Bond, LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040 and S&P 500 Index Master Portfolios (each, a “Master Portfolio,” collectively, the “Master Portfolios”).

Under MIP’s organizational documents, the Master Portfolios’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Portfolios. Additionally, in the normal course of business, the Master Portfolios enter into contracts with service providers that contain general indemnification clauses. The Master Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Portfolios that have not yet occurred.

The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Restructuring of the Lifepath Master Portfolios

As of March 15, 2004, the LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Portfolios (each, a “LifePath Master Portfolio,” collectively, the “LifePath Master Portfolios”) converted to a fund-of-funds structure. Consequently, as of March 15, 2004, each LifePath Master Portfolio seeks to achieve its investment objective by investing in a combination of stock, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy. The Underlying Funds are advised by Barclays Global Fund Advisors (“BGFA”), and include the Active Stock and CoreAlpha Bond Master Portfolios, the Barclays Global Investors Funds Institutional Money Market Fund and exchange-traded funds in the iShares® family of funds.

Security valuation

The securities and other assets of each Master Portfolio are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The investment adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees of MIP (the “Board”).

The value of each LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of December 31, 2005, the interests of the Active Stock and CoreAlpha Bond Master Portfolios held by each LifePath Master Portfolio were as follows:

Master Portfolio	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
LifePath Retirement	3.84%	13.74%
LifePath 2010	14.99	32.98
LifePath 2020	34.46	35.18
LifePath 2030	26.51	13.71
LifePath 2040	20.20	4.39

Security transactions and income recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at source, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolios amortize premiums and accrete discounts on debt securities purchased, using a constant yield to maturity method.

MASTER INVESTMENT PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

Each LifePath Master Portfolio records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of the Active Stock and CoreAlpha Bond Master Portfolios. In addition, each LifePath Master Portfolio accrues its own expenses.

Foreign currency translation

The accounting records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Master Portfolios as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

Federal income taxes

In general, MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that each such Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each interestholder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, each such Master Portfolio will be deemed to have “passed through” to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder.

It is intended that each Master Portfolio’s assets, income and distributions will be managed in such a way that an entity electing and qualifying as a “regulated investment company” under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company’s “investment company taxable income” annually).

As of December 31, 2005, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes for the Master Portfolios were as follows:

Master Portfolio	Tax cost	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
S&P 500 Index	$2,593,214,650	$352,850,885	$(356,013,503)	$(3,162,618)
LifePath Retirement (a)	36,431,724	5,719,694	—	5,719,694
LifePath 2010 (a)	133,373,584	21,360,987	—	21,360,987
LifePath 2020 (a)	289,467,483	43,896,748	—	43,896,748
LifePath 2030 (a)	195,844,901	30,954,348	—	30,954,348
LifePath 2040 (a)	141,122,970	19,233,353	—	19,233,353
Active Stock	1,214,209,405	119,821,656	(35,597,125)	84,224,531
CoreAlpha Bond	1,278,826,172	3,165,099	(16,767,630)	(13,602,531)

(a) Tax cost information does not include investments in the underlying Master Portfolios.

Futures contracts

The Active Stock, CoreAlpha Bond and S&P 500 Index Master Portfolios may purchase futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange-traded. Upon entering into a futures contract, a Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt and equity securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Master Portfolio as receivables or payables in the accompanying Statements of Assets and Liabilities. When the contract is closed, the Master

MASTER INVESTMENT PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

Portfolio records a “realized gain (loss) on futures contracts” in its Statement of Operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the U.S. Securities and Exchange Commission (“SEC”), the Master Portfolio is required to segregate cash, U.S. Government securities or high-quality, liquid debt instruments and equity securities in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for futures contracts may exceed the amount reflected in the financial statements.

The Active Stock, CoreAlpha Bond and S&P 500 Index Master Portfolios have pledged to brokers U.S. Treasury Bills or U.S. Treasury Notes with face amounts of $350,000, $1,103,000 and $1,700,000, respectively, for initial margin requirements.

When issued/TBA transactions

The CoreAlpha Bond Master Portfolio may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Master Portfolio may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). The Master Portfolio could be exposed to possible risk if there is adverse market action, expenses or delays in connection with the TBA transactions or if the counterparty fails to complete the transaction. The Master Portfolio’s use of TBA rolls may cause the Master Portfolio to experience higher portfolio turnover, higher transaction costs and to allocate larger short-term capital gains to interestholders.

Repurchase agreements

Each Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Master Portfolio, collateralized by securities, which are delivered to the Master Portfolio’s custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

Swap agreements

The CoreAlpha Bond Master Portfolio may enter into index and interest-rate swap transactions. Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest. If the Master Portfolio enters into a swap transaction, cash or securities may be posted by or to the Master Portfolio as collateral in accordance with the terms of the swap agreement. Upon early termination of a swap agreement due to an event of default or termination event with respect to the Master Portfolio or the other party, the risk of loss to the Master Portfolio would generally be limited to the net amount of payments that the Master Portfolio is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction or swap transactions, it is determined that the Master Portfolio would be obligated to make a net payment with respect to the swap transaction or swap transactions. In the event the other party to the swap transaction or swap transactions is to owe a net amount to the Master Portfolio upon an early termination of the swap agreement as described above, the Master Portfolio could be exposed to the risk of loss in the event that any collateral held by the Master Portfolio would be insufficient. As of December 31, 2005, the Master Portfolio did not hold any index swap contracts. Details of interest-rate swaps held by the Master Portfolio as of December 31, 2005 are included in its Schedule of Investments.

The CoreAlpha Bond Master Portfolio may also enter into credit default swaps to protect against credit risks associated with securities issued by or loans entered into by certain companies (each, as used in this discussion, a “reference entity” in the case of a particular company and an “Obligation” in the case of a loan or security) and to sell protection to a counterparty against credit risks associated with certain reference entities. In a cash-settled credit default swap where the Master Portfolio is buying protection, the Master Portfolio makes a stream of fixed payments to the counterparty in exchange for the right to receive compensation for the loss in market value of the designated Obligation that is being hedged, in the event the reference entity experiences a credit event, such as a material loan or bond default, restructuring or bankruptcy. In a cash-settled credit default swap where the Master Portfolio is selling protection, the Master Portfolio would be compensated for assuming the transfer of credit risk from the counterparty by receiving the fixed premium over the life of the transaction. Alternatively, if the credit default swap were to be physically settled, the counterparty, as seller of protection, would agree that if a specified credit event occurs, it would take delivery of an Obligation specified by the Master Portfolio and pay to the Master Portfolio an amount equal to the notional amount of the transaction. In exchange for this risk protection, the Master Portfolio would pay the counterparty a fixed premium over the specified life of the credit default swap. In instances where the Master Portfolio sells protection, the Master Portfolio would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the credit default swap. The Master Portfolio would be required to compensate the counterparty for loss in the market value of the designated Obligation if the reference entity suffered a credit event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified credit event with respect

MASTER INVESTMENT PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

to the reference entity, the Master Portfolio would be required to take physical delivery of an Obligation specified at the time of the occurrence of the relevant credit event and would pay to the counterparty an amount equal to notional amount of the transaction. Details of credit default swaps held by the Master Portfolio as of December 31, 2005 are included in its Schedule of Investments.

Options on swap agreements

The CoreAlpha Bond Master Portfolio may write (sell) and purchase put and call options on swaps. An option on a swap (commonly referred to as a “swaption”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap transaction at some designated future time on specified terms as described in the swaption. Depending on the terms of the particular swaption, the Master Portfolio may incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Master Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid if the Master Portfolio decides to let the swaption expire unexercised. When the Master Portfolio writes a swaption, upon exercise of the swaption, the Master Portfolio becomes obligated according to the terms of the underlying agreement. Details of swaptions held by the Master Portfolio as of December 31, 2005 are included in its Schedule of Investments.

Short sales

The CoreAlpha Bond Master Portfolio may make short sales of securities as part of its overall portfolio management strategies or to offset potential declines in long positions in similar securities. A short sale involves the sale of securities, with the ultimate obligation to deliver these securities. To make delivery to the buyer of the securities, the seller purchases or borrows the securities to offset the short obligation. When making a short sale, the Master Portfolio must cover its position. Short sales expose the Master Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the securities sold short at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Master Portfolio. The successful use of short selling may be adversely affected by an imperfect correlation between movements in the price of the security sold short and the securities being hedged. The amount at risk for short sales may exceed the amount reflected in the financial statements. Details of short sales held by the Master Portfolio as of December 31, 2005 are included in its Schedule of Investments.

2. Agreements and other transactions with affiliates

Pursuant to an Investment Advisory Contract with each Master Portfolio, BGFA provides investment advisory services to each Master Portfolio. BGFA is a California corporation indirectly owned by Barclays Bank PLC.

For its investment advisory services to the following Master Portfolios, BGFA is entitled to receive an annual investment advisory fee based on the average daily net assets for each Master Portfolio as follows:

Master Portfolio	Investment advisory fee
S&P 500 Index	0.05%
LifePath Retirement	0.35
LifePath 2010	0.35
LifePath 2020	0.35
LifePath 2030	0.35
LifePath 2040	0.35
Active Stock	0.25
CoreAlpha Bond	0.25

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NOTES TO THE FINANCIAL STATEMENTS (Continued)

BGFA has agreed to waive investment advisory fees charged to the LifePath Master Portfolios in an amount equal to investment advisory fees and administration fees, if any, charged to the Underlying Funds. For the year ended December 31, 2005, BGFA waived investment advisory fees as follows:

Master Portfolio	Waived investment advisory fees
LifePath Retirement	$705,820
LifePath 2010	1,958,427
LifePath 2020	3,044,450
LifePath 2030	1,835,917
LifePath 2040	1,104,688

MIP has entered into an administrative services arrangement with Barclays Global Investors, N.A. (“BGI”) who has agreed to provide general administrative services, such as managing and coordinating third-party service relationships (e.g., the Master Portfolios’ custodian, financial printer, legal counsel and independent registered public accounting firm), to the Master Portfolios. BGI is not entitled to compensation for providing administration services to the S&P 500 Index and LifePath Master Portfolios, for so long as BGI is entitled to compensation for providing administration services to a corresponding feeder fund that invests substantially all of its assets in these Master Portfolios, or BGI (or an affiliate) receives investment advisory fees from these Master Portfolios. BGI is entitled to receive a monthly fee for administration services from each of the Active Stock and CoreAlpha Bond Master Portfolios at an annual rate of 0.10% of their respective average daily net assets. BGI may delegate certain of its administration duties to sub-administrators.

Investors Bank & Trust Company (“IBT”) serves as the custodian and sub-administrator of the Master Portfolios. IBT will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from BGI for its services as sub-administrator of the Master Portfolios.

SEI Investment Distribution Company (“SEI”) is the sponsor and placement agent for the Master Portfolios. SEI does not receive any fee from the Master Portfolios for acting as placement agent.

Pursuant to an exemptive order issued by the SEC, BGI serves as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolios’ investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2005, BGI earned securities lending agent fees as follows:

Master Portfolio	Securities lending agent fees
S&P 500 Index	$197,608
LifePath Retirement	24,190
LifePath 2010	91,085
LifePath 2020	196,855
LifePath 2030	109,331
LifePath 2040	66,343
Active Stock	62,217
CoreAlpha Bond	162,324

Barclays Global Investors Services (“BGIS”), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolios. For the year ended December 31, 2005, BGIS did not receive any brokerage commissions from the Master Portfolios.

Pursuant to Rule 17a-7 under the 1940 Act, the S&P 500 Index and Active Stock Master Portfolios executed cross trades for the year ended December 31, 2005. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter, for compliance with the requirements and restrictions set forth by Rule 17a-7.

Pursuant to an exemptive order issued by the SEC, each Master Portfolio may invest in the Institutional Shares of the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”) and Prime Money Market Fund (“PMMF”) of Barclays Global Investors Funds. The GMMF, IMMF and PMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio and Prime Money Market Master Portfolio, respectively, which are managed by BGFA, the

MASTER INVESTMENT PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

Master Portfolios’ investment adviser. The GMMF, IMMF and PMMF are open-end money market funds available to institutional and accredited investors, including other investment companies managed by BGFA. The GMMF, IMMF and PMMF seek a high level of income consistent with liquidity and the preservation of capital. While the GMMF, IMMF and PMMF do not directly charge an investment advisory fee, the Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF and PMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolios from temporary cash investments or from investment of securities lending collateral are recorded as either interest from affiliated issuers or securities lending income, respectively, in the accompanying Master Portfolios’ Statements of Operations.

The Master Portfolios may invest in the shares of exchange-traded funds (“ETFs”), including shares of ETFs of which BGI is an affiliate, to obtain exposure to the bond and stock markets while maintaining flexibility to meet the liquidity needs of the Master Portfolios.

The following table provides information about the investment by each Master Portfolio in shares of issuers of which BGFA is an affiliate, other than the Active Stock and CoreAlpha Bond Master Portfolios, for the year ended December 31, 2005, including income earned from these affiliated issuers and net realized capital gains (losses) from sales of these affiliated issuers.

Master Portfolio and Name of Affiliated Issuer	Number of shares held beginning of year (in 000s)	Gross additions (in 000s)	Gross reductions (in 000s)	Number of shares held end of year (in 000s)	Value at end of year	Dividend and interest income	Net realized gain (loss)

S&P 500 Index
IMMF	17,466	12,616,569	12,614,910	19,125	$19,124,728	$1,497,181	$—

LifePath Retirement
IMMF	1,282	286,998	286,357	1,923	1,923,052	36,146	—
iShares MSCI EAFE Index Fund (a)	291	88	31	348	20,707,183	380,837	294,683
iShares Russell 2000 Index Fund (b)	66	30	96	—	—	20,584	173,452
iShares S&P 500 Index Fund	—	45	45	—	—	408	(9,576)
iShares S&P MidCap 400 Index Fund (b)	64	72	10	126	9,307,730	82,369	116,318
iShares S&P SmallCap 600 Index Fund (a)	—	137	53	84	4,877,453	28,082	183,187

LifePath 2010
IMMF	3,359	762,891	761,514	4,736	4,735,755	95,882	—
iShares MSCI EAFE Index Fund (a)	1,080	247	18	1,309	77,817,026	1,452,287	161,840
iShares Russell 2000 Index Fund (b)	214	85	299	—	—	63,570	603,503
iShares S&P 500 Index Fund	—	231	231	—	—	16,305	18,723
iShares S&P MidCap 400 Index Fund (b)	198	243	21	420	31,005,668	265,484	265,025
iShares S&P SmallCap 600 Index Fund (a)	—	405	138	267	15,410,925	91,966	428,164

LifePath 2020
IMMF	4,950	1,366,577	1,363,858	7,669	7,668,859	168,482	—
iShares MSCI EAFE Index Fund (a)	2,133	809	60	2,882	171,355,455	3,175,506	490,634
iShares Russell 2000 Index Fund (b)	344	197	541	—	—	112,800	918,896
iShares S&P 500 Index Fund	—	722	722	—	—	51,756	(527,888)
iShares S&P MidCap 400 Index Fund (b)	316	499	—	815	60,175,782	504,208	—
iShares S&P SmallCap 600 Index Fund (a)	—	720	195	525	30,361,415	172,464	813,582

(a) Shares were adjusted to reflect a 3:1 stock split effective June 9, 2005. (b) Shares were adjusted to reflect a 2:1 stock split effective June 9, 2005.

MASTER INVESTMENT PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

Master Portfolio and Name of Affiliated Issuer	Number of shares held beginning of year (in 000s)	Gross additions (in 000s)	Gross reductions (in 000s)	Number of shares held end of year (in 000s)	Value at end of year	Dividend and interest income	Net realized gain (loss)

LifePath 2030
IMMF	3,255	930,370	926,900	6,725	6,724,758	116,802	—
iShares MSCI EAFE Index Fund (a)	1,518	738	50	2,206	131,175,776	2,424,240	375,253
iShares Russell 2000 Index Fund (b)	222	137	359	—	—	73,732	582,191
iShares S&P 500 Index Fund	—	717	717	—	—	82,975	(211,570)
iShares S&P MidCap 400 Index Fund (b)	206	393	3	596	44,013,065	351,128	27,735
iShares S&P SmallCap 600 Index Fund (a)	—	522	143	379	21,920,303	120,824	509,699

LifePath 2040
IMMF	1,776	727,524	724,821	4,479	4,478,589	98,880	—
iShares MSCI EAFE Index Fund (a)	876	649	56	1,469	87,364,875	1,616,525	412,422
iShares Russell 2000 Index Fund (b)	134	100	234	—	—	46,738	334,360
iShares S&P 500 Index Fund	—	809	809	—	—	58,353	(373,791)
iShares S&P MidCap 400 Index Fund (b)	124	335	21	438	32,334,953	246,557	273,875
iShares S&P SmallCap 600 Index Fund (a)	—	347	70	277	16,013,606	84,924	251,251

Active Stock
IMMF	4,370	1,116,208	1,114,900	5,678	5,678,236	148,109	—

CoreAlpha Bond
IMMF	92,515	31,601,881	31,614,843	79,553	79,553,299	4,053,886	—

(a) Shares were adjusted to reflect a 3:1 stock split effective June 9, 2005. (b) Shares were adjusted to reflect a 2:1 stock split effective June 9, 2005.

During the year ended December 31, 2005, the Master Portfolios invested cash collateral from securities on loan in the GMMF, IMMF and PMMF. Due to the nature of the structure of the joint account used for the investment of the collateral for securities on loan, the information reported above for each Master Portfolio does not include the Master Portfolio’s holdings of the GMMF, IMMF and PMMF in connection with the investment of collateral for securities on loan.

Certain officers and trustees of MIP are also officers of BGI. As of December 31, 2005, these officers of BGI collectively owned less than 1% of MIP’s outstanding beneficial interests.

MASTER INVESTMENT PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

3. Investment portfolio transactions

Investment transactions (excluding short-term investments and investments in any underlying Master Portfolios) for the Master Portfolios for the year ended December 31, 2005 were as follows:

	U.S. Government Obligations		Other Securities

Master Portfolio	Purchases	Sales	Purchases	Sales
S&P 500 Index	$—	$—	$238,771,926	$299,483,118
LifePath Retirement	—	—	62,826,920	22,137,432
LifePath 2010	—	—	210,741,466	69,720,111
LifePath 2020	—	—	424,044,391	150,645,124
LifePath 2030	—	—	330,361,150	131,596,174
LifePath 2040	—	—	295,552,120	125,708,523
Active Stock	—	—	814,789,331	565,895,884
CoreAlpha Bond	2,349,398,409	2,162,222,648	438,961,818	241,285,488

For the year ended December 31, 2005, the S&P 500 Index Master Portfolio paid in-kind redemption proceeds of portfolio securities in the amount of $156,000,305. In-kind redemptions are transactions in which an interestholder in the Master Portfolio redeems interests in the Master Portfolio and the Master Portfolio pays the proceeds of that redemption in the form of portfolio securities, rather than cash. Because capital gains or losses resulting from in-kind redemptions are not taxable to the Master Portfolio, and are not allocated to the other interestholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Master Portfolio’s tax year. The net realized gains or losses from in-kind redemptions for the year ended December 31, 2005 are disclosed in the Master Portfolio’s Statement of Operations.

4. Portfolio securities loaned

Each Master Portfolio may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Master Portfolio is required to have a value of at least 102% of the market value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan plus accrued interest, if any. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due.

As of December 31, 2005, the Master Portfolios had loaned securities which were collateralized by cash. Pursuant to an exemptive order issued by the SEC, the cash collateral received was invested in a joint account with other investment funds managed by BGFA. The joint account invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements held in the joint account are fully collateralized by U.S. Government securities and non-U.S. Government debt securities. Income from the joint account is allocated daily to each Master Portfolio, based on each Master Portfolio’s portion of the total cash collateral received. The market value of the securities on loan as of December 31, 2005 and the value of the related collateral are disclosed in the Master Portfolios’ Statements of Assets and Liabilities. Securities lending income, which is disclosed in the Master Portfolios’ Statements of Operations, is presented net of rebates paid to, or fees paid by, borrowers.

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NOTES TO THE FINANCIAL STATEMENTS (Continued)

5. Financial highlights

Financial highlights for each of the Master Portfolios were as follows:

Master Portfolio	Year ended December 31, 2005	Year ended December 31, 2004	Year ended December 31, 2003	Year ended December 31, 2002	Year ended December 31, 2001
S&P 500 Index
Ratio of expenses to average net assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of net investment income to average net assets	1.84%	1.91%	1.74%	1.57%	1.31%
Portfolio turnover rate (a)	10%	14%	8%	12%	9%
Total return	4.87%	10.82%	28.52%	(22.05)%	(11.96)%

(a) Portfolio turnover rates include in-kind transactions, if any.

Master Portfolio	Year ended December 31, 2005	Year ended December 31, 2004 (a)		Year ended December 31, 2003	Period ended December 31, 2002 (b)		Year ended February 28, 2002		Year ended February 28, 2001
LifePath Retirement
Ratio of expenses to average net assets (c) (d)	0.31%	0.31%		0.35%	0.35%		0.46%		0.55%
Ratio of expenses to average net assets prior to waived fees (c) (e)	0.65%	0.60%		n/a	n/a		n/a		n/a
Ratio of net investment income to average net assets (c) (d)	3.24%	2.46%		2.27%	2.98%		3.73	%(f)	4.40%
Ratio of net investment income to average net assets prior to waived fees (c) (e)	2.90%	2.17%		n/a	n/a		n/a		n/a
Portfolio turnover rate (g)	11%	138	%(h)	29%	56%		116%		58%
Total return	4.82%	6.85%		12.45%	(1.36	)%(i)	2.68%		6.56%

(a)    For the period from March 15, 2004 (commencement of operations) to December 31, 2004 for the Active Stock and CoreAlpha Bond Master Portfolios.

(b)    For the ten months ended December 31, 2002. The LifePath Master Portfolios changed their fiscal year-end from February 28 to December 31.

(c)    Annualized for periods of less than one year.

(d)    Ratio includes the LifePath Master Portfolio’s pro rata portion of the expenses of the underlying Master Portfolios and reflects BGFA’s voluntary waiver of investment advisory fees charged to the LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, charged to the Underlying Funds, including the underlying Master Portfolios.

(e)    Ratio includes the LifePath Master Portfolio’s pro rata portion of the expenses of the underlying Master Portfolios.

(f)    Effective March 1, 2001, the LifePath Master Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratio of net investment income to average net assets for the LifePath Master Portfolios for the year ended February 28, 2002. Ratios for the periods prior to March 1, 2001 have not been adjusted to reflect this change in policy.

(g)    Portfolio turnover rates include in-kind transactions, if any.

(h)    Portfolio turnover rate reflects the restructure of the LifePath Master Portfolio to a fund-of-funds structure.

(i)    Not annualized.

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NOTES TO THE FINANCIAL STATEMENTS (Continued)

Master Portfolio	Year ended December 31, 2005	Year ended December 31, 2004 (a)		Year ended December 31, 2003	Period ended December 31, 2002 (b)		Year ended February 28, 2002		Year ended February 28, 2001
LifePath 2010
Ratio of expenses to average net assets (c) (d)	0.30%	0.30%		0.35%	0.35%		0.46%		0.55%
Ratio of expenses to average net assets prior to waived fees (c) (e)	0.64%	0.59%		n/a	n/a		n/a		n/a
Ratio of net investment income to average net assets (c) (d)	2.96%	2.32%		2.12%	2.49%		3.11	%(f)	3.49%
Ratio of net investment income to average net assets prior to waived fees (c) (e)	2.62%	2.03%		n/a	n/a		n/a		n/a
Portfolio turnover rate (g)	12%	130	%(h)	23%	72%		86%		54%
Total return	5.70%	7.88%		16.16%	(6.43	)%(i)	(0.70)%		2.13%
LifePath 2020
Ratio of expenses to average net assets (c) (d)	0.28%	0.29%		0.35%	0.35%		0.44%		0.55%
Ratio of expenses to average net assets prior to waived fees (c) (e)	0.62%	0.57%		n/a	n/a		n/a		n/a
Ratio of net investment income to average net assets (c) (d)	2.53%	2.05%		2.04%	2.14%		2.23	%(f)	2.38%
Ratio of net investment income to average net assets prior to waived fees (c) (e)	2.19%	1.77%		n/a	n/a		n/a		n/a
Portfolio turnover rate (g)	17%	140	%(h)	23%	67%		86%		39%
Total return	7.04%	9.77%		21.11%	(10.18	)%(i)	(4.99)%		(3.14)%
LifePath 2030
Ratio of expenses to average net assets (c) (d)	0.26%	0.28%		0.35%	0.35%		0.46%		0.55%
Ratio of expenses to average net assets prior to waived fees (c) (e)	0.60%	0.56%		n/a	n/a		n/a		n/a
Ratio of net investment income to average net assets (c) (d)	2.22%	1.93%		1.98%	1.81%		1.74	%(f)	1.72%
Ratio of net investment income to average net assets prior to waived fees (c) (e)	1.88%	1.65%		n/a	n/a		n/a		n/a
Portfolio turnover rate (g)	24%	138	%(h)	32%	68%		53%		27%
Total return	8.13%	11.28%		24.36%	(13.05	)%(i)	(7.82)%		(5.59)%

(a)    For the period from March 15, 2004 (commencement of operations) to December 31, 2004 for the Active Stock and CoreAlpha Bond Master Portfolios.

(b)    For the ten months ended December 31, 2002. The LifePath Master Portfolios changed their fiscal year-end from February 28 to December 31.

(c)    Annualized for periods of less than one year.

(d)    Ratio includes the LifePath Master Portfolio’s pro rata portion of the expenses of the underlying Master Portfolios and reflects BGFA’s voluntary waiver of investment advisory fees charged to the LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, charged to the Underlying Funds, including the underlying Master Portfolios.

(e)    Ratio includes the LifePath Master Portfolio’s pro rata portion of the expenses of the underlying Master Portfolios.

(f)    Effective March 1, 2001, the LifePath Master Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratio of net investment income to average net assets for the LifePath Master Portfolios for the year ended February 28, 2002. Ratios for the periods prior to March 1, 2001 have not been adjusted to reflect this change in policy.

(g)    Portfolio turnover rates include in-kind transactions, if any.

(h)    Portfolio turnover rate reflects the restructure of the LifePath Master Portfolio to a fund-of-funds structure.

(i)    Not annualized.

MASTER INVESTMENT PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (Continued)

Master Portfolio	Year ended December 31, 2005	Year ended December 31, 2004 (a)		Year ended December 31, 2003	Period ended December 31, 2002 (b)		Year ended February 28, 2002		Year ended February 28, 2001
LifePath 2040
Ratio of expenses to average net assets (c) (d)	0.26%	0.28%		0.35%	0.35%		0.49%		0.55%
Ratio of expenses to average net assets prior to waived fees (c) (e)	0.59%	0.56%		n/a	n/a		n/a		n/a
Ratio of net investment income to average net assets (c) (d)	1.96%	1.74%		1.86%	1.57%		1.13	%(f)	0.90%
Ratio of net investment income to average net assets prior to waived fees (c) (e)	1.63%	1.46%		n/a	n/a		n/a		n/a
Portfolio turnover rate (g)	38%	147	%(h)	29%	62%		15%		20%
Total return	8.74%	11.93%		28.14%	(15.63	)%(i)	(10.48)%		(10.41)%
Active Stock
Ratio of expenses to average net assets (c)	0.35%	0.35%		n/a	n/a		n/a		n/a
Ratio of net investment income to average net assets (c)	1.50%	1.57%		n/a	n/a		n/a		n/a
Portfolio turnover rate (g)	54%	70%		n/a	n/a		n/a		n/a
Total return	8.79%	10.40	%(i)	n/a	n/a		n/a		n/a
CoreAlpha Bond
Ratio of expenses to average net assets (c)	0.35%	0.35%		n/a	n/a		n/a		n/a
Ratio of net investment income to average net assets (c)	4.19%	3.08%		n/a	n/a		n/a		n/a
Portfolio turnover rate (g)	270%	313%		n/a	n/a		n/a		n/a
Total return	1.98%	1.30	%(i)	n/a	n/a		n/a		n/a

(a)    For the period from March 15, 2004 (commencement of operations) to December 31, 2004 for the Active Stock and CoreAlpha Bond Master Portfolios.

(b)    For the ten months ended December 31, 2002. The LifePath Master Portfolios changed their fiscal year-end from February 28 to December 31.

(c)    Annualized for periods of less than one year.

(d)    Ratio includes the LifePath Master Portfolio’s pro rata portion of the expenses of the underlying Master Portfolios and reflects BGFA’s voluntary waiver of investment advisory fees charged to the LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, charged to the Underlying Funds, including the underlying Master Portfolios.

(e)    Ratio includes the LifePath Master Portfolio’s pro rata portion of the expenses of the underlying Master Portfolios.

(f)    Effective March 1, 2001, the LifePath Master Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratio of net investment income to average net assets for the LifePath Master Portfolios for the year ended February 28, 2002. Ratios for the periods prior to March 1, 2001 have not been adjusted to reflect this change in policy.

(g)    Portfolio turnover rates include in-kind transactions, if any.

(h)    Portfolio turnover rate reflects the restructure of the LifePath Master Portfolio to a fund-of-funds structure.

(i)    Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, LifePath Retirement Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, each a portfolio of Master Investment Portfolio (collectively, the “Master Portfolios”), at December 31, 2005, and the results of each of their operations for the year then ended and the changes in each of their net assets and their financial highlights for each of the periods presented after February 28, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Master Portfolios as of February 28, 2001 and for the year then ended were audited by other auditors, whose report dated April 13, 2001 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2006

MASTER INVESTMENT PORTFOLIO

TRUSTEE INFORMATION – Unaudited

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified.

Master Investment Portfolio (“MIP”), Barclays Global Investors Funds (“BGIF”), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of MIP also serves as a Trustee for BGIF and oversees 25 portfolios within the fund complex. In addition, Lee T. Kranefuss and Richard K. Lyons each serves as a Trustee for iShares Trust and as a Director for iShares, Inc. and oversees 126 portfolios within the fund complex.

Unless otherwise noted in the tables below, the address for each Trustee is 45 Fremont Street, San Francisco, California 94105. Additional information about the Master Portfolios’ Trustees may be found in Part B of the Master Portfolios’ Registration Statements, which are available without charge, upon request, by calling toll-free 1-877-244-1544.

Interested Trustees and Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Lee T. Kranefuss, * 1961	Trustee (since 2001), President and Chief Executive Officer (since 2002).	Chief Executive Officer (since 2003) of the Intermediary Investor and Exchange Traded Products Business of BGI; Chief Executive Officer (1997-2003) of the Intermediary Investor Business of BGI.	Trustee (since 2001) of MIP; Trustee (since 2003) of iShares Trust; Director (since 2003) of iShares, Inc.

Michael A. Latham, 1965	Secretary, Treasurer and Chief Financial Officer (since 2003).	Chief Operating Officer (since 2004) of the Intermediary Investor Business of BGI; Director (2000-2004) of Mutual Fund Delivery of the Intermediary Investor Business of BGI.	None.

*Lee T. Kranefuss is deemed to be an “interested person” of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the Master Portfolios and the parent company of BGFA, the investment adviser of the Master Portfolios.

Independent Trustees

Name, Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, 1944	Trustee (since 2001).	President (since 2004) and Director (since 2002) of the Bernard Osher Foundation; Director (2003-2004) of Osher Lifelong Learning Institutes; President and Chief Executive Officer (2002-2003) of The James Irvine Foundation; President and Chief Executive Officer (1993-2002) of KQED, Inc.	Trustee (since 2001) of MIP; Director (since 1984) and Lead Independent Director (since 2000) of Bank of Hawaii.

Jack S. Euphrat, 1922	Trustee (since 1993).	Private Investor.	None.

Independent Trustees

Name, Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Richard K. Lyons, 1961	Trustee (since 2001).	Executive Associate Dean (since 2005), Sylvan Coleman Chair in Finance (since 2004), Acting Dean (2004-2005) and Professor (since 1993), University of California, Berkeley: Haas School of Business; Consultant for IMF, World Bank, Federal Reserve Bank, and Citibank N.A. (since 2000).	Trustee (since 2001) of MIP; Director (since 2003) of the BGI Cayman Prime Money Market Fund, Ltd.; Trustee (since 1995) and Chairman of the Matthews Asian Funds (oversees 8 portfolios); Trustee (since 2000) of iShares Trust; Director (since 2002) of iShares, Inc.

Leo Soong, 1946	Trustee (since 2000).	President (since 2002) of Trinity Products LLC; Managing Director (since 1989) of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	Trustee (since 2000) of MIP; Vice Chairman (since 2005) of the California Pacific Medical Center; Director (since 1990) of the California State Automobile Association; Director (since 2002) of the American Automobile Association.

P.O. Box 219548
Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

Presorted Standard
U.S. Postage
PAID
Chicago, IL
PERMIT NO. 6065

Mutual Funds

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-800-447-4930

statefarm.com®

120-6345 a.4-CH

2-2006
Printed in U.S.A.

NOT FDIC INSURED	• May lose value • No bank guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

49890_Covers.indd 1

Pursuant to Securities and Exchange Commission Staff guidance contained in Letter to Chief Financial Officers from Lawrence A. Friend, dated November 7, 1997, “Investment Co. Accounting Guidance,” the foregoing State Farm Mutual Fund Trust annual report included as Item 1 on this Form N-CSR and sent to shareholders of registrant, includes the financial statements and notes to financial statements of eight series of Master Investment Portfolio (MIP) into which certain series of the registrant invest. MIP is unaffiliated with registrant and neither registrant nor the certifying officers to this Form N-CSR, have any control over the preparation or content of the information included in MIP’s financial statements and notes to financial statements included herein.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, no amendment was made to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and no waiver from such code of ethics provisions was granted. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-4930.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw, a member of the registrant’s Committee of Independent Trustees, has all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2005:	$323,255
Billed to registrant for fiscal year ending December 31, 2004:	$332,308

The audit fees for December 31, 2005 include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2005:	$0
Billed to registrant for fiscal year ending December 31, 2004:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2005:	$0
Billed for fiscal year ending December 31, 2004:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2005:	$55,200
Billed to registrant for fiscal year ending December 31, 2004:	$48,150

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise).

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2005:	$0
Billed for fiscal year ending December 31, 2004:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2005:	$0
Billed to registrant for fiscal year ending December 31, 2004:	$0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2005:	$0
Billed for fiscal year ending December 31, 2004:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1)	The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

•	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

•	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2005:	not applicable	0%	not applicable
Fiscal year ending December 31, 2004:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2005:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2004:	not applicable	not applicable	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2005:	$55,200
Fiscal year ending December 31, 2004:	$48,150

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2005:	$0
Fiscal year ending December 31, 2004:	$0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2005:	$0
Fiscal year ending December 31, 2004:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Mutual Fund Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Mutual Fund Trust

By	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President
Date	3/8/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President
Date	3/8/2006

By	/s/ Michael L. Tipsord
Michael L. Tipsord
Senior Vice President and Treasurer
Date	3/8/2006